Execution Version  NAI‐1515108520v22 LOAN AND SERVICING AGREEMENT  among   KUDU INVESTMENT MANAGEMENT, LLC,   as Holdings,  KUDU INVESTMENT HOLDINGS, LLC, and  KUDU INVESTMENT US, LLC,  as the Co‐Borrowers,  KFO HOLDINGS, LTD., and  KWCP HOLDINGS UK, LTD.,  as the UK Guarantors,  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY and  the other Lenders from time to time party hereto,  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,  as the Servicer,   and  ALTER DOMUS (US) LLC,  as the Administrative Agent   Dated as of March 23, 2021  Certain identified information has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. Exhibit 10.1

TABLE OF CONTENTS  Page  NAI‐1515108520v22 ‐i‐  ARTICLE I. INTERPRETATION ........................................................................................................................ 1  SECTION 1.01  Certain Defined Terms ................................................................................... 1  SECTION 1.02  Other Terms ................................................................................................. 32  SECTION 1.03  Computation of Time Periods ...................................................................... 32  SECTION 1.04  Interpretation ............................................................................................... 32  SECTION 1.05  Advances to Constitute Loans ...................................................................... 33  SECTION 1.06  Accounting Terms and Determination ......................................................... 33  SECTION 1.07  Spot Rates ..................................................................................................... 34  SECTION 1.08  Electronic Signatures .................................................................................... 34  ARTICLE II. THE FACILITY ............................................................................................................................ 35  SECTION 2.01  Advances ...................................................................................................... 35  SECTION 2.02  Procedure for Advances. .............................................................................. 35  SECTION 2.03  Evidence of Debt. ......................................................................................... 36  SECTION 2.04  Repayment; Allocation, Reduction or Termination of Commitments. ........ 37  SECTION 2.05  Interest and Fees. ......................................................................................... 38  SECTION 2.06  Benchmark Replacement Setting. ................................................................ 39  SECTION 2.07  Payments and Computations, Etc. ............................................................... 40  SECTION 2.08  Collections; Payment Date Report. .............................................................. 41  SECTION 2.09  Remittance Procedures ................................................................................ 42  SECTION 2.10  Grant of a Security Interest. ......................................................................... 43  SECTION 2.11  Sale of Portfolio Assets. ................................................................................ 47  SECTION 2.12  Increased Costs. ........................................................................................... 48  SECTION 2.13  Taxes. ............................................................................................................ 49  SECTION 2.14  Increase in Maximum Facility Amount ......................................................... 52  SECTION 2.15  Mitigation Obligations; Replacement of Lenders. ....................................... 52  SECTION 2.16  Defaulting Lenders. ...................................................................................... 54  SECTION 2.17  Extension of Availability Period. ................................................................... 55  SECTION 2.18  Ratings Cure ................................................................................................. 56  ARTICLE III. CONDITIONS PRECEDENT ........................................................................................................ 56  SECTION 3.01  Conditions Precedent to Effectiveness ........................................................ 56

TABLE OF CONTENTS  (continued)  Page  NAI‐1515108520v22 ‐ii‐  SECTION 3.02  Conditions Precedent to All Advances ......................................................... 58  SECTION 3.03  Conditions to Transfers of Portfolio Assets .................................................. 58  SECTION 3.04  Advances Do Not Constitute a Waiver ......................................................... 59  ARTICLE IV. REPRESENTATIONS ................................................................................................................. 59  SECTION 4.01  Representations of the Loan Parties ............................................................ 59  SECTION 4.02  Representations of the Co‐Borrowers Relating to the Agreement  and the Collateral ......................................................................................... 65  SECTION 4.03  Representations of the Servicer ................................................................... 66  SECTION 4.04  Representations of each Lender .................................................................. 67  SECTION 4.05  Representations of Holdings ........................................................................ 67  ARTICLE V. GENERAL COVENANTS ............................................................................................................. 71  SECTION 5.01  Affirmative Covenants of the Loan Parties .................................................. 71  SECTION 5.02  Negative Covenants of the Loan Parties ...................................................... 76  SECTION 5.03  Affirmative Covenants of the Servicer ......................................................... 79  SECTION 5.04  Negative Covenants of the Servicer ............................................................. 79  SECTION 5.05  Affirmative Covenants of Holdings ............................................................... 79  SECTION 5.06  Negative Covenants of Holdings .................................................................. 80  ARTICLE VI. EVENTS OF DEFAULT ............................................................................................................... 81  SECTION 6.01  Events of Default .......................................................................................... 81  SECTION 6.02  Pledged Equity. ............................................................................................. 83  SECTION 6.03  Additional Remedies. ................................................................................... 85  ARTICLE VII. THE ADMINISTRATIVE AGENT ................................................................................................ 86  SECTION 7.01  Appointment and Authority; Rights as Lender ............................................. 86  SECTION 7.02  Exculpatory Provisions. ................................................................................ 86  SECTION 7.03  Reliance by Administrative Agent ................................................................ 89  SECTION 7.04  Delegation of Duties ..................................................................................... 89  SECTION 7.05  Resignation of Administrative Agent. .......................................................... 89  SECTION 7.06  Non‐Reliance on Agents and Other Lenders ................................................ 90  SECTION 7.07  Indemnification by Lenders .......................................................................... 91  SECTION 7.08  Administrative Agent May File Proofs of Claim............................................ 91  SECTION 7.09  Collateral Matters. ....................................................................................... 91

TABLE OF CONTENTS  (continued)  Page  NAI‐1515108520v22 ‐iii‐  SECTION 7.10  Erroneous Payments. ................................................................................... 92  ARTICLE VIII. ADMINISTRATION AND SERVICING OF COLLATERAL ............................................................ 94  SECTION 8.01  Appointment and Designation of the Servicer. ............................................ 94  SECTION 8.02  Duties of the Servicer. .................................................................................. 96  SECTION 8.03  Authorization of the Servicer. ...................................................................... 98  SECTION 8.04  Collection of Payments; Accounts. ............................................................... 99  SECTION 8.05  Realization Upon Portfolio Assets ................................................................ 99  SECTION 8.06  Servicing Compensation ............................................................................. 100  SECTION 8.07  Payment of Certain Expenses ..................................................................... 100  SECTION 8.08  Reports to the Administrative Agent Account Statements; Servicing  Information. ............................................................................................... 101  SECTION 8.09  The Servicer Not to Resign ......................................................................... 101  SECTION 8.10  Indemnification of the Servicer .................................................................. 102  SECTION 8.11  Rights as a Lender ....................................................................................... 102  ARTICLE IX. [RESERVED]. .......................................................................................................................... 102  ARTICLE X. INDEMNIFICATION ................................................................................................................. 102  SECTION 10.01  Indemnities by the Co‐Borrowers and Holdings. ....................................... 102  ARTICLE XI. MISCELLANEOUS ................................................................................................................... 104  SECTION 11.01  Amendments and Waivers. ........................................................................ 104  SECTION 11.02  Notices, Etc ................................................................................................. 105  SECTION 11.03  No Waiver Remedies .................................................................................. 105  SECTION 11.04  Binding Effect; Assignability; Multiple Lenders. ......................................... 105  SECTION 11.05  Term of This Agreement ............................................................................. 107  SECTION 11.06  GOVERNING LAW; JURY WAIVER ............................................................... 107  SECTION 11.07  Costs, Expenses and Taxes. ........................................................................ 107  SECTION 11.08  Recourse Against Certain Parties; Non‐Petition......................................... 108  SECTION 11.09  Execution in Counterparts; Severability; Integration ................................. 109  SECTION 11.10  Consent to Jurisdiction; Service of Process. ............................................... 109  SECTION 11.11  Confidentiality. ........................................................................................... 110  SECTION 11.12  Non‐Confidentiality of Tax Treatment ....................................................... 111  SECTION 11.13  Waiver of Set Off ........................................................................................ 112

TABLE OF CONTENTS  (continued)  Page  NAI‐1515108520v22 ‐iv‐  SECTION 11.14  Headings, Schedules and Exhibits .............................................................. 112  SECTION 11.15  Ratable Payments ....................................................................................... 112  SECTION 11.16  Failure of Co‐Borrowers to Perform Certain Obligations ........................... 112  SECTION 11.17  Power of Attorney ...................................................................................... 112  SECTION 11.18  Delivery of Termination Statements, Releases, etc ................................... 113  SECTION 11.19  Exclusive Remedies .................................................................................... 113  SECTION 11.20  Post‐Closing Performance Conditions ........................................................ 113  SECTION 11.21  Performance Conditions ............................................................................. 113  SECTION 11.22  Bail In .......................................................................................................... 114  SECTION 11.23  Joint and Several; Administrative Borrower .............................................. 114

NAI‐1515108520v22 ‐v‐  LIST OF SCHEDULES AND EXHIBITS  SCHEDULES  SCHEDULE I  Eligible Portfolio Assets   SCHEDULE II  Conditions Precedent Documents  SCHEDULE III  Notice Information  SCHEDULE IV  Lender Commitments  SCHEDULE V  Investment Guidelines  SCHEDULE VI  Disqualified Lenders  SCHEDULE VII  Post‐Closing Conditions  EXHIBITS  EXHIBIT A  Form of LTV Certificate  EXHIBIT B  Form of Notice of Borrowing  EXHIBIT C  Form of Borrowing Base Certificate  EXHIBIT D  Form of Revolving Loan Note  EXHIBIT E  Form of U.S. Tax Compliance Certificate  EXHIBIT F  Form of Payment Date Report  EXHIBIT G  Form of Assignment and Assumption Agreement  EXHIBIT H  Form of Power of Attorney

LOAN AND SERVICING AGREEMENT, dated as of March 23, 2021, by and among:  (1) KUDU  INVESTMENT  MANAGEMENT,  LLC,  a  Delaware  limited  liability  company (“Holdings”);  (2) KUDU INVESTMENT HOLDINGS, LLC, a Delaware limited liability company (“Kudu”); (3) KUDU INVESTMENT US, LLC, a Delaware limited liability company (“Kudu US”); (4) KFO HOLDINGS,  LTD.,  a  limited  liability  company  incorporated  in  England  and Wales under number 11786202 (“KFO Holdings”);  (5) KWCP  HOLDINGS  UK,  LTD.,    a  limited  liability  company  incorporated  in  England  and Wales under number 11860833 (“KWCP Holdings”);   (6) MASSACHUSETTS MUTUAL LIFE  INSURANCE COMPANY, and each of  the other  lenders from time to time party hereto, as Lenders (as defined herein);   (7) MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as the Servicer; and (8) ALTER DOMUS (US) LLC, as the Administrative Agent. The  Lenders  have  agreed,  on  the  terms  and  conditions  set  forth  herein,  to  provide  a  senior  secured  revolving  loan  facility  that  provides  for Advances  from  time  to  time  in  the  amounts  and  in  accordance with the terms set forth herein.  The proceeds of the Advances will be used by the Co‐Borrowers for general corporate purposes,  together with such other purposes as set forth in Section 5.02(m).  Accordingly, the parties agree as follows:  ARTICLE I.  INTERPRETATION  SECTION 1.01 Certain Defined Terms. As used  in  this Agreement and  the exhibits,  schedules  and other attachments hereto  (each of which  is hereby  incorporated herein and made a part hereof),  the  following terms have  the  following meanings  (such meanings to be equally applicable  to both the  singular and plural forms of the terms defined):  “1940  Act”  means  the  Investment  Company  Act  of  1940  and  the  rules  and  regulations  promulgated thereunder.  “Account Bank” means with respect to each Co‐Borrower, First Republic Bank, in its capacity as  the “custodian,” “bank” or “securities intermediary” and each other Person acting in the capacity as the  “bank”,  the  “securities  intermediary”  or  such other  similar  term or  capacity pursuant  to  an Account  Control Agreement or any agreement replacing or substituting for any such Account Control Agreement.  “Account Control Agreement” means  (a) for each Account that  is a deposit account, a deposit  account control agreement in form reasonably acceptable to Administrative Agent, (b) for each Account

‐ 2 ‐  NAI‐1515108520v22 that  is a securities account, a securities account control agreement  in  form  reasonably satisfactory  to  Administrative Agent, and (c) any similar agreement under local law, in each case, executed by each Co‐ Borrower (as applicable), Administrative Agent and the Account Bank and which permits, among other  things, the Administrative Agent, acting at the direction of the Servicer, on behalf of the Secured Parties  to  direct  disposition  of  the  funds  in  such  Account  following  a  Notice  of  Exclusive  Control,  as  such  agreement may  be  amended,  restated, modified,  replaced  or  otherwise  supplemented  from  time  to  time.  “Accounts” means all deposit accounts and securities accounts maintained by, or for the benefit  of, any Loan Party from time to time.  “Additional Amount” has the meaning assigned to that term in Section 2.13(a).  “Administrative Agent” means Alter Domus (US) LLC,  in  its capacity as administrative agent for  the  Lenders,  together with  its  successors  and  permitted  assigns,  including  any  successor  appointed  pursuant to Article VII.  “Administrative Borrower” means Kudu.   “Advance” means each loan advanced by the Lenders to any Co‐Borrower pursuant to Article II.  “Advance Date” means, with respect to any Advance, the day on which such Advance is made.  “Advance Rate” means 35.0%.  “Advances Outstanding” means, at any time, the aggregate outstanding principal amount of all  Advances at such time.  “Affiliate” when used with respect to a Person, means any other Person Controlling, Controlled  by or under common Control with such Person.  “Agent  Fee  Letter”  means,  the  fee  letter  between  the  Administrative  Agent  and  the  Co‐ Borrowers, dated as of  the Closing Date, as amended,  restated, supplemented or otherwise modified  from time to time to the extent permitted hereunder.  “Agreement”  means  this  Loan  and  Servicing  Agreement,  as  may  be  amended,  restated,  modified, replaced or otherwise supplemented from time to time.  “Anti‐Corruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, and the  rules  and  regulations  thereunder  and,  as  to  any  person,  any  other  comparable  anti‐corruption  law  applicable to such person.  “Anti‐Money  Laundering  Laws” means,  as  to  any  person,  any  and  all  applicable  anti‐money  laundering,  financial  recordkeeping  and  reporting  requirements  of  Applicable  Law  relevant  to  such  person, including those of the Bank Secrecy Act (as amended by Title III of the Uniting and Strengthening  America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA  PATRIOT Act)) and any comparable anti‐money  laundering statutes of other  jurisdictions applicable  to  such person, as well as the rules and regulations thereunder and any related or similar rules, regulations  or guidelines, issued, administered or enforced by any governmental agency applicable to such person.

‐ 3 ‐  NAI‐1515108520v22  “Applicable Accounting Principles” shall mean GAAP, IFRS or any other internationally accepted  accounting  standard  that may be used by Holdings  and  the  Loan Parties  for  their  financial  reporting  requirements from time to time.  “Applicable Law” means for any Person all existing and future laws, rules, regulations (including  temporary  and  final  income  tax  regulations),  statutes,  treaties,  codes,  and  ordinances,  including  any  binding  interpretation  or  administration  thereof  by  any  Governmental  Authority  charged  with  the  enforcement,  interpretation or administration  thereof and all permits,  certificates, orders,  licenses of  and binding  interpretations by any Governmental Authority, applicable  to such Person and applicable  judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative,  judicial, or quasi‐judicial tribunal or agency of competent jurisdiction.  “Applicable Spread” means 4.30%.  “Assignment  and Assumption Agreement” means  an  agreement  among  the  Co‐Borrowers  (if  required under Section 11.04), a Lender, an Eligible Assignee and the Administrative Agent, substantially  in the form of Exhibit G or any other form (including electronic documentation generated by use of an  electronic platform) reasonably approved by the Administrative Agent, and delivered in connection with  a Person becoming a Lender hereunder after the Closing Date.  “Australian Collateral” has the meaning assigned to the term “Collateral” in the Australian  Pledge Agreement.   “Australian Equity Notes” has the meaning assigned to the term “Equity Notes” in the Australian  Pledge Agreement.  “Australian  Pledge Agreement” means  the  document  entitled  “Specific  Security Deed  (Equity  Notes)” dated on or around the date of this Agreement between Kudu and the Administrative Agent.  “Australian PPSA” means the Personal Property Securities Act 2009 (Cth).   “Australian  PPSR”  means  the  “Personal  Property  Securities  Register”  established  under  section 147 of the Australian PPSA.   “Availability  Period” means  the  period  commencing  on  the  Closing Date  and  ending  on  the  earlier of (i) March 23, 2024 or  if an Availability Period Extension occurs pursuant to Section 2.17, the  Availability Period Extension Date, and (ii) the date the Commitments are terminated in accordance with  this Agreement, whether as a result of an Event of Default or otherwise, and subject to the suspension  thereof upon the occurrence of an Event of Default or a Market Trigger Event.  “Availability Period Extension” has the meaning given to such term in Section 2.17.  “Availability Period Extension Date” has the meaning given to such term in Section 2.17.  “Available Collections” means all cash Collections and other cash proceeds with respect to any  Portfolio Asset deposited  in any Collection Account and all other amounts on deposit  in any Collection  Account from time to time, but excluding Excluded Amounts.

‐ 4 ‐  NAI‐1515108520v22 “Bail‐In Action” means the exercise of any Write‐Down and Conversion Powers by the applicable  EEA Resolution Authority in respect of any liability of an EEA Financial Institution.  “Bail‐In Legislation” means, with respect to any EEA Member Country implementing Article 55 of  Directive  2014/59/EU  of  the  European  Parliament  and  of  the  Council  of  the  European  Union,  the  implementing  law for such EEA Member Country from time to time that  is described  in the EU Bail‐In  Legislation Schedule.  “Bankruptcy Code” means Title 11, United States Code, 11 U.S.C. §§ 101 et  seq., as amended  from time to time.  “Bankruptcy Event” is deemed to have occurred with respect to a Person if either:  (a) a case or other proceeding shall be commenced, without the application or consent of such Person,  in  any  court,  seeking  the  liquidation,  administration,  reorganization, debt  arrangement,  dissolution, winding  up,  receivership,  or  composition  or  readjustment  of  debts  of  such  Person,  the  appointment of a trustee, receiver, receiver and manager, controller, custodian,  liquidator, provisional  liquidator, administrator, restructuring practitioner, assignee, sequestrator or the like for such Person or  all or substantially all of its assets or, in the case of any Loan Party or Holdings, or any similar action with  respect  to  such  Person  under  the  Bankruptcy  Laws,  and  such  case  or  proceeding  shall  continue  undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief  in respect of such Person shall be entered in an involuntary case under the federal Bankruptcy Laws or  other similar laws now or hereafter in effect and such case or proceeding shall continue undismissed, or  unstayed and in effect, for a period of sixty (60) consecutive days; or  (b) such  Person  shall  commence  a  voluntary  case  or  other  proceeding  under  any Bankruptcy Laws now or hereafter in effect, or shall consent to the appointment of or taking possession  by  a  receiver,  receiver  and  manager,  controller,  liquidator,  provisional  liquidator,  administrator,  restructuring practitioner, assignee,  trustee, custodian, sequestrator  (or other similar official)  for such  Person  or  all  or  substantially  all  of  its  assets  under  the Bankruptcy  Laws,  or  shall make  any  general  assignment  for  the benefit of creditors or enter  into any arrangement, moratorium, reorganization or  composition involving one or more of its creditors, or shall fail to, or admit in writing its inability to, or  be presumed under any Bankruptcy Laws to be unable to, pay its debts generally as they become due,  or,  if a corporation or similar entity,  its board of directors or members shall vote to  implement any of  the foregoing;   (c) the  Person  executes  a  deed  of  company  arrangement  or makes  a  restructuring  plan under the Corporations Act 2001 (Cth); or   (d) if a corporation or similar entity, the Person is deregistered as a company or otherwise dissolved.  “Bankruptcy Laws” means the Bankruptcy Code, the  Insolvency Act 1986  (U.K.), Enterprise Act  2002  (U.K.),  Companies  Act  2006  (U.K.),  the  Corporations  Act  2001  (Cth)  and  all  other  applicable  liquidation,  conservatorship,  bankruptcy,  moratorium,  rearrangement,  receivership,  insolvency,  reorganization,  suspension of payments, winding up, general assignment  for  the benefit of  creditors,

‐ 5 ‐  NAI‐1515108520v22 administration, or similar debtor relief  laws from time to time in effect affecting the rights of creditors  generally.  “Benchmark  Replacement” means  the  sum  of:  (a)  the  alternate  benchmark  rate  (which may  include  Term  SOFR)  that  has  been  selected  by  the  Administrative  Agent,  the  Initial  Lender  and  the  Administrative  Borrower  giving  due  consideration  to  (i)  any  selection  or  recommendation  of  a  replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or  (ii) any  evolving  or  then‐prevailing  market  convention  for  determining  a  rate  of  interest  as  a replacement  to  LIBOR  for U.S. dollar‐denominated  syndicated  credit  facilities  and  (b)  the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with  an Unadjusted Benchmark Replacement  for each applicable  LIBOR Period,  the  spread adjustment, or  method  for calculating or determining  such  spread adjustment,  (which may be a positive or negative  value  or  zero)  that  has  been  selected  by  the  Administrative  Agent,  the  Initial  Lender  and  the  Administrative Borrower giving due consideration  to  (i) any selection or  recommendation of a spread  adjustment, or method for calculating or determining such spread adjustment, for the replacement of  LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or  (ii) any evolving or then‐prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted  Benchmark  Replacement  for  U.S.  dollar‐denominated  syndicated  credit  facilities  at  such time. “Benchmark  Replacement  Conforming  Changes”  means,  with  respect  to  any  Benchmark  Replacement, any technical, administrative or operational changes (including changes to the definition  of  “LIBOR  Period,”  timing  and  frequency  of  determining  rates  and making  payments  of  interest  and  other administrative matters) that the Administrative Agent decides may be appropriate to reflect the  adoption  and  implementation  of  such  Benchmark  Replacement  and  to  permit  the  administration  thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the  Administrative  Agent  decides  that  adoption  of  any  portion  of  such  market  practice  is  not  administratively  feasible  or  if  the  Administrative  Agent  determines  that  no market  practice  for  the  administration of  the Benchmark Replacement exists,  in  such other manner of  administration  as  the  Administrative  Agent  decides  is  reasonably  necessary  in  connection with  the  administration  of  this  Agreement).  “Benchmark Replacement Date” means the earlier to occur of the following events with respect  to LIBOR:    (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of  (a)  the date of  the public  statement or publication of  information  referenced  therein  and  (b)  the  date  on which  the  administrator  of  LIBOR  permanently  or  indefinitely  ceases  to  provide LIBOR; or    (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.   “Benchmark Transition Event” means  the occurrence of one or more of  the  following events  with respect to LIBOR:

‐ 6 ‐  NAI‐1515108520v22 (1) a public statement or publication of information by or on behalf of the administrator of  LIBOR  announcing  that  such  administrator  has  ceased  or  will  cease  to  provide  LIBOR,  permanently or indefinitely, provided that, at the time of such statement or publication, there is  no successor administrator that will continue to provide LIBOR;  (2) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an  insolvency official with jurisdiction  over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator  for  LIBOR  or  a  court  or  an  entity  with  similar  insolvency  or  resolution  authority  over  the  administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to  provide  LIBOR  permanently  or  indefinitely,  provided  that,  at  the  time  of  such  statement  or  publication, there is no successor administrator that will continue to provide LIBOR; or    (3) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.  “Benchmark Transition Start Date” means (a)  in the case of a Benchmark Transition Event, the  earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a  public statement or publication of information of a prospective event, the 90th day prior to the expected  date of such event as of such public statement or publication of information (or if the expected date of  such  prospective  event  is  fewer  than  90  days  after  such  statement  or  publication,  the  date  of  such  statement  or  publication)  and  (b)  in  the  case  of  an  Early Opt‐in  Election,  the  date  specified  by  the  Administrative Agent or the Majority Lenders, as applicable, by notice to the Administrative Borrower,  the Administrative Agent (in the case of such notice by the Majority Lenders) and the Lenders.  “Benchmark  Unavailability  Period”  means,  if  a  Benchmark  Transition  Event  and  its  related  Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR  has not been replaced with a Benchmark Replacement, the period  (x) beginning at the time that such  Benchmark Replacement Date has occurred  if, at such time, no Benchmark Replacement has replaced  LIBOR  for  all purposes hereunder  in  accordance with  Section 2.06  and  (y)  ending  at  the  time  that  a  Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to Section 2.06.  “Borrower AML and International Trade Default” means, any one of the following events: (a) any  representation contained Section 4.01(cc) is or becomes false at any time; or (b) any Loan Party fails to  comply with the covenant contained in Section 11.21(d)(ii) at any time.  “Borrower Covered Entity” means each of (a) the Co‐Borrowers, (b) the UK Guarantors, and (c)  Holdings.  “Borrowing Base” means, as of any date of determination, the Advance Rate multiplied by the  aggregate Investment Value of all Eligible Portfolio Assets as of such date.  “Borrowing Base Certificate” means a certificate setting forth the calculation of the Borrowing  Base as of the applicable date of determination, substantially  in the form of Exhibit C prepared by the  Administrative Borrower.  “Business Day” means a day of the year other than (a) Saturday or a Sunday or (b) any other day  on which  commercial  banks  in  New  York,  New  York  are  authorized  or  required  by  Applicable  Law,  regulation or executive order to close; provided that, if any determination of a Business Day shall relate

‐ 7 ‐  NAI‐1515108520v22 to an Advance bearing  interest at LIBOR, the term “Business Day” shall also exclude any day on which  banks are not open for dealings in Dollar deposits in the London interbank market.  “Capital Lease Obligations” of any Person shall mean all obligations of such Person to pay rent or  other amounts under any  lease of  (or other arrangement conveying  the right  to use) real or personal  property, or a combination thereof, which obligations are required to be classified and accounted for as  finance  leases  on  a  balance  sheet  of  such  Person  under  Applicable  Accounting  Principles,  and  the  amount  of  such  obligations  shall  be  the  capitalized  amount  thereof  determined  in  accordance with  Applicable Accounting Principles.  “Change  in Law” means the occurrence, after the Closing Date, of any of the following: (a) the  adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation  or  treaty  or  in  the  administration,  interpretation,  implementation  or  application  thereof  by  any  Governmental  Authority;  or  (c) the  making  or  issuance  of  any  request,  rule,  guideline  or  directive  (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding  anything herein  to  the  contrary,  (i) the Dodd‐Frank Wall Street Reform and Consumer Protection Act  and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all  requests,  rules,  guidelines  or  directives  promulgated  by  the  Bank  for  International  Settlements,  the  Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or  foreign regulatory authorities,  in each case pursuant to Basel  III, shall  in each case be deemed to be a  “Change in Law”, regardless of the date enacted, adopted or issued.  “Change of Control” is deemed to have occurred if (i) White Mountains Insurance Group, Ltd. or  any of its Affiliates fails to own, directly or indirectly, 51% of the membership  interests of Holdings, (ii)  Holdings fails to own, directly or indirectly, 100% of the membership interests of each Co‐Borrower, or  (iii) Kudu fails to own, directly or indirectly, 100% of the membership interests of each UK Guarantor. “Change of Control Denial” has the meaning assigned to that term in Section 2.04(d).   “Closing Date” means the date of this Agreement.  “Co‐Borrower” and “Co‐Borrowers” means, each of Kudu and Kudu US.  “Code” means the Internal Revenue Code of 1986, as amended.  “Collateral” means the US Collateral and the UK Collateral.   “Collateral  Portfolio” means,  all  right,  title  and  interest  (whether  now  owned  or  hereafter  acquired or arising, and wherever  located) of a Loan Party  in all assets of such Loan Party  (other than  any  Excluded Assets)  securing  the Obligations pursuant  to  the  Transaction Documents,  including  the  property identified below in clauses (a) through (c), and all accounts, money, cash and currency, chattel  paper, tangible chattel paper, electronic chattel paper, intellectual property, goods, equipment, fixtures,  contract  rights,  general  intangibles,  documents,  instruments,  certificates  of  deposit,  certificated  securities,  uncertificated  securities,  financial  assets,  securities  entitlements,  commercial  tort  claims,  securities accounts, deposit accounts,  inventory,  investment property,  letter‐of‐credit rights, software,  supporting obligations, accessions or other property consisting of, arising out of, or related to any of the  following:

‐ 8 ‐  NAI‐1515108520v22 (a) the Portfolio Assets and all funds due or to become due in payment under such Portfolio Assets on and after any related Cut‐Off Date, including all Available Collections;  (b) each Collection Account and the Interest Reserve Account; and (c) all income and Proceeds of the foregoing.  “Collection Accounts” means one or more Accounts and any related sub‐accounts established  with the Account Bank  in the name of a Co‐Borrower, and under the “control” (within the meaning of  Section 9‐104 or  9‐106 of  the UCC,  as  applicable) of  the Administrative Agent  for  the benefit of  the  Secured Parties pursuant to an Account Control Agreement; provided that, subject to the rights of the  Administrative Agent hereunder with respect to funds, the funds deposited therein from time to time  shall  constitute  the property and assets of  such Co‐Borrower, and  such Co‐Borrower  (or  its direct or  indirect  equityholders,  as  applicable)  shall be  solely  liable  for  any  Taxes payable with  respect  to  the  Collection Account of  such Co‐Borrower  and  each  subaccount  that may be  established  from  time  to  time.   “Collections” means all Distributions, cash collections and other cash proceeds with respect to  any Portfolio Asset (including, without  limitation, dividends, distributions, fees, royalties, Management  Contracts, management  fees  and  all  other  amounts  received  in  respect  of  such  Portfolio  Asset),  all  recoveries, all insurance proceeds and proceeds of any liquidations or Sales in each case, attributable to  such Portfolio Asset and owing or owned by a Loan Party, and all other proceeds or other funds of any  kind or nature received by such Loan Party, or the Account Bank with respect to any Portfolio Asset.  “Commitment” means, with respect to any Lender, (a) during the Availability Period, the amount  set forth on Schedule IV or on its respective Assignment and Assumption Agreement, as the same may  be  increased  from  time  to  time  in  accordance with  Section  2.14,  reduced  from  time  to  time by  the  Administrative  Borrower  pursuant  to  Section 2.04,  Section  2.12(e),  Section  2.16(b)  and(c)  or  Section  11.04, or  increased or reduced by assignment  to or by such Lender pursuant  to Section 11.04 and  (b)  after  the  end  of  the  Availability  Period,  such  Lender’s  Pro  Rata  Share  of  the  aggregate  Advances  Outstanding on  the  last day of  the Availability Period,  as  the  same may be  increased or  reduced by  assignment to or by such Lender pursuant to Section 11.04.  “Commitment  Fee  Letter” means,  if  applicable,  any  fee  letter  or  letters  between  the  Initial  Lender  and  the Co‐Borrowers dated  as of  the Closing Date,  as  amended,  restated,  supplemented or  otherwise modified from time to time.  “Constituent Documents” means,  for any Person,  its  constituent or organizational documents  and  any  governmental  or  other  filings  related  thereto,  including:  (a)  in  the  case  of  any  limited  partnership,  exempted  limited  partnership  or  other  form  of  business  entity,  the  limited  partnership  agreement,  exempted  limited  partnership  agreement,  articles  of  association,  statutory  statement  or  other applicable agreement of formation and any agreement,  instrument, filing or notice with respect  thereto filed in connection with its formation with the secretary of state, registrar or other department  in the state or jurisdiction of its formation; (b) in the case of any limited liability company, the certificate  of  formation, memorandum  and  articles  of  association,  limited  liability  company  agreement  and/or  operating agreement for such Person; and (c) in the case of a corporation or an exempted company, the  certificate of  incorporation and the memorandum of association and articles of association and/or the  bylaws (or equivalent) for such Person.

‐ 9 ‐  NAI‐1515108520v22 “Control” means  the  possession,  directly  or  indirectly,  of  the  power  to  direct  or  cause  the  direction of  the management or policies of  a  Person, whether  through  the  ability  to  exercise  voting  power, by contract or otherwise.  “Cut‐Off Date” means, with  respect  to a Portfolio Asset,  the date  (which may be  the Closing  Date) such Portfolio Asset is Transferred to a Loan Party.  “Debt Service” means, for any period, interest expense paid or payable by the Loan Parties  for  such  period  plus  scheduled  principal  amortization  and  mandatory  principal  repayments  (whether  pursuant to this Agreement or otherwise) of all Indebtedness for borrowed money for such period paid  or payable by the Loan Parties.   “Debt  Service  Coverage  Ratio”  means,  for  any  four  calendar  quarter  period  then  ended,  beginning with such period ending on March 31, 2021, the ratio of EBITDA of the Loan Parties, for such  period to Debt Service for such period; provided that the Debt Service Coverage Ratio shall be calculated  (a) for  the calendar quarter ending March 31, 2021, by annualizing EBITDA   and Debt Service  for  the calendar quarter then ended by multiplying EBITDA and Debt Service by 4, (b) for the calendar quarter ending  June  30,  2021,  by  annualizing  EBITDA  and  Debt  Service  for  the  period  equal  to  the  two consecutive calendar quarters then ended by multiplying EBITDA  and Debt Service by 2, and (c) for the calendar quarter ending September 30, 2021, by annualizing EBITDA   and Debt Service  for  the period equal to the three consecutive calendar quarters then ended by multiplying EBITDA  and Debt Service by 1.33. “Default Rate” means, as of any date of determination, a rate per annum equal to the  interest  rate that is or would be applicable to the Advances at such time plus 2.0%.  “Defaulting Lender” means, subject to Section 2.16, any Lender that (a) has failed to (i) fund all  or any portion of its Advances within two (2) Business Days of the date such Advances were required to  be  funded  hereunder  unless  such  Lender  notifies  the  Administrative  Agent  and  the  Administrative  Borrower  in writing  that  such  failure  is  the  result  of  such  Lender’s  determination  that  one  or more  conditions  precedent  to  funding  (each  of which  conditions  precedent,  together with  any  applicable  default,  shall  be  specifically  identified  in  such  writing)  has  not  been  satisfied,  or  (ii) pay  to  the  Administrative Agent or any other Lender any other amount required to be paid by it hereunder within  two  (2)  Business  Days  of  the  date  when  due,  (b) has  notified  the  Administrative  Borrower  or  the  Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder,  or has made a public statement to that effect (unless such writing or public statement relates to such  Lender’s  obligation  to  fund  an  Advance  hereunder  and  states  that  such  position  is  based  on  such  Lender’s determination that a condition precedent to funding (which condition precedent, together with  any  applicable  default,  shall  be  specifically  identified  in  such writing  or  public  statement)  cannot  be  satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent  or the Administrative Borrower, to confirm in writing to the Administrative Agent and the Administrative  Borrower  that  it will  comply with  its  prospective  funding  obligations  hereunder  (provided  that  such  Lender  shall  cease  to be a Defaulting  Lender pursuant  to  this  clause (c) upon  receipt of  such written  confirmation by the Administrative Agent and the Administrative Borrower), or (d) has, or has a direct or  indirect parent company that has, (i) become the subject of a Bankruptcy Event, (ii) had appointed for it  a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar  Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit  Insurance Corporation or  any other  state or  federal  regulatory  authority acting  in  such a  capacity or

‐ 10 ‐  NAI‐1515108520v22 (iii) become the subject of a Bail‐In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity  interest  in that Lender or any direct or  indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the  enforcement  of  judgments  or writs  of  attachment  on  its  assets  or  permit  such  Lender  (or  such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender  is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16) upon delivery of written notice of such determination to the Administrative Borrower and each Lender. “Determination Date” means, for any Payment Date, the date that is five (5) Business Days prior  to such Payment Date.  “Disqualified  Lender” means  (i)  each  Person  that  is  set  forth  on  Schedule  VI  or  otherwise  identified by Holdings in writing to the Administrative Agent and the Servicer prior to the Closing Date as  a  competitor of White Mountains  Insurance Group,  Ltd. or Holdings,  and  (ii) Affiliates of  any Person  identified  in  clause  (i) above  that are either  identified  in writing  to  the Administrative Agent and  the  Servicer by Holdings from time to time or readily identifiable solely based on similarity of such Affiliate’s  name.   Notwithstanding anything  to  the contrary contained  in  this Agreement,  (a)  the Administrative  Agent  shall  not  be  responsible  or  have  any  liability  for,  or  have  any  duty  to  ascertain,  inquire  into,  monitor or  enforce, compliance with the provisions hereof relating to Disqualified Lenders and (b) the  Co‐Borrowers (on behalf of themselves and the other Loan Parties) and the Lenders acknowledge and  agree that the Administrative Agent shall have no responsibility or obligation to determine whether any  Lender  or  potential  Lender  is  a Disqualified  Lender  and  that  the Administrative Agent  shall  have  no  liability with respect to any assignment or participation made to a Disqualified Lender.  “Distribution” means (a) any dividend, distribution or payment, direct or  indirect, to or for the  benefit of  any holder of  any  Equity  Interests of  a  Person now or hereafter outstanding,  except  (i)  a  Distribution  in Kind or  (ii)  the  issuance of Equity  Interests upon  the exercise of outstanding warrants,  options or other  rights,  (b) any  redemption,  retirement, sinking  fund or similar payment, purchase or  other  acquisition  for  value  direct  or  indirect,  of  any  Equity  Interests  of  a  Person  now  or  hereafter  outstanding, or  (c) any distribution or payment of principal or  interest required to be made to a Loan  Party by an Obligor on a Loan Asset pursuant to the terms of the related Underlying Loan Agreement.  “Distribution  in Kind” means any non‐cash dividend or distribution, direct or  indirect,  for  the  benefit of a holder of Equity Interests.  “Dollar Equivalent” means (i) with respect to any amount denominated in Dollars, such amount,  and (ii) with respect to any amount denominated in any other currency (the “Non‐Dollar Amount”), the  amount of Dollars that could be converted into the Non‐Dollar Amount on the basis of the Spot Rate as  reasonably  determined  in  good  faith  by  the  Account  Bank  (acting  upon  the  instructions  of  the  Administrative  Borrower)  as  of  the  most  recent  Determination  Date  or  other  applicable  date  of  determination.  “Dollar(s)” and the sign “$” means the lawful money of the United States of America.  “Early Opt‐in Election” means the occurrence of:

‐ 11 ‐  NAI‐1515108520v22 (1) (i) a determination by the Administrative Agent or (ii) a notification by the Majority Lenders to the Administrative Agent (with a copy to the Administrative Borrower) that the Majority Lenders have  determined that U.S. dollar‐denominated syndicated credit facilities being executed at such time, or that  include  language  similar  to  that  contained  in  Section  2.06,  are  being  executed  or  amended,  as  applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR; and    (2) the election by  (i)  the Administrative Agent or  (ii)  the Majority Lenders  to declare  that an Early  Opt‐in  Election  has  occurred  and  the  provision,  as  applicable,  by  the  Administrative  Agent  of  written  notice  of  such  election  to  the  Administrative  Borrower  and  the  Lenders  or  by  the Majority  Lenders of written notice of such election to the Administrative Agent.  “EBITDA” means,  for  any  specified  period  of measurement  of  Loan  Parties,  calculated  on  a  consolidated basis,  (a) Net  Income, plus  (b)  to  the extent  reducing Net  Income,  the  sum of  (without  duplication),  (i) amounts  for  interest expense under  this Agreement,  (ii) Taxes,  (iii) amounts  for costs,  fees  and  expenses  in  connection  with  this  Agreement  (iv)  placement  fees  in  connection  with  the  consummation of the transactions pursuant to this Agreement (including without  limitation  in relation  to  any  future Advances  under  the Agreement)  and  in  connection with  the  raising  of  any  equity,  (v)  transaction fees and expenses relating to Portfolio Assets and the incurrence of Indebtedness permitted  under the Agreement (whether or not any transaction  is actually consummated), (vi) unrealized  losses  attributable  to  the  revaluation  of  any  asset,  (vii)  unrealized  foreign  currency  losses,  (viii)  non‐cash  compensation expenses (ix) depreciation and amortization, including amortization of fees related to the  consummation  of  transactions  contemplated  under  this  Agreement,  (x)  non‐cash  losses  relating  to  hedging activities and  (xi) non‐recurring or non‐cash  items expensed during  the  specified period  that  have been approved by the Initial Lender as add‐backs to EBITDA (such approval not to be unreasonably  withheld, conditioned or delayed), minus (c) to the extent  increasing Net  Income, the sum of, without  duplication,  (i)  unrealized  gains  attributable  to  the  revaluation  of  any  asset,  (ii)  unrealized  foreign  currency gains, (iii) non‐cash gains relating to hedging activities, (iv) amounts for other non‐cash gains  increasing Net Income for such period (excluding any such non‐cash item to the extent it represents the  reversal of an accrual or reserve for potential cash item in any prior period) and (v) other non‐recurring  or non‐cash gains  earned during the specified period.  “EEA Financial Institution” means (a) any credit institution or investment firm established in any  EEA Member Country  that  is subject  to  the supervision of an EEA Resolution Authority,  (b) any entity  established  in an EEA Member Country that  is a parent of an  institution described  in clause (a) of this  definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an  institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with  its parent.  “EEA Member  Country” means  any  of  the member  states  of  the  European  Union,  Iceland,  Liechtenstein, and Norway.  “EEA Resolution Authority” means any public administrative authority or any person entrusted  with  public  administrative  authority  of  any  EEA  Member  Country  (including  any  delegee)  having  responsibility for the resolution of any EEA Financial Institution.  “Eligible Assignee” means  (a)  a  Lender  or  any  of  its Affiliates,  (b)  any  Person managed  by  a  Lender  or  any  of  its  Affiliates  or  (c)  any  financial  or  other  institution  reasonably  acceptable  to  the  Majority Lenders (such consent not to be unreasonably withheld, conditioned or delayed) (other than a

‐ 12 ‐  NAI‐1515108520v22 Co‐Borrower or an Affiliate thereof); provided, however, prior to an Event of Default arising pursuant to  Section 6.01(a) or 6.01(d) in no event shall a Disqualified Lender constitute an Eligible Assignee.  “Eligible Portfolio Asset” means  (i) each of  the  Initial Portfolio Assets,  (ii) each other General  Partner  Investment  owned  by  a  Loan  Party  which  complies  with  the  Investment  Guidelines  (as  determined at  the  time  such Eligible Portfolio Asset  is  included  in  the Borrowing Base)  including, any  assets received as Distributions In Kind, (iii) each other Portfolio Asset that constitutes a Loan Asset that  is approved by the Servicer, and  in each case, that  is not subject to any security  interest, Lien or other  encumbrance  other  than  those  granted  to Administrative Agent  herein  (subject  to  Permitted  Liens),  subject to removal from the Borrowing Base and a corresponding reduction to the LTV, at the election of  the  Servicer  if  there  has  been  (a)  a  Material  Investment  Event,  (b)  a  Material  Modification,  (c)  Underlying Obligor Default,  (d) proceedings pending or, to any Loan Party’s knowledge, threatened  (i)  with respect to a Bankruptcy Event with respect to any applicable Obligor or (ii) wherein any applicable  Obligor, any other party or any governmental entity has alleged that such Portfolio Asset or  its related  Underlying  Agreement  or  any  of  its  Required  Portfolio  Documents  is  illegal  or  unenforceable  has  occurred  and  is  continuing  and  (e)  in  connection with  a  Sale  under  Section  2.11; provided,  that  any  Eligible Portfolio Asset so removed from the Borrowing Base shall cease to be an Eligible Portfolio Asset;  provided, further, that with respect to each  Initial Portfolio Asset described  in Schedule VII, each such  Initial Portfolio Asset shall be deemed not to be an Eligible Portfolio Asset, and shall not be included in  the Borrowing Base or the calculation of the LTV until the Post Closing Condition with respect to such  Initial Portfolio Asset  is satisfied, as determined by the Administrative Agent, acting at the direction of  the Majority Lenders.     “Eligible  Receivable” means  an  amount which  is  due  and  owing with  respect  to  an  Eligible  Portfolio  Asset which  is  not more  than  60  days  past  due  and  for which  the  applicable  Loan  Party  reasonably believe such amount will be paid prior to the end of such 60 day period.    “Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA  which is or was subject to ERISA (other than a Pension Plan or Multiemployer Plan) and maintained by,  contributed to, or required to be maintained or contributed to by a Co‐Borrower, Holdings or any ERISA  Affiliate.   “Environmental  Laws”  means  any  and  all  foreign,  federal,  State  and  local  laws,  statutes,  ordinances,  rules,  regulations,  permits,  licenses,  approvals,  interpretations  and  orders  of  courts  or  Governmental Authorities, relating to the protection of human health or the environment, including, but  not  limited  to,  requirements pertaining  to  the manufacture, processing, distribution, use,  treatment,  storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation  of Hazardous Materials.  “Equity Interests” means, all shares, options, warrants, general or limited partnership interests,  membership  interests  or  other  equivalents  (regardless  of  how  designated)  of  or  in  a  corporation,  partnership,  limited  liability  company  or  equivalent  entity,  whether  voting  or  nonvoting,  including  common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11‐1 of  the General Rules and Regulations promulgated by the Securities and Exchange Commission under the  Exchange Act).  “Equity  Investment” means any  investment or co‐investment made by a Loan Party directly  in  the Equity Interests of another Person.

‐ 13 ‐  NAI‐1515108520v22 “Equity  Investment Agreement” means, the  investment agreement, co‐investment agreement,  partnership  agreement,  limited  liability  company  agreement,  shareholder  agreement,  subscription  agreement, or other  similar document governing and evidencing an Equity  Investment,  including any  side letters relating thereto to which a Loan Party is a party or is otherwise binding on such Loan Party.  “Equity Investment Capital Call” means with respect to an Equity Investment, a call upon all or  any Obligors for payment of all or any portion of their Equity Investment Capital Commitment.  “Equity  Investment Capital Commitment” means, with  respect  to  any  Equity  Investment,  the  commitment,  if  any,  of  an  Obligor  to  make  Equity  Investment  Capital  Contributions  or  otherwise  providing funding to any Obligor in response to an Equity Investment Capital Call pursuant to the Equity  Investment Agreement and any  related  subscription agreement or other offering materials governing  such Equity Investment from time to time.  “Equity  Investment  Capital  Contribution” means,  for  any Obligor with  respect  to  any  Equity  Investment, any capital  contribution or other  funding made by  such Obligor  in  response  to an Equity  Investment Capital Call.  “Equity Investment Obligations” means, the obligations of any Person with respect to any Equity  Investments (including any related Equity Investment Capital Commitment).  “Equity Investment Transfer Agreement” means, any transfer agreement or consent to transfer  relating to an Equity Investment, to the extent required in connection with such transfer.  “ERISA”  means  the  United  States  Employee  Retirement  Income  Security  Act  of  1974,  as  amended from time to time.  “ERISA Affiliate” means  any  trade or  business  (whether or  not  incorporated)  under  common  control with  a  Loan  Party or Holdings within  the meaning of  Section  414(b)  or  (c) of  the Code  (and  Sections 414(m) and  (o) of the Code for purposes of provisions relating to Section 412 of the Code or  Section 302 of ERISA).  “ERISA Event” means (a) the occurrence of any Reportable Event; (b) the failure by Holdings, a  Loan Party or any ERISA Affiliate to meet the minimum  funding standard of Section 412 or 430 of the  Code and Section 302 or 303 of ERISA with  respect  to any Pension Plan  (whether or not waived),  the  failure to make by its due date a required installment under Section 430(j) of the Code or Section 303(j)  of ERISA with respect to any Pension Plan or the failure by Holdings, a Loan Party or any ERISA Affiliate  to make any required contribution to a Multiemployer Plan; (c) the determination that any Pension Plan  is considered an at‐risk plan or that any Multiemployer Plan is endangered or is in critical status within  the meaning of Section 430, 431 or 432 of the IRC or Section 303, 304 or 305 of ERISA, as applicable; (d)  the  incurrence by Holdings, a Loan Party or any ERISA Affiliate of any  liability under Title  IV of ERISA,  other  than  for PBGC premiums not yet due;  (e)  the provision  to Holdings, a Loan Party or any ERISA  Affiliate from the PBGC or a plan administrator of any notice relating to an  intention to terminate any  Pension  Plan  or  Multiemployer  Plan  or  to  appoint  a  trustee  to  administer  any  Pension  Plan  or  Multiemployer Plan or the occurrence of any event or condition which would reasonably be expected to  constitutes grounds under Section 4041 or 4042 of ERISA for the termination of, or the appointment of a  trustee  to  administer  any  Pension  Plan  or  Multiemployer  Plan  or  the  institution  by  the  PBGC  of  proceedings to terminate any Pension Plan or Multiemployer Plan; (f) the withdrawal of a Holdings, Loan  Party or any ERISA Affiliate from a Pension Plan or the termination of any such Pension Plan resulting in

‐ 14 ‐  NAI‐1515108520v22 liability pursuant  to Section 4063 or 4064 of ERISA or  the cessation of operations by Holdings, a Loan  Party  or  any  ERISA  Affiliate  that  would  be  treated  as  a  withdrawal  from  a  Pension  Plan  under  Section 4062(e) of ERISA;  (g) the  imposition of  liability on a Holdings, Loan Party or any ERISA Affiliate  pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA;  (h) the  partial  or  complete withdrawal  (within  the meaning  of  Section 4203  and  4205  of  ERISA)  by Holdings, a Loan Party or any ERISA Affiliate from any Multiemployer Plan or the receipt by Holdings, a Loan Party or any ERISA Affiliate of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of  ERISA;  (i)  the  assertion  of  a material  claim  (other  than  routine  claims  for  benefits)  against  any Employee Benefit Plan, or the assets thereof, or against a Holdings, Loan Party, or any ERISA Affiliate in connection with any Employee Benefit Plan; or (j) the imposition of a Lien on the property of Holdings, a Loan Party pursuant  to Section 430(k) of  the Code or pursuant  to Section 303(k) or 4068 of ERISA or otherwise. “Erroneous Payment” has the meaning assigned to it in Section 7.10(a).   “Event of Default” has the meaning assigned to that term in Section 6.01.  “Excepted Persons” has the meaning assigned to that term in Section 11.11(a).  “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the  rules and regulations promulgated thereunder.  “Excluded  Amounts” means,  without  duplication,  (a) any  amount  received  in  any  Collection  Account which  is attributable to the payment of any non‐income Tax, fee or other charge  imposed by  any Governmental Authority on any Portfolio Asset or on any Underlying Collateral, and (b) any amount  received in the Collection Account with respect to any Portfolio Asset that is no longer owned by a Loan  Party pursuant to a Sale pursuant to Section 2.11(a) to the extent such received amount is attributable  to  a  time  after  the  effective date of  such  Sale  and  (c)  amounts deposited  in  any Collection Account  which were not required to be deposited therein or were deposited in error.  “Excluded Assets” has the meaning assigned to that term in Section 2.10(c).  “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or  required to be withheld or deducted from a payment to a Recipient under any Transaction Document:  (a) any Taxes  imposed on  (or measured by) net  income  (however denominated), any  franchise Taxes, and any branch profits Taxes, in each case by (i) the jurisdiction under the laws of which such Recipient is organized or in which such Recipient’s principal office is located or, in the case of any Lender, in which such Lender’s applicable lending office is located or (ii) a jurisdiction as the result of any other present or former  connection  between  such  Recipient  and  the  jurisdiction  imposing  such  Tax  (other  than connections arising  from such Recipient having executed, delivered, become a party to, performed  its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Transaction Document or any Advance, loan or commitment made pursuant to this Agreement); (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for  the account of  such  Lender with  respect  to an applicable  interest  in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment  (other  than pursuant  to an assignment  requested by Section 2.15(b)) or  (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with

‐ 15 ‐  NAI‐1515108520v22 respect  to  such Taxes were payable either  to  such Lender’s assignor  immediately before  such Lender  became  a party hereto or  to  such  Lender  immediately before  it  changed  its  lending office;  (c) Taxes  attributable  to  such Recipient’s  failure  to  comply with  Section 2.13(e) or  (f);  and  (d) any withholding  Taxes imposed under FATCA.  “Facility Increase” has the meaning assigned to that term in Section 2.14(a).  “Facility Increase Notice” has the meaning assigned to that term in Section 2.14(a).  “Facility  Termination  Date”  means  the  date  on  which  the  aggregate  outstanding  principal  amount of the Advances have been repaid  in full and all accrued and unpaid  interest thereon, all Fees  and all other Obligations  (other  than contingent  indemnification obligations not  then due and owing)  have been paid  in full, the Commitments of the Lenders hereunder have been terminated and the Co‐ Borrowers have no further right to request any additional Advances.  “Facility Upsize Denial” has the meaning assigned to that term in Section 2.04(d).   “FATCA” means Sections 1471 through 1474 of the Code as in effect on the date hereof (or any  amended  or  successor  version  that  is  substantively  comparable  and  not materially more  onerous  to  comply with) and any current or  future regulations promulgated thereunder or official  interpretations  thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date hereof  (or  any  amended  or  successor  version  described  above)  and  any  intergovernmental  agreements  (or  related rules, legislation or official administrative guidance) implementing such provisions of the Code or  any non‐U.S. laws implementing the foregoing.  “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank  of New York at http://www.newyorkfed.org, or any successor source.  “Fee Letters” means the Agent Fee Letter, the Servicer Fee Letter, the Commitment Fee Letter  and  each  other  fee  letter  agreement  entered  into  by  and  among  the  Co‐Borrowers  and  any  of  the  Administrative Agent, the Servicer, and any Lender in connection with the transactions contemplated by  this Agreement.  “Fees” means the fees payable to the Servicer, the Administrative Agent, any Account Bank, any  Lender or any other applicable agent or party pursuant  to  the  terms of  the  Fee  Letters or  the other  Transaction Documents.  “Foreign  Pledge  Agreements”  means  collectively,  the  Australian  Pledge  Agreement,  the  Guernsey Pledge Agreement, and the UK Pledge Agreement   “GAAP” means, generally accepted accounting principles as  in effect  from  time  to  time  in  the  United States.  “General Partner” means an entity into which a General Partner Investment was made.   “General Partner  Investment” means, an Equity  Investment  the recipient of which  is an entity  that  is  responsible, either alone or with others,  for managing, operating or Controlling an  Investment  Fund as a general partner, managing member or other Person of similar authority.

‐ 16 ‐  NAI‐1515108520v22 “Governmental Authority” means, with respect  to any Person, any nation or government, any  state  or  other  political  subdivision  thereof  or  any  entity,  authority,  agency,  division  or  department  exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of  or pertaining to a government and any court or arbitrator having jurisdiction over such Person (including  any supra‐national bodies such as the European Union or the European Central Bank) and any group or  body  charged with  setting  financial accounting or  regulatory  capital  rules or  standards  (including  the  Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on  Banking Supervision or any successor or similar authority to any of the foregoing).  “Guarantee”  of  or  by  any  Person  (the  “guarantor”)  shall mean  any  obligation,  contingent  or  otherwise,  of  the  guarantor  guaranteeing  or  having  the  economic  effect  of  guaranteeing  any  Indebtedness or other obligation of any other Person  (the “primary obligor”)  in any manner, whether  directly or  indirectly and  including any obligation, direct or  indirect, of the guarantor (i) to purchase or  pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation  or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof,  (ii) to purchase or  lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or  letter of guaranty  issued  in support of such  Indebtedness or obligation; provided that  the term  “Guarantee”  shall not  include endorsements  for  collection or deposit  in  the ordinary  course of business.  The  amount  of  any  Guarantee  shall  be  deemed  to  be  an  amount  equal  to  the  stated  or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person  is  required  to  perform  thereunder)  as  determined  by  such  Person  in  good  faith.  The  term “Guarantee” used as a verb has a corresponding meaning. “Guarantors”  means  each  UK  Guarantor  and  each  other  Person  that  from  time  to  time  guaranties the Obligations.  “Guaranty Agreement” means that certain Guaranty Agreement, dated as of the date hereof, by  and among the UK Guarantors from time to time party thereto and the Administrative Agent.   “Guernsey Pledge Agreement” means the Guernsey  law governed document entitled "Security  Interest  Agreement"  dated  on  our  around  the  date  of  this  Agreement  between  Kudu  and  the  Administrative Agent and creating a security  interest  in and  to  the collateral described  therein  to  the  Administrative Agent in favor of the Lenders  “Hazardous Materials” means any  substances or materials  (a)  that are or become defined as  hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or  toxic  substances  under  any  Environmental  Law;  (b)  that  are  toxic,  explosive,  corrosive,  flammable,  infectious,  radioactive,  carcinogenic,  mutagenic  or  otherwise  harmful  to  human  health  or  the  environment and are or become regulated as such by any Governmental Authority; (c) the presence of  which  require  investigation  or  remediation  under  any  Environmental  Law  or  common  law,  (d)  the  discharge or emission or release of which requires a permit or license under any Environmental Law or  other approval by a Governmental Authority; (e) that are deemed to constitute a nuisance or a trespass  that pose a health or safety hazard to Persons or neighboring properties; (f) that consist of underground  or aboveground storage  tanks, whether empty,  filled or partially  filled with any substance; or  (g)  that

‐ 17 ‐  NAI‐1515108520v22 contain, without  limitation,  asbestos,  polychlorinated  biphenyls,  urea  formaldehyde  foam  insulation,  petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or  synthetic gas.  “Holdings” has the meaning assigned to that term in the preamble hereto.  “Holdings AML and International Trade Default” means, any one of the following events: (a) that  any representation contained Section 4.05(l) is or becomes false at any time; or (b) a Loan Party  fails to  comply with the covenant contained in Section 11.21(d)(i) in any material respect at any time.  “IFRS”  means  international  accounting  standards  within  the  meaning  of  International  Accounting  Standards  Regulation  1606/2002  to  the  extent  applicable  to  the  relevant  financial  statements delivered under or referred to herein.  “Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for  borrowed money,  (ii)  all obligations of  such Person  evidenced by bonds, debentures, notes or other  similar  instruments,  (iii)  all  obligations  of  such  Person  in  respect  of  the  deferred  purchase  price  of  property  or  services  (other  than  trade  payables  incurred  in  the  ordinary  course  of  business),  (iv)  all  obligations of such Person under any conditional sale or other  title retention agreement(s) relating  to  property acquired by such Person,  (v) all Capital Lease Obligations of such Person,  (vi) all obligations,  contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions  of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through  (vi) above, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Equity Interests of such Person  (other  than pursuant  to any repurchase or redemption offer voluntarily made by such Person), (x) all net obligations of such Person in respect of derivative transactions and (xi) all Off‐Balance Sheet Liabilities. “Indemnified Amounts” has the meaning assigned to that term in Section 10.01(a).  “Indemnified Party” has the meaning assigned to that term in Section 10.01(a).  “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to  any payment made by or on account of any obligation of a Loan Party or Holdings under any Transaction  Document and (b) to the extent not otherwise described in (a), Other Taxes.   “Indorsement” has  the meaning  specified  in  Section 8‐102(a)(11) of  the UCC, and  “Indorsed”  has a corresponding meaning.  “Information” has the meaning assigned to that term in Section 11.11(e).  “Initial Advance” means the first Advance made to a Co‐Borrower pursuant to Article II.   “Initial Lender” means, Massachusetts Mutual Life Insurance Company.  “Initial Portfolio Assets” means, the General Partnership Investments owned by a Loan Party on  the Closing Date, as set forth on Schedule I delivered on the Closing Date.

‐ 18 ‐  NAI‐1515108520v22 “Interest Reserve Account” means the account established at the Account Bank which shall be  subject  to  an  Account  Control  Agreement  pursuant  to  which  the  Co‐Borrowers  shall  maintain  the  Interest Reserve Amount.   “Interest  Reserve  Amount” means  as  of  any  date  of  determination  an  amount  equal  to  the  aggregate amount of  interest payments payable on Indebtedness arising under this Agreement for the  most recent quarter then ended multiplied by (4) four, which amount may consist of cash and/or Eligible  Receivables expected to accrue as of such quarter‐end; provided that the aggregate amount of Eligible  Receivables may not exceed more than 30% of the Interest Reserve Amount.  “Investment Advisers Act” means  the U.S.  Investment Advisers Act of 1940, as amended  from  time to time.  “Investment  Fund”  means  any  investment  vehicle    (regardless  of  form),  including  any  intermediate  vehicle,  for which  a General Partner  acts  as  the  general partner, managing member or  other Person of similar authority or having a similar role.   “Investment Fund Agreements” means for any Investment Fund, its organizational documents of  which a Responsible Person of a Co‐Borrower has knowledge,  including:  (a)  in  the case of any  limited  partnership,  exempted  limited partnership or  similar  form of business entity,  the  limited partnership  agreement, exempted  limited partnership agreement of such Person, agreement with any  investor or  partner,  offering  document,  private  placement  memorandum,  or  other  agreement  to  which  the  Investment Fund is a party; (b) in the case of any limited liability company, the certificate of formation,  limited  liability company agreement and/or operating agreement of such Person, agreement with any  investor or partner, offering document, private placement memorandum, or other agreement to which  the  Investment  Fund  is  a  party;  and  (c)  in  the  case  of  a  corporation  or  an  exempted  company,  the  certificate of  incorporation and the memorandum of association and articles of association and/or the  bylaws  (or  equivalent)  of  such  Person,  agreement with  any  investor  or  partner,  offering  document,  private placement memorandum, or other agreement to which the Investment Fund is a party.  “Investment Guidelines” means  the  investment guidelines  set  forth on Schedule V as may be  amended  from  time  to  time with  the  prior written  consent  of  the  Servicer,  not  to  be  unreasonably  withheld, conditioned or delayed.   “Investment  Value”  means,  as  of  any  date  of  determination,  with  respect  to  any  Eligible  Portfolio Asset, the fair value calculated in accordance with Applicable Accounting Principles and subject  to the Valuation Policy, as reported by the Loan Parties in their latest quarterly reports delivered by the  Administrative Borrower to the Administrative Agent; provided that if the Initial Lender believes in good  faith  and  determines  in  a  commercially  reasonable manner  that  the  valuation  does  not  reflect  the  accurate value of an Eligible Portfolio Asset then the Initial Lender may select a third party valuation firm  with the consent of the Administrative Borrower, and the value for such Eligible Portfolio Asset shall be  the Lender’s new valuation  (the reasonable and documented out‐of‐pocket costs and expenses of the  first new valuation  requested by  the  Initial Lender during any  twelve‐month period will be paid, on a  joint  and  several  basis,  by  the  Co‐Borrowers  and  the  costs  and  expenses  of  each  subsequent  new  valuation requested by the Initial Lender during such twelve‐month period will be paid by the Lenders).  “Kudu” has the meaning given to that term in the preamble hereto.   “Kudu US” has the meaning given to that term in the preamble hereto.

  ‐ 19 ‐    NAI‐1515108520v22   “Lender” means  collectively,  the  Initial  Lender  and  any  other  Person  to  whom  any  Lender  assigns any part of its rights and obligations under this Agreement and the other Transaction Documents  in accordance with the terms of Section 11.04 and any other party that becomes a lender pursuant to an  Assignment and Assumption Agreement.  “Lender Covered Entity” means each  (a) Lender and  its  subsidiaries and  (b) each Person  that,  directly  or  indirectly,  is  in  control  of  a  Person  described  in  clause (a)  above.  For  purposes  of  this  definition, control of a Person shall mean the direct or indirect (i) ownership of, or power to vote, 25%  or more of the issued and outstanding Equity Interests having ordinary voting power for the election of  directors of such Person or other Persons performing similar functions for such Person or (ii) power to  direct or cause the direction of the management and policies of such Person whether by ownership of  Equity Interests, contract or otherwise.  “LIBOR” means,  for any Advance  for any LIBOR Period,  the greater of  (a)  the  rate per annum  appearing on the applicable Bloomberg LIBOR Screen Page (or any successor or substitute page or such  other  commercially  available  source  providing  such  quotations  as may  be  designated  by  the  Initial  Lender from time to time) (the “LIBOR Screen Rate”) as the London interbank offered rate for deposits  in Dollars for a LIBOR Period equal to three (3) months at approximately 11:00 a.m., London time, two  (2) Business Days prior to the beginning of such LIBOR Period and (b) 0.25%; provided that if such rate  does not appear on such page or service or such page or service shall not be available but LIBOR is still  ascertainable,  then  LIBOR  shall  be  the  rate  per  annum  equal  to  the  rate  determined  by  the  Administrative Agent to be the average of the rates per annum at which deposits in Dollars for delivery  on  the  first  day  of  such  LIBOR  Period  in  same  day  funds  in  the  approximate  amount  of  the  LIBOR  Advance with a  term equivalent  to  such  LIBOR Period would be offered by  three major banks  in  the  London  interbank  eurodollar  market  at  their  request,  determined  as  of  approximately  11:00  A.M.  (London time), two (2) Business Days prior to the first (1st) day of such LIBOR Period.  “LIBOR Period” means, with respect to any Advance,   (a)  if there are no Advances Outstanding  prior to an Advance being made, the period commencing on the Advance Date for such Advance to but  excluding  the  immediately  following  Determination  Date  with  respect  to  a  Payment  Date,  and  (b)  otherwise,  each  successive  period  from  and  including  each  Determination  Date  with  respect  to  a  Payment Date to but excluding the following Determination Date; provided that, if a LIBOR Period would  extend beyond the Maturity Date, then such LIBOR Period shall end on the Maturity Date.  “LIBOR Screen Rate” has the meaning assigned to that term in the definition of “LIBOR”.  “Lien” means  any mortgage  or  deed  of  trust,  pledge,  hypothecation,  collateral  assignment,  deposit arrangement, encumbrance, lien (statutory or other), charge, claim, preference, priority or other  security  interest or preferential arrangement  in the nature of a security  interest of any kind or nature  whatsoever  (including any conditional sale,  lease or other  title  retention agreement, sale subject  to a  repurchase obligation, any easement, right of way or other encumbrance on title to real property, and  any financing lease having substantially the same economic effect as any of the foregoing and including  any “security interest” under the Australian PPSA, but excluding any interest described in section 12(3)  of the Australian PPSA that does not, in substance, secure payment or performance of an obligation), or  the filing of or financing statement perfecting a security  interest under the UCC or comparable  law of  any jurisdiction.

  ‐ 20 ‐    NAI‐1515108520v22   “Loan Asset” means  (a) any  loan  interest  in  the  loan obligations of any applicable Obligor,  (b)  any note, bond, debenture or other debt security, (c) any such Loan Asset owned by or Transferred to a  Loan Party and (d) the Australian Collateral, which includes (i) the Portfolio Asset File therefor, and (ii) all  right, title and interest in and to (A) such loan interest, note, bond, debenture or other debt security, (B)  the related Underlying Loan Agreement and (C) any Underlying Collateral.  “Loan Parties” means, each Co‐Borrower, each UK Guarantor, and each other Person  that  (i)  executes a guaranty of the Obligations and/or (ii) grants a Lien on all or substantially all of its assets to  secure payment of the Obligations.   “LTV” means, as of any date of determination, the ratio of (i) Advances Outstanding as of such  date to (ii) the aggregate Investment Value of all Eligible Portfolio Assets plus cash and cash equivalents  which are deposited in an Account subject to an Account Control Agreement as of such date.  “LTV Certificate” means,  a  certificate  setting  forth  the  calculation of  LTV as of  the applicable  date of determination, substantially  in the form of Exhibit A, prepared by the Administrative Borrower  and in form reasonably acceptable to the Servicer.  “LTV Trigger Event” means, if, as of any date of determination, after the six month anniversary  of the Closing Date, the LTV exceeds the Maximum LTV Percentage.  “Majority  Lenders” means  the  Lenders  representing  an  aggregate  of more  than  50%  of  the  aggregate  Commitments.  The  Commitments  of  any  Defaulting  Lender  shall  be  disregarded  in  determining the Majority Lenders at any time.  “Management Contracts” means the management contracts entered  into by any Loan Party  in  connection with the management of a Portfolio Asset.  “Market  Trigger  Event” means,  as  of  any  date  of  determination,  (i)  an  Event  of Default  has  occurred and is continuing, (ii) an LTV Trigger Event has occurred and is continuing, (iii) the Debt Service  Coverage Ratio (commencing with the period ending September 30, 2021) as of such date  is  less than  3.0:1.0, (iv) [reserved],  (v) a Material  Investment Event or a Material Modification has occurred and  is  continuing,  (vi)  the  Eligible  Portfolio Assets  consist  of  less  than  six  (6)  separate General  Partnership  Investments or the aggregate Investment Value of all Eligible Portfolio Assets is less than $300,000,000,  or  (vii)  the occurrence of  a Ratings  Event.    For  the  avoidance of doubt,  the  occurrence of  a Market  Trigger Event under this Agreement shall not constitute an Event of Default.    “Material  Adverse  Effect”  means  (a)  a  material  adverse  effect  on  the  business,  financial  condition, operations, liabilities (actual or contingent) or performance of Holdings and the Loan Parties,  taken as a whole, (b) a material adverse effect on the validity or enforceability of this Agreement or any  other Transaction Document, (c) a material impairment of the rights and remedies of the Administrative  Agent, the Servicer, any Lender or any other Secured Parties with respect to matters arising under this  Agreement or any other Transaction Document, (d) a material adverse effect on the ability of Holdings  and the Loan Parties, taken as a whole, to perform their respective obligations under this Agreement or  any other Transaction Document or (e) a material adverse effect on the existence, perfection, priority or  enforceability of the Administrative Agent’s or the other Secured Parties’ Lien on the Collateral Portfolio;  provided  that,  in  each  case,  there  shall  be  no Material  Adverse  Effect  to  the  extent  such Material  Adverse Effect arises from the action (or inaction) of the Administrative Agent, the Servicer, any Lender  or any other Secured Party.

  ‐ 21 ‐    NAI‐1515108520v22   “Material  Investment Event” means, any of  the  following with  respect  to an Eligible Portfolio  Asset that  is an Equity Investment (a) a Bankruptcy Event, (b) a Partnership Default Trigger Event, (c) a  complete write‐down or write‐off or any  reduction  in excess of 50% of  the  Investment Value of  such  Eligible Portfolio Asset by a Co‐Borrower and (d) the occurrence of any “change of control”, “key man  event” (or such similar term or concept) under the Constituent Documents of such Eligible Asset that, in  the reasonable determination of the Servicer, results in a reduction in excess of 50% of the Investment  Value of such Eligible Portfolio Asset. In the event of a Material Investment Event, the relevant Eligible  Portfolio Asset with  respect  to which  such Material  Investment Event has occurred  shall be excluded  from the Borrowing Base and a corresponding reduction to the LTV.  “Material Modification” means, any of the following with respect to an Eligible Portfolio Asset  that  is a Loan Asset, any amendment or waiver of, or modification or supplement  to, or  termination,  cancellation  or  release  of,  an Underlying  Loan  Agreement  for  such  Eligible  Portfolio  Asset, which  is  material and adverse to the interests of the Lenders, the Co‐Borrowers or the Portfolio Assets taken as a  whole.    In  the  event of  a Material Modification,  the  relevant  Eligible Portfolio Asset with  respect  to  which  such  Material  Modification  has  occurred  shall  be  excluded  from  the  Borrowing  Base  and  a  corresponding reduction to the LTV.  “Maturity Date” means the earlier to occur of (a) the fifteenth (15th) anniversary of the Closing  Date, or if such date is not a Business Day, the immediately preceding Business Day, and (b) the date the  Advances are accelerated upon the occurrence of an Event of Default.  “Maximum Availability” means, at any time, the  lesser of  (a) the Maximum Facility Amount at  such time and (b) the Borrowing Base at such time.  “Maximum  Facility  Amount”  means,  at  any  time,  an  amount  equal  to  the  aggregate  Commitments  of  the  Lenders  at  such  time.  The Maximum  Facility  Amount  on  the  Closing  Date  is  $300,000,000.  “Maximum LTV Percentage” means, as of any date of determination, the applicable percentage  set forth below.  Year  after  Closing   0  to  end  of  year 3  Beginning  of  year  4  to  end  of year 6  Beginning  of  year  7  to  end  of year 8  Beginning  of  year  9  to  end  of year 10  Thereafter  Max LTV  50%  40%  25%  15%  0%    “Maximum Rate” has the meaning assigned to that term in Section 2.05(g).  “Minimum Usage” means an amount equal to seventy percent  (70%) of the Maximum Facility  Amount.   “Moody’s” means Moody’s Investors Services, Inc., or any successor thereto.

  ‐ 22 ‐    NAI‐1515108520v22   “Multiemployer Plan” means a “multiemployer plan” as defined  in Section 4001(a)(3) of ERISA  to which Holdings, a Loan Party or any ERISA Affiliate contributed or had any obligation to contribute on  behalf of its employees at any time during the current year.  “Multiple Employer Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA)  which has two or more contributing sponsors (including Holdings, each Loan Party or any ERISA Affiliate)  at  least  two of whom are not under  common  control, as  such a plan  is described  in Section 4064 of  ERISA.  “NAIC” has the meaning assigned to that term in Section 3.01(g).  “Net Income” means for any period, the net income (or loss) of the Loan Parties, determined on  a consolidated basis, after deduction of all expenses,  taxes, and other proper charges, determined  in  accordance with GAAP.  “Non‐Call Period” has the meaning assigned to that term in Section 2.04(d).  “Non‐Consenting  Lender”  means  any  Lender  that  does  not  approve  any  consent,  waiver,  amendment, modification or  termination  that  (a)  requires  the  approval of  all  Lenders or  all  affected  Lenders  in  accordance with  the  terms  of  Section  11.01  and  (b)  has  been  approved  by  the Majority  Lenders.  “Non‐Dollar  Amount”  has  the  meaning  assigned  to  that  term  in  the  definition  of  “Dollar  Equivalent.”  “Non‐U.S. Lender” has the meaning assigned to that term in Section 2.13(e).  “Non‐Usage Fee” shall mean, for any day, from and including the Closing Date to, but excluding,  the Facility Termination Date and other than any day on which a Market Trigger Event has occurred and  is continuing (with written notice of such Market Trigger Event provided to the Administrative Agent), a  fee equal to the greater of (a) zero and (b) 0.50% multiplied by the difference between (i) the Maximum  Facility Amount and (ii) the Advances Outstanding on such day. For purposes of this definition, Advances  requested  by  the  Administrative  Borrower  but  not  funded  by  a  Defaulting  Lender  shall  be  deemed  funded for purposes of calculating Advances Outstanding.  “Notice of Borrowing” means a written notice of borrowing from the Administrative Borrower to  the Administrative Agent substantially in the form of Exhibit B.  “Notice of Exclusive Control” means a “Notice of Exclusive Control” or similar notice as defined  in the applicable Account Control Agreement, or the UK Pledge Agreement, as applicable.  “NRSRO” has the meaning assigned to that term in Section 3.01(g).  “Obligations” means, all present and  future  indebtedness and other  liabilities and obligations  (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or  to become due) of  the  Loan Parties  to  the  Lenders,  the Administrative Agent,  the Account Bank,  the  Servicer or any other Secured Party arising under  this Agreement or any other Transaction Document  and  shall  include all  liability  for principal of and  interest on  the Advances, Fees,  indemnifications and  other amounts due or to become due by the Loan Parties to the Lenders, the Administrative Agent, the

  ‐ 23 ‐    NAI‐1515108520v22   Account Bank, the Servicer and any other Secured Party under this Agreement or any other Transaction  Document, including any Fee Letter, and costs and expenses payable by the Loan Parties to the Lenders,  the  Administrative  Agent,  the  Account  Bank,  the  Servicer  or  any  other  Secured  Party,  including  reasonable  and  documented  attorneys’  fees,  costs  and  expenses,  including  interest,  fees  and  other  obligations that accrue after the commencement of an insolvency proceeding (in each case whether or  not allowed as a claim in such insolvency proceeding).  “Obligor” means,  collectively,  each  Person  (i)  that  has  issued  Equity  Interests  of  any  Equity  Investment held or acquired directly by a Co‐Borrower or a UK Guarantor, as applicable, or  (ii)  that  is  obligated to make payments under a Loan Agreement, including any guarantor thereof.  “OFAC” has the meaning assigned to that term in the definition of “Sanctions and Anti‐Terrorism  Laws.”  “Off‐Balance Sheet Liabilities” of any Person shall mean (i) any liability of such Person under any  sale and leaseback transactions that do not create a liability on the balance sheet of such Person or (ii)  any obligation arising with respect to any other transaction which is the functional equivalent of or takes  the place of borrowing but which does not constitute a liability on the balance sheet of such Person.   “Other Taxes” has the meaning assigned to that term in Section 11.07(b).  “Pari Passu  Incremental Debt” means  Indebtedness of  the Co‐Borrowers  in  respect of one or  more  senior  secured  credit  facilities  that  (x) may be  secured by  Liens on  the Collateral  that  are pari  passu with  or  junior  to  the  Liens  of  the  Administrative  Agent,  and  (y) may  rank  pari  passu with  or  subordinated to, the Obligations, and that are issued or made in lieu of any Facility Increase pursuant to  a loan agreement or otherwise; provided, that no Pari Passu Incremental Debt shall be permitted unless  the Lenders fail to provide or arrange a Facility Increase pursuant to Section 2.14; provided, further that:  (1) the aggregate principal amount of Pari Passu Incremental Debt shall not exceed  the lesser of (i) the amount of the requested Facility Increase not otherwise provided or arranged by the  Lenders and (ii) $50,000,000;  (2) the  conditions otherwise  applicable  to  a  Facility  Increase pursuant  to  Section  2.14 are satisfied immediately after giving effect thereto;  (3) such Pari Passu  Incremental Debt shall (i) have terms substantially  identical to,  or (taken as a whole) no more favorable (as reasonably determined by the Administrative Borrower and  the  Initial  Lender)  to  the  lenders or holders providing  such  Pari  Passu  Incremental Debt  than,  those  applicable  to  the  then  existing Advances  and Obligations hereunder  and  the documentation  relating  thereto shall be in form and substance reasonably satisfactory to the Initial Lender; and  (4) the  lenders providing such Pari Passu  Incremental Debt shall be acceptable  to  the Initial Lender, such approval not to be unreasonably withheld, conditioned or delayed.   “Participant” has the meaning assigned to the term in Section 11.04(d).  “Participant Register” has the meaning assigned to that term in Section 2.03(c).

  ‐ 24 ‐    NAI‐1515108520v22   “Partnership Default Trigger Event” means, on any date of determination, a default by any Loan  Party, directly or indirectly in its material payment obligations relating to any Equity Investments with an  aggregate Investment Value as of such date in excess of 15% of the Borrowing Base (including failure of  any Loan Party, directly or indirectly with respect to its Equity Investment Obligations, including failure  to fund any duly called Equity Investment Capital Call in respect of such Equity Investment beyond any  applicable notice and cure period contained  in the Constituent Documents of the  issuer of such Equity  Investment);  provided,  that,  in  the  event  that  the  aggregate  Investment  Value  of  such  Equity  Investments as of  such date  is 15% or  less of  the Borrowing Base,  such default  shall not constitute a  “Partnership  Default  Trigger  Event”  and  in  lieu  thereof  such  amount  shall  be  deducted  from  the  Borrowing Base.  “Payment Date” means (a) the last Business Day of each calendar quarter (commencing on June  30, 2021) and (b) the Maturity Date.  “Payment Date Report” means a report delivered by the Administrative Borrower and approved  by the Servicer pursuant to Section 2.09, substantially in the form of Exhibit F.  “PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined  in ERISA.  “Pension Plan” means any employee pension benefit plan  (including a Multiple Employer Plan  but not a Multiemployer Plan) that  is maintained or  is contributed to by Holdings, a Loan Party or any  ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards  under Section 412 of the Code.  “Permitted Debt” means any of  the  following:  (a)  Indebtedness arising  in connection with  the  endorsement  of  instruments  for  deposit,  (b)  Indebtedness  secured  by  liens  of  the  type  described  in  clause  (a)  or  (c)  of  the  definition  of  “Permitted  Liens”,  (c)  capital  commitments  or  other  funding  requirements under any Portfolio Asset, (d) obligations payable to clearing agencies, brokers or dealers  in connection with the purchase or sale of securities in the ordinary course of business, (e) Indebtedness  in  respect  of  netting  services  and  overdraft  protections  and  otherwise  in  connection  with  deposit  accounts, (f) obligations to prime brokers and derivative counterparties in connection with transactions  entered  into  in  the ordinary course of business,  (g) Pari Passu  Incremental Debt and  (h) accrued and  unpaid earn‐outs and other similar contingent consideration obligations.   “Permitted Liens” means any of the following: (a) Liens for Taxes  if such Taxes shall not at the  time be due or if a Person shall currently be contesting the validity thereof in good faith by appropriate  proceedings  and with  respect  to which  reserves  in  accordance with Applicable Accounting  Principles  have  provided  for  on  the  books  of  such  Person;  (b) Liens  imposed  by  law,  such  as materialmen’s,  warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising  by  operation  of  law  in  the  ordinary  course  of  business  for  sums  that  are  not  overdue  or  are  being  contested  in good  faith by appropriate proceedings and with respect  to which reserves  in accordance  with  Applicable  Accounting  Principles  have  been  provided  on  the  books  of  the  applicable  Person;  (c) Liens granted pursuant to or by the Transaction Documents; (d) Liens in favor of the Account Bank (i)  which arise as a matter of  law on  items  in  the course of collection or encumbering deposits or other  similar Liens (including the right to set off), (ii) which result from contractual rights of set off relating to  the establishment of depository relations with such  financial  institution or relate to pooled deposit or  sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course

  ‐ 25 ‐    NAI‐1515108520v22   of business, or  (iii)  routinely  imposed on  securities or deposit  accounts by  the Account Bank,  to  the  extent permitted under  the Account Control Agreement,  (e) Liens of clearing agencies, broker‐dealers  and similar Liens incurred in the ordinary course of business attaching to securities (or proceeds) being  purchased or sold or reasonable and customary initial deposits; (f) Liens on securities or other property  in favor of prime brokers or Persons holding such securities or other property in a custodial capacity to  secure fees and other amounts owed to such prime brokers or other Persons and (g) Liens arising out of  judgments or awards that do not constitute an Event of Default under Section 6.01(e).  “Person”  means  an  individual,  limited  partnership,  partnership,  corporation  (including  a  statutory  or  business  trust),  limited  liability  company,  joint  stock  company,  trust,  unincorporated  association,  sole  proprietorship,  joint  venture,  government  (or  any  agency  or  political  subdivision  thereof) or other entity.  “Plan Assets” means the “plan assets” of an “employee benefit plan” subject to Title I of ERISA  or a “plan” subject to Section 4975 of the Code, as determined under 29 C.F.R. Section 2510.3‐101, as  modified by Section 3(42) of ERISA.   “Pledged Equity” means the US Pledged Equity and the UK Pledged Equity.   “Portfolio Asset” means, collectively, (i) all of the Loan Parties’ Equity Investments, (ii) any Loan  Asset held by a Loan Party, which Equity  Investments, Loan Assets or ownership  interest  includes, as  applicable, (a) the Portfolio Asset File therefor, and (b) all right, title and  interest of such Loan Party  in  and to (i) such debt interest, and (ii) the related Underlying Agreement and any Underlying Collateral.    “Portfolio Asset Assignment” means  each  (a)  Equity  Investment  Transfer Agreement,  and  (b)  assignment or other agreement pursuant to which any Portfolio Asset not originated by a Loan Party is  Transferred  to  a  Loan  Party  (i)  in  a  form  substantially  based  upon  the  form  document  for  loan  assignments of the Loan Syndications and Trading Association, (ii) in a form substantially based upon the  form  document  for  assignments  required  by  the  related  Underlying  Agreement,  or  (iii)  in  a  form  reasonably  agreed  to by  the Co‐Borrowers  and  reasonably  acceptable  to  the Majority  Lenders on or  prior to the Closing Date or Cut‐Off Date for such Portfolio Asset, as the case may be.  “Portfolio Asset Checklist” means, with  respect  to each Portfolio Asset, an electronic or hard  copy, as applicable, of a  checklist delivered, by or on behalf of each Loan Party  to  the Servicer of all  Required Portfolio Documents and all other agreements,  instruments, certificates or other documents  and  items  required  to  be  executed  or  delivered  in  connection with  a  Portfolio  Asset,  including  the  Required Portfolio Documents therefor.  “Portfolio Asset File” means, with respect to each Portfolio Asset, a file containing each of the  agreements,  instruments, certificates and other documents and  items set  forth on  the Portfolio Asset  Checklist with respect to such Portfolio Asset.   “Portfolio Asset Schedule” means,  (a) a  schedule of  the Portfolio Assets and  setting  forth  for  each such Portfolio Asset (i) the legal name of the applicable Obligor, (ii) the current principal balance or  nominal value or amount or percentage ownership interest held by a Loan Party, as applicable, (iii)  any  Portfolio  Asset  Assignment  for  each  Portfolio  Asset,  (iv) whether  such  Portfolio  Asset  is  an  Eligible  Portfolio Asset and (v) the other information specified for a Portfolio Asset as set forth on Schedule I, as  delivered by or on behalf of such Loan Party, as applicable, to the Servicer and as updated from time to

  ‐ 26 ‐    NAI‐1515108520v22   time as provided herein or (b) a Servicing Report containing the  information described  in clauses (a)(i)  through (a)(v) above.   “Post Closing Condition” means, each action that each Loan Party, as applicable, is required to  take within the applicable periods set forth in Schedule VII, subject to Section 5.01(dd).   “Potential Default” means, any event or condition that constitutes an Event of Default or that,  with the giving of any notice, the passage of time, or both, would be an Event of Default.  “Prepayment  Premium”  means,  in  connection  with  any  termination  of  any  or  all  of  the  Commitments pursuant to Sections 2.04(d), a prepayment premium in an amount equal to: (i) after the  Closing Date until (but excluding) the third anniversary of the Closing Date, 2% of the terminated portion  of the Commitments in effect on the Closing Date with respect to any Change of Control Denial and 3%  of the terminated portion of the Commitments  in effect on the Closing Date with respect to a Facility  Upsize Denial,  (ii) on or after  the  third anniversary of  the Closing Date until  (but excluding)  the  sixth  anniversary  of  the  Closing Date,  2%  of  the Advances Outstanding  on  such  date with  respect  to  any  Change of Control Denial and 3% of  the Advances Outstanding on such date with respect to a Facility  Upsize  Denial,  and  (iii)  on  or  after  the  start  of  the  sixth  anniversary  of  the  Closing  Date  until  (but  excluding) the tenth anniversary of the Closing Date, 2% of the Advances Outstanding on such date.  The  Majority  Lenders  shall  provide  written  notice  to  the  Administrative  Agent  promptly  following  the  occurrence of a Change of Control Denial or an Facility Upsize Denial.  “Pro Rata Share” means, with respect to any Lender, as of any date of determination, the ratio  of such Lender’s Commitment to the aggregate Commitments of all Lenders, which shall be determined  based upon its share of the outstanding Advances and unused Commitments at such time (or after the  date on which the Advances have been paid in full and the Commitments are terminated in accordance  with such Lender’s pro rata share immediately prior to the date on which the Advances are paid in full  and the Commitments are terminated).  “Proceeds” means, with  respect  to  the  Collateral,  all  property  that  is  receivable  or  received  when  such  Collateral  is  collected,  sold,  liquidated,  foreclosed,  exchanged,  or  otherwise  disposed  of,  whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to  any insurance relating to such Collateral.  “Qualified  Institution” means (i) a depository  institution or trust company organized under the  laws of the United States or any one of the States thereof or the District of Columbia (or any domestic  branch of a foreign bank), (a) that has either (1) a  long‐term unsecured debt rating of “Baa2” or better  by Moody’s  and  “BBB”  or  better  by  S&P  or  (2) a  short‐term  unsecured  debt  rating  or  certificate  of  deposit  rating of “A‐1” or better by S&P or “P‐1” or better by Moody’s,  (b) the parent corporation of  which has either  (1) a  long‐term unsecured debt  rating of “Baa2” or better by Moody’s and “BBB” or  better by S&P or (2) a short‐term unsecured debt rating or certificate of deposit rating of “A‐1” or better  by S&P and “P‐1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent (acting  at the direction of Majority Lenders) and  (ii) the deposits of which are  insured by the Federal Deposit  Insurance Corporation.  “Ratings Event” has the meaning assigned to that term in Section 2.18.  “Recipient” means (a) the Administrative Agent, and (b) any Lender, as applicable.

  ‐ 27 ‐    NAI‐1515108520v22   “Records” means all documents  relating  to  the Portfolio Assets,  including books,  records and  other information executed in connection with the Transfer of and maintenance of the Portfolio Assets  in the Collateral Portfolio or maintained with respect to the Collateral Portfolio and the related Obligors  that a Loan Party or the Servicer has generated, or in which such Loan Party has otherwise obtained an  interest.  “Register” has the meaning assigned to that term in Section 2.03(b).  “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners,  directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives  of such Person and of such Person’s Affiliates.  “Release Date” has the meaning assigned to that term in Section 2.11(b).  “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or  the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of  Governors of  the Federal Reserve System or  the Federal Reserve Bank of New York, or any successor  thereto.  “Removal Effective Date” has the meaning assigned to that term in Section 7.05(b).  “Replacement Servicer” has the meaning assigned to that term in Section 8.01(c).  “Reportable Compliance Event” means any Lender Covered Entity or Borrower Covered Entity  becomes  a  Sanctioned  Person,  or  is  charged  by  indictment,  criminal  complaint  or  similar  charging  instrument, arraigned, or custodially detained in connection with any alleged violation of any Sanctions  and  Anti‐Terrorism  Laws,  Anti‐Corruption  Laws  or  Anti‐Money  Laundering  Laws  applicable  to  such  Person.  “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than an  event for which the 30 day notice period has been waived.  “Reporting Date” means the last day of each fiscal quarter or, if such date is not a Business Day,  the next succeeding Business Day.  “Required  Portfolio  Documents”  means,  for  each  Portfolio  Asset,  copies  of  the  following  executed  documents  or  instruments,  all  as  specified  on  the  related  Portfolio  Asset  Checklist,  to  the  extent applicable  for such Portfolio Asset:  (i) Underlying Agreements,  (ii) Portfolio Asset Assignments,  (iii)  guaranty  or  indenture,  (iv)  security  agreement  or mortgage,  (v)  indemnities,  (vi)  stock  purchase  agreement,  (vii)  investor  rights agreement,  (viii) voting agreement,  (ix)  tax sharing agreement,  (x) any  Constituent Document, (xi) subscription agreement, (xii) side letter, (xiii) option agreement, (xiv) capital  call agreement, (xv) warrant, and (xvi) any other executed documents or agreements related thereto as  reasonably requested by the Initial Lender (but solely to the extent in the possession of a Co‐Borrower).   “Resignation Effective Date” has the meaning assigned to that term in Section 7.05(a).  “Responsible Person” means any duly authorized officer or director of such Person or any other  individual duly authorized to act for such Person with direct responsibility for the administration of this  Agreement and also, with respect to a particular matter, any other duly authorized officer or director of

  ‐ 28 ‐    NAI‐1515108520v22   such Person or other individual duly authorized to act for such Person to whom such matter is referred  because of such officer’s or other individual’s knowledge of and familiarity with the particular subject.  “Restricted Junior Payment” means, (a) any dividend or other distribution, direct or indirect, on  account of any class of membership  interests of a Loan Party now or hereafter outstanding  (including  any distribution with  respect  to  the  liability of  such  Loan Party’s direct or  indirect equity owners  for  taxes),  except  a  dividend  or  other  distribution  paid  solely  in  interests  of  that  class  of membership  interests  or  in  any  pari  passu  or  junior  class  of membership  interests  of  such  Loan  Party,  (b)  any  redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct  or  indirect, of any class of membership  interests of a Loan Party now or hereafter outstanding, (c) any  payment  made  to  redeem,  purchase,  repurchase  or  retire,  or  to  obtain  the  surrender  of,  any  outstanding warrants, options or other rights to acquire membership  interests of a Loan Party now or  hereafter outstanding, or (d) any payment of management fees by a Loan Party.  “Revolving Loan Note” has the meaning assigned to such term in Section 2.03(a).  “S&P” means Standard & Poor’s Rating Services, a division of The McGraw‐Hill Companies, Inc.,  or any successor thereto.   “Sale” or “Sold” has the meaning assigned to that term in Section 2.11(a).  “Sanctioned  Country” means  a  country  or  territory  that  is  the  subject  of  a  comprehensive  sanctions program maintained under  any  Sanctions  and Anti‐Terrorism  Laws  (as of  the Closing Date,  Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine).  “Sanctioned Person” means (a) any Person included on a list of designated or restricted Persons  maintained by OFAC  (including, without  limitation, OFAC’s Specially Designated Nationals and Blocked  Persons  List  and  Sectoral  Sanctions  Identifications  List),  the  U.S.  Department  of  State,  the  United  Nations  Security  Council,  the  European  Union,  Her  Majesty’s  Treasury  or  any  other  relevant  Governmental  Authority,  (b) any  Person  located,  organized,  or  resident  in  a  Sanctioned  Country,  or  (c) any Person 50% or more owned, directly or indirectly, individually or in the aggregate, or controlled  by any such Person or Persons described in clauses (a) or (b).  “Sanctions and Anti‐Terrorism Laws” means any and all economic or financial sanctions or trade  embargoes or anti‐terrorism laws administered or enforced by the U.S. Government (including, without  limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”)), the United  Nations Security Council,  the European Union, Her Majesty’s Treasury or, as  to any person, any other  applicable  Governmental  Authority,  and  any  regulation,  order,  or  directive  promulgated,  issued  or  enforced  pursuant  to  such  applicable  laws,  all  as  amended,  supplemented  or  replaced  from  time  to  time.  “Scheduled Payment” means, each scheduled Distribution required to be made to a Loan Party  on a Portfolio Asset.   “Secured Party” means,  the Administrative Agent and each Lender party hereto  from  time  to  time (together with its permitted successors and assigns) and the Servicer; provided that in any context  requiring a Secured Party to give direction to the Administrative Agent, such reference to Secured Party  shall not include the Administrative Agent.

  ‐ 29 ‐    NAI‐1515108520v22   “Servicer” means Massachusetts Mutual Life  Insurance Company, not  in  its  individual capacity,  in  its  capacity  as  servicer pursuant  to  the  terms of  this Agreement,  together with  its  successors  and  permitted assigns, including any successor appointed pursuant to Article VIII.  “Servicer  Fee  Letter” means,  if applicable, any  fee  letter or  letters between  the  Servicer  and  each Co‐Borrower entered on or before the Closing Date.  “Servicer Termination Event” means the occurrence of any one or more of the following events:  (a)  a Bankruptcy Event shall occur with respect to the Servicer;  (b)  the  Servicer  shall  purport  to  assign  its  rights  or  obligations  as  “Servicer”  hereunder  (other than as expressly permitted as provided herein);  (c)  any failure by the Servicer to observe or perform any covenant or other agreement of  the  Servicer  set  forth  in  this Agreement or  the other Transaction Documents, which  continues  to be  unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of  (i)  the  date  on  which  written  notice  of  such  failure  shall  have  been  given  to  the  Servicer  by  the  Administrative Agent  (acting at  the direction of  the Majority Lenders) or  the Administrative Borrower  and  (ii)  the date on which a Responsible Person of  the Servicer acquires knowledge  thereof  (or  such  extended period of time reasonably approved by the Administrative Borrower not to exceed sixty (60)  days  in  the  aggregate;  provided  that  the  Servicer  is  diligently  proceeding  in  good  faith  to  cure  such  failure or breach); and  (d)  any  representation, warranty or  certification made by  the Servicer  in any Transaction  Document or  in any certificate delivered by  the Servicer pursuant  to any Transaction Document  shall  prove to have been incorrect in any material respect when made.  “Servicer Termination Expenses” has the meaning assigned to that term in Section 8.01(b).  “Servicer Termination Notice” has the meaning assigned to that term in Section 8.01(b).  “Servicing  Fees” means  the  fees  set  forth  in  the  Servicer  Fee  Letter  that  are  payable  to  the  Servicer.  “Servicing Report” has the meaning assigned to that term in Section 8.08(c)(i).  “Servicing Standard” means, with respect  to any Portfolio Assets  included  in  the Collateral,  to  service  and  administer  such  Portfolio  Assets  by  or  on  behalf  of  a  Loan  Party  in  accordance  with  Applicable Law, the terms of this Agreement, the Underlying Agreements and all customary and usual  servicing practices for assets like the Portfolio Assets.   “Similar Law” has the meaning assigned to that term in Section 4.01(t).  “Solvent” means, with respect to any Person as of any date of determination, that, as of such  date, (a) the fair value of the assets of such Person (both at fair value and present fair saleable value) is  greater  than  the  total  amount  of  liabilities  (including  contingent  and  unliquidated  liabilities)  of  such  Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature  and (c) such  Person does not have unreasonably small capital.   In computing the amount of contingent  liabilities or

  ‐ 30 ‐    NAI‐1515108520v22   unliquidated at any time, such  liabilities shall be computed at the amount that,  in  light of all the facts  and  circumstances existing  at  such  time,  represents  the  amount  that  can  reasonably be expected  to  become an actual or matured  liability and are determined as contingent  liabilities  in accordance with  applicable federal, state and foreign laws governing determinations of insolvency.  “SOFR” with respect to any day means the secured overnight financing rate published for such  day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor  administrator) on the Federal Reserve Bank of New York’s Website.    “Spot Rate” for a currency means the rate reasonably determined in good faith by the Account  Bank (acting upon the instructions of the Administrative Borrower) to be the rate quoted by the Person  acting in such capacity as the spot rate for the purchase by such Person of such currency with another  currency through  its principal foreign exchange trading office at approximately 11:00 a.m. on the date  three  (3) Business Days prior  to  the date as of which  the  foreign exchange computation  is made or  if  such rate cannot be computed as of such date such other date as the applicable Person shall reasonably  determine  is reasonably appropriate under the circumstances; provided that the Account Bank (acting  upon the instructions of the Administrative Borrower) may obtain such spot rate from another financial  institution reasonably designated  in good  faith by such Person  if such Person does not have as of the  date of determination a spot buying rate for any such currency.  “State” means one of the fifty states of the United States or the District of Columbia.  “Subsidiary” means a corporation, partnership, joint venture, limited liability company or other  business entity of which a majority of the shares of securities or other  interests having ordinary voting  power  for  the  election  of  the  board  of  directors  or  other  governing  body  (other  than  securities  or  interests  having  such  power  only  by  reason  of  the  happening  of  a  contingency)  are  at  the  time  beneficially owned and the management of which is otherwise controlled, directly, or indirectly through  one or more  intermediaries, or both, by such Person.   For  the avoidance of doubt, no Portfolio Asset  shall constitute a Subsidiary for any purpose under the Agreement.  “Tax Compliance Certificate” has the meaning assigned to that term in Section 2.13(e).  “Taxes”  means  any  present  or  future  taxes,  levies,  imposts,  duties,  charges,  deductions,  withholdings  (including  backup  withholding),  assessments  or  fees  of  any  nature  (including  interest,  penalties, and additions thereto) that are imposed by any Governmental Authority.  “Term SOFR” means  the  forward‐looking  term  rate based on SOFR  that has been  selected or  recommended by the Relevant Governmental Body.  “Transaction Documents” means this Agreement, any Revolving Loan Note, the Account Control  Agreement,  the Fee Letters,  the Guaranty Agreement,  the Foreign Pledge Agreements, each Portfolio  Asset Assignment and each agreement, instrument, certificate or other document related to any of the  foregoing.  “Transfer” means  (a)  the  acquisition  by,  or  the  transfer  or  assignment  to,  a  Loan  Party  of  a  Portfolio Asset pursuant to a Portfolio Asset Assignment,  including,  in the case of Portfolio Assets that  constitute Equity Investments, the transfer or acquisition by a Co‐Borrower of an ownership interest in  an Equity Investment pursuant to an Equity Investment Transfer Agreement, and (b) the origination of a  Portfolio Asset by a Loan Party pursuant to an Underlying Agreement.

  ‐ 31 ‐    NAI‐1515108520v22   “Transferor” means the assignor of a Portfolio Asset under a Portfolio Asset Assignment.  “UCC” means the Uniform Commercial Code as adopted  in the State of New York or any other  state from time to time that governs creation or perfection (and the effect thereof) of security interests  in any Collateral.  “UK  Collateral”  has  the meaning  assigned  to  the  term  “Charged  Property”  in  the UK  Pledge  Agreement.   “UK Guarantor” means each of KFO Holdings and KWCP Holdings.   “UK Pledge Agreement” means  the  English  law  governed debenture dated on or  around  the  date of this Agreement between Kudu, the UK Guarantors and the Administrative Agent.  “UK Pledged Equity” has the meaning assigned to each of the terms “Partnership Interests” and  “Shares” in the UK Pledge Agreement.   “US Collateral” has the meaning assigned to that term in Section 2.10(a).  “US Pledged Equity” has the meaning assigned to that term in Section 2.10(b).  “Unadjusted  Benchmark  Replacement”  means  the  applicable  Benchmark  Replacement  excluding the related Benchmark Replacement Adjustment.  “Underlying Agent” means, with respect to a Loan Asset, the servicer, the administrative agent  or other similar agent for the lenders party to the Underlying Loan Agreement for such Loan Asset.  “Underlying  Agreement”  means  any  Equity  Investment  Agreement  or  any  Underlying  Loan  Agreement, as the context may require.  “Underlying  Collateral” means,  with  respect  to  a  Loan  Asset,  any  property  or  other  assets  pledged or mortgaged as collateral to secure repayment of such Loan Asset, including, all proceeds from  any sale or other disposition of such property or other assets.  “Underlying Loan Agreement” means, any credit agreement,  indenture or other agreement or  document pursuant to which a Loan Asset with respect to any loan or debt for borrowed money or note,  as applicable, has been  issued or  created and each other agreement  that governs  the  terms of or,  if  applicable, secures the obligations represented by such Loan Asset, including any co‐lender or servicing  agreement entered into by an applicable Underlying Agent or Underlying Servicer and, in respect of the  Australian  Collateral,  includes  the Australian  Equity Notes  and  the  document  entitled  “Shareholders’  agreement – Channel Capital Pty Ltd” dated November 20, 2020 between Channel Capital Pty Ltd ACN  162 591 568, Kudu, Glen Holding and Joshua Yeo.   “Underlying Obligor Default” means, with respect to any Eligible Portfolio Asset that  is a Loan  Asset following the Cut‐Off Date relating thereto, the occurrence of one or more of the following events  (any of which, for the avoidance of doubt, may occur more than once):

  ‐ 32 ‐    NAI‐1515108520v22   (a)  an Obligor payment default has occurred and is continuing under such Loan Asset (after  giving effect  to any grace or cure period or notice  requirement set  forth  in  the applicable Underlying  Loan Agreement);  (b)  any other event of default or similar event or circumstance under the Underlying Loan  Agreement for such Portfolio Asset for which the Co‐Borrowers (or agent or required lenders pursuant  to the applicable Underlying Loan Agreement, as applicable) has elected to exercise any of its rights and  remedies with respect to such Loan Asset (including the acceleration of the loan relating thereto), unless  otherwise agreed to in writing by the Majority Lenders;  (c)  a Bankruptcy  Event occurs with  respect  to  any  related Obligor under  any Underlying  Loan Agreement.   “United States” means the United States of America.  “Valuation Policy” means a Loan Party’s valuation policy as in effect on the Closing Date, as the  same may be amended, supplemented or as otherwise modified from time to time by such Loan Party  with the prior consent of the Majority Lenders.  “Write‐Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the  write‐down and conversion powers of such EEA Resolution Authority from time to time under the Bail‐In  Legislation  for  the  applicable  EEA Member  Country,  which  write‐down  and  conversion  powers  are  described in the EU Bail‐In Legislation Schedule.  SECTION 1.02 Other Terms. All accounting terms used but not specifically defined herein shall  be construed in accordance with Applicable Accounting Principles. All terms used in Article 9 of the UCC  in the State of New York, and used but not specifically defined herein, are used herein as defined in such  Article 9.  SECTION 1.03  Computation of Time Periods. Unless otherwise stated in this Agreement, in the  computation of a period of time from a specified date to a later specified date, the word “from” means  “from and including,” the words “to” and “until” each mean “to but excluding” and “through” means “to  and including.”  SECTION 1.04 Interpretation.  In  each  Transaction  Document,  unless  a  contrary  intention  appears:  (a) the singular number includes the plural number and vice versa;  (b) reference to any Person  includes such Person’s successors and assigns but only  if such  successors and assigns are not prohibited by the Transaction Documents;  (c) reference to any gender includes each other gender;  (d) reference to day or days without further qualification means calendar days;  (e) the term “or” is not exclusive;  (f) reference to any time means New York, New York time;

  ‐ 33 ‐    NAI‐1515108520v22   (g) reference  to  the words  “include”,  “includes”  and  “including”  shall  be  deemed  to  be  followed by the phrase “without limitation”;  (h) reference  to  any  agreement  (including  any  Transaction  Document),  document  or  instrument  means  such  agreement,  document  or  instrument  as  amended,  modified,  waived,  supplemented,  restated  or  replaced  and  in  effect  from  time  to  time  in  accordance with  the  terms  thereof  and,  if  applicable,  the  terms  of  the  other  Transaction  Documents,  and  reference  to  any  promissory note includes any promissory note that is an extension or renewal thereof or a substitute or  replacement therefor;  (i) reference  to  any  Applicable  Law means  such  Applicable  Law  as  amended, modified,  codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and  regulations promulgated thereunder and reference to any section or other provision of any Applicable  Law means  that  provision  of  such  Applicable  Law  from  time  to  time  in  effect  and  constituting  the  substantive  amendment, modification,  codification,  replacement  or  reenactment  of  such  section  or  other provision;  (j) any  reference  to  the  “Co‐Borrower”,  the  “Co‐Borrowers”,  each  “Loan  Party”  or  the  “Loan Parties”  in this Agreement and  in any other Transaction Document means, each Co‐Borrower or  each Loan Party,  individually, or the Co‐Borrowers or the Loan Parties collectively, as the context may  require; provided that unless the context requires otherwise, any reference in this Agreement and in any  other Transaction Document  to  financial statements of  the Co‐Borrowers shall be deemed  to  refer  to  the  consolidated  financial  statements  of  the  Co‐Borrowers  and  their  respective  Subsidiaries,  and  references herein to “fiscal year” or “fiscal quarter” shall mean the fiscal year or fiscal quarter, as the  case may be, of the Co‐Borrowers and their respective Subsidiaries;  if payment or performance of any  obligation of Holdings or the Loan Parties hereunder  is due on a date which  is not a Business Day, the  required date for payment or performance shall be the next Business Day; and  (k) unless otherwise specified, all references herein to times of day shall be references to  New York City time (daylight or standard, as applicable).   SECTION 1.05 Advances  to  Constitute  Loans.  Notwithstanding  any  provision  herein  to  the  contrary,  the parties hereto  intend  that  the Advances made hereunder constitute a “loan” and not a  “security” for purposes of Section 8‐102(15) of the UCC.  SECTION 1.06 Accounting  Terms  and  Determination.  Unless  otherwise  defined  or  specified  herein, all accounting terms used herein shall be  interpreted, all accounting determinations hereunder  shall be made, and all  financial  statements  required  to be delivered hereunder  shall be prepared,  in  accordance with Applicable Accounting  Principles  as  in  effect  from  time  to  time,  applied  on  a  basis  consistent with the most recent audited financial statements of the Co‐Borrowers delivered pursuant to  Section 5.01(z) (or,  if no such financial statements have been delivered, on a basis consistent with the  audited  financial  statements  of  the  Co‐Borrowers  last  delivered  to  the  Administrative  Agent  in  connection with  this Agreement); provided  that  (a)  the  foregoing  requirements shall not apply  to any  estimated or projected  valuations or other  financial estimates,  forecasts or other  similar  calculations  and (b) if the Administrative Borrower notifies the Administrative Agent that the Co‐Borrowers wish to  amend  any  covenant  in  Section  5.02  to  eliminate  the  effect of  any  change  in Applicable Accounting  Principles on the operation of such covenant (or if the Administrative Agent notifies the Administrative  Borrower  that  the  Majority  Lenders  wish  to  amend  Section  5.02  for  such  purpose),  then  the  Co‐

  ‐ 34 ‐    NAI‐1515108520v22   Borrowers’ compliance with such covenant shall be determined on the basis of Applicable Accounting  Principles in effect immediately before the relevant change in Applicable Accounting Principles became  effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to  the Co‐Borrowers and  the Majority Lenders. For  the avoidance of doubt, nothing  in  this Section  shall  prevent  the Co‐Borrowers  from  reporting  asset  values on  a  fair  value basis  in  accordance with  their  usual practices.  SECTION 1.07 Spot  Rates.    The  Account  Bank  (acting  upon  the  instructions  of  the  Administrative Borrower) shall determine the Spot Rate as of each Determination Date to be used for  calculating the Dollar Equivalent of any alternate currency, and such Spot Rate shall become effective as  of such Determination Date and shall be the Spot Rate employed  in converting any amounts between  Dollars and such alternate currency until the next Determination Date to occur.  Promptly upon request,  the Administrative Borrower shall instruct the Account Bank to provide to the Administrative Borrower  with  a  reasonably  detailed  description  of  any  calculations  or  determination made  pursuant  to  this  Section 1.07.  SECTION 1.08 Electronic Signatures.   (a) Each of the parties hereto consents to do business electronically in connection with this  Agreement,  any  other  Transaction Document  and  the  transactions  contemplated  hereby  or  thereby.  Delivery of an executed  counterpart of a  signature page of  this Agreement or any other Transaction  Documents by  telecopy, emailed pdf. or any other electronic means  that  reproduces an  image of  the  actual executed signature page shall be effective as delivery of a manually executed counterpart of this  Agreement or such other Transaction Document.  (b) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or  relating  to  any  document,  instrument,  amendment,  restatement,  modification,  reaffirmation,  assignment and acceptance or other agreement  to be  signed  in connection with  this Agreement, any  other Transaction Document and the transactions contemplated hereby or thereby shall be deemed to  include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall  be  of  the  same  legal  effect,  validity  and  enforceability  as  a manually  executed  signature,  physical  delivery thereof or the use of a paper‐based recordkeeping system, as the case may be, to the extent  and  as provided  for  in  any Applicable  Law,  including  the  Federal  Electronic  Signatures  in Global  and  National Commerce Act, Uniform Real Property Electronic Recording Act,  if applicable,  the New York  State  Electronic  Signatures  and  Records  Act,  or  any  other  similar  state  laws  based  on  the  Uniform  Electronic Transactions Act, if applicable; provided that nothing herein shall require the Lender to accept  Electronic  Signatures  in  any  form or  format without  its prior written  consent, which  consent  can be  withheld  in  its sole discretion. The Lenders hereby consent  to Electronic Signatures being provided by  DocuSign.  (c) Without  limiting  the  generality  of  the  foregoing,  and  to  the  extent  permitted  by  Applicable  Law, each of  the parties hereto hereby  (i) agrees  that,  for all purposes,  including without  limitation,  in  connection  with  any  workout,  restructuring,  enforcement  of  remedies,  bankruptcy  proceedings,  other  proceedings  or  litigation  arising  out  of  or  related  to  this  Agreement,  the  other  Transaction Documents and the transactions contemplated hereby or thereby, electronic images of this  Agreement or any other Transaction Documents (in each case,  including with respect to any signature  pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii)  waives any argument, defense or right  to contest  the validity or enforceability of  this Agreement,  the

  ‐ 35 ‐    NAI‐1515108520v22   Transaction Documents or the transactions contemplated hereby or thereby based solely on the lack of  paper original copies of any Transaction Documents,  including with respect to any signatures thereon.  For the avoidance of doubt, the parties hereto hereby agree that this provision shall apply in equal force  and have the same enforceability and validity to each other Transaction Document and any amendment,  restatement, modification, reaffirmation, assignment and acceptance or other document related to this  Agreement or such other Transaction Document whether or not expressly stated therein.  (d) As used  in  this Section,  “Electronic Signature” means an electronic  sound,  symbol, or  process attached to, or associated with, a contract or other record and adopted by a Person with  the  intent to sign, authenticate or accept such contract or record.  ARTICLE II.  THE FACILITY  SECTION 2.01 Advances.  On  the  terms  and  conditions  hereinafter  set  forth,  each  Lender,  severally  and  not  jointly,  agrees  to make  Advances  to  the  Co‐Borrowers  from  time  to  time  on  any  Business Day during the Availability Period, in Dollars as the Administrative Borrower may request in an  amount which immediately after giving effect to such Advance, would not cause the aggregate Advances  Outstanding to exceed the Maximum Availability on such date. Notwithstanding anything contained  in  this Section 2.01 or elsewhere in this Agreement to the contrary, (a) if a Market Trigger Event occurs and  is continuing (with written notice of such Market Trigger Event provided by the Majority Lenders to the  Administrative  Agent),  then  the  obligation  of  the  Lenders  to make  Advances  will  automatically  be  suspended and the Lenders will not be required  (and the Administrative Borrower  is not permitted to  request Lenders) to make any Advance to the Co‐Borrowers, (b) [reserved] and (c) no Lender is obligated  to make any Advance in an amount that would, immediately after giving effect to such Advance, exceed  such  Lender’s Commitment  less  the  aggregate outstanding  amount of  any Advances  funded by  such  Lender. Each Advance  to be made hereunder  shall be made by  the  Lenders  in accordance with  their  respective Pro Rata Shares. If the Availability Period has been suspended as a result of a Market Trigger  Event as provided in this Section 2.01, the Availability Period shall be reinstated upon delivery of an LTV  Certificate by the Administrative Borrower demonstrating that the Market Trigger Event which gave rise  to such suspension no longer exists or, notwithstanding the occurrence of such Market Trigger Event, if  the  LTV  is  not  in  excess  of  the  applicable Maximum  LTV  Percentage,  subject  to  the  approval  of  the  Servicer or  the  Servicer waives  the Market  Trigger  Event  that  gave  rise  to  such  suspension,  it being  understood that the Servicer will provide its approval within two (2) Business Days of receipt of the LTV  Certificate  if  the  LTV  Certificate  delivered  by  the  Administrative  Borrower  is  true  and  correct  in  all  material respects and complies with the requirements of this Agreement. Concurrently with providing  its  approval  to  the  Administrative  Borrower,  the  Servicer  will  provide  written  notice  to  the  Administrative Agent of such approval of the waiver of the Market Trigger Event.  SECTION 2.02 Procedure for Advances.  (a) The  Administrative  Borrower  shall  request  an  Advance  by  delivery  of  a  Notice  of  Borrowing to the Administrative Agent, with a copy to the Servicer, for Advances in Dollars, no later than  2:00 p.m. three (3) Business Days prior to the proposed date of such Advance (or such shorter period of  time agreed to by the Administrative Agent and the Majority Lenders). Each Notice of Borrowing must  be accompanied by a duly completed Borrowing Base Certificate (updated to the date such Advance  is  requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof)  and certify as to the following:

  ‐ 36 ‐    NAI‐1515108520v22   (i) the amount of such Advance, which must be at  least equal to $1,000,000 or a  whole multiple of $1,000,000 in excess thereof, or if less, the remainder of the Commitments;  (ii) the proposed date of such Advance (which must be a Business Day);  (iii) no Event of Default or Market Trigger Event has occurred and is continuing as of  the date of the Notice of Borrowing or will occur from such Advance;  (iv) detailed wire  instructions as to where the proceeds of such Advance are to be  deposited or transferred; and  (v) all  conditions  precedent  for  such  Advance  described  in  Article III  have  been  satisfied or waived, as applicable.  (b) Promptly upon  receipt of a Notice of Borrowing,  the Administrative Agent shall notify  the Lenders of the requested Advance. The Lenders shall make the Advance on the terms and conditions  set forth herein. No  later than 12:00 p.m., on the Advance Date of each Advance, upon satisfaction of  the  applicable  conditions  set  forth  in  Article III,  each  Lender  shall,  in  accordance  with  instructions  received by the Administrative Agent or the Servicer, as applicable, from the Administrative Borrower in  accordance  with  the  Notice  of  Borrowing,  make  available  to  (x)  the  Co‐Borrowers  or  (y)  the  Administrative  Agent,  in  each  case,  as  determined  by  the Majority  Lenders,  in  same  day  funds,  an  amount equal to such Lender’s Pro Rata Share of such Advance, by payment into the account which the   Administrative Borrower  (if  clause  (x)  of  this  clause  (b)  is  applicable)  or  the Administrative Agent  (if  clause (y) of this clause (b)  is applicable), most recently designated by  it for such purpose by notice to  the Lenders.  If clause  (y) of  this clause  (b)  is applicable,  then upon receipt of all requested  funds,  the  Administrative Agent will make such Advance available to the account(s) of the Co‐Borrower(s) to which  the  proceeds  of  such  Borrowing  should  be  transferred  in  same  day  funds  by  promptly  wiring  the  amounts  so  received,  in  like  funds,  to  an  account  designated  in  the  applicable Notice  of Borrowing.  Notwithstanding the foregoing, in the event that Lenders fund the Advance directly to the Co‐Borrowers  on  the  Closing  Date,  then  unless  Administrative  Borrower  has  notified  the  Administrative  Agent  in  writing (which notification may be by email) by not later than 5:00 p.m. on the Closing Date that it has  not  received  such  funds pursuant  to  the Notice of Borrowing delivered on  the Closing Date  (and  the  funds flow in connection therewith), Administrative Agent shall deem the Advance funded and make the  appropriate recordations in the Register.  (c) The obligation of each Lender to remit its Pro Rata Share of any Advance is several from  that of each other Lender and the  failure of any Lender to so make such amount available  to the Co‐ Borrowers shall not relieve any other Lender of its obligations hereunder.  (d) [Reserved].  (e) Subject  to Section 2.04 and  the other  terms, conditions, provisions and  limitations set  forth  herein,  the  Co‐Borrowers may  borrow,  repay  or  prepay  and  reborrow  Advances  without  any  penalty, fee or premium (except as expressly set forth herein) during the Availability Period.  SECTION 2.03 Evidence of Debt.  (a) If requested by a Lender, the Co‐Borrowers shall deliver to such Lender a duly executed  Revolving Loan Note payable  to such Lender and  its registered assigns  (the “Revolving Loan Note”)  in

  ‐ 37 ‐    NAI‐1515108520v22   substantially the form of Exhibit D. Any Revolving Loan Notes or other evidence of indebtedness issued  under  this  Agreement  need  not  be  presented  or  surrendered  for  any  payment  made  by  the  Administrative  Agent,  and  the  Administrative  Agent  shall  not  have  any  duty  or  responsibility  with  respect thereto.  (b) The  Administrative  Agent  shall maintain,  solely  for  this  purpose  as  the  non‐fiduciary  agent of the Co‐Borrowers, at one of its offices, a copy of each Assignment and Assumption Agreement  delivered  to and accepted by  it and a  register  for  the  recordation of  the names and addresses of  the  Lenders, the Commitments of, and principal amounts of (and stated interest on) the Advances owing to  each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register  shall  be  conclusive  and  binding  for  all  purposes,  absent manifest  error,  and  the  Co‐Borrowers,  the  Administrative Agent and each Lender and other parties hereto shall treat each person whose name  is  recorded  in  the  Register  as  a  Lender  under  this Agreement  for  all  purposes  of  this Agreement.  The  Register shall be available for inspection by the Co‐Borrowers or any Lender at any reasonable time and  from time to time upon reasonable prior written notice.  (c) Each  Lender  that  sells  a  participation  shall,  acting  solely  for  this  purpose  as  a  non‐ fiduciary agent of  the Co‐Borrowers, maintain a  register on which  it enters  the name and address of  each participant and the principal amounts of (and stated interest on) each participant’s interest in the  Advances,  loans  or  other  obligations  under  the  Transaction  Documents  (the  “Participant  Register”);  provided  that  (a) no Lender  shall have any obligation  to disclose all or any portion of  the Participant  Register (including the identity of any participant or any information relating to a participant’s interest in  any Advances,  commitments,  loans or  its other obligations under  any Transaction Document)  to  any  Person  except  to  the  extent  that  such  disclosure  is  necessary  to  establish  that  such  Advances,  commitment,  loan  or  other  obligation  is  in  registered  form  under  Section  5f.103‐1(c)  of  the United  States Treasury Regulations and (b) the Administrative Agent shall have no liability or obligation to make  determinations with  respect  to  the  rights of Participants hereunder or otherwise with  respect  to any  Participant Register. The entries  in  the Participant Register  shall be  conclusive absent manifest error,  and  such  Lender  shall  treat  each  Person whose  name  is  recorded  in  the  Participant  Register  as  the  owner  of  such  participation  for  all  purposes  of  this  Agreement  notwithstanding  any  notice  to  the  contrary.  SECTION 2.04 Repayment; Allocation, Reduction or Termination of Commitments.  (a) The Co‐Borrowers shall, jointly and severally, repay to the Lenders on the Maturity Date  the  aggregate  principal  amount  of  all  outstanding  Advances,  together  with  all  accrued  and  unpaid  interest thereon. The Co‐Borrowers shall also repay the applicable outstanding principal amount of the  Advances to the extent required under Section 2.09(a)(iv).   (b) Except  as  expressly  permitted  or  required  herein,  during  the  Availability  Period  Advances may be prepaid in whole or in part (without a corresponding reduction to the Commitments)  at  the option of  the Administrative Borrower, without premium,  at  any  time by delivering  a written  notice of such prepayment to the Administrative Agent no later than 2:00 p.m., at least two (2) Business  Days prior to such prepayment and each such prepayment must be  in a minimum aggregate principal  amount of $5,000,000  (or  if  less,  the aggregate principal amount of all outstanding Advances).   Such  notice  of  prepayment may  be  revocable  at  the  option  of  the  Co‐Borrowers  provided  that  a written  notice of  revocation  is delivered  to  the Administrative Agent by  the Administrative Borrower at  least  one (1) Business Day prior to the intended prepayment date.

  ‐ 38 ‐    NAI‐1515108520v22   (c) Upon  any prepayment of Advances Outstanding  pursuant  to  Section  2.04(b),  the Co‐ Borrowers shall also pay  in full any accrued and unpaid  interest on such prepaid amount and all costs  and expenses then due and owing hereunder or under any Transaction Document. The Administrative  Agent shall apply amounts received from the Co‐Borrowers pursuant to Section 2.04(b) to the pro rata  payment of all accrued and unpaid  interest with  respect  to  such prepaid Advances and all  costs and  expenses  then  due  and  owing  hereunder  or  under  any  Transaction Document  until  paid  in  full  and  thereafter to prepay the Advances Outstanding.  (d) The Administrative Borrower may at any time after the sixth anniversary of the Closing  Date at  its option (the “Non‐Call Period”) and upon ten (10) Business Days’ prior written notice to the  Administrative Agent, either  (i)  terminate  this Agreement and  the other Transaction Documents upon  payment in full of all Advances Outstanding, all accrued and unpaid interest on the Obligations and costs  and  expenses  of  the  Secured  Parties  and  payment  of  all  other  Obligations  (other  than  contingent  indemnification  obligations  and  other  obligations  that  survive  the  termination  of  this Agreement,  in  each case, not then due and owing) or (ii) permanently reduce in part the Commitments upon payment  in full of all accrued and unpaid interest on such reduced amount (to the extent that the Co‐Borrowers  are prepaying an Advance  in  connection with  such permanent  reduction) and all accrued and unpaid  costs  and expenses of  the  Secured Parties. The Commitment of each  Lender  shall be  reduced by  an  amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder)  of the aggregate amount of any reduction under this Section 2.04(d)(ii). Notwithstanding the foregoing,  prior  to  the  sixth  anniversary  of  the  Closing  Date  (i)  if  the  Initial  Lender  declines  to  consent  to  an  increase in the Maximum Facility Amount on the same terms as applicable to the Advances immediately  prior to such  increase request  in an amount equal to $500,000,000, prior to the end of the Availability  Period and no Market Trigger Event exists and the Advances Outstanding exceed 90% of the Maximum  Facility Amount as of such date (a “Facility Upsize Denial”) or (ii) the Lenders fail to consent to a Change  of Control  (a  “Change of  Control Denial”),  the Co‐Borrowers may  terminate  this Agreement  and  the  other Transaction Documents upon payment in full of all Advances Outstanding, all accrued and unpaid  interest on  the Obligations  and  costs  and  expenses of  the  Secured Parties  and payment of  all other  Obligations  (other  than  contingent  indemnification obligations  and other obligations  that  survive  the  termination of  this Agreement,  in each  case, not  then due and owing).   Each prepayment hereunder  shall be accompanied by the Prepayment Premium.  (e) Any  repayment or prepayment obligation of  the Co‐Borrowers under  this Agreement  shall be joint and several.   SECTION 2.05 Interest and Fees.  (a) Interest: The Co‐Borrowers shall pay interest on the outstanding principal amount of the  Advances  at  a  rate  per  annum  equal  to  LIBOR  for  the  applicable  LIBOR  Period  plus  the  Applicable  Spread; provided that if, on any date from and including the date that is eighteen (18) months after the  Closing  Date  to  the  final  day  of  the  Availability  Period,  the  Advances  Outstanding  is  less  than  the  Minimum Usage, interest shall instead accrue on an amount equal to the Minimum Usage on such day.  For purposes of this definition, Advances requested by the Administrative Borrower but not funded by a  Defaulting Lender shall be deemed funded for purposes of calculating Advances Outstanding. Interest is  payable  in cash on each Payment Date with respect to all  interest accrued during the period from the  prior Determination Date to the following Determination Date for the current Payment Date as and to  the extent provided in Section 2.09; provided that for the period from the Closing Date through the first  Payment Date,  interest  shall  accrue  from  the Closing Date until  the Determination Date  for  the  first

  ‐ 39 ‐    NAI‐1515108520v22   Payment Date. Each Advance  is automatically continued  in whole  to  the next applicable LIBOR Period  upon  the expiration of  the  then  current  LIBOR Period with  respect  thereto.   Except as otherwise  set  forth  herein  or  in  the  Transaction  Documents,  the  Co‐Borrowers  may  apply  any  amounts  held  or  deposited in the Interest Reserve Account with respect to the applicable Co‐Borrower to the payment of  any interest hereunder, including without limitation any interest pursuant to Section 2.05(e).  (b) Non‐Usage Fees. The Co‐Borrowers agrees  to pay  to  the Administrative Agent  for  the  account of each Lender a Non‐Usage Fee for each day on which such respective fees shall be applicable.  The Non‐Usage Fee  shall accrue  from a Determination Date  to  the next Determination Date. All  such  accrued and unpaid fees shall be due and payable on each applicable Payment Date.   (c) Fee Letters. The Co‐Borrowers shall pay the fees set forth in the Fee Letters on the term  and conditions provided therein.  (d) [Reserved].  (e) Default Interest. From and after the written request of the Majority Lenders, while any  Event of Default  exists,  the Co‐Borrowers  shall pay  interest on  the principal  amount of  all Advances  Outstanding hereunder at the Default Rate. The Majority Lenders shall notify the Administrative Agent  of the application of the Default Rate to the principal amount of all Advances Outstanding hereunder,  provided that the application of the Default Rate hereunder shall not be contingent on delivery of such  notice to the Administrative Agent.   (f) Computation of interest and fees.  All computations of interest and all computations of  interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of  days (including the first but excluding the last day) elapsed.  (g) Maximum  Rate. Notwithstanding  anything  herein  to  the  contrary,  if  at  any  time  the  interest  rate  applicable  to  any Advance,  together with  all  fees,  charges  and  other  amounts  that  are  treated  as  interest  on  such  Advance  under  Applicable  Law  (collectively,  “charges”),  exceed  the  maximum  lawful  rate  (the “Maximum Rate”)  that may be contracted  for, charged,  taken,  received or  reserved by  the Lender holding such Advance  in accordance with Applicable Law,  the  rate of  interest  payable  in  respect of  such Advance hereunder,  together with  all  charges payable  in  respect  thereof,  shall be  limited to the Maximum Rate. To the extent  lawful, the  interest and charges that would have  been paid  in  respect of  such Advance but were not paid as a  result of  the operation of  this  Section  2.05(g)  shall  be  cumulated  and  the  interest  and  charges  payable  to  such  Lender  in  respect  of  other  Advance  or  periods  shall  be  increased  (but  not  above  the  amount  collectible  at  the Maximum  Rate  therefor) until such cumulated amount shall have been received by such Lender. Any amount collected  by such Lender that exceeds the maximum amount collectible at the Maximum Rate shall be applied to  the reduction of the principal balance of such Advance or refunded to the Co‐Borrowers so that at no  time  shall  the  interest and charges paid or payable  in  respect of  such Advance exceed  the maximum  amount collectible at the Maximum Rate.  SECTION 2.06 Benchmark Replacement Setting.  (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in  any other Transaction Document, upon the occurrence of a Benchmark Transition Event or an Early Opt‐ in Election, as applicable, the Administrative Agent, the Initial Lender and the Co‐Borrowers may amend  this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to

  ‐ 40 ‐    NAI‐1515108520v22   a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the  Administrative  Agent  has  posted  such  proposed  amendment  to  all  Lenders  and  the  Administrative  Borrower so long as the Administrative Agent has not received, by such time, written notice of objection  to such amendment from Lenders comprising the Majority Lenders. Any such amendment with respect  to  an  Early Opt‐in  Election will  become  effective  on  the  date  that  Lenders  comprising  the Majority  Lenders have delivered  to  the Administrative Agent written notice  that  such Majority Lenders accept  such amendment. No  replacement of  LIBOR with a Benchmark Replacement pursuant  to  this Section  2.06 will occur prior to the applicable Benchmark Transition Start Date.  (b) Benchmark  Replacement  Conforming  Changes.  In  connection  with  the  implementation  of  a Benchmark  Replacement,  the Administrative Agent will  have  the  right  to make  Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the  contrary herein or in any other Transaction Document, any amendments implementing such Benchmark  Replacement Conforming Changes will become effective without any  further action or consent of any  other party to this Agreement.   (c) Notices; Standards for Decisions and Determinations. The Administrative Agent  will promptly notify the Administrative Borrower and the Lenders of (i) any occurrence of a Benchmark  Transition Event or an Early Opt‐in Election, as applicable, and its related Benchmark Replacement Date  and Benchmark Transition Start Date, (ii) the  implementation of any Benchmark Replacement, (iii) the  effectiveness  of  any  Benchmark  Replacement  Conforming  Changes  and  (iv)  the  commencement  or  conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be  made by the Administrative Agent or Lenders pursuant to this Section 2.06, including any determination  with  respect  to  a  tenor,  rate  or  adjustment  or  of  the  occurrence  or  non‐occurrence  of  an  event,  circumstance or date and any decision to take or refrain from taking any action, will be conclusive and  binding absent manifest error and may be made in its or their sole discretion and without consent from  any other party hereto, except, in each case, as expressly required pursuant to this Section 2.06.    (d) Benchmark Unavailability Period. Upon the Administrative Borrower’s receipt of notice  of the commencement of a Benchmark Unavailability Period, the Co‐Borrowers may no  longer request  Advances  and  all  current  outstanding  Advances  shall  continue  at  the  LIBOR  rate  that was  in  effect  immediately prior to such date.  SECTION 2.07 Payments and Computations, Etc.  (a) All amounts  to be paid or deposited by any of  the Co‐Borrowers or  the Account Bank  from  amounts  received  on  the  Portfolio  Assets  on  the  Co‐Borrowers’  behalf,  hereunder  and  in  accordance with this Agreement shall be paid or deposited in accordance with the terms hereof so that  funds are received by the Administrative Agent no later than 1:00 p.m. on the day when due in Dollars in  immediately  available  funds  to  the  account  specified  in writing  by  the  Administrative  Agent  to  the  Account  Bank,  or  such  other  account  as  is  designated  by  the  Administrative  Agent.  All  payments  received by the Administrative Agent after 1:00 p.m. may,  in the Administrative Agent’s discretion, be  deemed received on the next succeeding Business Day and any applicable interest or fee shall continue  to accrue. Any Obligation hereunder shall not be reduced by any distribution of any portion of Available  Collections if at any time such distribution is rescinded or required to be returned by any Secured Party  to the Co‐Borrowers or any other Person for any reason.

  ‐ 41 ‐    NAI‐1515108520v22   (b) On  each  Determination  Date,  immediately  preceding  a  Reporting  Date,  the  Administrative Borrower shall include a statement as to the amount of Excluded Amounts on deposit in  the  Collection  Account  in  the  Servicing  Report  delivered  pursuant  to  Section  8.08(c). Other  than  as  otherwise set forth herein, whenever any payment hereunder shall be stated to be due on a day other  than  a  Business  Day,  such  payment  shall  be made  on  the  next  succeeding  Business  Day  and  such  extension of time shall be reflected in the computation of interest and fees.  (c) To  the extent  that any payment by or on behalf of  the Co‐Borrowers  is made  to  the  Administrative Agent or  any  Lender, or  the Administrative Agent or  any  Lender  exercises  its  right of  setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated,  declared  to be  fraudulent or preferential, set aside or  required  (including pursuant  to any settlement  entered  into by  the Administrative Agent or  such  Lender  in  its discretion)  to be  repaid  to  a  trustee,  receiver or any other party, in connection with any proceeding under any Bankruptcy Law or otherwise,  then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied  shall be revived and continued  in full force and effect as  if such payment had not been made or such  setoff had not occurred and  (ii) each Lender severally agrees to pay to the Administrative Agent upon  demand  its applicable  share  (without duplication) of any amount  so  recovered  from or  repaid by  the  Administrative Agent.  SECTION 2.08 Collections; Payment Date Report.  (a) Each Loan Party, as applicable, shall direct each Obligor for any Portfolio Asset to remit  all Collections with respect to such Portfolio Asset to such Loan Party’s Collection Account.   Subject to  the rights of the Administrative Agent hereunder with respect to funds held or deposited  in such Loan  Party’s  Collection Account,  each  Loan  Party  shall  have  full  control  over  the  use  of,  and  the  right  to  withdraw funds from, such Loan Party’s Collection Account for any permitted use or purpose under  its  Constituent Documents.  (b) Each  Loan  Party  shall  take  commercially  reasonable  steps  to  confirm  that  only  funds  constituting  Collections  relating  to  Portfolio  Assets  are  deposited  into  such  Loan  Party’s  Collection  Account.   (c) Each Loan Party shall, and shall cause  their respective Affiliates and administrators to,  deposit all Collections relating to Portfolio Assets received by such Loan Party, or by their Affiliates on  behalf  of  or  for  the  benefit  of  such  Loan  Party, with  respect  to  the  Collateral  to  such  Loan  Party’s  Collection Account within two (2) Business Days after receipt by the applicable Loan Party and shall, and  shall cause their Affiliates to, hold in trust for the benefit of the Administrative Agent, for the benefit of  the Secured Parties, all such Available Collections until so deposited.   (d) During the occurrence and continuance of a Potential Default or an Event of Default, no  Loan Party shall have any rights of withdrawal with respect to amounts held  in the Collection Account.  After the occurrence and continuance of an Event of Default, the Administrative Agent, at the direction  of  the Majority Lenders, may, but shall not be obligated,  to give payment  instructions  to  the Account  Bank.   Following the occurrence and during the continuance of a Market Trigger Event, no Loan Party  shall withdraw any amounts held  in the Collection Account without the approval of the Administrative  Agent (acting at the direction of the Majority Lenders).

  ‐ 42 ‐    NAI‐1515108520v22   (e) No later than the applicable Determination Date, Administrative Borrower shall provide  the applicable Payment Date Report to the Servicer and the Administrative Agent. No later than two (2)  Business Days after the Servicer’s and the Administrative Agent’s receipt of such Payment Date Report,  the Servicer shall notify the Administrative Borrower  (with a copy to the Administrative Agent) of any  errors  or  omissions  set  forth  therein  and  the  Servicer  and  the  Administrative  Borrower  shall  use  commercially  reasonable  efforts  to  reconcile  any  differences  in  such  report;  provided  if  no  such  reconciliation can be reached, the Payment Date Report approved by the Servicer shall be deemed final,  absent manifest error.    SECTION 2.09 Remittance  Procedures. On  each  Payment Date,  the Administrative  Borrower  may instruct the Account Bank to apply funds on deposit in the Collection Account as described  in this  Section  2.09  and  in  accordance with  the  Payment Date  Report  or may  otherwise wire  funds  to  the  Administrative Agent from any other account, such funds to be received by the Administrative Agent no  later  than 1:00 p.m. on each Payment Date; provided  that,  at  any  time  after delivery of  a Notice of  Exclusive Control pursuant to the terms of the Account Control Agreement, the Administrative Agent, if  directed, in writing, by the Majority Lenders, shall instruct the Account Bank to apply funds on deposit in  the Collection Account as described in this Section 2.09.  (a) Collections.  All  payments  so  received  by  the  Administrative  Agent  pursuant  to  this  Section 2.09(a) will be distributed in accordance with the following waterfall:  (i) first, (A) to the Administrative Agent for the payment in full of all accrued fees,  expenses,  losses  and  indemnities due  and payable  to  the Administrative Agent hereunder or  under any other Transaction Document and under  the Agent  Fee  Letter, and  then  (B)  to  the  Servicer  and  the  Account  Bank  for  the  payment  in  full  of  all  accrued  fees,  expenses  and  indemnities  due  and  payable  to  the  Servicer  and  Account  Bank,  respectively,  hereunder  or  under any other Transaction Document and under the Fee Letters;  (ii) second, to the Administrative Agent for distribution to each Lender, to pay such  Lender’s  Pro  Rata  Share  of  accrued  and  unpaid  interest  owing  to  such  Lender  under  this  Agreement;  (iii) third, to the extent amounts on deposit in the Interest Reserve Account are less  than the Interest Reserve Amount, an amount equal to such shortfall;   (iv) fourth,  to  the  extent  a Market  Trigger  Event  has  occurred,  or  would  result  therefrom,  then  to  the  Administrative  Agent  for  distribution  to  each  Lender,  to  repay  such  Lender’s Pro Rata Share of the Advances Outstanding until the delivery of an LTV Certificate by  the Administrative Borrower  to  the Servicer, demonstrating  that  the Market Trigger Event no  longer exists or, notwithstanding the occurrence of such Market Trigger Event, the LTV is not in  excess of the applicable Maximum LTV Percentage; and  (v) fifth, only to the extent no Market Trigger Event has occurred, or would result  therefrom, then to the Loan Parties.  (b) Application of Proceeds After an Event of Default. Notwithstanding anything herein to  the contrary, upon the occurrence and during the continuance of an Event of Default, with respect to  any  proceeds  received  by  the  Administrative  Agent  in  connection  with  the  exercise  of  remedies  hereunder  or  any  other  Transaction  Document,  the  Administrative  Agent,  at  the  direction  of  the

  ‐ 43 ‐    NAI‐1515108520v22   Servicer, for the benefit of the Majority Lenders, shall instruct the Account Bank to transfer all proceeds  of Collateral in accordance with the following order and priority:  (i) first (A) to the Administrative Agent for the payment  in full of all accrued fees,  expenses,  losses  and  indemnities due  and payable  to  the Administrative Agent hereunder or  under any other Transaction Document and under  the Agent  Fee  Letter, and  then  (B)  to  the  Servicer  and  the  Account  Bank  for  the  payment  in  full  of  all  accrued  fees,  expenses  and  indemnities  due  and  payable  to  the  Servicer  and  Account  Bank,  respectively,  hereunder  or  under any other Transaction Document and under the Fee Letters;  (ii) second, to the Administrative Agent for distribution to each Lender, to pay such  Lender’s  Pro  Rata  Share  of  accrued  and  unpaid  interest  owing  to  such  Lender  under  this  Agreement;  (iii) third, to the extent amounts on deposit in the Interest Reserve Account are less  than the Interest Reserve Amount, an amount equal to such shortfall;  (iv) fourth,  to  the  extent  a Market  Trigger  Event  has  occurred,  or  would  result  therefrom,  then  to  the  Administrative  Agent  for  distribution  to  each  Lender,  to  repay  such  Lender’s Pro Rata Share of the Advances Outstanding until the delivery of an LTV Certificate by  the Administrative Borrower  to  the Servicer, demonstrating  that  the Market Trigger Event no  longer exists or, notwithstanding the occurrence of such Market Trigger Event, the LTV is not in  excess of the applicable Maximum LTV Percentage; and  (v) fifth, only to the extent no Market Trigger Event has occurred, or would result  therefrom, then to the Loan Parties.   (c) Insufficiency of Funds. If the funds on deposit in the Collection Account are  insufficient  to  pay  any  amounts  otherwise  due  and  payable  under  this  Agreement  or  any  other  Transaction  Document on a Payment Date or otherwise, the Co‐Borrowers shall nevertheless remain responsible for,  and  shall  pay  when  due,  all  amounts  payable  under  this  Agreement  and  the  other  Transaction  Documents  in  accordance with  the  terms  of  this  Agreement  and  the  other  Transaction Documents,  together  with  interest  accrued  as  set  forth  in  Section 2.05(a)  from  the  date  when  due  until  paid  hereunder; provided that if any such insufficiency of funds occurs during the Availability Period and the  conditions to funding as set forth herein are satisfied, the Administrative Borrower may instead request  that such amounts be funded by the making of an Advance hereunder.   (d) Instructions  to  the Account Bank. All  instructions and directions given  to  the Account  Bank by  the Administrative Agent, at  the direction of  the Majority  Lenders, pursuant  to  Section 2.09  shall be in writing (including instructions and directions transmitted to the Account Bank by facsimile or  e‐mail)  or  pursuant  to  an  electronic  transmission  system  acceptable  to  the  Account  Bank.  The  Administrative Agent shall transmit to the Servicer and the Administrative Borrower by facsimile or e‐ mail a  copy of all  instructions and directions given  to  the Account Bank by  the Administrative Agent  pursuant to Section 2.09 concurrently with the delivery thereof.  (e) No Presentment. Payment by  the Administrative Agent  to  the  Lenders  in  accordance  with the terms hereof shall not require presentment of any Revolving Loan Note.  SECTION 2.10 Grant of a Security Interest.

  ‐ 44 ‐    NAI‐1515108520v22   (a) To  secure  the  prompt  and  complete  payment  in  full when  due, whether  by  lapse  of  time, acceleration or otherwise, of the Obligations and the performance by the Co‐Borrowers of all of  the covenants and obligations to be performed pursuant to this Agreement and each other Transaction  Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or  contingent,  each  Co‐Borrower  hereby  grants  a  security  interest  to  the Administrative Agent,  for  the  benefit of the Secured Parties, in all of such Co‐Borrower’s right, title and interest in, to and under (but  none of the obligations under) the following, whether now owned or hereinafter acquired (the following  collectively, to the extent not constituting Excluded Assets, the “US Collateral”): (i) all accounts, money,  cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, intellectual property,  goods, equipment, fixtures, contract rights, general intangibles, documents, instruments, certificates of  deposit,  certificated  securities,  uncertificated  securities,  financial  assets,  securities  entitlements,  commercial tort claims, securities accounts, deposit accounts, inventory, investment property (including  without  limitation  each General  Partnership  Investment),  letter‐of‐credit  rights,  software,  supporting  obligations, accessions or other property consisting of Portfolio Assets and Collections (but excluding the  obligations thereunder); (ii) all Records; (iii) all Proceeds of the foregoing; (iv) the Collection Account and  the Interest Reserve Accounts; and (v) all proceeds and products of the foregoing.  (b) To  secure  the  prompt  and  complete  payment  in  full when  due, whether  by  lapse  of  time, acceleration or otherwise, of the Obligations and the performance by the Co‐Borrowers of all of  the covenants and obligations to be performed pursuant to this Agreement and each other Transaction  Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or  contingent, Holdings  and  Kudu,  as  applicable,  hereby  grant  a  security  interest  to  the Administrative  Agent, for the benefit of the Secured Parties, in all of Holdings’ and Kudu’s, as applicable, right, title and  interest in and to, whether now owned or hereinafter acquired (the following collectively, to the extent  not constituting Excluded Assets, the “US Pledged Equity”): (A)  (i) all  investment property and general  intangibles consisting of the ownership, equity or other similar  interests of Holdings  in Kudu,  including  Kudu’s  limited  liability  company membership  interests;  (ii)  all  certificates,  instruments, writings  and  securities evidencing the foregoing; (iii) the operating agreement and other organizational documents of  Kudu and all options or other rights to acquire any membership or other interests under such operating  agreement  or  other  organizational  documents;  (iv)  all  dividends,  distributions,  capital,  profits  and  surplus and other property or proceeds from time to time received, receivable or otherwise distributed  in  respect of or  in exchange  for any or all of  the  foregoing;  (v) all books,  records and other written,  electronic or other documentation in whatever form maintained now or hereafter by or for Holdings in  connection with, and relating to, the ownership of, or evidencing or containing information relating to,  the foregoing; and (vi) all proceeds, supporting obligations and products of any of the foregoing, and (B)  (i) all  investment property and general  intangibles consisting of the ownership, equity or other similar  interests of Kudu  in Kudu US,  including Kudu’s  limited  liability  company membership  interests;  (ii) all  certificates, instruments, writings and securities evidencing the foregoing; (iii) the operating agreement  and  other  organizational  documents  of  Kudu  US  and  all  options  or  other  rights  to  acquire  any  membership or other interests under such operating agreement or other organizational documents; (iv)  all dividends, distributions, capital, profits and surplus and other property or proceeds from time to time  received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;  (v) all books, records and other written, electronic or other documentation in whatever form maintained  now or hereafter by or for Kudu in connection with, and relating to, the ownership of, or evidencing or  containing  information  relating  to,  the  foregoing;  and  (vi)  all  proceeds,  supporting  obligations  and  products of any of the foregoing.

  ‐ 45 ‐    NAI‐1515108520v22   (c) Notwithstanding  the  foregoing,  the  terms  “Collateral”,  “Collateral  Portfolio”  and  “Pledged Equity” shall exclude, and in no event shall any Lien attach to any right, title or interest of the  Loan Parties or Holdings in, to or under (the following, collectively, the “Excluded Assets”): (i) any lease,  license or other agreement and the property subject thereto,  in each case acquired or entered  into by  Holdings  or  by  the  Loan  Parties  after  the  Closing  Date  and  not  part  of  the  Borrowing  Base, which  requires  the consent, approval,  license or authorization of any Person  (other  than  the Loan Parties or  Holdings  or  their  respective  Affiliates)  as  a  condition  to  a  grant  of  a  security  interest  therein  as  contemplated herein, unless such consent, approval, license or authorization has been obtained or such  required  consent,  approval,  license  or  authorization  is  rendered  ineffective  or  otherwise  overridden  after  giving  effect  to  the  applicable  anti‐assignment provisions of  the Code or other Applicable  Law,  other  than proceeds and  receivables  thereof,  the assignment of which  is expressly deemed effective  under Applicable Law notwithstanding such prohibition; (ii) any lease, license or other agreement or any  property subject to a purchase money security interest, Capital Lease Obligations or similar arrangement  to the extent that a grant of a security interest therein would violate or invalidate such lease, license or  agreement, purchase money, capital lease or similar arrangement or create a termination right in favor  of any other party thereto (other than the Loan Parties or Holdings) after giving effect to the applicable  anti‐assignment provisions of  the Bankruptcy Code or other Applicable Law, other  than proceeds and  receivables  thereof,  the  assignment  of  which  is  expressly  deemed  effective  under  Applicable  Law  notwithstanding  such prohibition;  (iii)  after  the Closing Date,  to  the  extent  a pledge of,  and  security  interest  in,  such  asset  is  prohibited  by  law  or  prohibited  by  agreements  containing  anti‐assignment  clauses not overridden by the Bankruptcy Code or other Applicable Law (so long as such anti‐assignment  clauses existed at  the  time such asset was acquired by  the Loan Parties and was not  implemented  in  contemplation of prohibiting a pledge hereunder); and (iv) any Excluded Amounts.   (d) Anything herein to the contrary notwithstanding, (i) the Loan Parties shall remain liable  under  the Collateral Portfolio and  the Collateral  to  the extent set  forth  therein  to perform all of  their  duties  and  obligations  thereunder  to  the  same  extent  as  if  this Agreement  had  not  been  executed,  (ii) the exercise by the Administrative Agent, for the benefit of the Secured Parties, of any of its rights in  the Collateral or  the Pledged Equity does not  release  the  Loan Parties or Holdings  from any of  their  duties or obligations under  the Collateral or with  respect  to  the Pledged  Equity  and  (iii) none of  the  Administrative Agent,  any  Lender  nor  any  other  Secured  Party  shall  have  any  obligations  or  liability  under  the  Collateral  Portfolio  and  the  Collateral  by  reason  of  this  Agreement,  nor  shall  the  Administrative  Agent,  any  Lender  nor  any  other  Secured  Party  be  obligated  to  perform  any  of  the  obligations or duties of the Loan Parties thereunder or to take any action to collect or enforce any claim  for payment assigned hereunder.  (e) [Reserved].  (f) Each  Co‐Borrower  hereby  collaterally  assigns  to  the  Administrative  Agent,  for  the  benefit of the Secured Parties, all of such Co‐Borrower’s right and title to, and interest in, to and under  (but not any obligations under) each Equity  Investment Agreement related to each Portfolio Asset, all  other agreements, documents and  instruments evidencing, securing or guarantying any Portfolio Asset  and  all  other  agreements,  documents  and  instruments  related  to  any  of  the  foregoing.  Each  Co‐ Borrower confirms  that, upon  the occurrence and during  the continuance of an Event of Default and  until the Facility Termination Date, the Administrative Agent (at the direction of the Servicer) on behalf  of  the  Secured  Parties  shall  have  the  right  to  enforce  and/or  assume  such  Co‐Borrower's  rights  and  remedies under each Equity Investment Agreement.

  ‐ 46 ‐    NAI‐1515108520v22   (g) In addition to the property which the Administrative Agent holds for the benefit of the  Secured Parties under Section 2.10(a), Section 2.10(b) and Section 2.10(f), the Administrative Agent will,  upon entry  into  the Australian Pledge Agreement, hold  the  rights arising under  the Australian Pledge  Agreement for the benefit of the Secured Parties.  (h) To the extent the law permits:  (i) for the purposes of sections 115(1) and 115(7) of the Australian PPSA:  (A) the Secured Parties need not comply with sections 95, 118, 121(4), 125,  130, 132(3)(d) or 132(4) of the Australian PPSA; and  (B) sections 142 and 143 of the Australian PPSA are excluded;  (ii) for  the purposes of section 115(7) of  the Australian PPSA,  the Secured Parties  need not comply with sections 132 and 137(3) of the Australian PPSA;  (iii) if the PPSA is amended after the date of this document to permit the Parties to  agree to not comply with or to exclude other provisions of the PPSA, the Administrative Agent  may notify the Loan Parties that any of these provisions is excluded, or that the Secured Parties  need  not  comply  with  any  of  these  provisions,  as  notified  to  the  Loan  Parties  by  the  Administrative Agent; and  (iv) each  Loan  Party  agrees  not  to  exercise  its  rights  to make  any  request of  the  Secured  Parties under  section 275 of  the Australian  PPSA,  to  authorize  the disclosure of  any  information under that section or to waive any duty of confidence that would otherwise permit  non‐disclosure under that section.  (i) To the extent the law permits, each Loan Party waives:  (i) its  rights  to  receive  any  notice  that  is  required  by  any  provision  of  the  Australian PPSA (including a notice of a verification statement); and   (ii) any time period that must otherwise  lapse under the Australian PPSA before a  Secured Party or receiver exercises a right, power or remedy.  If the law which requires a period of notice or a lapse of time cannot be excluded, but  the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one  day or the minimum period the law allows to be agreed (whichever is the longer). However, nothing in  this clause prohibits a Secured Party or any receiver from giving a notice under the Australian PPSA or  any other law.  (j) For the purposes of section 153 of the Australian PPSA, each Secured Party appoints the  Administrative Agent and each  Loan Party as  its nominee, and authorizes each of  them  to act on  its  behalf,  in connection with a registration under  the Australian PPSA of any security  interest  in  favor of  the Loan Party which is (a) evidenced or created by chattel paper or arising under contract; (b) perfected  by registration under the Australian PPSA; and (c) transferred to a Secured Party under this document.  This authority ceases when the registration is transferred to the Secured Party.

  ‐ 47 ‐    NAI‐1515108520v22   SECTION 2.11 Sale of Portfolio Assets.  (a) Sales. The Loan Parties may sell or otherwise Transfer or dispose of their interest in any  Portfolio Asset (a “Sale”) so long as (i) with respect to the Sale of any Eligible Portfolio Asset (a) as of the  date  of  such  Sale  and  immediately  after  giving  effect  to  any  such  Sale,  (x)  the  aggregate  Advances  Outstanding shall not exceed the Maximum Availability as of such date, (y) no Market Trigger Event shall  be continuing or will result from such Sale; and (z) no Event of Default shall be continuing or will result  from such Sale, (b) with respect to the sale of Eligible Portfolio Assets, (x) the sale price  is equal to or  greater than 80% of the most recent third party valuation delivered to the Administrative Agent prior to  such Sale; provided  that  if more  than one Eligible Portfolio Asset  is  sold  in  the  same  transaction,  the  calculation of  such 80%  test will use  the  aggregate  third party  valuation of  all  such  Eligible Portfolio  Assets  included  in  such  Sale  or  (y)  the  Servicer  shall  have  consented  to  such  Sale  price,  provided,  however, that, the foregoing clauses (a) and (b) shall not apply if such Sale results from the occurrence  of  a  “Sale  Redemption  Event”  (or  such  term  of  similar meaning  as may  be  used  in  the  Constituent  Documents  relating  to  such  Eligible Portfolio Asset)  and  (ii) with  respect  to  the  Sale of  any Portfolio  Asset, (a) the net cash proceeds from such Sale, if any, are deposited into the Collection Account, and (b)  the Administrative Borrower shall deliver to the Servicer a list of all Portfolio Assets to be subject to such  Sale.   (b) Release of Lien. Upon confirmation by  the Administrative Agent of  the deposit of any  amounts required by Section 2.11(a)  in cash  into a Collection Account and the fulfillment of the other  terms and conditions set forth in this Section 2.11 for a Sale (such date of fulfillment, a “Release Date”),  the Portfolio Assets subject to such Sale shall no longer be Collateral and the Administrative Agent, for  the benefit of  the Secured Parties, shall automatically and without  further action be deemed  to have  released  all  right,  title  and  interest  and  any  Lien of  the Administrative Agent,  for  the benefit of  the  Secured Parties in, to and under such Portfolio Asset and related Portfolio Assets and all future monies  due or to become due with respect thereto, without recourse, representation or warranty of any kind or  nature.  (c) Conditions  to Sales. Any Sale of an Eligible Portfolio Asset by a Loan Party   shall at all  times be subject to the satisfaction of the following conditions unless otherwise waived by the Servicer:  (i) the Administrative Borrower shall deliver a  list of all Portfolio Assets to be the  subject of such Sale in accordance with Section 5.01(z)(iii)(C);  (ii) as of the date of such Sale and immediately after giving effect to any such Sale,  (w) the aggregate Advances Outstanding shall not exceed the Maximum Availability as of such  date, (x) no Market Trigger Event has occurred and is continuing or would result therefrom; and  (y) neither a Potential Default nor an Event of Default shall be continuing or have resulted from  such Sale; and  (iii) the  Administrative  Borrower  shall  notify  the  Servicer  of  any  amount  to  be  deposited  into  the Collection Account  in connection with any Sale  in accordance with Section  5.01(aa).  (d) Treatment of Amounts Deposited in the Collection Account. Amounts deposited by the  Co‐Borrowers  in  the Collection Account pursuant  to  this  Section 2.11  shall be  applied  as provided  in  Section 2.09(a).

  ‐ 48 ‐    NAI‐1515108520v22   SECTION 2.12 Increased Costs.  (a) If any Change in Law shall:  (i) impose, modify  or  deem  applicable  any  reserve,  special  deposit,  compulsory  loan, insurance charge or similar requirement against assets of, deposits with or for the account  of, or credit extended or participated in by, any Lender;  (ii) impose material regulatory or agency changes that materially affect the cost or  expense (other than taxes) affecting this Agreement;  (iii) subject  any  Lender  to  any  Taxes  (other  than  (A) Indemnified  Taxes  and  (B) Excluded Taxes) on its Advances, Commitments or other obligations, or its deposits, reserves,  other liabilities or capital attributable thereto; or  (iv) impose on any Lender or the London interbank market any other condition, cost  or expense (other than Taxes) affecting this Agreement or Advances made by such Lender;  and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing  or maintaining any Advance or of maintaining its obligation to make any such Advance or to reduce the  amount of any sum received or receivable by such Lender hereunder (whether of principal,  interest or  any other amount) then, upon request of such Lender, the Co‐Borrowers will pay to such Lender such  additional  amount or  amounts  as will  compensate  such  Lender  for  such  additional  costs  incurred or  reduction suffered.  (b) If any Lender determines that any Change  in Law affecting such Lender or any  lending  office  of  such  Lender  or  such  Lender’s  holding  company,  if  any,  regarding  capital  or  liquidity  requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on  the  capital  of  such  Lender’s  holding  company,  if  any,  as  a  consequence  of  this  Agreement,  the  Commitments of such Lender or the Advances made by such Lender to a  level below  that which such  Lender or such Lender’s holding company could have achieved but for such Change  in Law (taking  into  consideration such Lender’s policies and the policies of such Lender’s holding company with respect to  capital  adequacy),  then  from  time  to  time  the Co‐Borrowers will pay  to  such  Lender  such  additional  amount or amounts as will  compensate  such  Lender or  such  Lender’s holding  company  for any  such  reduction suffered.  (c) A certificate of a Lender setting forth in reasonable detail the basis for such demand, the  amount or amounts necessary to compensate such Lender or its holding company, as the case may be,  as  specified  in  Section 2.12(a) or  (b)  and  the  computations made by  such  Lender  to determine  such  amount shall be delivered to the Administrative Borrower and shall be conclusive absent manifest error.  The Co‐Borrowers shall pay such Lender the amount shown as due on any such certificate on the next  Payment Date that is not less than ten (10) days after receipt thereof. Any such amount payable by the  Co‐Borrowers shall not be duplicative of any amounts (i) previously paid under this Section 2.12 or (ii)  included in the calculation of LIBOR.  (d) Failure or delay on  the part of any  Lender  to demand  compensation pursuant  to  this  Section 2.12  shall  not  constitute  a  waiver  of  such  Lender’s  right  to  demand  such  compensation;  provided  that  the  Co‐Borrowers  shall  not  be  required  to  compensate  a  Lender  pursuant  to  this  Section 2.12 for any increased costs incurred or reductions suffered more than nine (9) months prior to

  ‐ 49 ‐    NAI‐1515108520v22   the date that such Lender notifies the Administrative Borrower of the Change in Law giving rise to such  increased costs or  reductions, and of  such Lender’s  intention  to claim compensation  therefor  (except  that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine‐ month period referred to above shall be extended to include the period of retroactive effect thereof).  (e) If  any  Lender  requests  additional  amounts  pursuant  to  this  Section  2.12,  the  Co‐ Borrowers  shall  have  the  option  to  terminate  this  Agreement  and  the  Commitments  hereunder  by  written notice to the Administrative Agent and prepay the Advances, any accrued interest thereon and  all  costs,  accrued  and  unpaid  Non‐Usage  Fees  and  all  other  fees  and  amounts  payable  by  the  Co‐ Borrowers under the Transaction Documents (which, for the avoidance of doubt, shall not  include any  penalty,  premium,  make‐whole  or  similar  payment  due  to  the  termination  of  the  Agreement  and  Commitments) no later than the fifth (5th) Business Day next following the giving of such notice.  SECTION 2.13 Taxes.  (a) All payments made by or on account of any obligation of the Loan Parties or Holdings  under  this Agreement or any other Transaction Document  (including by  the Administrative Agent on  behalf  of  the  Loan  Parties  or  Holdings)  will  be  made  free  and  clear  of  and  without  deduction  or  withholding  for or on account of any Taxes, except as  required by Applicable Law.  If any  Indemnified  Taxes are required by Applicable Law (as determined in good faith by the applicable withholding agent)  to be withheld from any such payments, then the amount payable by the Loan Parties or Holdings will  be  increased  (the amount of such  increase,  the “Additional Amount”) as necessary so  that after such  deduction  or withholding  has  been made  (including  such  deductions  and withholdings  applicable  to  additional sums payable under this Section 2.12) the applicable Recipient receives an amount that is not  less than the amount that it would have received had no such deduction or withholding been made. Any  amounts deducted or withheld  pursuant  to  this  Section 2.13(a) will be  timely paid by  the  applicable  withholding  agent  to  the  applicable Governmental Authority  in  accordance with Applicable  Law.  The  Loan Parties, Holdings and the Administrative Agent may be a withholding agent.  (b) The Loan Parties and Holdings will  indemnify each Recipient  for  (i) the  full amount of  Indemnified Taxes payable or paid by such Person in respect of, or required to be deducted or withheld  from, payments made by or on behalf of the Loan Parties or Holdings hereunder, including Indemnified  Taxes imposed or assessed on or attributable to Additional Amounts and other amounts payable under  this Section 2.13 and any  costs and expenses arising therefrom or with respect thereto, whether or not  such Taxes were  correctly or  legally  imposed or  asserted by  the  relevant Governmental Authority. A  certificate as to the amount of such payment or  liability delivered to the Administrative Borrower by a  Recipient  (with  a  copy  to  the  Administrative  Agent),  or  by  the  Administrative  Agent  on  behalf  of  a  Recipient, shall be conclusive absent manifest error. All payments in respect of this indemnification shall  be made within ten (10) days from the date a written invoice therefor is delivered to the Administrative  Borrower, with a copy to the Servicer.  (c) Each  Lender  will  indemnify  the  Administrative  Agent  for  (i)  the  full  amount  of  Indemnified Taxes attributable to such Lender (but only to the extent that the Loan Parties or Holdings  have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting  or expanding any obligation of the applicable Loan Party or Holdings to do so), (ii) any Taxes attributable  to such Lender’s failure to comply with the provisions of Section 2.03 relating to the maintenance of a  Participant  Register  and  (iii)  any  Excluded  Taxes  attributable  to  such  Lender,  in  each  case,  that  are  payable or paid by  the Administrative Agent  in  connection with  any  Transaction Document,  and  any

  ‐ 50 ‐    NAI‐1515108520v22   costs and expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly  or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of  such payment or liability delivered to the Lender by the Administrative Agent shall be conclusive absent  manifest error.  (d) Following any payment by any Loan Party or Holdings to the applicable Governmental  Authority of any Taxes pursuant  to  this Section 2.13 and Section 11.07(b), Administrative Borrower or  the Servicer, as applicable, will furnish to the Administrative Agent at the applicable address set forth on  this Agreement,  the  original  or  a  certified  copy  of  a  receipt  issued  by  such Governmental Authority  evidencing  such payment  (to  the  extent  received by  the  Servicer or  the Administrative Borrower,  as  applicable), a copy of the return reporting such payment or other evidence of such payment reasonably  satisfactory  to  the  Administrative  Agent  (acting  at  the  direction  of  the  Majority  Lenders).  For  the  avoidance  of  doubt,  in  no  case  or  circumstance  is  the Administrative  Agent  liable  to  pay  any  Taxes  pursuant  to  this Agreement,  and  if  it  pays  any  such  amounts,  it will  solely  be  on  behalf  of  the  Co‐ Borrowers, from the Collection Account to the extent amounts are available therein.  (e) Each Lender (including any assignee thereof) that is not a “United States person” within  the meaning of  Section 7701(a)(30) of  the Code  (a  “Non‐U.S.  Lender”)  shall deliver  to Administrative  Borrower and the Administrative Agent two properly completed and duly executed copies of whichever  (if any) of the following  is applicable for claiming complete exemption from, or a reduced rate of, U.S.  federal withholding  tax on any payment by or on behalf of  the Co‐Borrowers under  this Agreement:  (i) U.S. Internal Revenue Service Form W‐8BEN or W‐8BEN‐E (claiming the benefits of an applicable tax  treaty), W‐8IMY, W‐8EXP or W‐8ECI or (ii) in the case of a Non‐U.S. Lender claiming exemption from U.S.  federal  withholding  tax  under  Section 871(h)  or  881(c)  of  the  Code  with  respect  to  payments  of  “portfolio  interest” a statement substantially  in the  form of Exhibit E to the effect  that such Lender  is  eligible for a complete exemption from withholding of U.S. taxes under Section 871(h) or 881(c) of the  Code  (a  “Tax  Compliance  Certificate”)  and  a  Form W‐8BEN  or W‐8BEN‐E,  in  each  case  (A) with  any  required  attachments  (including,  with  respect  to  any  Lender  that  provides  a  U.S.  Internal  Revenue  Service Form W‐8IMY, any of the  forms or other documentation described  in clauses (i) and  (ii) above  for  any of  the direct or  indirect owners of  such  Lender)  and  (B) any  subsequent  versions  thereof or  successors  thereto.  In  addition,  each  Lender  (including  any  assignee  thereof)  that  is  not  a Non‐U.S.  Lender  shall deliver  to  the Administrative Borrower  and  the Administrative Agent  two  copies of U.S.  Internal  Revenue  Service  Form W‐9,  properly  completed  and  duly  executed  and  claiming  complete  exemption, or shall otherwise establish an exemption, from U.S. backup withholding. Such forms shall  be delivered by each Lender on or about the date it becomes a party to this Agreement and from time  to time thereafter as reasonably requested by Administrative Borrower or the Administrative Agent. In  addition, each Lender agrees that if any form or certification it previously delivered expires or becomes  obsolete or  inaccurate  in any respect,  it shall update such form or certification or promptly notify the  Administrative  Borrower  and  the  Administrative  Agent  in  writing  of  its  legal  inability  to  do  so.  Notwithstanding any other provision of  this paragraph, a  Lender  shall not be  required  to deliver any  form pursuant to this paragraph that such Lender is not legally able to deliver. For the purposes of this  Section 2.13(e), “Lender” shall include any other recipients of payments on the Collateral as directed by  any Lender to the Administrative Agent.  (f) A Lender that is entitled to an exemption from or reduction of withholding tax under the  law of the jurisdiction in which the Co‐Borrowers are located, or any treaty to which such jurisdiction is a  party, with respect to payments under this Agreement shall deliver to the Administrative Borrower and  the Administrative Agent, at the time or times prescribed by Applicable Law or reasonably requested by

  ‐ 51 ‐    NAI‐1515108520v22   the  Administrative  Borrower  or  the  Administrative  Agent,  such  properly  completed  and  executed  documentation or  information prescribed by Applicable Law as will permit such payments to be made  without withholding or  at  a  reduced  rate  (or otherwise permit  the Administrative Borrower  and  the  Administrative Agent  to  determine  the  applicable  rate  of withholding);  provided  that  such  Lender  is  legally entitled to complete, execute and deliver such documentation and  in such Lender’s reasonable  judgment  such  completion,  execution  or  submission would  not  subject  such  Lender  to  any material  unreimbursed  cost or expense or would not materially prejudice  the  legal or  commercial position of  such Lender. If a payment made to a Lender under any Transaction Document would be subject to U.S.  federal withholding Tax  imposed by FATCA  if  such  Lender were  to  fail  to  comply with  the applicable  reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code,  as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent at  the  time  or  times  prescribed  by  law  and  at  such  time  or  times  reasonably  requested  by  the  Administrative Borrower or Administrative Agent  such documentation prescribed by  law  (including as  prescribed  by  Section 1471(b)(3)(C)(i)  of  the  Code)  and  such  additional  documentation  reasonably  requested  by  the  Administrative  Borrower  or  Administrative  Agent  as  may  be  necessary  for  the  Administrative Borrower and Administrative Agent to comply with their obligations under FATCA and to  determine that such Lender has complied with such Lender’s obligations under FATCA or to determine  the  amount,  if  any,  to  deduct  and  withhold  from  such  payment.  Solely  for  purposes  of  this  Section 2.13(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.  (g) If  any  Lender  determines,  in  its  sole  discretion,  exercised  in  good  faith,  that  it  has  received a refund of any Taxes for which it was indemnified by the Co‐Borrowers or the Administrative  Agent, pursuant  to  this Section 2.13 or with  respect  to which  the Co‐Borrowers or  the Administrative  Agent has paid additional amounts pursuant to this Section 2.13, it shall pay to the Co‐Borrowers or the  Administrative  Agent,  as  applicable,  an  amount  equal  to  such  refund  (but  only  to  the  extent  of  indemnity  payments made,  or  Additional  Amounts  paid,  by  the  Co‐Borrowers  or  the  Administrative  Agent, as applicable, under this Section 2.13 with respect to the Taxes or Additional Amounts giving rise  to such refund), net of all  costs and expenses (including additional Taxes, if any) of such Lender, as the  case may be, incurred in obtaining such refund, and without interest (other than any interest paid by the  relevant Governmental Authority with respect to such refund). The Co‐Borrowers, upon the request of  such Lender, shall repay to such Lender the amount paid over pursuant to this Section 2.13(g) (plus any  penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that  such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything  to the contrary in this Section 2.13(g), in no event will the Lender be required to pay any amount to the  Co‐Borrowers pursuant  to  this Section 2.13(g)  the payment of which would place  the Lender  in a  less  favorable  net  after‐Tax  position  than  the  Lender  would  have  been  in  if  the  Tax  subject  to  indemnification and giving rise to such refund had not been deducted, withheld or otherwise  imposed  and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This paragraph shall not be construed  to require any Lender  to make available  its Tax returns  (or any  other  information  relating  to  its  Taxes  that  it deems  confidential)  to  the Co‐Borrowers or  any other  Person.  (h) Without prejudice to the survival of any other agreement of the parties hereunder, the  agreements and obligations of the parties contained in this Section 2.13 shall survive the resignation or  replacement of the Administrative Agent, any assignment of rights by or replacement of any Lender, the  termination  of  Commitments,  the  repayment,  satisfaction  or  discharge  of  all  obligations  under  any  Transaction Document or termination of this Agreement.

  ‐ 52 ‐    NAI‐1515108520v22   SECTION 2.14 Increase in Maximum Facility Amount.   (a) Prior  to  September  22,  2022,  and  subject  to  compliance  with  the  terms  of  this  Section 2.14,  the Administrative Borrower may no more  than  two  (2)  times, upon  three  (3) Business  Days’ written  notice  to  the  Administrative  Agent  and  the  Initial  Lender  (“Facility  Increase  Notice”),  increase the Maximum Facility Amount to up to $350,000,000. Any such increase shall be in the amount  of up to $25,000,000 (each such increase, a “Facility Increase”). Any Facility Increase may be provided by  any Lender or any Eligible Assignee  (each  such Lender, an “Incremental Lender”); provided  that each  Incremental  Lender which was not  a  Lender  immediately prior  to  the  consummation of  such  Facility  Increase  shall be  subject  to  the  consent  (in  each  case, not  to  be unreasonably withheld, delayed or  conditioned) of the Administrative Agent and the Initial Lender.  Notwithstanding anything herein to the  contrary,  no  Lender  shall  have  any  obligation  to  agree  to  increase  its  Commitment  pursuant  to  this  Section 2.14 and any election to do so shall be in the sole discretion of such Lender.   (b) The following are conditions precedent to such increase:  (i) each Co‐Borrower shall deliver to Administrative Agent and the Initial Lender, if  necessary, resolutions adopted by such Co‐Borrower approving or consenting to such increase,  certified by a Responsible Person of such Co‐Borrower that such resolutions are true and correct  copies thereof and are in full force and effect;   (ii) if applicable, each Co‐Borrower shall execute replacement notes payable to the  Initial Lender reflecting the Facility Increase;  (iii) as of  the effective date of  such  Facility  Increase and  immediately after giving  effect thereto, the representations and warranties set forth herein and in the other Transaction  Documents  are  true  and  correct  in  all material  respects with  the  same  force  and effect  as  if  made on and as of  such date  (except  to  the extent  that  such  representations and warranties  expressly relate to an earlier date); provided that if a representation or warranty is qualified as  to  materiality,  with  respect  to  such  representation  or  warranty,  the  foregoing  materiality  qualifier shall be disregarded for the purposes of this condition;  (iv) all expenses and fees (including reasonable and documented legal fees and any  fees  required  under  the  Fee  Letters)  that  are  required  to  be  paid  hereunder  or  by  the  Fee  Letters that are due and payable have been paid in full;  (v) one or more  favorable opinions of counsel  to  the Co‐Borrowers and Holdings,  reasonably acceptable to the Majority Lenders and the Administrative Agent and addressed to  the Administrative Agent and the Lenders; and  (vi) no  Market  Trigger  Event  or  Event  of  Default  shall  have  occurred  and  be  continuing on  the date on which  the Facility  Increase Notice  is delivered or  immediately after  giving effect to the Facility Increase.  For  the avoidance of doubt, any Facility  Increase will be on  the same  terms as contained herein with  respect to the Commitments as of the Closing Date.     SECTION 2.15 Mitigation Obligations; Replacement of Lenders.

  ‐ 53 ‐    NAI‐1515108520v22   (a) Designation  of  a  Different  Applicable  Lending  Office.  If  any  Lender  requests  compensation  under  Section 2.12,  or  requires  the  Co‐Borrowers  to  pay  any  Indemnified  Taxes  or  additional  amounts  to  any  Lender  or  any  Governmental  Authority  for  the  account  of  any  Lender  pursuant  to  Section 2.13  then  such  Lender  shall,  at  the  request of  the Administrative Borrower, use  reasonable efforts to designate a different applicable lending office for funding or booking its Advances  hereunder  or  to  assign  its  rights  and  obligations  hereunder  to  another  of  its  offices,  branches  or  affiliates,  if,  in  the  judgment  of  such  Lender,  such  designation  or  assignment  (i) would  eliminate  or  reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future, and  (ii) would not  subject  such Lender  to any unreimbursed cost or expense and would not otherwise be  disadvantageous to such Lender. The Co‐Borrowers hereby agree to pay all reasonable and documented  out‐of‐pocket costs and expenses  incurred by any  Lender  in connection with any  such designation or  assignment.  (b) Replacement of Lenders. If any Lender requests compensation under Section 2.12, or if  the Co‐Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any  Governmental Authority for the account of any Lender pursuant to Section 2.13, and, in each case, such  Lender has declined or  is unable  to designate a different applicable  lending office  in accordance with  Section 2.15(a),  or  if  any  Lender  is  a  Defaulting  Lender  or  Non‐Consenting  Lender,  then  the  Co‐ Borrowers may, at  their  sole expense and effort, upon notice  to  such  Lender and  the Administrative  Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to  the restrictions contained  in, and consents required by, Section 11.04), all of  its  interests, rights (other  than its existing rights to payments pursuant to Section 2.12 or Section 2.13) and obligations under this  Agreement and  the related Transaction Documents to an Eligible Assignee  in accordance with Section  11.04  that  shall assume  such obligations  (which Eligible Assignee may be another Lender,  if a Lender  accepts such assignment); provided that:  (i) the Co‐Borrowers  shall have paid  to  the Administrative Agent  the assignment  fee (if any) specified in Section 11.04;  (ii) such Lender shall have received payment of an amount equal to the outstanding  principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable  to it hereunder and under the other Transaction Documents (including any amounts under this  Article  II)  from  the  Eligible Assignee  (to  the  extent  of  such  outstanding  principal)  or  the  Co‐ Borrowers (in the case of accrued interest, Fees and all other amounts);  (iii) in  the  case  of  any  such  assignment  resulting  from  a  claim  for  compensation  under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment  shall result in a reduction in such compensation or payments thereafter;  (iv) such assignment does not conflict with Applicable Law; and  (v) in  the  case  of  any  assignment  resulting  from  a  Lender  becoming  a  Non‐ Consenting Lender, the applicable assignee shall have consented to the applicable amendment,  waiver or consent.  A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a  result of a waiver by such Lender or otherwise, the circumstances entitling the Co‐Borrowers to  require such assignment and delegation cease to apply.

  ‐ 54 ‐    NAI‐1515108520v22   SECTION 2.16 Defaulting Lenders.  (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained  in  this Agreement,  if any Lender becomes a Defaulting Lender, then, until such time as such Lender  is no  longer a Defaulting Lender, to the extent permitted by Applicable Law:  (i) Waivers  and  Amendments.  Such  Defaulting  Lender’s  right  to  approve  or  disapprove  any  amendment,  waiver  or  consent  with  respect  to  this  Agreement  shall  be  restricted as set forth in Section 11.01.  (ii) Defaulting  Lender Waterfall. Any payment of principal,  interest,  fees or other  amounts  received  by  the  Administrative  Agent  for  the  account  of  such  Defaulting  Lender  (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise) or received  by the Administrative Agent from a Defaulting Lender pursuant to Section 11.13 shall be applied  at such time or times as may be determined by the Administrative Agent (acting at the direction  of  the  Majority  Lenders)  as  follows:  first,  to  the  payment  of  any  amounts  owing  by  such  Defaulting  Lender  to  the  Administrative  Agent  hereunder;  second,  as  the  Administrative  Borrower may request (so long as no Event of Default exists), to the funding of any Advance in  respect of which such Defaulting Lender has failed to fund its portion thereof as required by this  Agreement,  as  determined  by  the  Administrative  Agent;  third  if  so  determined  by  the  Administrative Agent  (acting at  the direction of  the Majority  Lenders) and  the Administrative  Borrower,  to  be  held  in  a  deposit  account  and  released  pro  rata  in  order  to  satisfy  such  Defaulting  Lender’s  potential  future  funding  obligations with  respect  to Advances  under  this  Agreement;  fourth,  to  the payment of  any  amounts owing  to  the  Lenders  as  a  result of  any  judgment of a court of competent  jurisdiction obtained by any Lender against such Defaulting  Lender as a result of such Defaulting Lender’s breach of  its obligations under  this Agreement;  fifth,  so  long as no Event of Default exists,  to  the payment of any amounts owing  to  the Co‐ Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Co‐ Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of  its  obligations under this Agreement; and sixth to such Defaulting Lender or as otherwise directed  by  a  court  of  competent  jurisdiction;  provided  that  if  (x) such  payment  is  a  payment  of  the  principal  amount  of  any  Advances  in  respect  of which  such  Defaulting  Lender  has  not  fully  funded  its appropriate share, and (y) such Advances were made at a time when the conditions  set forth  in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay  the Advances of  all non‐Defaulting  Lenders on  a pro  rata basis prior  to being  applied  to  the  payment of any Advances of such Defaulting Lender until such time as all Advances are held by  the  Lenders  pro  rata  in  accordance with  the  Commitments.  Any  payments,  prepayments  or  other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts  owed by a Defaulting Lender pursuant to this Section shall be deemed paid to and redirected by  such Defaulting Lender, and each Lender irrevocably consents hereto.  (iii) Defaulting  Lender  Fees. No Defaulting  Lender  shall be entitled  to  receive  any  Fees (including Non‐Usage Fees in respect of any commitments of a Defaulting Lender) for any  period  during which  that  Lender  is  a  Defaulting  Lender  (and  the  Co‐Borrowers  shall  not  be  required to pay any such fee that otherwise would have been required to have been paid to that  Defaulting Lender).

  ‐ 55 ‐    NAI‐1515108520v22   (iv) Defaulting Lender Cure.  If  the Administrative Borrower and  the Administrative  Agent (acting at the direction of the Majority Lenders) agree in writing that a Lender is no longer  a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of  the effective date specified  in such notice and subject to any conditions set forth therein, that  Lender will,  to  the extent applicable, purchase at par  that portion of outstanding Advances of  the other Lenders or take such other actions as the Administrative Agent and the Administrative  Borrower may determine to be necessary to cause the Advances and funded to be held pro rata  by the Lenders in accordance with the Commitments, whereupon, such Lender will cease to be a  Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees  accrued  or  payments made  by  or  on  behalf  of  the  Co‐Borrowers  while  that  Lender  was  a  Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed  by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a  waiver or release of any claim of any party hereunder arising from that Lender’s having been a  Defaulting Lender.  (b) Termination of Defaulting Lender. The Co‐Borrowers may terminate the unused amount  of the Commitment of any Lender that is a Defaulting Lender upon not less than five (5) Business Days’  prior written notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and  in  such event  the provisions of Section 2.16(a)(ii) will apply  to all amounts  thereafter paid by  the Co‐ Borrowers  for  the  account  of  such Defaulting  Lender  under  this Agreement  (whether  on  account  of  principal,  interest,  fees,  indemnity or other amounts); provided  that  (i) no Event of Default shall have  occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of  any  claim  that  the  Co‐Borrowers,  the  Administrative  Agent  or  any  Lender  may  have  against  such  Defaulting Lender.  (c) If any Lender becomes a Defaulting Lender, the Co‐Borrowers shall have the option to  terminate  this Agreement  and  the  Commitments  hereunder  by written  notice  to  the Administrative  Agent and prepay the Advances, any accrued  interest thereon and all costs, accrued and unpaid Non‐ Usage  Fees  and  all  other  fees  and  amounts  payable  by  the  Co‐Borrowers  under  the  Transaction  Documents (which, for the avoidance of doubt, shall not include any penalty, premium, make‐whole or  similar payment due  to  the  termination of  the Agreement and Commitments) no  later  than  the  fifth  (5th) Business Day next following the giving of such notice.  SECTION 2.17 Extension of Availability Period.  (a) The  Administrative  Borrower may  by written  notice  to  the  Administrative  Agent  (no  later  than  10  Business  Days  prior  to  the  expiration  of  the  original  Availability  Period)  extend  the  Availability Period  to March 23, 2025 or such  later date as may be agreed upon by  the Lenders  (such  date, the “Availability Period Extension Date”, and such election, an “Availability Period Extension”).  (b) Notwithstanding the foregoing, the extension of the Availability Period pursuant to this  Section 2.17 shall not be effective with respect to any Lender unless:  (i) on  or  prior  to  the  date  the  Administrative  Borrower  requests  an  Availability  Period  Extension,  the  Co‐Borrowers  shall  have  paid  in  full  any  and  all  accrued  and  unpaid  interest and all costs and expenses of the Secured Parties that are due and payable under this  Agreement;

  ‐ 56 ‐    NAI‐1515108520v22   (ii) no Event of Default or any other Market Trigger Event shall have occurred and  be continuing on the date of such extension and immediately after giving effect thereto;   (iii) the Co‐Borrowers shall pay to the Administrative Agent for the account of each  Lender an extension fee equal 0.25% of such Lender’s Pro Rata Share of the Maximum Facility  Amount; and  (iv) the  representations and warranties  contained  in  this Agreement are  true and  correct  in all material respects  (except  that any representation qualified as  to “materiality” or  “Material Adverse Effect” shall be true and correct  in all respects as so qualified) on and as of  the date of such extension and immediately after giving effect thereto, as though made on and  as of such date (as certified by the Co‐Borrowers, or,  if any such representation or warranty  is  expressly stated to have been made as of a specific date, as of such specific date).  In  connection  with  any  extension  of  the  Availability  Period,  the  Co‐Borrowers,  the  Administrative Agent and each Lender may make such amendments to this Agreement  as the Administrative Agent (acting at the written direction of the Initial Lender) and the  Co‐Borrowers  mutually  determine  to  be  reasonably  necessary  to  evidence  the  extension.  SECTION 2.18 Ratings Cure.    In the event that the Co‐Borrowers shall have failed to maintain  an  investment  grade  rating  (BBB  or  higher)  with  respect  to  the  Advances  advanced  under  this  Agreement  from  a Nationally  Recognized  Statistical  Rating Organization  (“NRSRO”)  or  from  a  rating  agency approved by the National Association of Insurance Commissioners (“NAIC”) and such failure shall  remain uncured for thirty (30) Business Days (“Ratings Event”), Holdings and/or the Co‐Borrowers may  cure such failure by any or a combination of: (i) contributing additional cash to the Co‐Borrowers to be  deposited  into the Collection Account, (ii) transferring additional Portfolio Assets to the Co‐Borrowers,  consented  to by  the Servicer  in  its  sole and absolute discretion, and  the Co‐Borrowers pledging  such  additional  Portfolio Assets  to  the Administrative Agent  for  the  benefit  of  the  Secured  Parties  or  (iii)  obtaining a replacement investment grade rating from an alternate NRSRO.   ARTICLE III.  CONDITIONS PRECEDENT  SECTION 3.01 Conditions Precedent to Effectiveness. This Agreement becomes effective upon,  and no Lender  is obligated to make any Advance, nor  is any Lender, the Servicer or the Administrative  Agent obligated to take, fulfill or perform any other action hereunder until, the satisfaction or waiver of  the following conditions precedent:  (a) this  Agreement,  all  other  Transaction  Documents  and  all  other  agreements,  instruments,  certificates and other documents  listed on Schedule II have been duly executed by, and  delivered to, the parties hereto and thereto:  (b) immediately  after  giving  effect  to  the  consummation  of  the  funding  of  the  Initial  Advances  the Co‐Borrowers  shall have no material  Indebtedness  for borrowed money other  than  the  Obligations  and  Permitted  Debt  and  the  Lenders  shall  have  received  such  payoff  letters  and  Lien  releases  as  they may  reasonably  request with  respect  to  other material  Indebtedness  for  borrowed  money;

  ‐ 57 ‐    NAI‐1515108520v22   (c) all up‐front expenses and fees (including reasonable and documented legal fees and any  fees required under the Fee Letters) that are required to be paid hereunder or by the Fee Letters have  been paid in full;  (d) the Collection Account and the Interest Reserve Account have been established and are  subject to an Account Control Agreement;  (e) the  representations  contained  in Sections 4.01, 4.02 and 4.05 of  this Agreement, and  Section 4.1 of the Guaranty are true and correct in all material respects (except that any representation  qualified as to “materiality” or “Material Adverse Effect” shall be true and correct  in all respects as so  qualified) (as certified by the Co‐Borrowers);  (f)  each Co‐Borrower has received all material governmental, shareholder and third party  consents and approvals necessary in connection with the transactions contemplated by this Agreement  and the other Transaction Documents and all applicable waiting periods have expired without any action  being  taken  by  any  Person  that would  reasonably  be  expected  to  restrain,  prevent  or  impose  any  material  adverse  conditions  on  the  Co‐Borrowers  or  such  other  transactions  or  that  could  seek  or  threaten any of the foregoing, and no law or regulation is applicable which in the reasonable judgment  of the Lenders would reasonably be expected to have such effect;  (g) no action, proceeding or  investigation has been  instituted or, to the knowledge of any  Responsible  Person of  a Co‐Borrower,  threatened  or proposed  against  such  Co‐Borrower before  any  Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of,  or which  is  related  to  or  arises  out  of  this  Agreement  or  the  other  Transaction  Documents  or  the  consummation of the transactions contemplated hereby or thereby, or which,  in the Majority Lenders’  sole  discretion,  would  make  it  inadvisable  to  consummate  the  transactions  contemplated  by  this  Agreement or the other Transaction Documents or the consummation of the transactions contemplated  hereby or thereby;  (h) the Co‐Borrowers shall have obtained an  investment grade rating (BBB or higher) with  respect  to  the  Advances  advanced  under  this  Agreement  from  a  NRSRO  or  from  a  rating  agency  approved by the NAIC and the Majority Lenders shall have a received a copy of any rating letter issued in  connection therewith;   (i) the Administrative Agent and  the Lenders have  received all documentation and other  information requested by the Administrative Agent or the Lenders, respectively, no  later than ten (10)  Business Days prior to the Closing Date, to the extent required by regulatory authorities with respect to  the  Co‐Borrowers  and  the  Servicer  under  applicable  “know  your  customer”,  Anti‐Money  Laundering  Laws,  including  the USA  PATRIOT Act,  and Anti‐Corruption  Laws,  including without  limitation,  a  duly  executed W‐8 or W‐9 tax form, as applicable (or such other applicable IRS tax form) of each Co‐Borrower  (or, if a Co‐Borrower is treated as a disregarded entity for U.S. federal income tax purposes, the entity of  which such Co‐Borrower is considered to be a division under Treasury regulation section 301.7701‐2), all  in form and substance reasonably satisfactory to the Administrative Agent or the Lenders, respectively;  and  (j) payment  of  all  reasonable  and  invoiced  fees,  costs  and  expenses  in  connection  therewith.

  ‐ 58 ‐    NAI‐1515108520v22   SECTION 3.02 Conditions  Precedent  to  All  Advances.  Each  Advance  (including  the  Initial  Advance) is subject to the further conditions precedent that:  (a) the  Administrative  Borrower  has  delivered  to  the  Administrative  Agent  a  Notice  of  Borrowing as provided in Section 2.02(a);  (b) on and as of such Advance Date,  immediately after giving effect  to such Advance and  the  transactions  related  thereto,  including  the use of proceeds  thereof,  the Advances Outstanding do  not exceed the Maximum Availability on such Advance Date;  (c) on and as of such Advance Date,  immediately after giving effect  to such Advance and  the  transactions  related  thereto,  including  the use of proceeds  thereof, no Market Trigger Event has  occurred and is continuing;  (d) no Event of Default has occurred and is continuing, or would result from such Advance  or application of proceeds therefrom;  (e) the Co‐Borrowers shall have obtained an  investment grade rating (BBB or higher) with  respect to the Advances advanced under this Agreement from NRSRO or from a rating agency approved  by the NAIC;  (f) the  representations  contained  in Sections 4.01, 4.02 and 4.05 of  this Agreement, and  Section 4.1 of the Guaranty are true and correct in all material respects (except that any representation  qualified as to “materiality” or “Material Adverse Effect” shall be true and correct  in all respects as so  qualified) before and immediately after giving effect to such Advance and to the application of proceeds  therefrom, on and as of such date as though made on and as of such date (or,  in the case of any such  representation expressly stated to have been made as of a specific date, as of such specific date); and  (g) all expenses  and  fees  (including  reasonable and documented out‐of‐pocket  legal  fees  and any fees required under the Fee Letters as set forth therein) that are required to be paid hereunder  or by the Fee Letters have been paid in full.  SECTION 3.03 Conditions to Transfers of Portfolio Assets.  Each Transfer of a Portfolio Asset is  subject to the further conditions precedent that:  (a) the Administrative Borrower has delivered to the Administrative Agent (with a copy to  the Initial Lender and the Servicer) no later than 2:00 p.m. on the date that is two (2) Business Days prior  to  the  related  Cut‐Off  Date  (i)  an  updated  Portfolio  Asset  Schedule  reflecting  the  Transfer  of  such  Portfolio  Asset  and  (ii)  a  Borrowing  Base  Certificate  (giving  pro  forma  effect  to  such  Transfer  and  proposed  Advances  relating  thereto,  and  if  such  Advances  would  cause  the  aggregate  Advances  Outstanding to exceed the Maximum Availability as of the proposed Cut‐Off Date, such Borrowing Base  Certificate must include any scheduled repayments or optional prepayments of Advances in accordance  with  the  terms hereof which would result  in such Advances Outstanding not exceeding  the Maximum  Availability as of such date);  (b) in connection with the acquisition of a Portfolio Asset, all actions required to be taken or  performed  (including  the  filing of UCC  financing statements)  to give  the Administrative Agent,  for  the  benefit of the Secured Parties, a first priority perfected security interest (subject only to Permitted Liens)

  ‐ 59 ‐    NAI‐1515108520v22   in such Portfolio Asset and the Collateral related thereto and the proceeds thereof have been taken or  performed; and  (c) no Event of Default exists or would result from such Transfer.  Each Transfer of a Portfolio Asset pursuant to this Section 3.03 is deemed a representation by the Loan  Parties that the conditions specified in this Section 3.03 have been met.  SECTION 3.04 Advances Do Not Constitute a Waiver. No Advance made hereunder constitutes  a waiver of any condition to any Lender’s obligation to make such an Advance unless such waiver  is  in  writing and executed by such Lender.  ARTICLE IV.  REPRESENTATIONS  SECTION 4.01 Representations  of  the  Loan  Parties.  The  Loan  Parties,  jointly  and  severally,  hereby represent to the Secured Parties as of the Closing Date and each Advance Date as follows:  (a) Organization,  Good  Standing  and  Due  Qualification.  Each  Co‐Borrower  is  a  limited  liability  company duly organized, validly existing and  in good  standing under  the  laws of  the State of  Delaware,  with  all  requisite  limited  liability  company  power  and  authority  necessary  to  own  the  Portfolio Assets and the Collateral and to conduct  its business as such business  is presently conducted  and  to  enter  into  and perform  its obligations pursuant  to  this Agreement  and  the other Transaction  Documents to which it is a party. Each Co‐Borrower is duly qualified to do business as a limited liability  company, and has obtained all licenses and approvals under the laws of the State of Delaware, and in all  other jurisdictions necessary to own its assets and to transact the business in which it is engaged, and is  duly  qualified,  and  in  good  standing  under  the  laws  of  the  State  of  Delaware,  and  in  each  other  jurisdiction where  the  transaction  of  such  business  or  its  ownership  of  the  Portfolio Assets  and  the  Collateral and the conduct of its business requires such qualification.  (b) Power  and  Authority;  Due  Authorization;  Execution  and  Delivery.  Each  Co‐Borrower  (i) has  all  limited  liability  company  power,  authority  and  legal  right  to  (A) execute  and  deliver  this  Agreement and the other Transaction Documents to which  it  is a party and  (B) perform and carry out  the  terms  of  this  Agreement  and  the  other  Transaction  Documents  to which  it  is  a  party  and  the  transactions contemplated thereby and (ii) has taken all necessary action to (A) authorize the execution,  delivery and performance of this Agreement and each of the other Transaction Documents to which it is  a party, and (B) grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority  perfected security interest in the Collateral on the terms and conditions of this Agreement and the other  Transaction Documents, subject only to Permitted Liens, and (C) authorizes the Servicer to perform  its  actions contemplated by  this Agreement and  the other Transaction Documents.   This Agreement and  each other Transaction Document to which each Co‐Borrower  is a party have been duly executed and  delivered by Holdings and such Co‐Borrower.  (c) Binding Obligation.  This Agreement  and  each of  the other  Transaction Documents  to  which  each  Co‐Borrower  is  a  party  constitutes  the  legal,  valid  and  binding  obligation  of  such  Co‐ Borrower, enforceable against such Co‐Borrower  in accordance with  their  respective  terms, except as  the enforceability hereof and thereof may be  limited by Bankruptcy Laws and by general principles of  equity (whether considered in a proceeding in equity or at law).

  ‐ 60 ‐    NAI‐1515108520v22   (d) All Consents Required. No consent of any other party and no consent, license, approval  or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is  required  in  connection  with  the  execution,  delivery  or  performance  by  each  Co‐Borrower  of  this  Agreement or any Transaction Document  to which  it  is a party or  the validity or enforceability of  this  Agreement or any such Transaction Document or grant of a security interest in the Collateral, other than  such as have been waived, met or obtained and are in full force and effect.  (e) No Violation or Consent under  Investment  Fund Agreements. The execution, delivery  and performance of  this Agreement and  the other Transaction Documents will not  (i) conflict with or  result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of  time or both) a default under the Investment Fund Agreements, (ii) result in the creation or imposition  of any Lien on the Collateral other than Permitted Liens, (iii) violate any Applicable Law in any material  respect,  (iv)  violate  any  Investment  Fund  Agreement,  (v)  require  the  consent  of  any  other  party  (including under any Investment Fund Agreement) except for any such consent that has been obtained,  or  require any  consent,  license, approval or authorization of, or  registration or declaration with, any  Governmental Authority, bureau or agency (other than (x) as required by laws or regulations of general  applicability  adopted  after  the  date  on which  this  representation  is  given  or  (y)  any  such  consent,  license, approval or authorization of, or  registration or declaration with, any Governmental Authority  that may be  required  in  each of England, Guernsey,  the Commonwealth of Australia  and  such other  jurisdictions as the Administrative Borrower may reasonably request in connection with the acquisition  of  new  Portfolio  Assets) with  respect  to  the  admission  of  the  Administrative  Agent,  its  designee  or  transferee as a member (or equivalent) of the General Partner upon the transfer of the General Partner  Investment to the Administrative Agent,  its designee or transferee as a member (or equivalent) of the  General  Partner  (other  than,  to  the  extent  applicable,  any  customary  transfer  restrictions  (including,  without limitation, restrictions relating to ERISA, “know your customer” and Anti‐Money Laundering Law  matters)  set  forth  in  the  relevant  Equity  Investment Agreement),  in  connection with  any  exercise of  remedies  in respect of the General Partner Investment under and  in accordance with the terms of the  Transaction Documents, (vi) violate a Co‐Borrower’s Constituent Documents, or (vii) violate any contract  or other agreement to which a Co‐Borrower is a party or by which such Co‐Borrower or any property or  assets of such Co‐Borrower may be bound, in each case (other than with respect to any Investment Fund  Agreement),  except  (A)  in  the  case  of  clause  (vii),  as would  not  reasonably  be  expected  to  have  a  Material Adverse  Effect  or  (B)  other  than  in  respect  of  any  Equity  Interests  in  the  Co‐Borrowers,  as  would not reasonably be  likely to cause a diminution  in the value of the Collateral of greater than five  percent (5%).    (f) No Proceedings. There  is no  litigation, proceeding or  investigation pending or,  to  the  knowledge of any Responsible Person of a Co‐Borrower,  threatened against any Co‐Borrower, before  any  Governmental  Authority  (i) asserting  the  invalidity  of  this  Agreement  or  any  other  Transaction  Document,  (ii) seeking  to prevent  the  consummation of any of  the  transactions contemplated by  this  Agreement  or  any  other  Transaction  Document  or  (iii)  in  which  a  Co‐Borrower,  in  its  good  faith  determination, has determined that there  is a reasonable probability of an adverse determination and  which,  if so adversely determined,  individually or  in the aggregate, would result  in a Material Adverse  Effect.  (g) No Liens. The Collateral is owned by each Loan Party free and clear of any Liens except  for Permitted Liens.

  ‐ 61 ‐    NAI‐1515108520v22   (h) Transfer  of  Collateral.  Except  as  otherwise  expressly  permitted  by  the  terms  of  this  Agreement, no  item of Collateral has been Sold, assigned or pledged by a  Loan Party  to any Person,  other than in accordance with Article II and the grant of a security interest therein to the Administrative  Agent, for the benefit of the Secured Parties, pursuant to the terms of this Agreement.  Each Loan Party  consents  to  the  transfer of any Collateral  to  the Administrative Agent or  its designee,  following, and  during the occurrence of, an Event of Default and to the substitution of the Administrative Agent or its  designee as the general partner in any General Partner Investment with all the rights and powers related  thereto, subject to the terms of this Agreement.  (i) Eligible Portfolio Assets. The Eligible Portfolio Assets as of the Closing Date are set forth  on Schedule I attached hereto and are owned by the Loan Parties.   (j) Indebtedness. No Co‐Borrower has any Indebtedness as of the Closing Date other than  Permitted Debt.   (k) Registered  Investment  Adviser  Status.  Each  Co‐Borrower  is  registered  under  the  Investment Advisers Act to the extent such registration is required under the Investment Advisers Act.  (l) Set‐Off  etc. No  Portfolio Asset  has  been  compromised,  adjusted,  extended,  satisfied,  subordinated, rescinded, set‐off or modified by any Co‐Borrower, the Transferor,  if any, or the Obligor  thereof,  and  no  item  in  the  Collateral  Portfolio  is  subject  to  compromise,  adjustment,  extension,  satisfaction,  subordination,  rescission,  set‐off,  counterclaim,  defense,  abatement,  suspension,  deferment,  deduction,  reduction,  termination  or  modification,  whether  arising  out  of  transactions  concerning  the  Collateral  Portfolio  or  otherwise,  by  any    Co‐Borrower,  the  Transferor,  if  any,  or  the  Obligor with  respect  thereto, except,  in each  case,  for amendments, extensions and modifications,  if  any, permitted pursuant to Section 5.02.   (m) No  Injunctions.  No  injunction,  writ,  restraining  order  or  other  order  of  any  nature  materially adversely affects each Co‐Borrower’s performance of its obligations under this Agreement or  any Transaction Document to which such Co‐Borrower is a party.  (n) Taxes. All material  tax  returns  (including all material  foreign,  federal,  State,  local and  other tax returns whether filed on a standalone or group basis) required to be filed by, on behalf of or  with respect to the  income and assets of the Co‐Borrowers (including the Collateral) have been timely  filed  and  the  Co‐Borrowers  are  not  liable  for  Taxes  payable  by  any  other  Person.    Each  of  the  Co‐ Borrowers has paid all Taxes, assessments and other governmental charges made against it or any of its  property (including the Collateral) except for those Taxes being contested  in good faith by appropriate  proceedings and  in  respect of which  it has established proper  reserves  in accordance with Applicable  Accounting Principles, on its books Each Co‐Borrower is disregarded as an entity separate from its owner  pursuant  to Treasury Regulation Section 301.7701‐3(b) or a partnership  (other  than a publicly  traded  partnership) for U.S. federal income tax purposes. Each Co‐Borrower is resident for Tax purposes only in  the jurisdiction under whose laws each Co‐Borrower is incorporated as of the Closing Date and does not  have a branch, agency or permanent establishment in any other jurisdiction for Tax purposes.   (o) Location. Except as permitted pursuant  to Section 5.02(q),  the Co‐Borrowers’  location  (within  the meaning of Article 9 of  the UCC)  is Delaware and  the UK Guarantors’  location  (within  the  meaning  of  Article 9  of  the  UCC)  is  the  District  of  Columbia.  Except  as  permitted  pursuant  to  Section 5.02(q),  the principal place of business and chief executive office of  the Loan Parties  (and  the

  ‐ 62 ‐    NAI‐1515108520v22   location of the Loan Parties records regarding the Collateral (other than those delivered to the Servicer  pursuant to this Agreement)) is located at its address referred to in Section 11.02.  (p) Tradenames. Except as permitted pursuant  to Section 5.02(q), each  Loan Party’s  legal  name  is as set forth  in this Agreement. Except as permitted pursuant to Section 5.02(q), no Loan Party  has changed its name since its formation or has tradenames, fictitious names, assumed names or “doing  business  as”  names.  The  Co‐Borrowers’  only  jurisdiction  of  formation  is  Delaware,  and  the  UK  Guarantors’ only jurisdiction of incorporation is England and Wales and, except as permitted pursuant to  Section 5.02(q), the Loan Parties have not changed their jurisdiction of formation.  (q) No  Subsidiaries.  The  Loan  Parties  do  not  directly  own  or  hold  interests  in  any  other  Person other than the Portfolio Assets.  (r) Reports Accurate. All Notices of Borrowing, Borrowing Base Certificates, LTV Certificates  and other written or electronic  information, exhibits,  financial statements, documents, books, records  or reports required to be furnished by the Administrative Borrower to the Administrative Agent or the  Servicer  in connection with this Agreement and the other Transaction Documents were accurate, true  and  correct  in  all  material  respects  when  so  furnished,  and  no  such  document  (as  modified  or  supplemented by other information so furnished) contains any material misstatement of fact or omits to  state a material  fact or any  fact necessary  to make  the  statements  contained  therein,  in  light of  the  circumstances  under  which  they  were  made,  not  misleading;  provided  that  solely  with  respect  to  written  or  electronic  information  (other  than  information  presented  in  a  Notice  of  Borrowing  or  Borrowing Base Certificate)  furnished by  the Administrative Borrower which was provided  to  a  Loan  Party from an Obligor with respect to a Portfolio Asset or any other third party (or derived thereof), such  information need only be accurate,  true and  correct  in all material  respects  to  the knowledge of  the  applicable Responsible Persons of such Loan Party.  (s) Exchange  Act  Compliance;  Regulations T,  U  and  X.  None  of  the  transactions  contemplated herein or  in  the other Transaction Documents  (including  the use of Proceeds  from  the  sale of any item in the Collateral) will violate or result in a violation of Section 7 of the Exchange Act or  Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. No    Co‐Borrower owns or intends to carry or purchase, and no proceeds from the Advances will be used to  carry or purchase, any “margin stock” within the meaning of Regulation U or to extend “purpose credit”  within  the meaning of Regulation U, except as may  result  from any Portfolio Asset becoming publicly  traded or as a  result of a distribution or payment  in kind  to a Co‐Borrower by any Portfolio Asset of  marginable stock.  (t) Event of Default or Potential Default. No event has occurred and  is  continuing which  constitutes  an  Event  of  Default  or  Potential  Default,  in  each  case,  which  has  not  been  previously  disclosed to the Administrative Agent and the Lenders in writing.  (u) ERISA. Except as could not,  individually or  in the aggregate, reasonably be expected to  result  in  a Material  Adverse  Effect,  (i)  no  ERISA  Event  has  occurred  and  none  of  the  Co‐Borrowers,  Holdings or any ERISA Affiliate  is aware of any  fact, event or  circumstance  that would  reasonably be  expected to constitute or result in an ERISA Event; (ii) none of the Co‐Borrowers, Holdings or any ERISA  Affiliate has sponsored, established or maintained, has an obligation  to contribute  to, has  incurred or  taken any action that has resulted or would reasonably be expected to result in the imposition of liability  on the Co‐Borrowers, Holdings or any ERISA Affiliate with respect to any Pension Plan or Multiemployer

  ‐ 63 ‐    NAI‐1515108520v22   Plan; and (iii) none of the Co‐Borrowers, Holdings or any ERISA Affiliate has sponsored, established or  maintained, has an obligation to contribute to, has incurred or has taken any action that has resulted or  would reasonably be expected to result in the imposition of any liability on the Co‐Borrowers, Holdings  or  any  ERISA Affiliate with  respect  to  any  Employee Benefit  Plan. No  assets  of  the  Co‐Borrowers  or  Holdings include (x) Plan Assets or (y) “plan assets” of any governmental plan that is subject to laws or  regulations similar to Section 406 of ERISA or 4975 of the Code (“Similar Law”). None of the transactions  or services contemplated under this Agreement or the other Transaction Documents, including exercise  of rights with respect to the Collateral and performance of its duties by the Servicer, constitutes or will  result in a non‐exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or  any violation of Similar Law.  (v) Broker‐Dealer. No Co‐Borrower  is a broker‐dealer or subject  to  the Securities  Investor  Protection Act of 1970.  (w) Instructions  for  Collections.  The  Collection Account  is  the  only  account  to which  the  Obligors  have  been  instructed  by  the  applicable  Loan  Party  to  send  Collections with  respect  to  the  Portfolio Assets. No  Loan Party has granted any Person other  than  the Administrative Agent,  for  the  benefit of  the  Secured  Parties,  and  Permitted  Liens  in  favor of  the Account Bank,  an  interest  in  the  Collection Account.  (x) Insider. No Co‐Borrower is an “executive officer,” “director,” or “person who directly or  indirectly or acting through or in concert with one or more persons owns, controls, or has the power to  vote more than 10% of any class of voting securities” (as those terms are defined in 12 U.S.C. §375b or  in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any  Lender  is  a  subsidiary,  or  of  any  subsidiary,  of  a  bank  holding  company  of  which  any  Lender  is  a  subsidiary, or,  to  the knowledge of any Responsible Person of a Co‐Borrower, any bank at which any  Lender maintains a correspondent account, or of any bank which maintains a correspondent account  with any Lender.  (y) Investment  Company  Act. No  Co‐Borrower  is  required  to  register  as  an  “investment  company” under the provisions of the 1940 Act.  (z) Compliance with Applicable Law. Except as would not,  individually or  in the aggregate,  reasonably be expected to result in a Material Adverse Effect, (i) each Co‐Borrower has complied with all  Applicable Law to which it may be subject, and (ii) no item of the Collateral contravenes any Applicable  Law (including all predatory and abusive  lending  laws,  laws, rules and regulations relating to  licensing,  truth  in  lending,  fair  credit billing,  fair  credit  reporting,  equal  credit opportunity,  fair debt  collection  practices and privacy).  (aa) Collections.  All  Available  Collections  received  by  a  Loan  Party  or  its  Affiliates  with  respect to the Collateral will be held in trust for the benefit of the Administrative Agent, for the benefit  of the Secured Parties, until deposited into the Collection Account as provided herein.  (bb) Sole Purpose. Each Co‐Borrower has been formed solely for the purpose of, and has not  engaged  in  any  business  activity  other  than,  the  acquisition  of  Portfolio  Assets  and  transactions  incidental  thereto  and  activities  of  the  type  set  forth  in  Section  5.01(a)  and  Section  5.02(a). No  Co‐  Borrower  is party  to  any material  agreements other  than  this Agreement  and  the other  Transaction  Documents to which it is a party and the Required Portfolio Documents and other agreements listed on

  ‐ 64 ‐    NAI‐1515108520v22   the Portfolio Asset Checklist  for each Portfolio Asset  in  respect of which a Co‐Borrower  is a  lender or  loan participant.    (cc) Separate  Entity.  Each Co‐Borrower  is operated  as  an  entity with  assets  and  liabilities  distinct from those of Holdings, and any Affiliates thereof, and each Co‐Borrower hereby acknowledges  that the Administrative Agent and the Lenders are entering  into the transactions contemplated by this  Agreement  in reliance upon each Co‐Borrower’s  identity as a separate  legal entity  from Holdings, and  from each such other Affiliate of Holdings.  (dd) Sanctions  and  Anti‐Terrorism  Laws  and  Anti‐Money  Laundering  Laws.  No  Borrower  Covered  Entity  described  in  clauses  (a)  or  (b)  of  the  definition  thereof,  nor  any  of  their  respective  directors,  officers,  or  employees,  are  (i)  a  Sanctioned  Person;  (ii)  located,  organized  or  resident  in  a  Sanctioned  Country;  or  (iii)  engaging  in  any  dealings  or  transactions  that would  result  in  a material  violation  of  Sanctions  and  Anti‐Terrorism  Laws  or  Anti‐Money  Laundering  Laws.  Each  Co‐Borrower  covenants and agrees that  it shall promptly notify the Servicer and the Administrative Agent  in writing  upon a Responsible Person of a Borrower Covered Entity obtaining knowledge of  the occurrence of a  Reportable  Compliance  Event with  respect  to  a  Borrower  Covered  Entity,  except  to  the  extent  such  notice is prohibited by Applicable Law.  (ee) Security Interest.  (i) This Agreement  creates a valid and  continuing  security  interest  (as defined  in  the  applicable  UCC)  in  the  Collateral  in  favor  of  the  Administrative  Agent,  on  behalf  of  the  Secured Parties, which security  interest  is prior  to all other Liens  (except  for Permitted Liens),  and is enforceable as such against creditors of and purchasers from the Co‐Borrowers.  (ii) The  Collateral  is  comprised  of  “instruments”,  “financial  assets”,  “security  entitlements”,  “general  intangibles”,  “chattel  paper”,  “accounts”,  “certificated  securities”,  “uncertificated  securities”,  “securities  accounts”,  “deposit  accounts”,  “supporting obligations”  or “insurance”  (each as defined  in  the applicable UCC), and  the proceeds of  the  foregoing, or  such other category of collateral under  the applicable UCC as  to which each Co‐Borrower has  complied with its obligations under this Section 4.01(dd).  (iii) Each of  the Collection Account and  the  Interest Reserve Account  is not  in  the  name of any Person other than any Co‐Borrower, subject to Permitted Liens and the lien of the  Administrative Agent, for the benefit of the Secured Parties.  (iv) Each of  the Collection Account and  the  Interest Reserve Account constitutes a  “securities account” or “deposit account”, as applicable, as defined in the applicable UCC.  (v) Kudu, the applicable banking institution and the Administrative Agent, on behalf  of the Secured Parties, have entered into the Account Control Agreement with respect to each  of the Collection Account and Interest Reserve Account.  (vi) Each  Co‐Borrower  has  authorized  the  filing  of  all  appropriate  financing  statements  in  the proper  filing office  in  the appropriate  jurisdictions under Applicable  Law  in  order to perfect the security interest in the Collateral and that portion of the Portfolio Assets in  which a security interest granted to the Administrative Agent, on behalf of the Secured Parties,

  ‐ 65 ‐    NAI‐1515108520v22   under this Agreement may be perfected by filing; provided that filings in respect of real property  shall not be required.  (vii) Other than as expressly permitted by the terms of the Transaction Documents,  this Agreement and the security  interest granted to the Administrative Agent, on behalf of the  Secured  Parties,  pursuant  to  this  Agreement,  no  Co‐Borrower  has  pledged,  assigned,  sold,  granted a security interest in or otherwise conveyed any of the Collateral. No Co‐Borrower has  authorized  the  filing of and, as of  the Closing Date,  is not aware of any  financing  statements  against  any Co‐Borrower  that  include  a description of  collateral  covering  the Collateral other  than any financing statement  (A) that has been terminated or fully and validly assigned to the  Administrative Agent,  (B) reflecting  the  transfer of assets on a Release Date pursuant  to  (and  simultaneously  with  or  subsequent  to)  the  consummation  of  any  transaction  contemplated  under (and in compliance with the conditions set forth in) Section 2.11, or (C) for any Permitted  Lien. As of the Closing Date, no Co‐Borrower  is aware of the filing of any  judgment or Tax  lien  filings against any Co‐Borrower, other than Permitted Liens.  (viii) With  respect  to  any  Collateral  that  constitutes  a  “certificated  security,”  such  certificated security has been delivered  to  the Administrative Agent, on behalf of  the Secured  Parties and,  if  in registered  form, has been specially  Indorsed to the Administrative Agent,  for  the  benefit  of  the  Secured  Parties,  or  in  blank  by  an  effective  Indorsement  or  has  been  registered in the name of the Administrative Agent, for the benefit of the Secured Parties, upon  original issue or registration of transfer by a Co‐Borrower of such certificated security.  (ix) With respect to any Collateral that constitutes an “uncertificated security”, each  Co‐Borrower  shall  either  (x)  cause  the  issuer  of  such  uncertificated  security  to  register  the  Administrative  Agent,  on  behalf  of  the  Secured  Parties,  as  the  registered  owner  of  such  uncertificated security or (y) cause the issuer of such uncertificated security to agree to comply  with instructions of the Administrative Agent without further consent of such Co‐Borrower.  SECTION 4.02 Representations  of  the  Co‐Borrowers  Relating  to  the  Agreement  and  the  Collateral. The Co‐Borrowers,  jointly and  severally, hereby  represent  to  the Secured Parties as of  the  Closing Date and each Advance Date as follows:  (a) Eligibility of Collateral. (i) Schedule I and each Borrowing Base Certificate is an accurate  and complete listing of all the Portfolio Assets contained in the Collateral and included in the Borrowing  Base on the date delivered, and the  information contained therein with respect to the  identity of such  item of Collateral and the amounts owing thereunder  is true and correct  in all material respects as of  such date, (ii) each Portfolio Asset designated as  included  in the Borrowing Base on Schedule  I or any  Borrowing Base Certificate as an Eligible Portfolio Asset and each Portfolio Asset included as an Eligible  Portfolio Asset in any calculation of the Borrowing Base is an Eligible Portfolio Asset, (iii) the Loan Parties  have complied in all material respects with the requirements of this Agreement, and (iv) with respect to  each  such  item of Collateral,  all  consents,  licenses,  approvals or  authorizations of or  registrations or  declarations of any Governmental Authority or any Person required to be obtained, effected or given by  a  Loan  Party  in  connection  with  the  grant  of  a  security  interest  in  each  item  of  Collateral  to  the  Administrative Agent, for the benefit of the Secured Parties, have been duly obtained, effected or given  and are in full force and effect.

  ‐ 66 ‐    NAI‐1515108520v22   (b) Eligible Portfolio Assets. The Eligible Portfolio Assets as of the Closing Date are set forth  on Schedule I and are owned by the Loan Parties.   (c) Portfolio Assets. Each Portfolio Asset  included  in the Borrowing Base will be evidenced  by Required Portfolio Documents evidencing each Loan Party, as applicable, as owner thereof. As of the  Closing Date, no Portfolio Asset included in the Borrowing Base and held, directly or indirectly, by a Loan  Party is held in a securities account.  (d) Change of Control. As of the Closing Date or, if later, on the date of acquisition thereof,  no Required Portfolio Document contains provisions prohibiting the pledge of the Portfolio Assets that  are included in the Borrowing Base for which consent to pledge such Collateral has not been received.  (e) No Fraud. To the knowledge of the Responsible Persons of each Loan Party as of the  Closing Date, each Portfolio Asset was originated without any fraud or material misrepresentation on  the part of the Obligor or Transferor, if any, of such Portfolio Asset.  SECTION 4.03 Representations  of  the  Servicer.  The  Servicer  hereby  represents,  as  of  the  Closing Date, as of each applicable Cut‐Off Date, as of each applicable Advance Date and  as of each  Reporting Date, as follows:  (a) Organization;  Power  and  Authority.  It  is  a  duly  organized  and  validly  existing  as  a  national banking association  in good  standing under  the  laws of  the United  States.  It has  full power,  authority and legal right to execute, deliver and perform its obligations as Servicer under this Agreement  and the other Transaction Documents to which it is a party.  (b) Due  Authorization.  The  execution  and  delivery  of  this  Agreement  and  the  other  Transaction Documents  to which  it  is a party and  the consummation of  the  transactions provided  for  herein and therein have been duly authorized by all necessary organizational action on its part.  (c) No Conflict.  The execution  and delivery of  this Agreement  and  the other Transaction  Documents to which it is a party, the performance of the transactions contemplated hereby or thereby  and  the  fulfillment  of  the  terms  hereof  or  thereof will  not  conflict with,  result  in  any  breach  of  its  organizational documents or any of the terms and provisions of, or constitute (with or without notice or  lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or  other instrument to which the Servicer is a party or by which it or any of its property is bound.  (d) No Violation. The execution and delivery of this Agreement and  the other Transaction  Documents, the performance of the transactions contemplated hereby and thereby and the fulfillment  of  the  terms hereof and  thereof will not conflict with or violate,  in any respect, any Applicable Law  if  compliance  therewith  is  necessary  (i)  to  ensure  the  enforceability  of  any  Portfolio  Asset  or  (ii)  for  Servicer to perform its obligations under this Agreement in accordance with the terms hereof.  (e) All  Consents  Required;  No  Proceedings  or  Injunction.  All  approvals,  authorizations,  consents, orders or other actions of any Person or Governmental Authority applicable to the Servicer,  required  in  connection with  the execution and delivery of  this Agreement and  the other Transaction  Documents  to which  it  is a party,  the performance by  the Servicer of  the  transactions  contemplated  hereby  and  thereby  and  the  fulfillment  by  the  Servicer  of  the  terms  hereof  and  thereof  have  been  obtained to the extent necessary (i) to ensure the enforceability of any Portfolio Asset or (ii) for Servicer  to  perform  its  obligations  under  this  Agreement  in  accordance with  the  terms  hereof.  There  is  no

  ‐ 67 ‐    NAI‐1515108520v22   litigation, proceeding or investigation pending or, to the knowledge of the Servicer, threatened against  the Servicer, before any Governmental Authority  (A) asserting  the  invalidity of  this Agreement or any  other  Transaction Document  or  (B) seeking  to  prevent  the  consummation  of  any  of  the  transactions  contemplated by  this Agreement or any other Transaction Document. No  injunction, writ,  restraining  order or other order of any nature adversely affects the Servicer’s performance of its obligations under  this Agreement or any Transaction Document to which the Servicer is a party.  (f) Validity, Etc. The Agreement and the other Transaction Documents to which it is a party  constitute  the  legal,  valid  and  binding  obligation  of  the  Servicer,  enforceable  against  the  Servicer  in  accordance with  its terms, except as such enforceability may be  limited by applicable Bankruptcy Laws  and general principles of equity.  (g) Reports  Accurate.  All  Servicing  Reports  and  other  written  or  electronic  information,  exhibits, financial statements, documents, books, records or reports, in all cases, prepared and furnished  by the Servicer in connection with this Agreement are, as of their date, accurate, true and correct in all  material respects, and no such document contains any material misstatement of fact or omits to state a  material fact or any fact necessary to make the statements contained therein not misleading; provided  that  for  the  purposes  of  the  production  by  the  Servicer  of  any  reports,  documents  or  information  required under this Agreement, the Servicer may conclusively rely (absent bad faith or manifest error,  and without  investigation,  inquiry,  independent  verification  or  any  duty  or  obligation  to  recompute,  verify, or recalculate any of the amounts and other information contained in) on any reports, documents  or information provided to it by any Obligor or any other third party without any liability to the Servicer  for such reliance.  (h) Servicing Standard. The Servicer has complied in all material respects with the Servicing  Standard with regard to the servicing of the Portfolio Assets.  (i) Collections. All Available Collections received by the Servicer or its Affiliates with respect  to  the Collateral are held  for  the benefit of  the Administrative Agent,  for  the benefit of  the Secured  Parties, until deposited into the Collection Account as provided herein.  (j) Servicer  Termination  Event.  No  event  has  occurred  which  constitutes  a  Servicer  Termination Event  (other  than any Servicer Termination Event which has previously been disclosed to  the Administrative Agent as such).   SECTION 4.04 Representations of each  Lender.  (a) No  Lender Covered Entity  is a Sanctioned  Person  and  (b)  the  funds  used  to  fund Advances,  to  the  extent  received  from  such  Lender,  are  not  derived from any unlawful activity. Each Lender covenants and agrees that  it shall promptly notify the  Servicer in writing upon obtaining actual knowledge of the occurrence of a Reportable Compliance Event  with respect to any Lender Covered Entity, except to the extent such notice is prohibited by Applicable  Law.  SECTION 4.05 Representations of Holdings. Holdings hereby represents to the Secured Parties  solely in respect of itself as of the Closing Date and each Advance Date as follows:  (a) Organization,  Good  Standing  and  Due  Qualification.  Holdings  is  a  limited  liability  company duly organized, validly existing and in good standing under the laws of the State of Delaware,  with all requisite limited liability company power and authority necessary to own the US Pledged Equity  and  to  conduct  its  business  as  such  business  is  presently  conducted. Holdings  is  (i)  has  obtained  all

  ‐ 68 ‐    NAI‐1515108520v22   licenses and approvals necessary to own  its assets and to transact the business  in which  it  is engaged,  and (ii) is duly qualified and in good standing in each jurisdiction where the transaction of such business  or  its ownership of  the US Pledged Equity requires such qualification except,  in  the case of clauses  (i)  and (ii), as would not reasonably be expected to have a Material Adverse Effect.  (b) Power  and  Authority;  Due  Authorization;  Execution  and  Delivery.  Holdings  (i) has  all  requisite  limited  liability company power and authority to  (A) execute and deliver this Agreement and  the other Transaction Documents  to which  it  is a party and  (B) perform and  carry out  its obligations  pursuant to this Agreement and the other Transaction Documents to which it is a party and (ii) has taken  all necessary  action  to  (A) authorize  the  execution, delivery  and performance of  this Agreement  and  each of the other Transaction Documents to which it is a party, (B) grant to the Administrative Agent, for  the benefit of the Secured Parties, a first priority perfected security interest in the US Pledged Equity on  the  terms  and  conditions  of  this  Agreement  and  the  other  Transaction  Documents,  subject  only  to  Permitted  Liens,  and  (C) authorize  the  Servicer  to  perform  the  actions  contemplated  herein.  This  Agreement and each other Transaction Document to which Holdings is a party have been duly executed  and delivered by Holdings.  (c) Binding Obligation.  This Agreement  and  each of  the other  Transaction Documents  to  Holdings  is a party constitutes  the  legal, valid and binding obligation of Holdings, enforceable against  Holdings in accordance with their respective terms, except as the enforceability hereof and thereof may  be limited by Bankruptcy Laws and by general principles of equity (whether considered in a proceeding  in equity or at law).  (d) All Consents Required. No consent of any other party and no consent, license, approval  or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is  required  in connection with  the execution, delivery or performance by Holdings of  this Agreement or  any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any  such Transaction Document or a grant of a security interest in the US Pledged Equity, other than such as  have been waived, met or obtained and are in full force and effect or where the failure to do so would  not reasonably be expected to result in a Material Adverse Effect.  (e) No Violation. The execution, delivery and performance of this Agreement and the other  Transaction  Documents  and  all  other  agreements  and  instruments  required  to  be  executed  and  delivered or  required  to  be  executed  and delivered  in  connection with  the  Transfer of  any  Portfolio  Asset will not (i) conflict with, result  in any breach of any of the terms and provisions of, or constitute  (with or without notice or lapse of time or both) a default under, the Holdings’ Constituent Documents  (ii) result  in the creation or  imposition of any Lien on the Collateral other than Permitted Liens or  (iii)  violate any Applicable Law in any material respect or (iv) violate any material contract or other material  agreement to which the Holdings  is a party or by which the or any property or assets of the Holdings  may be bound, except in the case of clause (iv) as would not reasonably be expected to have a Material  Adverse Effect.  (f) No  Proceedings;  No  Injunctions.  There  is  no  litigation,  proceeding  or  investigation  pending or, to the knowledge of any Responsible Person of Holdings, threatened against Holdings before  any  Governmental  Authority  (i) asserting  the  invalidity  of  this  Agreement  or  any  other  Transaction  Document,  (ii) seeking  to prevent  the  consummation of any of  the  transactions contemplated by  this  Agreement or any other Transaction Document or (iii) in which Holdings, in its good faith determination,

  ‐ 69 ‐    NAI‐1515108520v22   has  determined  that  there  is  a  reasonable  probability  of  an  adverse  determination  and which,  if  so  adversely determined, individually or in the aggregate, would result in a Material Adverse Effect.  (g) Insider. Holdings  is  not  an  “executive  officer,”  “director,”  or  “person who  directly  or  indirectly or acting through or in concert with one or more persons owns, controls, or has the power to  vote more than 10% of any class of voting securities” (as those terms are defined in 12 U.S.C. §375b or  in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any  Lender  is  a  subsidiary,  or  of  any  subsidiary,  of  a  bank  holding  company  of  which  any  Lender  is  a  subsidiary, or, to the knowledge of any Responsible Person of Holdings, any bank at which any Lender  maintains a correspondent account, or of any bank which maintains a correspondent account with any  Lender.  (h) No  Liens.  The  Equity  Interests  of  each  Co‐Borrower  owned,  directly  or  indirectly,  by  Holdings are free and clear of any Liens except for Permitted Liens.  (i) Investment  Company  Act.  Holdings  is  not  required  to  register  as  an  “investment  company” under the provisions of the 1940 Act.  (j) Compliance with Applicable Law. Except as would not,  individually or  in the aggregate,  reasonably be expected to result in a Material Adverse Effect, Holdings has complied with all Applicable  Laws to which it may be subject.  (k) [Reserved].  (l) Sanctions and Anti‐Terrorism Laws and Anti‐Money Laundering Laws. Neither Holdings,  nor  any of  their directors, officers or employees  is  (i)  a  Sanctioned Person;  (ii)  located, organized or  resident in a Sanctioned Country; or (iii) engaging in any dealings or transactions that would result in a  material  violation  of  Sanctions  and  Anti‐Terrorism  Laws  or  Anti‐Money  Laundering  Laws.  Holdings  covenants and agrees that it shall promptly notify the Servicer in writing upon a Responsible Person of a  Co‐Borrower obtaining knowledge of the occurrence of a Reportable Compliance Event with respect to  Holdings or an Obligor, except to the extent such notice is prohibited by Applicable Law.  (m) [Reserved].  (n) No Plan Assets. No assets of Holdings include (x) Plan Assets or (y) “plan assets” of any  governmental plan that is subject Similar Law. None of the transactions or services contemplated under  this Agreement or  the other Transaction Documents,  including  exercise of  rights with  respect  to  the  Collateral  and  performance  of  its  duties  by  the  Servicer,  constitutes  or will  result  in  a  non‐exempt  prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any violation of Similar  Law.  (o) Security Interest.  (i) The US Pledged Equity  issued by each Co‐Borrower has been duly and validly  authorized and issued by such Co‐Borrower.  (ii) This Agreement  creates a valid and  continuing  security  interest  (as defined  in  the applicable UCC) in the US Pledged Equity in favor of the Administrative Agent, on behalf of

  ‐ 70 ‐    NAI‐1515108520v22   the  Secured  Parties, which  security  interest  is  prior  to  all  other  Liens  (except  for  Permitted  Liens), and is enforceable as such against creditors of and purchasers from Holdings.  (iii) Holdings has authorized the filing of all appropriate financing statements in the  proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the  security interest in the US Pledged Equity.  (iv) Other than as expressly permitted by the terms of the Transaction Documents,  this Agreement and the security  interest granted to the Administrative Agent, on behalf of the  Secured Parties, pursuant to this Agreement, Holdings has not pledged, assigned, sold, granted a  security  interest  in  or  otherwise  conveyed  any  of  the  US  Pledged  Equity.  Holdings  has  not  authorized  the  filing of,  and as of  the Closing Date  is not aware of any  financing  statements  against Holdings that include a description of collateral covering the US Pledged Equity As of the  Closing  Date,  Holdings  is  not  aware  of  the  filing  of  any  judgment  or  Tax  lien  filings  against  Holdings, other than Permitted Liens.  (v) Holdings with respect to Kudu and Kudu US, and Kudu with respect to Kudu US,  consents to the transfer of any US Pledged Equity to the Administrative Agent or  its designee,  following,  and  during  the  occurrence  of,  an  Event  of Default  and  to  the  substitution  of  the  Administrative Agent or  its designee as a member  in each Co‐Borrower with all the rights and  powers related thereto, subject to the terms of this Agreement.  (vi) The US Pledged Equity  shall not be  represented by a certificate unless  (A) the  limited  liability company agreement of each Co‐Borrower expressly provides that such  interest  shall be a “security” within the meaning of Article 8 of the UCC of the applicable jurisdiction and  (B) such certificate shall be delivered as provided in clause (vii) below.  (vii) If any portion of the US Pledged Equity constitutes a “certificated security,” such  certificated security has been delivered  to  the Administrative Agent, on behalf of  the Secured  Parties and,  if  in registered  form, has been specially  Indorsed to the Administrative Agent,  for  the  benefit  of  the  Secured  Parties,  or  in  blank  by  an  effective  Indorsement  or  has  been  registered in the name of the Administrative Agent, for the benefit of the Secured Parties, upon  original issue or registration of transfer by Holdings of such certificated security.  (viii) If any portion of the US Pledged Equity constitutes an “uncertificated security”,  each Co‐Borrower hereby agrees to comply with  instructions of the Administrative Agent with  respect to such US Pledged Equity without further consent of Holdings.  (ix) Except as permitted pursuant  to Section 5.06(f), Holdings’  location  (within  the  meaning of Article 9 of  the UCC)  is Delaware. Except as permitted pursuant  to Section 5.06(f),  the  principal  place  of  business  and  chief  executive  office  of  Holdings  (and  the  location  of  Holdings’  records  regarding  the  US  Pledged  Equity  (other  than  those  delivered  to  the  Administrative  Agent  pursuant  to  this  Agreement))  is  located  at  its  address  referred  to  in  Section 11.02.  (p) Tax Returns. All material tax returns (including all material foreign, federal, State,  local  and other tax returns whether filed on a standalone or group basis) required to be filed by, on behalf of  or with respect to the income and assets of Holdings has been timely filed and Holdings is not liable for  Taxes payable by any other Person. Holdings has paid all Taxes, assessments and other governmental

  ‐ 71 ‐    NAI‐1515108520v22   charges made against  it or any of  its property except  for  those Taxes, assessments or  charges being  contested  in good  faith by appropriate proceedings and  in  respect of which  it has established proper  reserves  in accordance with Applicable Accounting Principles, on  its books. Holdings  is resident for Tax  purposes only  in the  jurisdiction under whose  laws  it  is organized as of the Closing Date and does not  have a branch, agency or permanent establishment in any other jurisdiction for Tax purposes.  ARTICLE V.  GENERAL COVENANTS  SECTION 5.01 Affirmative  Covenants  of  the  Loan  Parties.  From  the  Closing  Date  until  the  Facility Termination Date:  (a) Compliance with Constituent Documents and Scope of Business. Except as would not,  individually or  in the aggregate, reasonably be expected to result  in a Material Adverse Effect, the Co‐ Borrowers will observe all organizational procedures  required by  its Constituent Documents. Without  limiting  the  foregoing,  each Co‐Borrower will  limit  the  scope of  its business  to:  (i)  the  acquisition of  Portfolio Assets and  the ownership and management of  the Portfolio Assets and  the related assets  in  the  Collateral  Portfolio,  (ii)  the  sale,  transfer  or  other  disposition  of  Portfolio  Assets  as  and  when  permitted under  the Transaction Documents,  (iii) entering  into and performing under  the Transaction  Documents,  consenting  or  withholding  consent  as  to  proposed  amendments,  waivers  and  other  modifications of the Equity  Investment Agreements to the extent not  in conflict with the terms of this  Agreement or any other Transaction Document,  (iv) exercising any rights  (including but not  limited  to  voting rights and rights arising in connection with a Bankruptcy Event with respect to an Obligor or the  consensual or non‐judicial restructuring of the debt or equity of an Obligor) or remedies  in connection  with  the  Portfolio Assets  and  participating  in  the  committees  (official  or  otherwise)  or  other  groups  formed by creditors of an Obligor to the extent not in conflict with the terms of this Agreement or any  other  Transaction  Document,  (v)  acquiring  Portfolio  Assets  directly  from  third‐parties  (other  than  Holdings)  on  an  arms‐length  basis,  (vi)  contracting with  third–parties  to  provide  services  as may  be  required from time to time by a Co‐Borrower in connection with the Transaction Documents, including  legal, investment, accounting, data processing, administrative and management services, (vii) taking any  and  all  other  action  necessary  to maintain  the  existence  of  each  Co‐Borrower  as  a  limited  liability  company in good standing under the laws of the State of Delaware and/or to qualify each Co‐Borrower  to do business as a  foreign  limited  liability  company  in any other  state  in which  such qualification  is  required, and (viii) engaging in those lawful activities, including entering into other agreements and any  amendments, supplements or restatements to the Transaction Documents to which it is a party or such  other  agreements  and  issuing  any other  instruments,  that  are necessary,  convenient or  advisable  to  accomplish the foregoing or are incidental thereto or in connection therewith.  (b) Preservation  of  Existence.  Subject  to  Section 5.02(e),  each  Co‐Borrower will  preserve  and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of  its formation and will promptly obtain and thereafter maintain qualifications to do business as a limited  liability  company  in any other  jurisdiction  in which  it does business and  in which  it  is  required  to  so  qualify under Applicable Law, except where the failure to so qualify would not reasonably be expected  to have a Material Adverse Effect.  (c) Deposit of Misdirected Collections. Each Loan Party shall promptly (but in no event later  than two (2) Business Days after receipt and identification thereof) deposit or cause to be deposited into  the Collection Account any and all Available Collections received by such Loan Party.

  ‐ 72 ‐    NAI‐1515108520v22   (d) Material  Investment  Event.  The  Administrative  Borrower  shall  give  prompt  written  notice to the Lenders upon receipt of actual knowledge of any Material Investment Event with respect  to any Eligible Portfolio Asset  to  the extent  such Material  Investment Event  reduces  the value of  the  Borrowing Base and shall make any necessary adjustments to the calculation of as a result thereof.  (e) Rating  Agency  Information;  Maintenance  of  Credit  Rating.  The  Co‐Borrowers  shall  provide  the  applicable  NRSRO  that  is  then  engaged  by  the  Co‐Borrowers  to  rate  the  Advances,  as  applicable, with all available  information that is reasonably requested by such NRSRO, as applicable,  in  connection with its rating of the Advances.  (f) Required  Portfolio  Documents.  The  Administrative  Borrower  shall  deliver  to  the  Servicer, upon the written request of the Servicer, the Required Portfolio Documents and the Portfolio  Asset Checklist pertaining  to  each  Portfolio Asset  after  the Cut‐Off Date  pertaining  to  such  Portfolio  Asset.  (g) Notice of Event of Default. Each Loan Party shall promptly (and in any event within two  (2) Business Days) notify the Administrative Agent in writing of the occurrence of each Potential Default  or  Event  of Default  (conspicuously  labeled  as  a  “Notice  of  Potential Default”  or  “Notice  of  Event  of  Default”) of which a Responsible Person of such Loan Party has knowledge or has received notice and no  later  than  three  (3) Business Days  following  such written notice,  such  Loan Party will provide  to  the  Administrative Agent a written statement of a Responsible Person of such Loan Party setting forth the  details of such event and the action that such Loan Party proposes to take with respect thereto.  (h) Special Purpose Entity Requirements.   Separate Entity. The Co‐Borrowers are operated  as a combined entity with assets and  liabilities distinct and separate  from  those of Holdings, and any  Affiliates thereof (other than the UK Guarantors), and each Co‐Borrower hereby acknowledges that the  Administrative  Agent  and  the  Lenders  are  entering  into  the  transactions  contemplated  by  this  Agreement  in  reliance upon  the Co‐Borrowers’  identity  as  separate  legal  entities  from Holdings,  and  from each such other Affiliate of Holdings (other than the UK Guarantors).  (i) Notice of Litigation. Each Co‐Borrower shall promptly notify the Administrative Agent of  the filing or commencement of any action, suit, investigation or proceeding by or before any arbitrator  or Governmental Authority against any Co‐Borrower or Holdings,  including pursuant  to any applicable  Environmental  Laws,  that  would  reasonably  be  expected  to  be  adversely  determined,  and,  if  so  determined, would  reasonably  be  expected  to  result  in  liability  of  any  Co‐Borrower  in  an  aggregate  amount exceeding $10,000,000.  (j) Notice  of  ERISA  Events.  Each  Co‐Borrower  and  Holdings  shall  promptly  notify  the  Administrative Agent after a Responsible Person of such Co‐Borrower and Holdings obtains knowledge  of the occurrence of any ERISA Event with respect to any Pension Plan or Multiemployer Plan that would  reasonably  be  expected  to  result  in  a  Material  Adverse  Effect  and  shall  furnish  a  statement  of  a  Responsible Person of such Co‐Borrower or Holdings setting forth the details as to such event and the  action,  if  any,  the  Co‐Borrowers, Holdings  or,  if  applicable,  an  ERISA  Affiliate  proposes  to  take with  respect  thereto  and,  when  known,  any  action  taken  or  threatened  by  the  IRS,  the  United  States  Department of  Labor or  the PBGC with  respect  thereto. Each Co‐Borrower and Holdings will provide  evidence, upon reasonable request by the Administrative Agent, that none of its assets or assets of the  Co‐Borrowers  include  (x) Plan Assets or  (y)  “plan assets” of any governmental plan  that  is  subject  to  Similar Law.

  ‐ 73 ‐    NAI‐1515108520v22   (k) Notice of Accounting Changes. Promptly and in any event within three (3) Business Days  after  the effective date  thereof,  the Administrative Borrower will provide  to  the Administrative Agent  notice of any material change in the accounting policies of the Co‐Borrowers.  (l) Notice of Amendment or Modification. Prompt notice of any proposed amendments or  modifications made to the Constituent Documents of the Co‐Borrowers together with clean and marked  copies of each relevant document highlighting the proposed or effected amendments or modifications  as made.  (m) Additional  Information;  Additional  Documents.  The  Administrative  Borrower  shall  provide the Administrative Agent with any financial or other  information reasonably requested by the  Administrative Agent (acting at the direction of the Majority Lenders) evidencing the truthfulness of the  representations set forth in this Agreement. Notwithstanding anything to the contrary in this provision,  neither  the  Co‐Borrowers,  not  their  respective  Affiliates  will  be  required  to  disclose,  permit  the  inspection,  examination  or making  copies  or  abstracts  of,  or  discuss,  any  document,  information  or  other matter  that  (i) constitutes  non‐financial  trade  secrets  or  non‐financial  proprietary  information,  (ii) in  respect  of  which  disclosure  to  the  Administrative  Agent  or  any  Lender  (or  their  respective  representatives or agents) is prohibited by law or (iii) in the Co‐Borrowers’ or their respective Affiliates’  reasonable  judgment, would  compromise any attorney‐client privilege, privilege afforded  to attorney  work  product  or  similar  privilege;  provided  that  the  Administrative  Borrower  shall  make  available  redacted versions of  requested documents or,  if unable  to do  so  consistent with  the preservation of  such  privilege,  shall make  commercially  reasonable  efforts  to  disclose  information  responsive  to  the  requests of the Administrative Agent, any Lender or any of their respective representatives and agents,  in a manner that will protect such privilege.   (n) Protection  of  Security  Interest.  The  Co‐Borrowers  will  take  all  action  reasonably  necessary to perfect, protect and more fully evidence the Co‐Borrowers’ ownership of the Collateral free  and clear of any Lien other  than  the Lien created hereunder and Permitted Liens,  including  (i) at  the  expense of  the Co‐Borrowers,  taking all action necessary  to  cause a valid,  subsisting and enforceable  first  priority  perfected  security  interest,  subject  only  to  Permitted  Liens,  to  exist  in  favor  of  the  Administrative  Agent  (for  the  benefit  of  the  Secured  Parties)  in  the  Co‐Borrowers’  interests  in  the  Collateral,  including  the  filing  of  a UCC  financing  statement  in  the  applicable  jurisdiction  adequately  describing  the  Collateral  (which may  include  an  “all  asset”  filing),  and  naming  each  Co‐Borrower  as  debtor  and  the  Administrative  Agent  as  the  secured  party,  and  filing  continuation  statements,  amendments  or  assignments with  respect  thereto  in  such  filing  offices  (including  any  amendments  thereto  or  assignments  thereof)  and  (ii)  taking  all  additional  action  that  the  Servicer  or  the  Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective  first priority (subject to Permitted Liens) perfected security interests of the parties to this Agreement in  the Collateral, or to enable the Servicer or the Administrative Agent to exercise or enforce any of their  respective rights hereunder.  (o) Liens. Each Loan Party will promptly notify the Administrative Agent of the existence of  any material  Lien  on  the  Collateral  known  to  a  Responsible  Person  of  such  Loan  Party  (other  than  Permitted  Liens)  and  each  Loan  Party  shall  defend  the  right,  title  and  interest  of  the Administrative  Agent, for the benefit of the Secured Parties,  in, to and under the Collateral against all claims of third  parties  to  the  extent  commercially  reasonable  to  do  so  (as  determined  by  the  Loan  Party  in  their  reasonable discretion), other than with respect to Permitted Liens.

  ‐ 74 ‐    NAI‐1515108520v22   (p) No Changes in Fees. The Co‐Borrowers will not make any changes to the Fees or amend,  restate,  supplement  or  otherwise modify  the  Fee  Letters  in  any material  respect without  the  prior  written approval of the Majority Lenders and the applicable parties to such Fee Letters.  (q) Compliance with Applicable Law. Except as would not,  individually or  in the aggregate,  reasonably be expected to result in a Material Adverse Effect, the Co‐Borrowers shall at all times comply  with all Applicable Law (including Environmental Laws, and all federal securities laws).  (r) Proper Records. The Co‐Borrowers shall at all times keep proper books of records and  accounts in which full, true and correct entries, in all material respects, shall be made of its transactions  in accordance with Applicable Accounting Principles and set aside on its books from its earning for each  fiscal  year  all  such  proper  reserves  in  accordance  with  Applicable  Accounting  Principles.  Each  Co‐ Borrower  shall  account  for  the  Transfer  to  it  from  the  Transferor  of  the  Portfolio Asset  under  each  Portfolio Asset Assignment as a Transfer of such Portfolio Asset in its books and records.  (s) Satisfaction of Obligations. Each Co‐Borrower shall pay, discharge or otherwise satisfy at  or before maturity or before they become delinquent, as the case may be, all its obligations of whatever  nature,  except  where  the  amount  or  validity  thereof  is  currently  being  contested  in  good  faith  by  appropriate proceedings and  reserves with  respect  thereto have been provided on  the books of such  Co‐Borrower.  (t) Payment  of  Taxes.  Each  Co‐Borrower  shall  pay  and  discharge  (i)  all material  Taxes,  levies,  liens and other charges on  it or  its assets and on  the Collateral  that, with  respect  to  such Co‐ Borrower,  in any manner would create any Lien or charge upon  such Collateral, except  for Permitted  Liens,  and  (ii)  any  such  Taxes  that  are  being  appropriately  contested  in  good  faith  by  appropriate  proceedings diligently conducted and with respect  to which adequate reserves have been provided  in  accordance with Applicable Accounting Principles.  (u) Tax  Treatment.  Each  Co‐Borrower  and  the  Lenders  intend  to  treat  the  Advances  advanced hereunder as indebtedness of such Co‐Borrower (or, so long as such Co‐Borrower is treated as  a disregarded entity  for U.S.  federal  income  tax purposes, as  indebtedness of  the entity of which  it  is  considered  to be a part)  for U.S.  federal  income  tax purposes and shall  file any and all  tax  forms  in a  manner consistent therewith, unless otherwise required by Applicable Law.  (v) Notification  Forms.  After  the  occurrence  and  during  the  continuance  of  an  Event  of  Default,  Holdings  and  each  Co‐Borrower  shall  furnish  the  Administrative  Agent  or  the  Servicer,  as  applicable, with an appropriate power of attorney  in the form of Exhibit H to send (at the direction of  the Majority Lenders) notification forms to the Obligors or any agent, administrative agent, servicer or  other person, as applicable, of the Administrative Agent’s interest in the Collateral and the obligation to  make  payments  as  directed  by  the  Administrative  Agent  (acting  at  the  direction  of  the  Majority  Lenders).  (w) Passthrough Entity. Each Co‐Borrower will be disregarded as an entity separate from its  owner pursuant  to Treasury Regulation  Section 301.7701‐3(b) or  a partnership  (other  than  a publicly  traded partnership) for U.S. federal  income tax purposes, and neither such Co‐Borrower nor any other  Person on its behalf shall make an election to be, or take or permit any other action that is reasonably  likely to result in such Co‐Borrower being, treated as a corporation for U.S. federal income tax purposes.   Each Co‐Borrower shall, whenever relevant, make an election under Section 6226 of the Code. Each Co‐

  ‐ 75 ‐    NAI‐1515108520v22   Borrower  shall not be  resident  for Tax purposes  in  any  jurisdiction other  than  the  jurisdiction under  whose  laws  it  is  incorporated  as  of  the  Closing  Date  or  have  a  branch,  agency  or  permanent  establishment in any other jurisdiction for Tax purposes.  (x) Access to Records. From time to time and, prior the occurrence and continuance of an  Event of Default, upon not  less  than  five  (5) Business Days advance notice, permit  the Administrative  Agent or any Person designated by the Administrative Agent and at the sole cost and expense of the Co‐ Borrowers, to, subject to Section 5.01(m), during normal hours, visit and inspect at reasonable intervals  the books, records and accounts of the Co‐Borrowers or any Person to which the Co‐Borrowers delegate  any  of  their  duties  under  the  Transaction  Documents,  in  each  case  relating  to  the  Co‐Borrowers’  business, financial condition, operations, assets and its performance under the Transaction Documents,  and  to make  copies  thereof  or  abstracts  therefrom,  and  to  discuss  the  foregoing with  its  and  such  Person’s officers, partners, employees and accountants, all as often as  the Administrative Agent may  reasonably request (acting at the direction of the Majority Lenders); provided that (i) the Administrative  Agent shall use all reasonable efforts to coordinate its inspections and (ii) so long as an Event of Default  has not occurred and is continuing, no more than one site visit may be conducted in any calendar year.  (y) Sanctions and Anti‐Terrorism, Anti‐Money Laundering and Anti‐Corruption Compliance.  Each Co‐Borrower shall maintain  in effect policies and procedures designed to promote compliance by  such Co‐Borrower and its officers, employees, and agents with applicable Sanctions and Anti‐Terrorism  Laws, Anti‐Money Laundering Laws and Anti‐Corruption Laws.  (z) Financial Reporting. The Administrative Borrower will furnish:  (i) within  120 days  after  the  end  of  each  fiscal  year  of  the  Loan  Parties,  commencing with  the  fiscal  year ended December 31, 2020,  to  the Administrative Agent and  each Lender audited consolidated statements of the Loan Party of assets, liabilities and capital,  and  audited  consolidated  statements  of  operations  and  cash  flow,  audited  by  a  firm  of  nationally recognized independent public accountants, as of the end of such fiscal year;  (ii) within  90 days  after  the  end  of  fiscal  quarter  of  each  fiscal  year  to  the  Administrative Agent and each Lender financial reports setting forth an update of the underlying  General  Partnership  Investments  and  upon  the  Administrative  Agent’s  or  any  Lender’s  reasonable  request,  the  underlying  reports  from  each  general  partner,  schedules  and  other  documentation used to generate such underlying reports;  (iii) within  60  days  after  the  end  of  each  fiscal  quarter,  (x)  to  the Administrative  Agent and each Lender and (y) to the Servicer and each Lender:  (A) an LTV Certificate as of the last day of such quarter;  (B) a Borrowing Base Certificate as of the last day of such quarter;   (C) an  updated  Schedule  I,  identifying  any  Portfolio  Assets  acquired  or  disposed  of  during  such month  in  accordance with  the  terms  hereof;  and  (D) with respect to each Obligor for each Portfolio Asset that was an Eligible  Portfolio Asset at any time during the applicable quarter, to the extent

  ‐ 76 ‐    NAI‐1515108520v22   received  by  any  Loan  Party  from  the  Obligor, make  available  to  the  Servicer and  the  Lenders upon  reasonable  request,  financial  reporting  packages  (including  applicable  financial  statements) delivered by  such  Obligor pursuant to the applicable Equity Investment Agreement to the  extent such financial reporting packages have been received during such  quarter.  provided,  that,  if  the  Loan  Parties  are  required  to  demonstrate  pro  forma  compliance with  the Maximum LTV Percentage  in connection with  the making  of  any  Advance  or  any  Sale  of  Eligible  Portfolio  Asset,  the  Administrative  Borrower will deliver to the Servicer and the Lenders an updated LTV Certificate  in connection therewith.  (iv) within 60 days after the end of each fiscal quarter, to the Administrative Agent  and  each  Lender  the  income  statement,  the  balance  sheet,  a  cash  flow  statement,  and  calculation of the Debt Service Coverage Ratio with respect to such fiscal quarter.  (aa) Additional  Reports.  The  Administrative  Borrower  will  furnish  to  the  Administrative  Agent  any  redacted  portfolio  level  data  and  reporting  as  may  be  reasonably  requested  by  the  Administrative Agent regarding the Eligible Portfolio Assets.  (bb) Additional Collateral and Guarantors. Upon the formation or acquisition thereof, the Co‐ Borrowers  shall  promptly  cause  any  direct  or  indirect  Subsidiary  formed  or  otherwise  purchased  or  acquired after  the Closing Date  to  (i) execute a  supplement  to  the Guaranty Agreement  in  form and  substance satisfactory  to  the Administrative   Agent and each other Transaction Document  reasonably  requested by  the Administrative   Agent, acting at  the direction of  the Majority Lenders,  (ii) obtain all  consents and approvals required to be obtained by  it  in connection with the execution and delivery of  the  aforementioned  joinder,  such  Transaction Documents,  as  applicable,  and  the  performance  of  its  obligations hereunder and thereunder and the granting by it of the Liens thereunder, and (iii) cause its  assets to be subject to a first priority perfected Lien (subject only to Permitted Liens that, pursuant to  the  terms  of  this  Agreement,  are  permitted  to  have  priority  over  the  Administrative  Agent’s  Liens  thereon)  in  favor  of  the  Administrative  Agent  for  the  benefit  of  the  Secured  Parties  and  take  such  actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect  or record such first priority Lien.    (cc) Pledges of Additional  Stock  and  Indebtedness. Promptly pledge  to  the Administrative  Agent  for  the  benefit  of  the  Secured  Parties,  all  the  Equity  Interest  of  each  Subsidiary  of  each  Co‐ Borrower formed or otherwise purchased or acquired after the Closing Date.  (dd) Post‐Closing Covenant.    The  Loan  Parties,  as  applicable,  shall  satisfy  the  Post  Closing  Conditions set forth in Schedule VII, unless otherwise waived by the Administrative Agent, acting at the  direction of the Majority Lenders.  SECTION 5.02 Negative Covenants of the Loan Parties. From the Closing Date until the Facility  Termination Date:  (a) Protection  of  Title.  Except  as  otherwise  permitted  under  this  Agreement,  the  Co‐ Borrowers  shall not  take  any  action which would directly or  indirectly materially  impair or  adversely  affect the Co‐Borrowers’ title to the Collateral Portfolio.

  ‐ 77 ‐    NAI‐1515108520v22   (b) Transfer  Limitations. Except  as permitted pursuant  to  Section 2.09(a),  Section 2.11 or  Section 5.02(l), the Loan Parties shall not transfer, assign, convey, grant, bargain, sell, set over, deliver or  otherwise dispose of, or pledge or hypothecate, directly or  indirectly, any  interest  in  the Collateral  to  any person other than the Administrative Agent for the benefit of the Secured Parties or in connection  with  Permitted  Liens,  or  engage  in  financing  transactions  or  similar  transactions with  respect  to  the  Collateral with any person other than pursuant to this Agreement and the other Transaction Documents.  (c) Indebtedness; Liens. The Co‐Borrowers shall not create, incur, assume or suffer to exist  any  Indebtedness other  than  the Obligations and Permitted Debt. The Co‐Borrowers  shall not create,  incur or permit  to exist any Lien  in or on any of  the Collateral subject  to  the Lien granted by  the Co‐ Borrowers pursuant to this Agreement, other than Permitted Liens. The Co‐Borrowers shall not permit  any  affiliated  or  intercompany  Indebtedness,  other  than  Permitted  Debt,  that  is  senior  to  the  Co‐ Borrowers’ interest in the Collateral to be incurred or created.  (d) Constituent Documents. No Co‐Borrower shall modify, amend,  terminate or otherwise  alter any Constituent Document of a Co‐Borrower  in any manner  that would materially and adversely  affect the  interests of the Lenders or would reasonably be expected to have a Material Adverse Effect  without the prior written consent of the Majority Lenders.   (e) Fundamental Changes. The Co‐Borrowers will not merge  into or  consolidate with any  other  Person,  or  sell,  transfer,  lease  or  otherwise  dispose  of  (in  one  transaction  or  in  a  series  of  transactions) all or substantially all of its assets (whether now owned or hereafter acquired) or liquidate  or dissolve  in whole or  in part  if such event would reasonably be expected to have a Material Adverse  Effect without the prior written consent of the Lenders.   (f) Business.  The  Co‐Borrowers  will  not  cease  to  be  engaged  in  business  of  the  type  authorized by its Constituent Documents.  (g) Formation of Subsidiaries. The Co‐Borrowers will not  form any Subsidiary unless  such  Subsidiary complies with Sections 5.01(aa) and 5.01(bb) of this Agreement or form any Subsidiary whose  Equity Interest is not wholly‐owned by a Loan Party.  (h) [Reserved].  (i) Special Purpose Entity Requirements.  Except as otherwise permitted by this Agreement,  the Co‐Borrowers  shall not become  insolvent or  fail  to pay  their  respective debts and  liabilities  from  their assets when due.  (j) Investment Company. No Co‐Borrower will become an “investment company” required  to be registered under the 1940 Act.  (k) Transactions with Affiliates. The Co‐Borrowers will not sell, lease, transfer or otherwise  dispose of any asset (which shall not include a redemption of such asset in accordance with its terms) to  any Affiliate of any Co‐Borrower unless such sale, lease, transfer or disposal is made in accordance with  the Constituent Documents of a Co‐Borrower.  (l) Use of Proceeds. The Co‐Borrowers  shall not use  the proceeds of any Advance other  than (a) to re‐finance the Co‐Borrowers’ existing Indebtedness, (b) to finance (i) the origination and/or  (ii)  the  acquisition of  and  investment  by  the Co‐Borrowers, directly or  indirectly,  in  Eligible  Portfolio

  ‐ 78 ‐    NAI‐1515108520v22   Assets,  (c)  to  pay  transaction  fees  and  expenses  due  and  payable  by  the  Co‐Borrowers  under  this  Agreement and with respect to Eligible Portfolio Assets and (d) for general company purposes.  (m) Anti‐Money  Laundering;  Sanctions  and Anti‐Terrorism.  The proceeds of  the Advances  shall not be used by any Co‐Borrower, and no Co‐Borrower will directly or, knowingly,  indirectly  lend,  contribute or otherwise make available such proceeds to any other Person, (i) to fund any activities or  business of or with any Person that  is a Sanctioned Person, or  in any country or territory, that, at the  time of such funding, is, or whose government is, a Sanctioned Country, to the extent that such funding  would be prohibited by Sanctions or would otherwise cause any Person to be in breach of Sanctions or  (ii) in any other manner that would result in a violation of any Anti‐Money Laundering Law or Sanctions  and Anti‐Terrorism Law by any Person or could cause Lender or any Lender Covered Entity to become a  Sanctioned Person.  (n) Anti‐Corruption Compliance. The proceeds of the Advances shall not be used by any Co‐ Borrower,  and  no  Co‐Borrower will,  directly  or,  knowingly,  indirectly  lend,  contribute,  or  otherwise  make available such proceeds to any other Person, in furtherance of an offer, payment, promise to pay,  or authorization of the payment or giving of money, or anything else of value, to any Person in violation  in any material respect of any Anti‐Corruption Laws.  (o) ERISA Matters.  Except  as would  not  reasonably  be  expected  to  result  in  a Material  Adverse Effect, no Co‐Borrower nor Holdings will permit to exist any occurrence of any ERISA Event. The  Co‐Borrowers will not  take any action, omit  to  take any action or permit any other party  to  take any  action that would result in its assets, or the assets of Holdings or the Fund,  including (x) Plan Assets or  (y) “plan assets” of any governmental plan  that  is subject  to Similar Law. None of  the  transactions or  services contemplated under this Agreement or the other Transaction Documents, including exercise of  rights with  respect  to  the Collateral and performance of  its duties by  the Servicer, constitutes or will  result in a non‐exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or  any violation of Similar Law.  (p) Change  of  Jurisdiction,  Location, Names  or  Location  of  Portfolio Asset  Files. No  Loan  Party shall change the jurisdiction of its formation, change the location of its principal place of business  and  chief executive office or make any  change  to  its name or use any  tradenames,  fictitious names,  assumed names, “doing business as” names or other names unless, prior  to  the effective date of any  such  change  in  the  jurisdiction  of  its  formation,  change  in  location  or  name  change  or  use,  the  Administrative Borrower provides at least ten (10) days prior written notice thereof and delivers to the  Administrative Agent such financing statements as the Administrative Agent (acting at the direction of  the Majority Lenders) may request to reflect such change in the jurisdiction of its formation, change in  location or name change or use, together any other documents and  instruments as the Administrative  Agent (acting at the direction of the Majority Lenders) may reasonably request in connection therewith.  No Loan Party  shall move, or  to  the extent  in  the possession of  the Servicer,  consent  to  the Servicer  moving,  the Portfolio Asset Files  from  the  location  thereof on  the Closing Date or applicable Advance  Date, unless the Administrative Agent (acting at the direction of the Majority Lenders) shall consent to  such move in writing, such consent not to be unreasonably withheld, conditioned or delayed.  (q) Portfolio Asset Assignments. No Loan Party will amend, modify, waive or terminate any  provision of any Portfolio Asset Assignment  in any manner  that would materially and adversely affect  the interests of the Lenders without the prior written consent of the Majority Lenders.

  ‐ 79 ‐    NAI‐1515108520v22   (r) Restricted Junior Payments. No Loan Party shall make (i) distributions of Portfolio Assets  except as expressly contemplated under Section 2.11  so  long as no Event of Default or other Market  Trigger Event has occurred or  (ii) any Restricted  Junior Payment, except  that a  Loan Party may make  Restricted Junior Payments so long as no Event of Default or other Market Trigger Event has occurred in  accordance with Section 2.09, and both before and after giving effect thereto, the Loan Parties, taken as  a whole, are Solvent.  SECTION 5.03 Affirmative Covenants of  the Servicer. From  the Closing Date until  the Facility  Termination Date:  (a) Compliance with Applicable Law. The Servicer will comply in all material respects with all  Applicable Law.  (b) Preservation of Existence. The Servicer will preserve and maintain  its existence, rights,  franchises and privileges  in  the  jurisdiction of  its  formation and qualify and  remain qualified  in good  standing  in each  jurisdiction where  failure  to preserve and maintain such existence, rights,  franchises,  privileges and qualification could reasonably be expected to have a Material Adverse Effect.  SECTION 5.04 Negative  Covenants  of  the  Servicer.  From  the  Closing  Date  until  the  Facility  Termination Date:  (a) Required  Portfolio  Documents.  The  Servicer  will  not  dispose  of  any  documents  constituting the Required Portfolio Documents in its possession in any manner that is inconsistent with  the performance of its obligations as the Servicer pursuant to this Agreement and will not dispose of any  Collateral except as contemplated by this Agreement or as is consistent with the Servicing Standard.  (b) No Changes  in Servicing Fees. The Servicer will not make any changes to the Servicing  Fees or amend, restate, supplement or otherwise modify the Servicer Fee Letter in any material respect  without the prior written approval of the Lenders and the Co‐Borrowers.  SECTION 5.05 Affirmative  Covenants  of  Holdings.  From  the  Closing  Date  until  the  Facility  Termination Date:  (a) Compliance with Constituent Documents and Scope of Business. Except as would not,  individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings  will observe all organizational procedures required by  its Constituent Documents. Without  limiting the  foregoing, Holdings will  limit the scope of  its business to: (i) the acquisition of Portfolio Assets and the  ownership and management of the Portfolio Assets and the related assets in the Collateral Portfolio, (ii)  the sale, transfer or other disposition of Portfolio Assets as and when permitted under the Transaction  Documents,  (iii)  entering  into  and  performing  under  the  Transaction  Documents,  consenting  or  withholding  consent  as  to  proposed  amendments,  waivers  and  other  modifications  of  the  Equity  Investment Agreements  to  the  extent not  in  conflict with  the  terms of  this Agreement or  any other  Transaction Document,  (iv) exercising any  rights  (including but not  limited  to voting  rights and  rights  arising  in  connection with  a Bankruptcy  Event with  respect  to  an Obligor  or  the  consensual  or  non‐ judicial restructuring of the debt or equity of an Obligor) or remedies  in connection with the Portfolio  Assets and participating in the committees (official or otherwise) or other groups formed by creditors of  an Obligor  to  the  extent  not  in  conflict with  the  terms  of  this Agreement  or  any  other  Transaction  Document, (v) acquiring Portfolio Assets directly from third‐parties (other than the Co‐Borrowers) on an  arms‐length basis, (vi) contracting with third–parties to provide services as may be required from time

  ‐ 80 ‐    NAI‐1515108520v22   to  time  by  Holdings  in  connection  with  the  Transaction  Documents,  including  legal,  investment,  accounting,  data  processing,  administrative  and management  services,  (vii)  taking  any  and  all  other  action necessary to maintain the existence of Holdings as a  limited  liability company  in good standing  under the  laws of the State of Delaware and/or to qualify Holdings to do business as a foreign  limited  liability company  in any other state  in which such qualification  is required, and (viii) engaging  in those  lawful  activities,  including  entering  into  other  agreements  and  any  amendments,  supplements  or  restatements to the Transaction Documents to which it is a party or such other agreements and issuing  any other  instruments, that are necessary, convenient or advisable to accomplish the foregoing or are  incidental thereto or in connection therewith.  (b) Preservation  of  Company  Existence.  Holdings  will  preserve  and  maintain  its  limited  liability company existence, rights, franchises and privileges  in the  jurisdiction of  its formation and will  promptly obtain and thereafter maintain qualifications to do business as a  limited  liability company  in  any other jurisdiction in which it does business and in which it is required to so qualify under Applicable  Law except where the failure to so qualify would not reasonably be expected to have a Material Adverse  Effect.  (c) Protection  of  Security  Interest. Holdings  shall take  all  action  that  the  Servicer  or  the  Administrative  Agent may  reasonably  request  to  perfect,  protect  and more  fully  evidence  the  first  priority  (subject  to  Permitted  Liens)  perfected  security  interest  of  the  Administrative  Agent,  for  the  benefit  of  the  Secured  Parties,  in  the  US  Pledged  Equity,  or  to  enable  the  Administrative  Agent  to  exercise or enforce any of its rights hereunder.  (d) Liens. Holdings will  promptly notify  the Administrative Agent of  the  existence of  any  material  Lien  on  the  US  Pledged  Equity  known  to  a  Responsible  Person  of  Holdings  (other  than  Permitted Liens) and Holdings shall defend the right, title and  interest of the Administrative Agent, for  the benefit of the Secured Parties, in and to the US Pledged Equity against all claims of third parties to  the extent commercially reasonable to do so  (as determined by Holdings  in  its reasonable discretion),  other than with respect to Permitted Liens.  (e) Compliance with Applicable Law. Except as would not,  individually or  in the aggregate,  reasonably be expected to result in a Material Adverse Effect, Holdings shall at all times comply with all  Applicable Law (including Environmental Laws, and all federal securities laws).  (f) Taxes. Holdings shall pay and discharge all material Taxes, levies, liens and other charges  on it or its assets and on the Collateral that, with respect to Holdings, in any manner would create any  Lien or charge upon such Collateral, except for (i) Permitted Liens, and (ii) any such Taxes that are being  appropriately contested in good faith by appropriate proceedings diligently conducted and with respect  to which adequate reserves have been provided in accordance with Applicable Accounting Principles.  SECTION 5.06 Negative  Covenants  of  Holdings.  From  the  Closing  Date  until  the  Facility  Termination Date:  (a) Protection of Title. Except as otherwise permitted under this Agreement, Holdings shall  not take any action which would directly or indirectly materially impair or adversely affect Holdings’ title  to the US Pledged Equity.  (b) Transfer Limitations. Holdings shall not transfer, assign, convey, grant, bargain, sell, set  over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the

  ‐ 81 ‐    NAI‐1515108520v22   US Pledged Equity  to any person other  than  the Administrative Agent  for  the benefit of  the Secured  Parties,  other  than  Permitted  Liens,  or  engage  in  financing  transactions  or  similar  transactions with  respect to the US Pledged Equity with any person other than as contemplated by this Agreement and  the other Transaction Documents.  (c) Indebtedness; Liens. Holdings shall not create, incur or permit to exist any Lien in or on  any of the US Pledged Equity.   (d) Organizational  Documents.  Holdings  shall  not  modify  or  terminate  any  of  the  organizational or operational documents of Holdings in any manner that would materially and adversely  affect the Administrative Agent’s security interest in the US Pledged Equity.  (e) [Reserved].   (f) Change of Jurisdiction, Location or Names. Holdings shall not change the jurisdiction of  its  formation, change  the  location of  its principal place of business and chief executive office or make  any change to  its name or use any tradenames, fictitious names, assumed names, “doing business as”  names or other names unless, prior  to  the effective date of any such change  in  the  jurisdiction of  its  formation,  change  in  location  or  name  change  or  use, Holdings  provides  at  least  ten  (10) days  prior  written  notice  thereof  and  delivers  to  the  Administrative  Agent  such  financing  statements  as  the  Administrative  Agent  (acting  at  the  direction  of  the Majority  Lenders) may  request  to  reflect  such  change in the jurisdiction of its formation, change in location or name change or use, together any other  documents and instruments as the Administrative Agent (acting at the direction of the Majority Lenders)  may reasonably request in connection therewith.  (g) ERISA Matters. Holdings will not take any action, omit to take any action or permit any  other  party  to  take  any  action  that would  result  in  its  assets,  or  the  assets  of  any  Co‐Borrower  or  Holdings, including (x) Plan Assets or (y) “plan assets” of any governmental plan that is subject to Similar  Law. None of the transactions or services contemplated under this Agreement or the other Transaction  Documents,  including exercise of rights with respect to the Collateral and performance of  its duties by  the Servicer, constitutes or will result in a non‐exempt prohibited transaction under Section 406 of ERISA  or Section 4975 of the Code or any violation of Similar Law.  ARTICLE VI.  EVENTS OF DEFAULT  SECTION 6.01 Events of Default.  If any of  the  following events  (each, an “Event of Default”)  occurs:  (a) a Co‐Borrower fails to make any payment of (i) any Obligation (other than the payment  of any amount upon the Maturity Date) when due and such failure is not cured within five (5) Business  Days of the date on which such Obligation is due and payable or (ii) any Obligation on the Maturity Date;  (b) a Co‐Borrower defaults in making any payment required to be made under one or more  agreements  for borrowed money  to which  it  is a party  in an aggregate principal amount  in excess of  $10,000,000 and any such failure continues unremedied for five (5) Business Days, or an event of default  is declared under any such agreement, and  in each case, such default  is not cured or remedied within  the applicable cure period, if any, provided for under such agreement;

  ‐ 82 ‐    NAI‐1515108520v22   (c) any  failure on  the part of a Loan Party or Holdings duly  to observe or perform any  its  covenants or agreements set forth in this Agreement or the other Transaction Documents to which it is  a party that has a Material Adverse Effect on the Secured Parties (other than covenants or agreements  with respect to which another clause of this Section 6.01 expressly relates, which shall not, on its own,  constitute an Event of Default under this clause (c)) and the same continues unremedied for a period of  thirty  (30)  days  (if  such  failure  can  be  remedied)  after  the  earlier  to  occur  of  (i) the  date  on which  written  notice  of  such  failure  requiring  the  same  to  be  remedied  shall  have  been  given  to  the  Administrative Borrower by the Administrative Agent (acting at the direction of the Majority Lenders) or  any Lender and (ii) the date on which a Responsible Person of a Loan Party or Holdings, as applicable,  acquires actual knowledge thereof;  (d) the occurrence of a Bankruptcy Event relating to a Loan Party or Holdings;  (e) the rendering of one or more final judgments, decrees or orders by a court or arbitrator  of  competent  jurisdiction  against  a  Loan  Party    or Holdings  for  the  payment  of money  in  excess  of  $10,000,000 in the aggregate (unless such judgment is covered by third party insurance as to which the  insurer  has  been  notified  of  such  judgment,  decree  or  order  and  has  not  denied  or  failed  to  acknowledge  coverage)  where  a  Loan  Party    or  Holdings,  as  applicable,  shall  not  have  either  (i) discharged within a period of  thirty  (30) days or provided  for  the discharge of any  such  judgment,  decree  or  order  in  accordance with  its  terms  or  (ii) perfected  a  timely  appeal,  decree  or  order  and  caused the execution of the same to be stayed during the pendency of the appeal;  (f) (i)  the  breach  by  a  Loan  Party  or  Holdings  (as  applicable)  of  any  covenants  or  agreements set forth in (x) Sections 5.01 (a), (b) (with respect to existence only), (c), (d), (g), (h), (i), (j),  (k), (l), (m), (n), (o), (y) and (z), and any such breach (other than  in respect of Sections 5.01(b), (c), (g),   and  (k)) shall not be cured or remedied within  five  (5) Business Days of  the occurrence  thereof or  (y)  Section  5.05(a),  (b)  (with  respect  to  existence  only),  and  (c)  or  (ii)  any  failure  on  the  part  of  a  Co‐ Borrower or Holdings  (as applicable)  to observe or perform any covenants or agreements set  forth  in  Sections 5.02 and 5.06, and,  in each case, after giving effect  to any applicable grace period or notice  requirement;  (g) (i) any Transaction Document, or any  Lien or  security  interest  in any of  the Collateral  granted  thereunder,  shall  (except  in  accordance with  its  terms  or with  the  consent  of  the Majority  Lenders),  in whole or  in part, terminate, cease to be effective or cease to be the  legally valid, binding  and enforceable obligation of a Loan Party or Holdings (as applicable); provided that, there shall be no  Event of Default under this clause (g)(i) to the extent such Event of Default arises solely from the action  (or  inaction)  of  the  Account  Bank,  the  Servicer,  the  Administrative  Agent  or  a  Lender,  (ii) the  Loan  Parties, Holdings or any of  their Affiliates  shall, directly or  indirectly, validly  contest  in writing  in any  manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any  Lien  or  security  interest  thereunder  or  (iii) any  security  interest  securing  any  obligation  under  any  Transaction Document shall,  in whole or  in part, cease to be a first priority perfected security  interest  (subject to Permitted Liens) except as otherwise expressly permitted to be released in accordance with  the  applicable  Transaction  Document;  provided  that  there  shall  be  no  Event  of  Default  under  this  clause (g)(iii) to the extent such Event of Default arises from the action (or inaction) of the Account Bank,  the Servicer, the Administrative Agent or a Lender;  (h) any Change of Control shall occur and such Change of Control has not been consented  to by the Lenders (such consent not to be unreasonably withheld, conditioned or delayed);

  ‐ 83 ‐    NAI‐1515108520v22   (i) any  representation, warranty or certification made by a Loan Party or Holdings  in any  Transaction Document or  in any agreement,  instrument, certificate or other document required to be  delivered  pursuant  to  any  Transaction Document  shall  prove  to  have  been  incorrect  in  any material  respect when made, and the same continues unremedied for a period of fifteen (15) days (if such failure  can  be  remedied)  after  the  earlier  to  occur  of  (i)  the  date  on which written  notice  of  such  failure  requiring  the  same  to  be  remedied  shall  have  been  given  to  the  Administrative  Borrower  by  the  Administrative Agent (acting at the direction of the Majority Lenders) or any Lender and (ii) the date on  which a Responsible Person of a Loan Party or Holdings acquires actual knowledge thereof;  (j) any Loan Party ceases to be Solvent;  then  the Administrative Agent  shall, at  the direction of  the Majority Lenders, or  the Majority  Lenders may, in each case, by notice to the Administrative Borrower, declare the Maturity Date to have  occurred;  provided  that,  in  the  case  of  any  event  described  in  Section 6.01(d),  the Maturity Date  is  deemed to have occurred automatically upon the occurrence of such event. Upon the occurrence and  during the continuation of any Event of Default, (i) Lenders may decline to make any Advance hereunder  or  terminate  its  commitment  to make Advances hereunder,  (ii) the Administrative Agent  shall, at  the  direction of the Majority Lenders, or the Majority Lenders may declare the Advances to be immediately  due and payable  in  full  (without presentment, demand, protest or notice of any kind all of which are  hereby waived by  the Co‐Borrowers)  and  any other Obligations  to be  immediately due  and payable;  provided that, in the case of any event described in Section 6.01(d), the Advances and other Obligations  become  immediately due and payable  in  full  (without presentment, demand, protest or notice of any  kind all of which are hereby waived by  the Co‐Borrowers) without  the need of any notice  to  the Co‐ Borrowers upon the occurrence of such event and (iii) the Administrative Agent, at the written direction  of  the Majority  Lenders,  shall  instruct  the Account Bank  to  distribute  all  amounts  on  deposit  in  the  Collection Account and the Interest Reserve Account as described  in Section 2.09(a) (provided that the  Co‐Borrowers  shall  in  any  event  remain  liable  to  pay  such  Advances  and  all  such  amounts  and  Obligations  immediately  in  accordance  with  Section 2.09(a)).  In  addition,  upon  the  occurrence  and  during the continuation of any Event of Default, the Lenders and the Administrative Agent, on behalf of  the Secured Parties, shall have,  in addition to all other rights and remedies under this Agreement, the  other Transaction Documents or otherwise, all other rights and remedies provided under the UCC of the  applicable jurisdiction and other Applicable Law, which rights shall be cumulative.  SECTION 6.02 Pledged Equity.  (a) Except as otherwise set forth in Section 6.02(b) or 6.02(c):  (i) Holdings  shall  be  entitled  to  exercise  any  and  all  voting  or  other  consensual  rights and powers  inuring  to an owner of US Pledged Equity or any part  thereof and Holdings  agrees  that  it shall exercise such  rights  for purposes not  in contravention of  the  terms of  this  Agreement and the other Transaction Documents.  (ii) Holdings shall be entitled to receive and retain any and all dividends and other  distributions paid on or distributed in respect of the US Pledged Equity, to the extent and only to  the  extent  that  such  dividends  and  other  distributions  are  not  prohibited  by  the  terms  and  conditions of this Agreement and Applicable Law; provided that any noncash dividends or other  distributions  that would  constitute  US  Pledged  Equity,  shall  be  and  become  part  of  the  US  Pledged Equity, and, if received by Holdings, shall not be commingled by Holdings with any of its

  ‐ 84 ‐    NAI‐1515108520v22   other property but  shall be held  separate and apart  therefrom,  shall be held  in  trust  for  the  benefit of the Administrative Agent and the Secured Parties and Holdings shall promptly take all  steps reasonably necessary to ensure the validity, perfection and priority (subject to Permitted  Liens), including promptly delivering the same to the Administrative Agent in the same form as  so  received  (with  any  necessary  endorsement  reasonably  requested  by  the  Administrative  Agent). So long as no Event of Default has occurred and is continuing, the Administrative Agent  shall  cooperate  with  Holdings  with  respect  to  making  exchanges  of  US  Pledged  Equity  in  connection with any exchange or redemption of such US Pledged Equity not prohibited by this  Agreement, which  such  cooperation  shall  include  delivery  of  any  such US  Pledged  Equity  in  exchange  for  replacement US  Pledged  Equity.  For  the  avoidance of doubt,  the Co‐Borrowers  agree  to  reimburse  the  Administrative  Agent  for  any  costs  or  expenses  incurred  due  to  the  provisions of this Section 6.02(a)(ii).  (b) Upon the occurrence and during the continuance of an Event of Default (and after the  delivery of written notice by the Majority Lenders or the Administrative Agent (acting at the direction of  the Majority  Lenders)  to Holdings) or upon  the occurrence of  any event described  in  Section 6.01(d)  (without notice), all rights of Holdings to dividends or other distributions that Holdings is authorized to  receive pursuant to Section 6.02(a)(ii) shall cease, and all such rights shall thereupon become vested in  the Administrative Agent, which  shall have  the  sole  and  exclusive  right  and  authority  to  receive  and  retain  such dividends or other distributions. All dividends or other distributions  received by Holdings  contrary  to  the  provisions  of  this  Section  6.02(b)  shall  be  held  in  trust  for  the  benefit  of  the  Administrative  Agent,  shall  be  segregated  from  other  property  or  funds  of  Holdings  and  shall  be  promptly delivered  to  the Administrative Agent  in  the  same  form as  so  received  (with any necessary  endorsement reasonably requested by the Administrative Agent). Any and all money and other property  paid over to or received by the Administrative Agent pursuant to the provisions of this Section 6.02(b)  shall  be  retained  by  the  Administrative  Agent  in  the  Collection  Account  and  the  Interest  Reserve  Account and shall be applied in accordance with the terms of this Agreement. After all Events of Default  have  been  waived  or  are  no  longer  continuing,  the  Administrative  Agent  shall  promptly  repay  to  Holdings  (without  interest)  all  dividends  or  other  distributions  that  Holdings  would  otherwise  be  permitted to retain pursuant to the terms of Section 6.02(a)(ii) and that remain in such account.  (c) Upon the occurrence and during the continuance of an Event of Default (and after the  delivery of written notice by the Majority Lenders or the Administrative Agent (acting at the direction of  the Majority  Lenders)  to Holdings) or upon  the occurrence of  any event described  in  Section 6.01(d)  (without notice), then (i) all rights of Holdings to exercise the voting and consensual rights and powers it  is  entitled  to  exercise  pursuant  to  Section  6.02(a)(i)  shall  cease,  and  all  such  rights  shall  thereupon  become vested in the Administrative Agent, which shall have the sole and exclusive right and authority  to exercise such voting and consensual rights and powers; provided, that, unless otherwise directed by  the Majority  Lenders,  the Administrative Agent  shall have  the  right  from  time  to  time  following  and  during the continuance of an Event of Default to permit Holdings to exercise such rights and (ii) in order  to permit the Administrative Agent to exercise the voting and other consensual rights which  it may be  entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be  entitled to receive hereunder, Holdings shall promptly execute and deliver (or cause to be executed and  delivered)  to  the Administrative Agent all proxies, dividend payment orders and other  instruments as  the Administrative Agent may  from  time  to  time  reasonably  request.  Immediately after  all Events of  Default have been waived or are no longer continuing, Holdings shall have the exclusive right to exercise  the  voting  or  consensual  rights  and  powers  that  Holdings  would  otherwise  be  entitled  to  exercise  pursuant to the terms of Section 6.02(a)(i).

  ‐ 85 ‐    NAI‐1515108520v22   (d) Any notice given by the Administrative Agent  to Holdings under  this Section 6.02 shall  be given in writing.  SECTION 6.03 Additional Remedies.  (a) Upon the occurrence and during the continuation of an Event of Default  in accordance  with Section 6.01, and without limiting the remedies provided in this Article VI, the Administrative Agent  may, at the direction of the Majority Lenders, (i) sell or otherwise dispose of any of the Collateral or the  Pledged  Equity  at  public  or  private  sales  and  take  possession  of  the  Proceeds  of  any  such  sale  or  disposition  or  (ii) instruct  the  obligor  or  obligors  on  any  account,  agreement,  instrument  or  other  obligation constituting Collateral or Pledged Equity to make any payment required by the terms of such  account, agreement,  instrument or other obligation to or at  the direction of the Administrative Agent  (acting at the direction of the Majority Lenders). Notwithstanding  the  foregoing, upon  the occurrence  and during the continuation of an Event of Default, the Administrative Agent, acting at the direction of  the Servicer, may (a) give a Notice of Exclusive Control or any other  instruction  in accordance with the  Account  Control  Agreement  and  take  any  permitted  action  with  respect  to  the  Collateral  subject  thereto,  (b) in  accordance with  Section 6.02,  transfer  and  register  in  its  name  or  in  the  name  of  its  nominee the whole or any part of the Pledged Equity, exchange certificates or instruments representing  or evidencing Pledged Equity for certificates or instruments of smaller or larger denominations, exercise  the voting and all other rights as a holder with respect thereto, including exchange, subscription or any  other rights, privileges or options pertaining to any Pledged Equity, and otherwise act with respect to  the  Pledged  Equity  as  though  the  Administrative  Agent  was  the  absolute  owner  thereof  and  (c) in  accordance  with  Section 6.02,  collect  and  receive  all  cash  dividends,  interest,  principal  and  other  distributions made on any Pledged Equity.  (b) Any Collateral or Pledged Equity  to be  sold or otherwise disposed of pursuant  to  this  Article VI may be sold or disposed of in one or more parcels at public or private sale or sales (which sales  may  be  adjourned  or  continued  from  time  to  time  with  or  without  notice  upon  such  terms  and  conditions, including price, as the Administrative Agent (acting at the direction of the Majority Lenders)  may deem commercially reasonable), for cash or on credit or for future delivery without assumption of  any  credit  risk.  Any  sale  or  disposition  of  Collateral  or  Pledged  Equity  may  be  made  without  the  Administrative  Agent  giving warranties  of  any  kind with  respect  to  such  sale  or  disposition  and  the  Administrative Agent may  specifically  disclaim  any warranties  of  title  or  the  like.  The Administrative  Agent may comply with any applicable State or  federal  law requirements  in connection with a sale or  disposition of the Collateral and compliance will not be considered to adversely affect the commercial  reasonableness of any  such  sale or disposition.  If any notice of a proposed  sale or disposition of  the  Collateral or  Pledged  Equity  is  required by  law,  such notice  is  deemed  commercially  reasonable  and  proper if given at least ten (10) days before such sale or disposition.  The Administrative Agent has the  right upon any public sale of Collateral or Pledged Equity and, to the extent permitted by law, upon any  such private sale of Collateral or Pledged Equity, to purchase the whole or any part of the Collateral or  Pledged Equity so sold or disposed of free of any right of equity redemption, which equity redemption  the  Co‐Borrowers  hereby waive.    Upon  any  sale  or  disposition  of  Collateral  or  Pledged  Equity,  the  Administrative Agent has  the  right  to deliver and  transfer  to  the purchaser or  transferee  thereof  the  Collateral or Pledged Equity so sold or disposed of.  (c) For the avoidance of doubt, this Agreement (including this Article VI) shall be subject to  the special servicing activities provisions in Section 8.05.

  ‐ 86 ‐    NAI‐1515108520v22   (d) Following  an  acceleration  of  the  Obligations  upon  the  occurrence  and  during  the  continuation of  an  Event of Default  in  accordance with  Section 6.01,  the Co‐Borrowers will use best  efforts  to  execute  all  documentation  and  obtain  all  consents  reasonably  necessary  to  assign  to  the  Servicer all of the Co‐Borrowers’ right, title and interest to each Eligible Portfolio Asset.  ARTICLE VII.  THE ADMINISTRATIVE AGENT  SECTION 7.01 Appointment and Authority; Rights as Lender.   (a) Each  of  the  Lenders  hereby  irrevocably  appoints  Alter Domus  (US)  LLC  to  act  on  its  behalf  as  the  Administrative  Agent  hereunder  and  under  the  other  Transaction  Documents  and  authorizes the Administrative Agent  to take such actions on  its behalf and to exercise such powers as  are delegated to the Administrative Agent by  the terms hereof or thereof,  together with such actions  and  powers  as  are  reasonably  incidental  thereto.  The  provisions  of  this Article VII  are  solely  for  the  benefit of  the Administrative Agent,  the  Lenders  and  the other  Secured Parties,  and neither  the Co‐ Borrowers  nor Holdings  shall  have  rights  as  a  third‐party  beneficiary  of  any  of  such  provisions.  It  is  understood and agreed that the use of the term “agent” herein or in any other Transaction Documents  (or any other similar term) with reference to the Administrative Agent  is not  intended to connote any  fiduciary or other  implied (or express) obligations arising under agency doctrine of any Applicable Law.  Instead such  term  is used as a matter of market custom, and  is  intended  to create or  reflect only an  administrative relationship between contracting parties.  (b) The Person  serving as  the Administrative Agent hereunder  shall have  the  same  rights  and powers  in  its capacity as a Lender  (to the extent  it  is also a Lender) as any other Lender and may  exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders”  shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person  serving as the Administrative Agent hereunder  in  its capacity as Lender,  if applicable. Such Person and  its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or  in any other advisory capacity for, and generally engage in any kind of business with, the Co‐Borrowers,  Holdings or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent  hereunder and without any duty to account therefor to the Lenders.  SECTION 7.02 Exculpatory Provisions.  (a) The Administrative Agent shall not have any duties or obligations except those expressly  set  forth  herein  and  in  the  other  Transaction  Documents,  and  its  duties  hereunder  shall  be  administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:  (i) shall  not  be  subject  to  any  fiduciary  or  other  implied  duties,  regardless  of  whether  an  Event  of Default, Market  Trigger  Event  or  Potential Default  has  occurred  and  is  continuing;  (ii) shall  not  have  any  duty  to  take  any  discretionary  action  or  exercise  any  discretionary powers, except discretionary rights and powers expressly contemplated hereby or  by  the other Transaction Documents  that  the Administrative Agent  is  required  to exercise as  directed in writing by the Servicer or the Majority Lenders (or such other number or percentage  of  the  Lenders  as  shall  be  expressly  provided  for  herein  or  in  such  other  Transaction  Documents); provided  that  the Administrative Agent  shall not be  required  to  take any action

  ‐ 87 ‐    NAI‐1515108520v22   that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability  or that is contrary to any Transaction Document or Applicable Law, including for the avoidance  of doubt any action that may be in violation of the automatic stay under any Bankruptcy Law or  that may affect a  forfeiture, modification or termination of property of a Defaulting Lender  in  violation of any Bankruptcy Law; and  (iii) shall  not,  except  as  expressly  set  forth  herein  and  in  the  other  Transaction  Documents, have any duty  to disclose, and  shall not be  liable  for  the  failure  to disclose, any  information  relating  to  the  Loan  Parties, Holdings  or  any of  their  respective Affiliates  that  is  communicated  to or obtained by  the Person serving as  the Administrative Agent or any of  its  Affiliates in any capacity.  (b) The Administrative Agent shall not be  liable  for any action  taken or not  taken by  it  (i)  (including errors in judgement made) with the consent or at the request or direction of the Servicer or  the Majority Lenders  (or such other number or percentage of the Lenders as shall be necessary, or as  the Administrative Agent shall believe in good faith shall be necessary), or (ii) in the absence of its own  gross negligence or willful misconduct as determined by a court of competent  jurisdiction by final and  nonappealable judgment; provided that, no action taken or not taken with the consent or at the request  or direction of the Servicer or the Majority Lenders (or such other number or percentage of the Lenders  as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary) shall  be  deemed  to  constitute  gross  negligence  or  willful  misconduct  of  the  Administrative  Agent.  The  Administrative Agent shall not be deemed to have knowledge of any default, Event of Default, Market  Trigger Event, Potential Default or event or information, or be required to act upon any default, Event of  Default, Market Trigger Event, Potential Default, or event or  information (including the sending of any  notice) unless a Responsible Officer of  the Administrative Agent  shall have  received written notice of  such  default  (which written  notice  shall  be  conspicuously  labelled  as  a  “Event  of  Default”,  “Market  Trigger  Event”,  or  “Potential Default”),  Event  of Default, Market  Trigger  Event,  Potential Default,  or  event or  information, and shall have no duty to take any action to determine whether any such event,  default, Market Trigger Event, Potential Default, or Event of Default has occurred.   The Administrative  Agent’s  receipt  of  reports  (including  monthly  distribution  reports)  and  any  publicly  available  information,  shall  not  constitute  actual  or  constructive  knowledge  or  notice  of  any  information  contained  therein  or  determinable  from  information  contained  therein.    All  reports,  notices  and  documents delivered  to  the Administrative Agent hereunder shall be delivered promptly or otherwise  made available by the Administrative Agent to each Lender.  (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or  inquire into (i) any statement, warranty or representation made in or in connection with this Agreement  or  any  other  Transaction  Document,  (ii) the  contents  or  accuracy  of  any  certificate,  report  or  other  document delivered hereunder or thereunder or  in connection herewith or therewith and shall not be  required to recalculate, certify or verify any information therein, (iii) the performance or observance of  any  of  the  covenants,  agreements  or  other  terms  or  conditions  set  forth  herein  or  therein  or  the  occurrence  of  any  Event  of  Default,  Market  Trigger  Event  or  Potential  Default,  (iv) the  validity,  enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any  other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III  or elsewhere herein, other  than  to confirm  receipt of  items expressly  required  to be delivered  to  the  Administrative Agent.

  ‐ 88 ‐    NAI‐1515108520v22   (d) In no event shall the Administrative Agent be liable, directly or indirectly, for any special,  indirect, punitive or  consequential damages  (as opposed  to direct or  actual  damages),  including  lost  profits, arising out of or  in connection with this Agreement, even  if the Administrative Agent has been  advised of the possibility of such damages and regardless of the form of action.  (e) Before  the  Administrative  Agent  acts  or  refrains  from  taking  any  action  under  this  Agreement or any other Transaction Document,  it may require an officer’s certificate or an opinion of  counsel  (which may  come  from  internal  counsel)  from  the  party  requesting  that  the  Administrative  Agent  act  or  refrain  from  acting  in  form  and  substance  reasonably  acceptable  to  the Administrative  Agent.  The Administrative Agent shall not be liable for any action it takes or omits to take in good faith  in reliance on such officer’s certificates or opinions of counsel.  (f) The  Administrative  Agent  shall  not  be  required  to  expend  or  risk  its  own  funds  or  otherwise  incur  any  liability,  financial  or  otherwise,  in  the  performance  of  any  of  its  duties,  or  the  exercise of any of its rights or powers.  (g) The Administrative Agent  shall  incur no  liability  if,  by  reason of  any provision of  any  future law or regulation thereunder, or by any force majeure event, including but not limited to natural  disaster,  act  of  war  or  terrorism,  or  other  circumstances  beyond  its  reasonable  control,  the  Administrative Agent shall be prevented or forbidden from doing or performing any act or thing which  the terms of this Agreement provide shall or may be done or performed, or by reason of any exercise of,  or failure to exercise, any discretion provided for in this Indenture or any other Transaction Document.  (h) The  right of  the Administrative Agent  to perform  any permissive or discretionary  act  enumerated in this Agreement or any related document shall not be construed as a duty.  (i) The Administrative Agent shall not be responsible for, and makes no representation or  warranty as to, the validity, legality, enforceability, sufficiency or adequacy of this Agreement, the other  Transaction Documents or any related document, or as to the correctness of any statement contained in  any thereof.   The recitals contained herein and  in the other Transaction Documents shall be construed  as the statements of the Co‐Borrowers. The Administrative Agent shall not be accountable for the Co‐ Borrower’s  use  of  the  Advances  or  any money  paid  to  the  Co‐Borrower  pursuant  to  the  provisions  hereof, and  it shall not be responsible  for any statement of the Co‐Borrowers  in this Agreement or  in  any other Transaction Document.  (j) The  Administrative  Agent  shall  not  be  liable  for  any  action  or  inaction  of  the  Co‐ Borrowers, Holdings, the Servicer, the Lenders or any other party (or agent thereof) to this Agreement  or any related document and may assume compliance by such parties with their obligations under this  Agreement or any  related agreements, unless a Responsible Officer of  the Administrative Agent  shall  have  received written  notice  to  the  contrary  at  the  office  of  the  Administrative  Agent  set  forth  in  Section 11.02.  (k) Each  Lender  authorizes  and  directs  the  Administrative  Agent  to  enter  into  the  Transaction Documents to which it is a party on the date hereof on behalf of and for the benefit of the  Lenders.  Whether or not so expressly stated therein, in entering into, or taking (or forbearing from) any  action under pursuant  to,  the Transaction Documents,  the Administrative Agent  shall have all of  the  rights, immunities, indemnities and other protections granted to it under this Agreement (in addition to  those that may be granted to it under the terms of such other agreement or agreements).

  ‐ 89 ‐    NAI‐1515108520v22   (l) Notwithstanding any provision of  this Agreement or  the other Transaction Documents  to the contrary, before taking or omitting any action to be taken or omitted by the Administrative Agent  under the terms of this Agreement and the other Transaction Documents, the Administrative Agent may  seek the written direction of the Servicer or the Majority Lenders (which written direction may be in the  form of an email), and the Administrative Agent  is entitled to rely (and  is fully protected  in so relying)  upon such direction.    In the absence of an express statement  in the Transaction Documents regarding  which Lenders shall direct in any circumstance, the direction of the Majority Lenders shall apply and be  sufficient for all purposes.  SECTION 7.03 Reliance by Administrative Agent. The Administrative Agent shall be entitled to  rely conclusively upon, and shall not incur any liability for relying upon, any notice, request, certificate,  consent, opinion, statement, instrument, document or other writing (including any electronic message,  Internet or intranet website posting or other distribution) believed by it to be genuine and to have been  signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely  upon any  statement made  to  it orally or by  telephone and believed by  it  to have been made by  the  proper Person, and shall not incur any  liability for relying thereon. In determining compliance with any  condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of  a  Lender,  the  Administrative  Agent may  presume  that  such  condition  is  satisfactory  to  such  Lender  unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the  making of such Advance. The Administrative Agent may consult with legal counsel (who may be counsel  for the   Loan Parties or Holdings),  independent accountants and other experts selected by  it, and shall  not be liable for any action taken or not taken by it in accordance with the advice or opinion of any such  counsel, accountants or experts.  SECTION 7.04 Delegation of Duties. The Administrative Agent may perform any and all of  its  duties and exercise  its  rights and powers hereunder or under any other Transaction Document by or  through any one or more agents, sub‐agents or attorneys appointed by the Administrative Agent. The  Administrative Agent and any such agents, sub‐agent or attorneys may perform any and all of its duties  and  exercise  its  rights  and  powers  by  or  through  their  respective  Related  Parties.  The  exculpatory  provisions of this Article shall apply to any such party and to the Related Parties of the Administrative  Agent  and  any  such  party.  The  Administrative  Agent  shall  not  be  responsible  for  the  negligence  or  misconduct of any agent,  sub‐agents or attorney appointed by  it with  reasonable care, except  to  the  extent that a court of competent jurisdiction determines  in a final and non‐appealable judgement that  the  Administrative  Agent  acted with  gross  negligence  or willful misconduct  in  the  selection  of  such  appointees.  SECTION 7.05 Resignation of Administrative Agent.  (a) The Administrative Agent may at any time give notice of  its resignation to the Lenders  and the Administrative Borrower. Upon receipt of any such notice of resignation, the Majority Lenders  shall  have  the  right  to  appoint  a  successor  (with  the  consent  of  the  Administrative  Borrower,  such  consent not to be unreasonably withheld or delayed) to the extent no Event of Default is continuing. If  no such successor shall have been so appointed by the Majority Lenders and shall have accepted such  appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation  (or such earlier day as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then  the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, petition a  court of competent  jurisdiction  for  the appointment of a successor Administrative Agent. Whether or  not a successor has been appointed, such  resignation shall become effective  in accordance with such

  ‐ 90 ‐    NAI‐1515108520v22   notice on the Resignation Effective Date. Notwithstanding anything to the contrary contained herein, no  Defaulting Lender shall be appointed as a successor to the Administrative Agent.  (b) The Majority  Lenders may,  to  the  extent  permitted by Applicable  Law, by  thirty  (30)  days prior notice  in writing to the Administrative Borrower and the Administrative Agent, remove such  Administrative Agent and, with the consent of the Administrative Borrower (which consent shall not be  unreasonably  withheld  or  delayed),  appoint  a  successor.  If  no  such  successor  shall  have  been  so  appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days (or  such earlier day as shall be agreed by the Majority Lenders) (the “Removal Effective Date”), then such  removal  shall nonetheless become effective  in accordance with  such notice on  the Removal Effective  Date.  (c) With  effect  from  the  Resignation  Effective  Date  or  the  Removal  Effective  Date  (as  applicable)  (i)  the  retiring  or  removed  Administrative  Agent  shall  be  discharged  from  its  duties  and  obligations hereunder and under the other Transaction Documents and (ii) except for any fees, expenses  and  indemnity  payments  owed  to  the  retiring  or  removed  Administrative  Agent,  all  payments,  communications and determinations provided  to be made by,  to or  through  the Administrative Agent  shall  instead be made by or  to each  Lender directly, until  such  time,  if  any,  as  the Majority  Lenders  appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s  appointment as Administrative Agent hereunder,  such  successor  shall  succeed  to and become vested  with all of  the  rights, powers, privileges and duties of  the  retiring  (or  removed) Administrative Agent  (other  than as provided  in Section 2.13(h) and other  than any  rights  to  fees, expenses and  indemnity  payments owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or  the Removal Effective Date, as applicable), and  the  retiring or  removed Administrative Agent shall be  discharged from all of its duties and obligations hereunder or under the other Transaction Documents (if  not  already  discharged  therefrom  as  provided  above  in  this  Section).  The  fees  payable  by  the  Co‐ Borrowers  to a successor Administrative Agent shall be  the same as  those payable  to  its predecessor  unless otherwise agreed between the Co‐Borrowers and such successor. After the retiring or removed  Administrative Agent’s resignation or removal hereunder and under the other Transaction Documents,  the provisions of  this Article VII and Sections 2.05(d), 10.01 and 11.07 shall continue  in effect  for  the  benefit of  such  retiring or  removed Administrative Agent,  its  sub‐agents and  their  respective Related  Parties  in  respect of  any  actions  taken or omitted  to be  taken by  any of  them while  the  retiring or  removed Administrative Agent was acting as Administrative Agent and the Administrative Agent shall be  entitled to any fees accrued and payable up to the Resignation Effective Date or Removal Effective Date  to the extent not previously paid.  (d) If  the  Person  serving  as  Administrative  Agent  is  a  Defaulting  Lender,  the  Majority  Lenders may,  to  the  extent  permitted  by Applicable  Law,  by  notice  in writing  to  the Administrative  Borrower and such Person  remove such Person as Administrative Agent and,  in consultation with  the  Administrative Borrower, appoint a successor in accordance with this Section 7.05.  SECTION 7.06 Non‐Reliance on Agents and Other Lenders. Each Lender acknowledges  that  it  has,  independently and without reliance upon the Administrative Agent or any other Lender or any of  their  Related  Parties  and  based  on  such  documents  and  information  as  it  has  deemed  appropriate,  made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges  that  it will,  independently and without reliance upon the Administrative Agent or any other Lender or  any of their Related Parties and based on such documents and information as it shall from time to time  deem appropriate,  continue  to make  its own decisions  in  taking or not  taking action under or based

  ‐ 91 ‐    NAI‐1515108520v22   upon  this  Agreement,  any  other  Transaction Document  or  any  related  agreement  or  any  document  furnished hereunder or thereunder.  SECTION 7.07 Indemnification  by  Lenders.  Each  Lender,  severally,  agrees  to  indemnify  and  hold harmless  the Administrative Agent  (or any sub‐agent  thereof) or any Related Party of any of  the  foregoing (to the extent not indefeasibly indemnified by or on behalf of the Co‐Borrowers and without  limiting the obligation of the Co‐Borrowers to do so) with respect to any unpaid amount required under  Article X or Section 11.07 to be paid by it, based on and to the extent of such Lender’s Pro Rata Share of  such unpaid amount (determined as of the time that the applicable unreimbursed expense or indemnity  payment  is  sought  based  on  each  Lender’s  Pro Rata  Share  at  such  time),  including  any  such  unpaid  amount  in  respect  of  a  claim  asserted  by  such  Lender;  provided  that  the  unreimbursed  expense  or  indemnified  loss,  claim, damage,  liability or  related expense, as  the  case may be, was  incurred by or  asserted against the Administrative Agent (or any sub‐agent thereof) or any Related Party of any of the  foregoing acting for the Administrative Agent (or any sub‐agent)  in connection with such capacity. The  obligations of the Lenders to make payments pursuant to this Section 7.07 are several and not joint. The  failure of any Lender to make any such payment on any date required hereunder shall not relieve any  other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible  for the failure of any other Lender to so make its payment under this Section 7.07. The obligations of the  Lenders under this Section 7.07 shall survive the resignation or removal of the Administrative Agent or  the termination of this Agreement.  SECTION 7.08 Administrative Agent May File Proofs of Claim.  In case of the pendency of any  proceeding under any Bankruptcy Law or any other judicial proceeding relative to the Co‐Borrowers or  Holdings, the Administrative Agent (irrespective of whether the principal of any Advance shall then be  due and payable as herein expressed or by declaration or otherwise and  irrespective of whether  the  Administrative  Agent  shall  have  made  any  demand  on  the  Co‐Borrowers)  shall  be  entitled  and  empowered (but not obligated) by intervention in such proceeding or otherwise, at the direction of the  Majority Lenders:  (a) to file and prove a claim for the whole amount of the principal and  interest owing and  unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such  other documents as may be necessary or advisable  in order to have the claims of the Secured Parties  (including any  claim  for  the  reasonable  compensation, expenses, disbursements and advances of  the  Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties  under the Transaction Documents allowed in such judicial proceeding; and  (b) to collect and receive any monies or other property payable or deliverable on any such  claims and to distribute the same;  and any  custodian,  receiver, assignee,  trustee,  liquidator,  sequestrator or other  similar official  in any  such  judicial  proceeding  is  hereby  authorized  by  each  Lender  to  make  such  payments  to  the  Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such  payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable  compensation, expenses, disbursements and advances of  the Administrative Agent and  its agents and  counsel, and any other amounts due the Administrative Agent under Section 11.07.  SECTION 7.09 Collateral Matters.

  ‐ 92 ‐    NAI‐1515108520v22   (a) Each Lender authorizes  the Administrative Agent  to release any Lien on any Collateral  granted  to  or  held  by  the  Administrative  Agent,  for  the  benefit  of  the  Secured  Parties,  under  this  Agreement or any other Transaction Document including, without limitation, the Collateral and Pledged  Equity or  if approved, authorized or ratified  in writing  in accordance with Section 11.01. Upon request  by the Administrative Agent at any time, the Majority Lenders will confirm in writing the Administrative  Agent’s authority to release its interest in particular types or items of property. In each case as specified  in this Section 7.09, the Administrative Agent will, at the Co‐Borrowers’ expense, execute and deliver to  the Servicer  such documents as  the Servicer may  reasonably  request  to evidence  the  release of  such  item  of  Collateral  and  Pledged  Equity  from  the  assignment  and  security  interest  granted  under  this  Agreement  or  the  other  Transaction  Documents  in  accordance  with  the  terms  of  the  Transaction  Documents  and  this  Section 7.09,  without  any  recourse,  representation  or  warranty  by  the  Administrative Agent.  (b) The Administrative Agent  shall not be  responsible  for or have a duty  to ascertain  the  validity of or inquire into any representation or warranty regarding the existence, value or collectability  of  the  Collateral,  for  the  legality,  enforceability,  effectiveness  or  sufficiency  of  the  Transaction  Documents, the existence, priority, creation, validity, enforceability or perfection of the Administrative  Agent’s  Lien  thereon,  or  any  certificate  prepared  by  the  Loan  Parties,  Holdings  or  the  Servicer  in  connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any  failure  to monitor  or maintain  any  portion  of  the  Collateral  or  the  Lien  thereon.  The Administrative  Agent’s sole duty with respect to the custody, safekeeping and physical preservation of any Collateral in  its  possession,  under  the  UCC  or  otherwise,  shall  be  to  deal  with  it  in  the  same  manner  as  the  Administrative  Agent  deals  with  similar  property  for  the  account  of  other  customers  in  similar  transactions.  (c) It is understood and agreed that the Administrative Agent (i) shall have no responsibility  with  respect  to  the determination of whether any Pledged Equity  is certificated or uncertificated and  (ii) the Administrative Agent shall only be responsible for holding Pledged Equity to the extent actually  received. The Administrative Agent’s  sole duty with  respect  to  the  custody,  safekeeping and physical  preservation of any Collateral  in  its possession, under the UCC or otherwise, shall be to deal with  it  in  the  same manner  as  the  Administrative  Agent  deals with  similar  property  for  the  account  of  other  customers in similar transactions.  SECTION 7.10 Erroneous Payments.   (a) Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that  the Administrative Agent has determined in  its sole discretion that any funds received by such Lender  from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or  otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender)  (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually  and  collectively, an  “Erroneous Payment”) and demands  the  return of  such Erroneous Payment  (or a  portion  thereof)  (provided,  that,  without  limiting  any  other  rights  or  remedies  (whether  at  law  or  inequity), the Administrative Agent may not make any such demand under this clause (a)(i) with respect  to an Erroneous Payment unless such demand is made within 18 months of the date of receipt of such  Erroneous Payment by  the applicable  Lender),  such Erroneous Payment  shall at all  times  remain  the  property of  the Administrative Agent, and such Lender shall promptly, but  in no event  later  than  two  Business  Days  thereafter,  return  to  the  Administrative  Agent  the  amount  of  any  such  Erroneous  Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency

  ‐ 93 ‐    NAI‐1515108520v22   so  received),  together with  interest  thereon  in  respect of each day  from and  including  the date  such  Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid  to  the Administrative Agent  in  same  day  funds  at  a  rate determined by  the Administrative Agent  in  accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to  the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous  Payment, and hereby waives any claim, counterclaim, defense or  right of  set‐off or  recoupment with  respect  to  any  demand,  claim  or  counterclaim  by  the  Administrative  Agent  for  the  return  of  any  Erroneous Payments received, including, without limitation, waiver of any defense based on “discharge  for value” or any similar theory or doctrine.  A notice of the Administrative Agent to any Lender or any  under this clause (a) shall be conclusive, absent manifest error.   (b) Without  limiting  immediately preceding clause  (a), each Lender hereby  further agrees  that  if  it receives  a  payment  from  the  Administrative  Agent  (or  any  of  its  Affiliates)  (x)  that  is  in  a  different amount  than, or on a different date  from,  that specified  in a notice of payment sent by  the  Administrative Agent, (y) that was not preceded or accompanied by notice of payment, or (z) that such  Lender otherwise becomes aware was  transmitted, or received,  in error or by mistake  (in whole or  in  part), then  in each case,  if an error has been made each such Lender  is deemed to have knowledge of  such error at the time of receipt of such Erroneous Payment, and to the extent permitted by applicable  law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any  claim,  counterclaim, defense or  right of  set‐off or  recoupment with  respect  to any demand,  claim or  counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including  without  limitation  waiver  of  any  defense  based  on  “discharge  for  value”  or  any  similar  theory  or  doctrine.  Each Lender agrees  that,  in each such case,  it shall promptly  (and,  in all events, within one  Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent of  such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in all events no  later  than  two Business Days  thereafter,  return  to  the Administrative Agent  the amount of any  such  Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the  currency so received), together with interest thereon in respect of each day from and including the date  such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount  is  repaid to the Administrative Agent in same day funds at a rate determined by the Administrative Agent  in accordance with banking industry rules on interbank compensation from time to time in effect.  (c) The  Co‐Borrowers  and  each  other  Loan  Party  hereby  agree  that  (x)  in  the  event  an  Erroneous  Payment  (or  portion  thereof)  is  not  recovered  from  any  Lender  that  has  received  such  Erroneous Payment (or portion thereof) for any reason (and without limiting the Administrative Agent’s  rights and  remedies under  this Section 7.10),  the Administrative Agent  shall be  subrogated  to all  the  rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay,  repay, discharge or otherwise satisfy any Obligations owed by the Co‐Borrowers or any other Loan Party.  (d) In  addition  to  any  rights  and  remedies  of  the Administrative Agent  provided  by  law,  Administrative Agent  shall have  the  right, without prior notice  to  any  Lender,  any  such notice being  expressly  waived  by  such  Lender  to  the  extent  permitted  by  applicable  law,  with  respect  to  any  Erroneous Payment for which a demand has been made in accordance with this Section 7.10 and which  has not been returned to  the Administrative Agent, to set off and appropriate and apply against such  amount any and all deposits (general or special, time or demand, provisional or final but excluding trust  accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case  whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by  Administrative Agent or any of its Affiliate, branch or agency thereof to or for the credit or the account

  ‐ 94 ‐    NAI‐1515108520v22   of  such Lender.  Administrative Agent agrees promptly  to notify  the Lender after any  such  setoff and  application made by Administrative Agent; provided, that the failure to give such notice shall not affect  the validity of such setoff and application.  (e)    Each  party’s  obligations  under  this  Section  7.10  shall  survive  the  resignation  or  replacement  of  the  Administrative  Agent,  the  termination  of  the  Commitments  or  the  repayment,  satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document.  ARTICLE VIII.  ADMINISTRATION AND SERVICING OF COLLATERAL  SECTION 8.01 Appointment and Designation of the Servicer.  (a) Initial  Servicer.  The  Co‐Borrowers  and  the  Lenders  hereby  appoint  Massachusetts  Mutual Life  Insurance Company, pursuant  to  the  terms and conditions of  this Agreement, as Servicer,  with  the  authority  to  service,  administer  and  exercise  rights  and  remedies,  on  behalf  of  the  Co‐ Borrowers,  in respect of the Collateral and to take the actions required of  it hereunder and under the  other  Transaction  Documents. Massachusetts Mutual  Life  Insurance  Company  hereby  accepts  such  appointment and agrees to perform the duties and responsibilities of the Servicer pursuant to the terms  hereof until such time as it resigns or is removed as Servicer pursuant to the terms hereof. The Servicer  and the Co‐Borrowers hereby acknowledge that the Administrative Agent and the Secured Parties are  third party beneficiaries of the obligations undertaken by the Servicer hereunder.  (b) Servicer  Termination  Notice.  The  Co‐Borrowers,  the  Servicer  and  the  Administrative  Agent  hereby  agree  that,  upon  the  occurrence  of  a  Servicer  Termination  Event,  the  Administrative  Agent, by written notice to the Servicer  (a “Servicer Termination Notice”), may  (upon the direction of  the Majority Lenders) terminate all of the rights, obligations, power and authority of the Servicer under  this Agreement. On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to  this Section 8.01(b), the Servicer shall continue to perform all servicing functions under this Agreement  until the date that is thirty (30) days after the date of such notice or until a date mutually agreed upon  by the Servicer and the Majority Lenders. The Servicer shall be entitled to receive, to the extent of funds  available  therefor pursuant  to Section 2.08,  the Servicing Fees accrued until  such  termination date as  well as any other fees, amounts, expenses or  indemnities  it  is entitled to pursuant to the provisions of  this Agreement  and  any  Fee  Letter  (collectively,  the  “Servicer Termination  Expenses”). To  the extent  amounts held  in the Collection Account and the Interest Reserve Account and paid  in accordance with  Section 2.09 are  insufficient  to pay  the Servicer Termination Expenses,  the Co‐Borrowers  (and  to  the  extent  the Co‐Borrowers  fail  to so pay,  the Lenders based on  their Pro Rata Share) agrees  to pay  the  Servicer Termination Expenses within ten (10) Business Days of receipt of an invoice therefor. After the  earlier of (i) the termination date specified  in the applicable Servicer Termination Notice and (ii) thirty  (30) days thereafter as provided above, the Servicer agrees that it will terminate its activities as Servicer  hereunder in a manner that the Majority Lenders believe will facilitate the transition of the performance  of such activities to a Replacement Servicer, and the Replacement Servicer shall assume each and all of  the Servicer’s obligations under this Agreement and the other Transaction Documents, on the terms and  subject to the conditions herein set forth, and the Servicer shall use its commercially reasonable efforts  to assist the Replacement Servicer in assuming such obligations.  (c) Appointment of Replacement Servicer. At any time following the delivery of a Servicer  Termination Notice or receipt of any notice of resignation under Section 8.09, the Administrative Agent

  ‐ 95 ‐    NAI‐1515108520v22   (acting at the direction of the Majority Lenders) may, with the consent of the Administrative Borrower  (such consent not being required if an Event of Default has occurred and is continuing), appoint a new  Servicer  (the  “Replacement  Servicer”),  which  appointment  shall  take  effect  upon  the  Replacement  Servicer  accepting  such  appointment  by  a  written  assumption  in  a  form  satisfactory  to  the  Administrative Agent acting at the direction of the Majority Lenders. Any Replacement Servicer shall be  an established financial  institution, having a net worth of not less than $50,000,000 and whose regular  business includes the servicing of assets similar to the Collateral.  (d) Liabilities  and  Obligations  of  Replacement  Servicer.  Upon  its  appointment,  any  Replacement  Servicer  shall  be  the  successor  in  all  respects  to  the  Servicer with  respect  to  servicing  functions  under  this  Agreement  and  shall  be  subject  to  all  the  responsibilities,  duties  and  liabilities  relating  thereto placed on  the Servicer by  the  terms and provisions hereof, and all  references  in  this  Agreement  to  the  Servicer  shall be deemed  to  refer  to  the Replacement  Servicer; provided  that  any  Replacement Servicer shall have (i) no liability with respect to any action performed by the prior Servicer  prior to the date that the Replacement Servicer becomes the successor to the Servicer or any claim of a  third party based on any alleged action or inaction of the prior Servicer, (ii) no obligation with respect to  any Taxes on behalf of the Loan Parties, except for any payment made out of the Collection Account as  provided in Section 2.13, (iii) no obligation to pay any of the fees and expenses of any other party to the  transactions  contemplated  hereby  and  (iv) no  liability  or  obligation  with  respect  to  any  Servicer  indemnification obligations of any prior Servicer. The  indemnification obligations of  the Replacement  Servicer,  upon  becoming  a  Servicer,  are  expressly  limited  to  those  arising  on  account  of  its  gross  negligence or willful misconduct, or the failure to perform materially  in accordance with  its duties and  obligations  set  forth  in  this Agreement.  In  addition,  the  Replacement  Servicer  shall  have  no  liability  relating to the representations of the prior Servicer contained in Section 4.03.  (e) Authority  and  Power.  All  authority  and  power  granted  to  the  Servicer  under  this  Agreement shall automatically cease and  terminate on  the Facility Termination Date and shall pass  to  and be vested in the Loan Parties or their designee thereafter and, without limitation, the Loan Parties  are hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney‐in‐ fact  or  otherwise,  all  documents  and  other  instruments,  and  to  do  and  accomplish  all  other  acts  or  things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer  agrees to cooperate with the Loan Parties in effecting the termination of the responsibilities and rights  of the Servicer to conduct servicing of the Collateral.   (f) Subcontracts.  The  Servicer may, with  the  prior written  consent  (except  that  no  such  consent shall be required (i) with respect to ministerial duties or (ii) to the extent necessary for Servicer  to  comply with  any Applicable  Laws,  regulations,  codes or ordinances  relating  to  Servicer’s  servicing  obligations)  of  the  Administrative  Agent  (acting  at  the  direction  of  the  Majority  Lenders)  and  the  Administrative  Borrower  (not  to  be  unreasonably withheld  or  delayed),  subcontract with  any  other  Person for servicing, administering or collecting the Collateral; provided that (A) the Servicer shall select  any such Person with reasonable care and shall be solely responsible for the fees and expenses payable  to any such Person, (B) the Servicer shall not be relieved of, and shall remain liable for, the performance  of  the  duties  and  obligations  of  the  Servicer  pursuant  to  the  terms  hereof  without  regard  to  any  subcontracting arrangement and (C) any such subcontract shall be terminable upon the occurrence of a  Servicer Termination Event.  (g) Waiver.  The  Loan  Parties  acknowledge  that  the  Administrative  Agent  or  any  of  its  Affiliates may, but shall not be obligated to, act as the Servicer, and the Co‐Borrowers waive any and all

  ‐ 96 ‐    NAI‐1515108520v22   claims  against  the  Administrative  Agent,  each  Lender  or  any  of  their  respective  Affiliates  and  the  Servicer (other than claims relating to such party’s gross negligence or willful misconduct as determined  in a final and non‐appealable judgement by a court of competent jurisdiction) relating in any way to the  custodial or collateral administration functions having been performed by the Administrative Agent or  any of its Affiliates in accordance with the terms and provisions (including the standard of care) set forth  in the Transaction Documents.  SECTION 8.02 Duties of the Servicer.  (a) Duties. The Servicer shall take or cause to be taken all such actions as may be necessary  or advisable  to,  following  the occurrence and during  the continuance of an Event of Default, monitor  and administer the Collections and to perform its duties and responsibilities under this Agreement and  the  other  Transaction Documents,  all  in  accordance with  this  Agreement  and  the  other  Transaction  Documents, Applicable Law and the Servicing Standard. Without limiting the foregoing, the duties of the  Servicer shall include the following:  (i) maintaining  all  necessary  servicing  records  with  respect  to  the  Collateral  received  from  the  Loan  Parties,  or  following  the  occurrence  and  continuance  of  an  Event  of  Default, and providing such records to each Lender together with such other  information with  respect to the Collateral (including information relating to the Servicer’s performance under this  Agreement) as may be required hereunder or as the Majority Lenders may reasonably request;  (ii) maintaining  and  implementing  administrative  and  operating  procedures  (including an ability to create servicing records received evidencing the Collateral) and keeping  and  maintaining  all  documents,  books,  records  and  other  information  or  pursuant  to  this  Agreement reasonably necessary or advisable for the collection of the Collateral;  (iii) promptly  delivering  to  the  Lenders,  from  time  to  time,  such  information  and  servicing  records  (to  the extent  received by  the Servicer,  including  information  relating  to  the  Servicer’s performance under this Agreement), as any Lender may from time to time reasonably  request;  (iv) identifying  each  Portfolio  Asset  clearly  and  unambiguously  in  its  records  to  reflect that such Portfolio Asset has been Transferred and is owned by a Loan Party;  (v) notifying  the  Lenders of  any material action,  suit, proceeding, dispute, offset,  deduction, defense or counterclaim  that  is or  is  threatened  to be asserted by an Obligor with  respect  to any Portfolio Asset  (or portion  thereof) of which  it has knowledge or has  received  notice;  (vi) maintaining  the perfected  first priority  security  interest  (subject  to Permitted  Liens) of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral to the  extent required by the Transaction Documents;  (vii) pursuant  to  the  terms hereof, directing  the Administrative Agent  to direct  the  Account Bank to make payments in accordance with Section 2.09;  (viii) following the occurrence and during the continuance of an Event of Default,  if  directed  by  the Majority  Lenders,  instructing  the  Obligors,  on  the  Portfolio  Assets  to make

  ‐ 97 ‐    NAI‐1515108520v22   payments with  respect  to  the  related Portfolio Asset directly  into  the Collection Account and  otherwise directing or depositing Collections into the Collection Account;  (ix) recording  in  the  records  for  the Collateral any Tax and  insurance escrows and  payments and Distributions with respect to the Portfolio Asset to the extent such information is  received by the Servicer;  (x) all payments made with respect to the Portfolio Assets; and  (xi) following  the occurrence and during  the  continuance of any Event of Default,  identifying  Collections  as  Excluded  Amounts  and  preparing  statements  with  respect  to  Collections and segregating Collections, all as required by this Agreement.  (b) It  is  acknowledged  and  agreed  that  the    Loan  Parties  possess  only  such  rights with  respect to the enforcement of rights and remedies with respect to the Portfolio Assets and under the  Equity Investment Agreements as have been transferred to the applicable Loan Party with respect to the  related Portfolio Asset, and  therefore  in all circumstances,  the Loan Parties shall perform  their duties  hereunder only to the extent that they have the right to do so.  (c) Notwithstanding  anything  to  the  contrary  contained  herein,  the  exercise  by  the  Administrative Agent and the Secured Parties of their rights hereunder shall not release the Servicer or  the Loan Parties from any of their duties or responsibilities with respect to the Collateral. The Secured  Parties  and  the  Administrative  Agent  shall  not  have  any  obligation  or  liability  with  respect  to  any  Collateral, nor shall any of them be obligated to perform any of  the obligations of the Servicer or the  Loan Parties hereunder.  (d) [Reserved.]  (e) The  Servicer  is  not  required  to  take  any  action  under  this  Agreement  or  any  other  Transaction Document  that,  in  its  opinion  or  the  opinion  of  its  counsel, may  expose  the  Servicer  to  liability or  that  is contrary  to any Transaction Document or Applicable Law. The Servicer  shall not be  liable for any action taken or not taken by it under this Agreement or any other Transaction Document  with  the  consent  or  at  the  request  of  the  Co‐Borrowers  or  the Majority  Lenders  (or  all  Lenders,  as  applicable and as set forth in Sections 6.01 and 11.01). In the event the Servicer requests the consent of  a  Lender  pursuant  to  the  foregoing  provisions  and  the  Servicer  does  not  receive  a  consent  (either  positive or negative)  from such Person within  ten  (10) Business Days of such Person’s  receipt of such  request, then such Lender shall be deemed to have declined to consent to the relevant action. For all  purposes of this Agreement and the other Transaction Documents, the Loan Parties and the Lenders, as  the case may be, shall direct the Servicer and the Account Bank, as applicable, what  lender consent  is  required for a particular amendment, waiver or consent.  (f) The Servicer shall not be liable for any action taken or omitted to be taken by it under or  in connection with this Agreement or any of the other Transaction Documents in the absence of its own  gross  negligence  or  willful  misconduct  as  determined  in  a  final  decision  by  a  court  of  competent  jurisdiction. Without  limiting  the  foregoing,  the  Servicer  (i) may  consult with  legal  counsel  (including  counsel  for  the  Co‐Borrowers  or  the  Servicer),  independent  public  accountants  and  other  experts  selected by  it and shall not be  liable for any action taken or omitted to be taken  in good faith by  it  in  accordance with the advice of such counsel, accountants or experts, (ii) shall not be responsible for or  have any duty to ascertain or inquire  into (A) any statement, warranty or representation made in or in

  ‐ 98 ‐    NAI‐1515108520v22   connection with this Agreement or any other Transaction Document, (B) the contents of any certificate,  report or other document delivered hereunder or thereunder or  in connection herewith or therewith,  (C) except as otherwise expressly provided herein, the performance or observance by any party (other  than the Servicer) of any of the covenants, agreements or other terms or conditions set forth herein or  therein or  the occurrence of any Event of Default or Potential Default,  (D)  the validity, enforceability,  effectiveness  or  genuineness  of  this  Agreement,  any  other  Transaction  Document  or  any  other  agreement,  instrument or document or  (E)  the  satisfaction of any  condition  set  forth  in Article  III or  elsewhere  herein,  other  than  to  confirm  receipt  of  items  expressly  required  to  be  delivered  to  the  Servicer (if any) and (iii) shall incur no liability under or in respect of this Agreement or any of the other  Transaction Documents for relying on any notice (including notice by telephone), consent, certificate or  other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent  by the proper party or parties.  SECTION 8.03 Authorization of the Servicer.  (a) The Loan Parties hereby authorize the Servicer (including any successor thereto) to take  any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of  the  Loan Parties  and not  inconsistent with  the  security  interest of  the Administrative Agent,  for  the  benefit of the Secured Parties, in the Collateral, upon the occurrence and during the continuance of an  Event of Default to collect all amounts due under the Collateral,  in accordance with and subject to the  terms hereof, including, to the extent the Servicer is permitted to do so, endorsing its name on checks  and  other  instruments  representing  Collections,  executing  and  delivering  any  and  all  instruments  of  satisfaction  or  cancellation,  or  of  partial  or  full  release  or  discharge,  and  all  other  comparable  instruments, with respect to the Collateral and, after the delinquency of any Portfolio Asset, and to the  extent permitted under and in compliance with Applicable Law, to commence proceedings with respect  to enforcing payment thereof. The Loan Parties shall furnish the Servicer (and any successors thereto)  with any powers of attorney and other documents, in each case effective only after the occurrence and  during the continuance of an Event of Default, necessary or appropriate to enable the Servicer to carry  out  its  servicing  and  administrative  duties  hereunder,  and  after  the  occurrence  and  during  the  continuance of an Event of Default  shall cooperate with  the Servicer  to  the  fullest extent  in order  to  facilitate  the  collectability  of  the  Collateral.  In  no  event  shall  the  Servicer  be  entitled  to make  the  Secured Parties,  the Administrative Agent or any Lender a party  to any  litigation without such party’s  express prior written consent, or to make the Servicer a party to any  litigation (other than any routine  foreclosure or similar collection procedure) without the Administrative Agent’s (at the direction of the  Majority  Lenders)  consent.  In  the performance of  its obligations hereunder,  the Servicer  shall not be  obligated to take, or to refrain from taking, any action which any Lender requests that the Servicer take  or  refrain  from  taking  to  the  extent  that  the  Servicer  determines  in  its  reasonable  and  good  faith  judgment that such action or  inaction  (i) may cause a violation of Applicable Laws, regulations, codes,  ordinances, court orders or restrictive covenants with respect to any Portfolio Asset, the Loan Parties or  any Obligor,  (ii) may cause a violation of any provision of  this Agreement, a Fee Letter or a Required  Portfolio  Document  or  any  other  Transaction  Document  or  (iii) may  be  a  violation  of  the  Servicing  Standard.  (b) After  the  declaration of  the Maturity Date  and  to  the  extent  any Obligations  remain  unpaid,  at  the  direction  of  the Majority  Lenders,  the  Servicer  shall  take  such  action  as  the Majority  Lenders may deem necessary or advisable to enforce collection of the Portfolio Assets; provided that the  Servicer may, at any  time  that an Event of Default has occurred and  is continuing, notify  the Obligor,  with respect to any Portfolio Asset of the assignment of such Portfolio Asset to the Servicer and direct

  ‐ 99 ‐    NAI‐1515108520v22   that payments of all amounts due or to become due thereunder be made directly to the Administrative  Agent or any servicer, collection agent or account designated by the Administrative Agent (acting at the  direction  of  the Majority  Lenders)  and,  upon  such  notification,  after  the  occurrence  and  during  the  continuance of an Event of Default and at the expense of the Co‐Borrowers, the Servicer (acting at the  direction of the Majority Lenders) may enforce collection of any such Portfolio Asset, and adjust, settle  or compromise the amount or payment thereof.  SECTION 8.04 Collection of Payments; Accounts.  (a) Without  limiting Section 8.02,  following the occurrence and during the continuance of  an Event of Default, the Servicer will monitor all Collections deposited to the Collection Account and will  monitor  the  administration  of  the  Collection  Account  in  accordance  with  this  Agreement  and  the  Account Control Agreement.  (b) Collection  Account  and  Interest  Reserve  Account.  Each  of  the  parties  hereto  hereby  agrees  that  (i) each  of  the  Collection Account  and  the  Interest  Reserve Account  is  intended  to  be  a  “deposit  account”  or  “securities  account”  within  the  meaning  of  the  UCC  and  (ii)  following  the  occurrence and during the continuance of an Event of Default, only the Administrative Agent, acting at  the  direction  of  the  Servicer,  shall  be  entitled  to  exercise  the  rights with  respect  to  the  Collection  Account and  the  Interest Reserve Account and have  the right  to direct  the disposition of  funds  in  the  Collection Account and the Interest Reserve Account in accordance with Section 2.09. Each Co‐Borrower  hereby  agrees  to  use  commercially  reasonable  efforts  to  cause  the Account  Bank  to  agree with  the  parties hereto that regardless of any provision  in any other agreement, for purposes of the UCC, with  respect to the Collection Account and the Interest Reserve Account, New York shall be deemed to be the  Account  Bank’s  jurisdiction  (within  the  meaning  of  Section 9‐304  of  the  UCC).  If  at  any  time  a  Responsible  Person  of  a  Loan  Party  obtains  knowledge  that  the  Collection Account  and  the  Interest  Reserve  Account  ceases  to  be maintained  by  a  Qualified  Institution  (with  written  notice  from  the  Administrative  Borrower  to  the  Administrative  Agent  and  the  Lenders),  then  each  Loan  Party  shall  transfer such account to another Qualified Institution; provided that notice of such transfer to another  Qualified Institution shall be given by the Administrative Borrower to the Administrative Agent and the  Lenders at least ninety (90) days prior to the transfer to such Qualified Institution.  (c) Adjustments. If a Loan Party makes a deposit into the Collection Account in respect of a  Collection and such Collection was received  in the form of a check that  is not honored for any reason  then the amount subsequently deposited  into the Collection Account to reflect such dishonored check  shall be adjusted. Any Scheduled Payment  in respect of which a dishonored check  is received shall be  deemed not to have been paid.   SECTION 8.05 Realization  Upon  Portfolio  Assets.  For  the  avoidance  of  doubt  and  notwithstanding anything  to  the  contrary  in  this Agreement,  the Servicer  shall only exercise  rights  to  realize upon Portfolio Assets upon the occurrence and during  the continuance of an Event of Default.  Following  the  occurrence  and  during  the  continuance  of  an  Event  of  Default,  the  Servicer will  use  reasonable  efforts  consistent with  the  Servicing  Standard  and  the  Equity  Investment  Agreement  to  exercise  available  remedies  (which may  include  foreclosing  upon  or  repossessing,  as  applicable,  or  otherwise comparably converting the ownership of any Portfolio Asset) relating to a defaulted Portfolio  Asset as to which no satisfactory arrangements can be made for the collection of delinquent payments,  and may, consistent with  the Servicing Standard and exercising  its  reasonably good  faith  judgment  to  maximize  value,  hold  for  value,  sell  or  transfer  any  equity  or  other  securities  shall  have  received  in

  ‐ 100 ‐    NAI‐1515108520v22   connection  with  a  default,  workout,  restructuring  or  plan  of  reorganization  with  respect  to  such  Portfolio Asset.  The  Servicer will  comply with  the  Servicing  Standard  and Applicable  Law  in  realizing  upon  such  Portfolio  Asset,  and  employ  practices  and  procedures  including  commercially  reasonable  efforts consistent with the Servicing Standard to enforce all obligations of Obligors by foreclosing upon,  repossessing and causing the sale of such Portfolio Asset at public or private sale in circumstances other  than those described in the preceding sentence. Without limiting the generality of the foregoing, unless  the Majority Lenders have specifically given instruction to the contrary, the Servicer may cause the sale  of any  such Portfolio Asset  to  the Servicer or  its Affiliates  for a purchase price equal  to  the  then  fair  value  thereof, any  such  sale  to be evidenced by a  certificate of a Responsible Person of  the Servicer  delivered  to  the  Lenders  setting  forth  the  Portfolio  Asset,  the  Portfolio  Asset,  the  sale  price  of  the  Portfolio Asset and certifying that such sale price is the fair value of such Portfolio Asset. In any case in  which  any  such  Portfolio Asset has  suffered damage,  the  Servicer will have no obligation  to  expend  funds  in connection with any repair or toward the foreclosure or repossession of such Portfolio Asset.  The Servicer will remit to the Collection Account the recoveries received in connection with the sale or  disposition of Portfolio Asset  relating  to a defaulted Portfolio Asset. Notwithstanding anything  to  the  contrary herein, the Servicer shall not take any action with respect to the Portfolio Assets, nor shall it be  required to take any actions, relating to any special servicing activities (it being understood and agreed  that the Servicer shall determine whether any obligations or actions of the Servicer expressly set forth in  this Agreement or the other Transaction Documents shall constitute special servicing activities), except  to  the  extent  (i)  agreed  to  among  the  Co‐Borrowers,  the  Lenders  and  the  Servicer,  pursuant  to  a  separate fee letter agreement and (ii) the parties to such fee agreement agree to address any conflicts  presented by such performance of special servicing activities reasonably requested by the Servicer with  respect to any Portfolio Asset that is in default, if a Co‐Borrower believes the exercise of remedies would  maximize  recoveries  thereunder.  Subject  to  the  terms  of  the  Equity  Investment Agreement  and  the  Servicing Standard,  the Servicer will  comply  in all material  respects with Applicable  Law  in exercising  such remedies. Notwithstanding any of the foregoing, the Loan Parties shall not be obligated to breach  any  of  their  duties  or  responsibilities  under  any  Equity  Investment  Agreement  to  comply with  this  Section 8.05.  SECTION 8.06 Servicing Compensation. As compensation  for  its Servicer activities hereunder,  the Servicer shall be entitled to the Servicing Fees from the Co‐Borrowers as set forth in the Servicer Fee  Letter, payable pursuant to the extent of funds available therefor pursuant to the provisions of Section  2.09; provided that if such amounts are insufficient then Sections 8.10 and 11.07 shall be applicable. The  Servicer’s entitlement to receive the Servicing Fees shall cease on the earlier to occur of (i) its removal  as Servicer as provided in Section 8.01(b), (ii) its resignation as Servicer as provided in Section 8.09 or (iii)  the termination of this Agreement; provided that the Servicer shall be entitled to any fees accrued and  payable up to such date to the extent not previously paid.  SECTION 8.07 Payment  of  Certain  Expenses.  The  Loan  Parties  will  be  required  to  pay  all  reasonable  and  invoiced  out‐of‐pocket  fees  and  expenses  owing  to  any  bank  or  trust  company  in  connection with  the maintenance of  the Collection Account. The Servicer shall be  reimbursed  for any  such  reasonable  and  invoiced  out‐of‐pocket  expenses  incurred  hereunder  (including  reasonable  and  invoiced  out‐of‐pocket  expenses  paid  by  the  Servicer  on  behalf  of  the  Loan  Parties),  subject  to  the  availability of  funds pursuant  to Section 2.09; provided  that,  to  the extent  funds are not available  for  such reimbursement, the Servicer shall be entitled to repayment of such expenses from the Loan Parties  and if the Loan Parties fail to so reimburse the Servicer, the Servicer shall be entitled to be reimbursed  by the Lenders (and each Lender hereby agrees to so reimburse the Servicer as provided herein) within  ten (10) Business Days of receipt of an invoice therefor. In no event shall the Administrative Agent have

  ‐ 101 ‐    NAI‐1515108520v22   any duty, obligation or liability for payment of any fees, expenses, indemnities or other amounts payable  to the Servicer.  SECTION 8.08 Reports to the Administrative Agent Account Statements; Servicing Information.  (a) [Reserved].  (b) [Reserved].  (c) Servicing Report. No later than three (3) Business Days prior to each Payment Date, the  Servicer will provide to the Administrative Borrower and the Lenders a quarterly statement including (i)  a  summary prepared with  respect  to  each Obligor  and with  respect  to each Portfolio Asset  for  such  Obligor prepared  as of  the most  recent Determination Date  and  in  a  form determined by  the  initial  Servicer hereunder  (upon consultation with the Administrative Borrower) or  in the  form subsequently  agreed  to by any Replacement Servicer,  the Administrative Borrower and  the Majority  Lenders  (such  quarterly  statement,  together with  the  items  set  forth  in  clauses  (ii)  and  (iii)  below,  collectively,  a  “Servicing  Report”),  (ii)  the  aggregate  Investment  Value  of  all  Eligible  Portfolio  Assets  as  of  the  Determination Date for such Reporting Date and (iii) the identification of any Excluded Amounts.  (d) Following the occurrence and during the continuance of a Potential Default or an Event  of  Default,  Servicer  may  direct  Administrative  Agent  to  send  instructions  to  the  Account  Bank  to  withdraw amounts and distribute such amounts pursuant to Section 2.09 hereof.  (e) [Reserved].  (f) Amendments to Portfolio Assets. To the extent delivered to the Servicer hereunder, the  Servicer will deliver to the Lenders a copy of any amendment, restatement, supplement, waiver or other  modification to the Equity Investment Agreement of any Eligible Portfolio Asset (along with any internal  documents  that  are  not  privileged  prepared  by  its  investment  committee  in  connection  with  such  amendment,  restatement,  supplement, waiver or other modification)  (i) with  respect  to any Material  Investment Event, promptly and  in any event within  five  (5) Business Days of  request of  the Majority  Lenders  thereof  and  (ii) with  respect  to  any  amendment,  restatement,  supplement, waiver  or  other  modification which is not a Material Investment Event, within forty‐five (45) days after the end of each  quarter  (in  each  case,  to  the  extent  received  by  the  Servicer).  The  Servicer  shall  also  deliver  to  the  Lenders any notice or other correspondence that it receives hereunder or with respect to any Portfolio  Asset,  in each  case,  to  the extent  it deems  such material  in accordance with  the  Servicing  Standard,  promptly upon receipt thereof.  (g) Delivery  Methods.  Notwithstanding  anything  to  the  contrary  contained  herein,  information  required  to be delivered or  submitted  to  any  Secured Party pursuant  to  this Agreement  shall be deemed to have been delivered on the date upon which such information is received through e‐ mail.  SECTION 8.09 The  Servicer Not  to Resign. The  Servicer  shall not  resign  from  the obligations  and duties hereby imposed on it except (a) upon the Servicer’s determination that (i) the performance  of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable  action that the Servicer could take to make the performance of its duties hereunder permissible under  Applicable Law,  (b) Massachusetts Mutual Life  Insurance Company, as  initial Servicer hereunder, may  resign as Servicer upon prior notice  to  the other parties hereto upon  the  selection of a Replacement

  ‐ 102 ‐    NAI‐1515108520v22   Servicer or  (c) upon  at  least  sixty  (60) days’ prior notice  to  the other parties hereto.  If no  successor  Servicer shall have been appointed and an  instrument of acceptance by a successor Servicer shall not  have been delivered to the Servicer within thirty (30) days after the giving of such notice of resignation,  the  resigning  Servicer  may  petition  any  court  of  competent  jurisdiction  for  the  appointment  of  a  successor Servicer. No such resignation shall become effective until a Replacement Servicer shall have  assumed the responsibilities and obligations of the Servicer  in accordance with Section 8.02. Any Fees  then  due  and  owing  to  the  Servicer  and  accrued  through  such  date,  including  any  expenses  or  indemnities it is entitled to pursuant to the provisions of this Agreement and any Fee Letter, shall be due  and  payable  on  such  discharge  date  and  shall  be  paid  in  accordance with  Section  2.09  and  if  such  amounts are insufficient to pay such amounts then due and owing, shall be paid by the Co‐Borrowers (or  the Lenders if the Co‐Borrowers fail to so pay such amounts) within ten (10) Business Days of receipt of  an invoice therefor.   SECTION 8.10 Indemnification of  the Servicer. Each  Lender agrees  to  indemnify  the Servicer  from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits,  costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred  by, or asserted against the Servicer in any way relating to or arising out of this Agreement or any of the  other Transaction Documents, or any action taken or omitted by the Servicer hereunder or thereunder;  provided  that  (a)  the Lenders  shall not be  liable  for any portion of  such  liabilities, obligations,  losses,  damages,  penalties,  actions,  judgments,  suits,  costs,  expenses  or  disbursements  resulting  from  the  Servicer’s  gross  negligence  or  willful  misconduct  as  determined  in  a  final  decision  by  a  court  of  competent  jurisdiction  and  (b)  no  action  taken  in  accordance  with  the  directions  of  the  Majority  Lenders,  Lenders  or  the  Co‐Borrowers  shall  be  deemed  to  constitute  gross  negligence  or  willful  misconduct for purposes of this Article VIII. Without  limitation of the foregoing, each Lender agrees to  reimburse  the  Servicer,  promptly  upon  demand,  for  any  Fees  due  to  it  hereunder,  out‐of‐pocket  expenses  (including  counsel  fees)  incurred  by  the  Servicer  in  connection  with  the  administration,  modification,  amendment  or  enforcement  (whether  through  negotiations,  legal  proceedings  or  otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other  Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in  respect of  the Servicer or Lenders hereunder or  thereunder and to the extent  that the Servicer  is not  reimbursed for such expenses by the Co‐Borrowers under Section 2.09.  SECTION 8.11 Rights as a Lender. The Person serving as the Servicer hereunder shall have the  same rights and powers  in  its capacity as a Lender as any other Lender and may exercise the same as  though  it were not the Servicer, and the term “Lender” or “Lenders” shall, unless otherwise expressly  indicated or unless the context otherwise requires, include the Person serving as the Servicer hereunder  in  its  individual capacity. Such Person and  its Affiliates may accept deposits from,  lend money to, own  securities of, act as the financial advisor or  in any other advisory capacity for, and generally engage  in  any kind of business with, the Co‐Borrowers, Holdings or any Subsidiary or other Affiliate thereof as  if  such Person were not the Servicer hereunder and without any duty to account therefor to the Lenders.  ARTICLE IX.  [RESERVED].  ARTICLE X.  INDEMNIFICATION  SECTION 10.01 Indemnities by the Co‐Borrowers and Holdings.

  ‐ 103 ‐    NAI‐1515108520v22   (a) Without  limiting any other  rights which  the Secured Parties or any of  their  respective  Affiliates may have hereunder or under Applicable Law, each of Holdings and, jointly and severally, the  Co‐Borrowers,  shall  indemnify  the  Secured  Parties  and  each  of  their  respective  Affiliates,  assigns,  officers, directors, employees and agents  (each, an “Indemnified Party”  for purposes of  this Article X)  and  hold  each  Indemnified  Party  harmless  from  and  against  any  and  all  damages,  losses,  claims,  liabilities  and  related  costs  and  expenses,  including  reasonable  and  documented  out‐of‐pocket  attorneys’ fees and disbursements and court costs (all of the foregoing being collectively referred to as  “Indemnified Amounts”),  incurred by or asserted against such  Indemnified Party arising out of or as a  result of (i) this Agreement or the other Transaction Documents or in respect of any of the Collateral, (ii)  any Advance or the use or proposed use of the proceeds therefrom, (iii) any actual or prospective claim,  litigation,  investigation or proceeding relating to any of the foregoing, whether based on contract, tort  or any other theory, whether brought by a third party, by Holdings or the Co‐Borrowers or by any other  Person, and regardless of whether any Indemnified Party  is a party thereto, or (iv) any action, claim or  suit  brought  by  an  Indemnified  Party  to  enforce  its  right  to  indemnification  hereunder,  provided,  however, with respect to any  Indemnified Party, such  indemnification shall not be available (A) to the  extent that such Indemnified Amounts arise out of or result from (x) disputes among Indemnified Parties  (other than disputes involving claims against the Administrative Agent in its capacity as such) or (y) the  gross negligence, bad faith or willful misconduct on the part of such Indemnified Party as determined in  a  final  and non‐appealable  judgement of  a  court of  competent  jurisdiction or  (z)  a  claim brought by  Holdings or the Co‐Borrowers against such Indemnified Party (other than the Administrative Agent and  its respective Affiliaties, assigns, officers, directors, employees and agents) for material breach of such  Indemnified Party’s (other than the Administrative Agent’s and its respective Affiliaties, assigns, officers,  directors, employees and agents) express obligations hereunder (including, for the avoidance of doubt,  any failure by such Indemnified Party (other than the Administrative Agent and its respective Affiliaties,  assigns, officers, directors, employees and agents) to comply with its obligation to fund any portion of its  Advances  as  required  hereby)  or  under  any  other  Transaction  Document,  if  Holdings  or  the  Co‐ Borrowers,  as  applicable,  have  obtained  a  final,  non‐appealable  judgment  of  a  court  of  competent  jurisdiction  in  its favor on such claim or (B) with respect to any settlement relating to any  Indemnified  Amounts  that  is entered  into by  such  Indemnified Party  (other  than  the Administrative Agent and  its  respective  Affiliaties,  assigns,  officers,  directors,  employees  and  agents)  without  the  prior  written  consent  of  Holdings  or  the  Co‐Borrowers,  as  applicable,  which  consent  shall  not  be  unreasonably  withheld, conditioned or delayed. This Section 10.01(a) shall not apply with respect to Taxes other than  any Taxes that represent losses, claims, damages, etc. arising from any non‐Tax claim. The obligations of  Holdings, on  the one hand, and  the Co‐Borrowers, on  the other,  to make payments pursuant  to  this  Section 10.01 are several and not joint.  (b) Other  than  as  expressly  set  forth  in  Section  10.01(a),  any  amounts  subject  to  the  indemnification provisions of  this Section 10.01  shall be paid by Holdings or  the Co‐Borrowers  to  the  applicable  Indemnified  Party  within  thirty  (30)  days  following  receipt  by  the  Co‐Borrowers  of  such  Indemnified  Party’s  written  demand  therefor.  Any  Indemnified  Party  making  a  request  for  indemnification under  this Section 10.01  shall  submit  to  the Administrative Borrower a notice  setting  forth in reasonable detail the basis for and the computations of the Indemnified Amounts with respect  to which such indemnification is requested, which notice shall be conclusive absent demonstrable error.  (c) [Reserved].  (d) If Holdings or a Co‐Borrower has made any payments in respect of Indemnified Amounts  to an  Indemnified Party pursuant  to  this Section 10.01 and  such  Indemnified Party  thereafter collects

  ‐ 104 ‐    NAI‐1515108520v22   any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to  Holdings or such Co‐Borrower in an amount equal to the amount it has collected from others in respect  of such Indemnified Amounts, without interest.  (e) The obligations of Holdings and the Co‐Borrowers under this Section 10.01 shall survive  the resignation or removal of the Administrative Agent or the Servicer or the termination or assignment  of this Agreement.  (f) The procedures for making claims for indemnification set forth in this Section 10.01 shall  not apply  to any  claim  for  indemnification of any attorneys’  fees,  costs and expenses  incurred by an  Indemnified Party in connection with any enforcement (including by means of any action, claim or suit)  by an  Indemnified Party of any  indemnification or other obligation of Holdings and  the Co‐Borrowers,  and the Indemnified Party shall only be required to make a request for payment.  ARTICLE XI.  MISCELLANEOUS  SECTION 11.01 Amendments and Waivers.  (a) Except  as  set  forth herein,  (i) no  amendment or modification of  any provision of  this  Agreement  or  any  other  Transaction Document  shall  be  effective without  the written  agreement  of  Holdings,  the Co‐Borrowers and  the Majority  Lenders and,  solely  if  such amendment or modification  would affect the rights or obligations of the Administrative Agent or the Servicer, the written agreement  of  the  Administrative  Agent  or  the  Servicer,  as  applicable,  and  (ii) no  termination  or waiver  of  any  provision of this Agreement or any other Transaction Document or consent to any departure therefrom  by Holdings,  the  Co‐Borrowers  or  the  Servicer  shall  be  effective without  the written  consent  of  the  Majority  Lenders.  Any waiver  or  consent  shall  be  effective  only  in  the  specific  instance  and  for  the  specific purpose for which given.    Notwithstanding  the  foregoing,  with  respect  to  any  amendment,  waiver  or modification  to  which  the  Administrative  Agent’s  consent  is  not  required,  the  parties  agree  to  deliver  to  the  Administrative Agent  a  copy  of  each  such  amendment, waiver  or modification;  provided  that,  (i)  no  party shall be liable for its failure to comply with this sentence and (ii) the Administrative Agent shall not  be bound by any such amendment unless and until it has received a copy thereof.  (b) Notwithstanding  the  provisions  of  Section 11.01(a),  the written  consent  of  all  of  the  Lenders  affected  thereby  shall  be  required  for  any  amendment, modification  or waiver  (i) reducing  (without payment thereon) the principal amount due and owing under any outstanding Advance or the  interest  thereon,  (ii) postponing  any  date  for  any  payment  of  any  Advance  or  the  interest  thereon,  (iii) modifying the provisions of this Section 11.01 or the definition of Majority Lenders or changing any  other provision specifying the number or percentage of Lenders required to amend, waive or otherwise  modify any  rights or make any determination or grant any  consent,  (iv) extending  the Maturity Date,  (v) of  any  provision  of  Section 2.09,  (vi) extending  or  increasing  any  Commitment  of  any  Lender,  (vii) changing  Section 11.15  in  a manner  that would  alter  the  pro  rata  sharing  of  payments  required  thereby without the written consent of each Lender directly and adversely affected thereby, (viii) waive  any condition set forth in Section 3.01 or (ix) to consent to a Co‐Borrower’s assignment or transfer of its  rights  and  obligations  under  this  Agreement  or  any  other  Transaction  Document  or  release  all  or  substantially all of the Collateral except as expressly authorized in this Agreement.

  ‐ 105 ‐    NAI‐1515108520v22   (c) Notwithstanding anything herein  to  the contrary, no Defaulting Lender  shall have any  right  to approve or disapprove any amendment, waiver or  consent hereunder, and any amendment,  waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may  be effected with the consent of the applicable Lenders other than Defaulting Lenders, except that (x) the  Commitment of any Defaulting Lender may not be  increased or extended, or the maturity of any of  its  Advances may not be extended, the rate of interest on any of its Advances may not be reduced and the  principal amount of any of its Advances may not be forgiven, in each case without the consent of such  Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or  each  affected  Lender  that by  its  terms  affects  any Defaulting  Lender more  adversely  than  the other  affected Lenders shall require the consent of such Defaulting Lender.  SECTION 11.02 Notices,  Etc.  All  notices  and  other  communications  hereunder  shall,  unless  otherwise stated herein, be in writing (which shall include facsimile communication and communication  by e‐mail) and faxed, e‐mailed or delivered, to each party hereto, at its address set forth on Schedule IV  or at such other address as shall be designated by such party  in a written notice  to  the other parties  hereto.  Notices  and  communications  by  facsimile  and  e‐mail  shall  be  effective  when  sent  during  business  hours  on  a  Business  Day,  and  notices  and  communications  sent  by  other means  shall  be  effective when received.  SECTION 11.03 No Waiver Remedies. No failure on the part of the Administrative Agent or any  Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor  shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof  or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any  remedies provided by law.  SECTION 11.04 Binding Effect; Assignability; Multiple Lenders.  (a) This  Agreement  shall  be  binding  upon  and  inure  to  the  benefit  of Holdings,  the  Co‐ Borrowers,  the  Administrative  Agent,  each  Lender,  the  Servicer  and  their  respective  successors  and  permitted  assigns.  Each  Lender  and  their  respective  successors  and  assigns may  assign,  or  grant  a  security  interest  in, (i) this Agreement and such Lender’s rights and obligations hereunder and  interest  herein  in whole or  in part or  (ii) any Advance (or portion thereof) or any Revolving Loan Note  (or any  portion  thereof),  in  each  case,  to  any  Eligible  Assignee;  provided  that  unless  and  until  an  Event  of  Default pursuant to Section 6.01(a) or Section 6.01(d) has occurred and is continuing, the consent of the  Administrative Borrower (such consent not to be unreasonably withheld) shall be required for a Lender  to assign to any Person that is not an Eligible Assignee.  Notwithstanding the foregoing, in no event shall  a Lender (or  its successors or assigns) transfer or assign, or grant a security  interest  in,  its rights under  clauses (i) or (ii) above to any Person that is a Disqualified Lender, including, for the avoidance of doubt,  upon  the  occurrence  or  continuation  of  an  Event  of Default  in  respect  of  a  Co‐Borrower.  Any  such  assignee shall execute and deliver to the Servicer, the Administrative Borrower and the Administrative  Agent a fully‐executed Assignment and Assumption Agreement (which shall  include a certification that  such  assignee  is  an  Eligible  Assignee  (or  has  otherwise  received  the  consent  of  the  Administrative  Borrower))  and  the  Administrative  Agent  shall  have  received  payment  of  an  assignment  fee  in  the  amount of $3,500, unless waived or reduced by the Administrative Agent. In addition to the delivery of  the Assignment and Assumption Agreement and the processing and recordation fee, to the extent the  assignee is not then currently a Lender hereunder, the assignee shall deliver to the Administrative Agent  all  documentation  and  other  information  reasonably  determined  by  the  Administrative  Agent  to  be  required by applicable regulatory authorities under applicable “know your customer” and Anti‐Money

  ‐ 106 ‐    NAI‐1515108520v22   Laundering  Law.  Upon  delivery  of  the  duly‐executed  Assignment  and  Assumption  Agreement,  processing fee and any “know your customer”  information requested by the Administrative Agent, the  Administrative  Agent  shall  accept  such  Assignment  and  Assumption  Agreement  and  record  the  information  contained  therein  in  the  Register. No  assignment  shall  be  effective  for  purposes  of  this  Agreement unless and until  it has been recorded  in the Register as provided  in this Section. Upon the  recordation in the Register, (i) the assignee shall become and thereafter be deemed to be a “Lender” for  the purposes of this Agreement, (ii) the assignor shall be released from its obligations hereunder to the  extent that  its  interest has been assigned, (iii)  in the event that the assignor’s entire  interest has been  assigned,  the assignor  shall  cease  to be and  thereafter  shall no  longer be deemed  to be a  “Lender”.  Neither the Co‐Borrowers nor the Servicer may assign, or permit any Lien to exist upon, any of its rights  or  obligations  hereunder  or  under  any  Transaction  Document  or  any  interest  herein  or  in  any  Transaction Document without the prior written consent of the Lenders unless otherwise contemplated  hereby. Each Lender may sell a participation  in  its  interests hereunder as provided  in Section 11.04(d).  No  assignment  or  sale  of  a  participation  under  this  Section  11.04  shall  be  effective  unless  and  until  properly  recorded  in  the Register or Participant Register, as applicable, pursuant  to Section 2.03. Any  attempted assignment,  transfer or grant of security  interest by any Lender  in violation of  this Section  11.04 shall be null and void ab initio.  (b) Notwithstanding any other provision of this Section 11.04, any Lender may at any time  pledge  or  grant  a  security  interest  in  all  or  any  portion  of  its  rights  (including  rights  to  payment  of  principal and  interest) under this Agreement to secure obligations of such Lender to a Federal Reserve  Bank, without notice to or consent of the Co‐Borrowers or the Administrative Agent; provided that no  such  pledge  or  grant  of  a  security  interest  shall  release  such  Lender  from  any  of  its  obligations  hereunder  or  under  any  Transaction Document,  or  substitute  any  such  pledgee  or  grantee  for  such  Lender as a party hereto or to any Transaction Document, as the case may be.  (c) Each Indemnified Party shall be an express third party beneficiary of this Agreement.  (d) Any Lender may at any time, without the consent of, or notice to, the Co‐Borrowers or  without the consent of, but with notice to, the Administrative Agent, sell participations to any Person  (other  than  a  natural  Person,  or  a  holding  company,  investment  vehicle  or  trust  for,  or  owned  and  operated for the primary benefit of, a natural Person, or the Co‐Borrowers or any of the Co‐Borrowers’  respective Affiliates (each, a “Participant”)) in all or a portion of such Lender’s rights or obligations under  this Agreement (including all or a portion of its Commitment or the Advances owing to it); provided that  (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain  solely  responsible  to  the  other  parties  hereto  for  the  performance  of  such  obligations,  (iii) the  Co‐ Borrowers,  the Administrative Agent and  Lenders  shall  continue  to deal  solely and directly with  such  Lender  in  connection with  such  Lender’s  rights  and  obligations  under  this  Agreement  and  (iv) such  Lender  shall  register  such  participation  in  its  Participant  Register  pursuant  to  Section 2.03(c).  Any  agreement or  instrument pursuant to which a Lender sells such a participation shall provide that such  Lender  shall  retain  the  sole  right  to  enforce  this  Agreement  and  to  approve  any  amendment,  modification or waiver of any provision of this Agreement; provided that such agreement or instrument  may provide that such Lender will not, without the consent of the Participant, agree to any amendment,  modification  or waiver  described  in  Section 11.01(b)  that  affects  such  Participant.  The  Co‐Borrowers  agree that each Participant shall be entitled to the benefits of Section 2.13 (subject to the requirements  and  limitations  therein,  including  the  requirements under Section 2.13(e) and  (f)  (it being understood  that  the documentation  required under  Section 2.13(e) and  (f)  shall be delivered  to  the participating  Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment; provided

  ‐ 107 ‐    NAI‐1515108520v22   that such Participant (A) agrees to be subject to the provisions of Section 2.15(a) as if it were an assignee  under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under  Sections 2.12 or 2.13, with respect to any participation, than  its participating Lender would have been  entitled to receive, except to the extent such entitlement to receive a greater payment results from a  Change in Law that occurs after the Participant acquired the applicable participation.  SECTION 11.05 Term  of  This  Agreement.  This  Agreement,  including  the  Co‐Borrowers’  representations and covenants set  forth  in Articles IV and V, Holdings’  representations and covenants  set  forth  in  Articles IV  and  V,  and  the  Servicer’s  representations,  covenants  and  duties  set  forth  in  Articles IV, V and VIII shall remain  in full force and effect until this Agreement has been terminated by  the  Co‐Borrowers  and  the  Facility  Termination Date  has  occurred;  provided  that  any  representation  made  or  deemed made  hereunder  survives  the  execution  and  delivery  hereof  and  the  provisions  of  Section 2.07(c),  2.13,  Section  7.07,  Section  8.10,  Section 11.06,  Section 11.07,  Section 11.08,  Section 11.11 and Article X shall be continuing and shall survive any termination of this Agreement and  the resignation or removal of the Administrative Agent.  SECTION 11.06 GOVERNING LAW; JURY WAIVER. THIS AGREEMENT IS GOVERNED BY THE LAWS  OF  THE  STATE  OF  NEW  YORK.  EACH  OF  THE  PARTIES  HERETO  WAIVES,  TO  THE  FULLEST  EXTENT  PERMITTED BY  LAW, ANY RIGHT  IT MAY HAVE  TO A  TRIAL BY  JURY  IN RESPECT OF ANY  LITIGATION  ARISING DIRECTLY OR  INDIRECTLY OUT OF, UNDER OR  IN CONNECTION WITH THIS AGREEMENT, THE  TRANSACTION  DOCUMENTS  OR  ANY  OF  THE  TRANSACTIONS  CONTEMPLATED  HEREUNDER  OR  THEREUNDER.  SECTION 11.07 Costs, Expenses and Taxes.  (a) In addition  to  the  rights of  indemnification hereunder,  the Co‐Borrowers  shall,  jointly  and severally, pay on demand (i) all costs and expenses of the Administrative Agent, the Servicer and the  Lenders  incurred  in  connection with  the  pre‐closing  due  diligence,  preparation,  execution,  delivery,  administration,  syndication,  renewal, amendment or modification of, any waiver or  consent  issued  in  connection with, this Agreement, the Transaction Documents and the other documents required to be  delivered hereunder or  thereunder or  in  connection herewith or  therewith,  including  the  reasonable  fees, disbursements and other charges of rating agency, reasonable and  invoiced accounting costs and  fees  and  the  reasonable  and  invoiced  out‐of‐pocket  fees  and  expenses  of  (A)  counsel  for  the  Administrative Agent with respect thereto, (B) counsel for the Servicer with respect thereto (C) a single  counsel to the Lenders with respect thereto and (D) local counsel for the Administrative Agent, Servicer  and the Lenders, as reasonably necessary in any relevant jurisdiction (and solely in the case of actual or  bona  fide perceived  conflict of  interest, one additional  counsel  in each  relevant  jurisdiction),  in each  case,  with  respect  to  advising  the  Administrative  Agent,  the  Lenders  and  the  Servicer  as  to  their  respective  rights  and  remedies  under  this  Agreement,  the  Transaction  Documents  and  the  other  documents required  to be delivered hereunder or  thereunder or  in connection herewith or  therewith  and (ii) all costs and expenses, if any (including reasonable and invoiced out‐of‐pocket counsel fees and  expenses  of  each  counsel),  incurred  by  the  Administrative  Agent,  the  Lenders  or  the  Servicer  in  connection with the enforcement or potential enforcement of its respective rights under this Agreement  or any other Transaction Document and  the other documents  required  to be delivered hereunder or  thereunder  or  in  connection  herewith  or  therewith  or  in  connection  with  the  Advances  made  hereunder,  including  all  such  expenses  incurred during  any workout,  restructuring or negotiations  in  respect  thereof  (including  reasonable  and  invoiced out‐of‐pocket  counsel  fees  and  expenses of  each  counsel);  provided  that  absent  an  Event  of  Default,  after  the  Closing  Date  the  aggregate  costs  and

  ‐ 108 ‐    NAI‐1515108520v22   expenses  of  Massachusetts  Mutual  Life  Insurance  Company  (in  its  capacity  as  Lender,  Servicer  or  otherwise) and  the  Lenders  that are payable by  the Co‐Borrowers under  the Transaction Documents  shall not exceed $50,000 per year.  (b) The  Co‐Borrowers  shall  pay  promptly  in  accordance with Applicable  Law  any  and  all  present or future stamp, court or documentary,  intangible, recording, filing or similar Taxes payable or  determined to be payable to any Governmental Authority that arise from any payment made under, the  execution,  delivery,  performance,  enforcement  or  registration  of,  from  receipt  or  perfection  of  a  security interest under, filing and recording of this Agreement, or any other Transaction Documents, or  otherwise in connection with this Agreement or any other Transaction Document, except any such Taxes  or  fees  that  are  imposed  as  the  result  of  any  other  present  or  former  connection  between  any  Indemnified  Party  and  the  jurisdiction  imposing  such  Tax  (other  than  connections  arising  from  such  Person  having  executed,  delivered,  become  a  party  to,  performed  its  obligations  under,  received  payments  under,  received  or  perfected  a  security  interest  under,  engaged  in  any  other  transaction  pursuant  to or enforced any Transaction Document, or sold or assigned an  interest  in any  loan made  pursuant to this Agreement) with respect to an assignment other than an assignment made pursuant to  Section 2.15(b) (“Other Taxes”).  SECTION 11.08 Recourse Against Certain Parties; Non‐Petition.  (a) No recourse under or with respect to any obligation, covenant or agreement (including  the  payment  of  any  fees  or  any  other  obligations)  of  the  Servicer,  Co‐Borrowers,  Holdings,  the  Administrative Agent,  the  Lenders or any Secured Party as  contained  in  this Agreement or any other  agreement,  instrument  or  document  entered  into  by  the  Servicer,  Co‐Borrowers,  Holdings,  the  Administrative Agent, the Lenders or any Secured Party pursuant hereto or in connection herewith shall  be  had  against  the  Servicer,  Co‐Borrowers  (other  than  with  respect  to  fraud),  Holdings,  the  Administrative  Agent,  the  Lenders  or  any  Secured  Party  or  any  incorporator,  affiliate,  stockholder,  officer, employee or director of the Servicer, Borrower, Holdings, the Administrative Agent, the Lenders  or  any  Secured  Party,  as  such,  by  the  enforcement  of  any  assessment  or  by  any  legal  or  equitable  proceeding, by virtue of any  statute or otherwise;  it being expressly agreed and understood  that  the  agreements  of  each  party  hereto  contained  in  this  Agreement  and  all  of  the  other  agreements,  instruments and documents entered into by the Servicer, Borrower, Holdings, the Administrative Agent,  the Lenders or any Secured Party pursuant hereto or in connection herewith are, in each case, solely the  corporate obligations of such party (and nothing  in this Section 11.08 shall be construed to diminish  in  any way such corporate obligations of such party), and that no personal liability whatsoever shall attach  to or be  incurred by  the  Servicer, Borrower, Holdings,  the Administrative Agent,  the  Lenders or  any  Secured Party or any  incorporator, stockholder, affiliate, officer, employee or director of  the Lenders,  the  Servicer,  Borrower, Holdings  or  the Administrative Agent,  as  such,  or  any  of  them,  under  or  by  reason  of  any  of  the  obligations,  covenants  or  agreements  of  the  Servicer,  Borrower, Holdings,  the  Administrative Agent,  the  Lenders or any Secured Party  contained  in  this Agreement or  in any other  such  instruments, documents or agreements, or are  implied  therefrom, and  that any and all personal  liability  of  each  of  the  Servicer,  Borrower,  Holdings,  the  Administrative  Agent,  the  Lenders  or  any  Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of the Servicer,  Borrower, Holdings,  the Administrative Agent,  the  Lenders or any Secured Party, or any of  them,  for  breaches  by  the  Servicer, Borrower, Holdings,  the Administrative Agent,  the  Lenders or  any  Secured  Party of any such obligations, covenants or agreements, which liability may arise either at common law  or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in  consideration for the execution of this Agreement.

  ‐ 109 ‐    NAI‐1515108520v22   (b) Notwithstanding any contrary provision set forth herein, no claim may be made by any  party  hereto  against  any  party  hereto  or  their  respective  Affiliates,  directors,  officers,  employees,  attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim  for  breach  of  contract  or  any  other  theory  of  liability  arising  out  of  or  related  to  the  transactions  contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and  each party hereto hereby waives, releases, and agrees not to sue upon any claim for any such damages,  whether or not accrued and whether or not known or suspected.  (c) No obligation or liability to any Obligor under any of the Portfolio Assets is intended to  be assumed by the Servicer, the Administrative Agent, the Lenders or any Secured Party under or as a  result of this Agreement and the transactions contemplated hereby.  (d) Each of  the parties hereto hereby agrees  that  it will not  institute against, or  join any  other Person in instituting against, the Co‐Borrowers any bankruptcy or insolvency proceeding so long as  there shall not have elapsed one (1) year and one (1) day (or such longer preference period as shall then  be  in effect) since the Facility Termination Date unless the Majority Lenders otherwise consent to any  such action.  (e) The provisions of this Section 11.08 survive the termination of this Agreement.  SECTION 11.09 Execution  in  Counterparts;  Severability;  Integration.  This  Agreement may  be  executed in any number of counterparts and by different parties hereto in separate counterparts, each  of which when so executed shall be deemed to be an original and all of which when taken together shall  constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this  Agreement by e‐mail  in portable document format (.pdf) or facsimile shall be effective as delivery of a  manually executed counterpart of this Agreement. In the event that any provision in or obligation under  this Agreement  shall  be  invalid,  illegal  or  unenforceable  in  any  jurisdiction,  the  validity,  legality  and  enforceability of the remaining provisions or obligations, or of such provision or obligation in any other  jurisdiction, shall not in any way be affected or impaired thereby. This Agreement and any agreements  or  letters  (including  Fee  Letters)  executed  in  connection  herewith  contains  the  final  and  complete  integration of all prior expressions by the parties hereto with respect to the subject matter hereof and  shall  constitute  the  entire  agreement  among  the  parties  hereto with  respect  to  the  subject matter  hereof, superseding all prior oral or written understandings.  SECTION 11.10 Consent to Jurisdiction; Service of Process.  (a) Each party hereto hereby  irrevocably  submits  to  the exclusive  jurisdiction of any New  York State or Federal court sitting in New York City in any action or proceeding arising out of or relating  to  the  Transaction  Documents,  and  each  party  hereto  hereby  irrevocably  agrees  that  all  claims  in  respect of such action or proceeding may be heard and determined in such New York State court or, to  the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the  fullest extent they may effectively do so, the defense of an  inconvenient forum to the maintenance of  such  action  or  proceeding.  The  parties  hereto  agree  that  a  final  judgment  in  any  such  action  or  proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in  any other manner provided by law.  (b) Each Co‐Borrower  and  the  Servicer  agree  that  service of process may be effected by  mailing a copy thereof by registered or certified mail, postage prepaid, to the Administrative Borrower

  ‐ 110 ‐    NAI‐1515108520v22   or the Servicer, as applicable, at  its address specified  in Section 11.02 or at such other address as  the  Administrative Agent shall have been notified in accordance herewith. Nothing in this Section 11.10 shall  affect the right of the Lenders or the Administrative Agent to serve  legal process  in any other manner  permitted by law.  SECTION 11.11 Confidentiality.  (a) Each of the Administrative Agent, the Lenders and the Servicer shall maintain and shall  cause each of  its employees and officers  to maintain  the confidentiality of all  Information  (as defined  below), including all Information regarding the business of the Co‐Borrowers and the Servicer and their  respective  businesses  obtained  by  it  or  them  in  connection  with  the  structuring,  negotiating  and  execution of  the transactions contemplated herein, except  that  Information may be disclosed  (i) to  its  Affiliates, accountants, investigators, auditors, attorneys or other agents, including any rating agency or  valuation firm engaged by such party in connection with any due diligence or comparable activities with  respect to the transactions and Portfolio Assets contemplated herein, and the agents of such Persons,  taxing  authorities  and  governmental  agencies,  in  each  case,  to  the  extent  reasonably  necessary  in  connection with  their work with  respect  to  this Agreement  (“Excepted Persons”); provided  that each  Excepted Person is informed of the confidential nature of such Information and instructed to keep such  Information  confidential,  (ii) as  is  required  by  Applicable  Law,  (iii) in  accordance  with  the  Servicing  Standard,  (iv) when  required  by  any  law,  regulation,  ordinance,  court  order  or  subpoena,  (v) to  the  extent the Servicer  is disseminating general statistical  information relating to the assets being serviced  by the Servicer (including the Portfolio Assets) hereunder so  long as the Servicer does not  identify the  Co‐Borrowers,  any  Lender  or  the  Obligors  or  (vi) in  connection  with  the  exercise  of  any  remedies  hereunder  or  under  any  other  Transaction  Document  or  any  action  or  proceeding  relating  to  this  Agreement or any other Transaction Document or the enforcement of rights hereunder or thereunder.  (b) Anything herein  to the contrary notwithstanding, the Co‐Borrowers hereby consent to  the disclosure of any  Information with respect to  it (i) to the Administrative Agent, the Lenders or the  Servicer by each other, (ii) by the Administrative Agent, the Lenders and the Servicer to any prospective  or  actual  assignee  or  participant  of  any  of  them  that would  be  permitted  under  the  terms  hereof  provided such Person agrees to hold such  information confidential or (iii) by the Administrative Agent,  the  Lenders  and  the  Servicer  to any  rating agency,  commercial paper dealer or provider of a  surety,  guaranty  or  credit  or  liquidity  enhancement  to  any  Lender  or  any  Person  providing  financing  to,  or  holding Equity Interests in, any Lender, as applicable, and to any officers, directors, employees, outside  accountants and attorneys of any of the foregoing, provided each such Person is informed of and agrees  to maintain the confidential nature of such information. In addition, the Lenders and the Administrative  Agent may disclose any  such  Information as  required pursuant  to any  law,  rule,  regulation, direction,  request or order of any  judicial, administrative or regulatory authority or proceedings (whether or not  having the force or effect of law).  (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed  to prohibit  (i) disclosure of any and all  Information that  is or becomes publicly known other than as a  result of a breach of this Section, (ii) disclosure of any and all Information (A) if required to do so by any  applicable statute,  law, rule or regulation, (B) to any government agency or regulatory body having or  claiming authority to regulate or oversee any aspects of the Lenders’, the Administrative Agent’s or the  Servicer’s business or that of their Affiliates, (C) pursuant to any subpoena, civil investigative demand or  similar  demand  or  request  of  any  court,  regulatory  authority,  arbitrator  or  arbitration  to which  the  Administrative  Agent,  any  Lender  or  the  Servicer  or  an  officer,  director,  employer,  shareholder  or

  ‐ 111 ‐    NAI‐1515108520v22   affiliate of any of the foregoing is a party or (D) in any preliminary or final offering circular, registration  statement or contract or other document approved in advance by the Administrative Borrower, (iii) any  other disclosure authorized by the Administrative Borrower, or (iv) disclosure of any and all Information  that becomes available  to  the Administrative Agent, any  Lender or  the Servicer on a nonconfidential  basis from a source other than the Co‐Borrowers who did not acquire such information as a result of a  breach of this Section 11.11.  (d) The parties hereto may disclose  the existence of  the Agreement, but not  the  financial  terms hereof,  including all fees and other pricing terms, all Events of Default, and priority of payment  provisions,  in each case except  in compliance with this Section 11.11. Notwithstanding anything to the  contrary  in  this  Section 11.11,  the Co‐Borrowers, Holdings  and  any of  their  respective Affiliates may  make any public disclosures of or about this Agreement or the other Transaction Documents, including  without  limitation any publicly  filed copies or descriptions of  this Agreement or the other Transaction  Documents, which may disclose, among other things, fees and pricing terms and other financial terms  hereof or thereof, in each case, to the extent required by Applicable Law. “Information” means any and  all non‐public information received or obtained from the Co‐Borrowers or any of their Affiliates, relating  to  the  Co‐Borrowers,  Holdings,  their  Affiliates  or  businesses,  including  without  limitation,  data,  evaluations,  reports,  analyses, methodologies,  proprietary  “know‐how”,  financial  information  or  any  other information. The term “Information” shall not include information that (i) is or becomes available  in  the public domain other  than  through  a material breach of  this Agreement by  the Administrative  Agent, Servicer, Lenders or any of their Affiliates, (ii) is already known to the Administrative Agent, the  Servicer, Lenders or any of their Affiliates or  in any of their possession before such party receives the  information  from  the  Co‐Borrowers  or  any  of  their  Affiliates  on  a  non‐confidential  basis,  (iii)  is  independently  developed  or  acquired  by  the Administrative Agent,  Servicer,  Lenders  or  any  of  their  Affiliates without using the Information, and (iv)  is unrelated to this Agreement and rightfully obtained  by the Administrative Agent, Servicer, Lenders or any of their Affiliates from a third party not to each  such party’s actual knowledge under any obligation of confidentiality to the Co‐Borrowers or any of their  Affiliates.  Any  Person  required  to  maintain  the  confidentiality  of  Information  as  provided  in  this  Section 11.11  shall  be  considered  to  have  complied with  its  obligation  to  do  so  if  such  Person  has  exercised  the same degree of care  to maintain  the confidentiality of such  Information as such Person  would accord  to  its own confidential  information. Each of  the Servicer and  the Lenders acknowledges  that  (a)  the  Information may  include material  non‐public  information  concerning  the  Co‐Borrowers,  Holdings or their Subsidiaries, as the case may be, (b) it has developed compliance procedures regarding  the use of material non‐public information and (c) it will handle such material non‐public information in  accordance with Applicable Law, including United States Federal and state securities Laws.  SECTION 11.12 Non‐Confidentiality of Tax Treatment. All parties hereto agree that each of them  and each of  their employees,  representatives, and other agents may disclose  to any and all Persons,  without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of  any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax  treatment and tax structure. “Tax treatment” and “tax structure” shall have the same meaning as such  terms  have  for  purposes  of  Treasury Regulation  Section 1.6011‐4;  provided  that with  respect  to  any  document or similar  item that  in either case contains  information concerning the tax treatment or tax  structure of the transaction as well as other information, the provisions of this Section 11.12 shall only  apply to such portions of the document or similar item that relate to the tax treatment or tax structure  of the transactions contemplated hereby.

  ‐ 112 ‐    NAI‐1515108520v22   SECTION 11.13 Waiver of  Set Off.  If  an  Event of Default has occurred  and  is  continuing,  the  Administrative Agent, each Lender and each of  its Affiliates  is hereby authorized at any time and from  time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits  (general or special,  time or demand, provisional or  final,  in whatever currency) at any  time held, and  other obligations (in whatever currency) at any time owing, by the Administrative Agent, such Lender or  any  such Affiliate,  to or  for  the  credit or  the account of  the Co‐Borrowers against any and all of  the  Obligations,  irrespective of whether or not  such  the Administrative Agent or  Lender or Affiliate  shall  have made any demand under this Agreement or any other Transaction Document and although such  Obligations  may  be  contingent  or  unmatured  or  are  owed  to  a  branch  office  or  Affiliate  of  the  Administrative Agent or such Lender different from the branch office or Affiliate holding such deposit or  obligated  on  such  Indebtedness.  Each  Lender  shall  notify  the  Administrative  Borrower  and  the  Administrative Agent promptly after any such setoff and application; provided  that  the  failure  to give  such notice shall not affect the validity of such setoff and application and provided, further, that in the  event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be  paid  over  immediately  to  the  Administrative  Agent  for  further  application  in  accordance  with  the  provisions of Section 2.16 and, pending  such payment,  shall be  segregated by  such Defaulting Lender  from  its  other  funds  and  deemed  held  in  trust  for  the  benefit  of  the  Administrative  Agent  and  the  Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement  describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised  such right of setoff.  SECTION 11.14 Headings,  Schedules  and  Exhibits.  The  headings  herein  are  for  purposes  of  references only and shall not otherwise affect  the meaning or  interpretation of any provision hereof.  The  schedules  and  exhibits  attached  hereto  and  referred  to  herein  shall  constitute  a  part  of  this  Agreement and are incorporated into this Agreement for all purposes.  SECTION 11.15 Ratable Payments.  If any Lender, whether by  setoff or otherwise,  shall obtain  any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise)  on account of Advances owing to it (other than pursuant to Section 2.12 or Section 2.13) in excess of its  ratable share of payments on account of  the Advances obtained by all  the Lenders, such Lender shall  forthwith purchase from the other Lenders such participations  in the Advances owing to them as shall  be necessary to cause such purchasing Lender to share the excess payment ratably with each of them;  provided that, if all or any portion of such excess payment is thereafter recovered from such purchasing  Lender,  such  purchase  from  each  Lender  shall  be  rescinded  and  such  Lender  shall  repay  to  the  purchasing Lender the purchase price to the extent of such recovery together with an amount equal to  such Lender’s  ratable  share  (according  to  the proportion of  (a) the amount of  such Lender’s  required  repayment  to  (b) the  total amount so  recovered  from  the purchasing Lender) of any  interest or other  amount paid or payable by the purchasing Lender in respect of the total amount so recovered.  SECTION 11.16 Failure of Co‐Borrowers to Perform Certain Obligations. If a Co‐Borrower fails to  perform any of  its agreements or obligations required under Section 5.01(s), the Administrative Agent  may (but shall not be required to, and in any case, acting at the direction of the Majority Lenders) itself  perform,  or  cause  performance  of,  such  agreement  or  obligation,  and  the  expenses  of  the  Administrative Agent  incurred  in connection therewith shall be payable by the Co‐Borrowers promptly  upon the Administrative Agent’s demand therefore.  SECTION 11.17 Power  of  Attorney.  Each  of  the  Co‐Borrowers  and  Holdings  irrevocably  authorizes the Administrative Agent and appoints the Administrative Agent as its attorney‐in‐fact to act

  ‐ 113 ‐    NAI‐1515108520v22   on  its behalf as set forth  in Exhibit H to file financing statements reasonably necessary or desirable (as  determined by Servicer acting at the direction of the Majority Lenders) to perfect and to maintain the  perfection and priority of the interest of the Administrative Agent, for the benefit of the Secured Parties,  in the Collateral. This appointment is coupled with an interest and is irrevocable.   SECTION 11.18 Delivery of Termination Statements, Releases, etc. Upon the occurrence of the  Facility  Termination  Date,  the  Administrative  Agent  shall,  at  the  direction  of  the Majority  Lenders,  execute  and  deliver  to  the  Servicer  termination  statements,  reconveyances,  releases  and  other  documents  and  instruments of  release  reasonably  requested by  the Co‐Borrowers or  the  Servicer  to  evidence the termination of the Liens securing the Obligations on the Collateral, all at the expense of the  Co‐Borrowers and without any recourse, representation or warranty by the Administrative Agent.  SECTION 11.19 Exclusive Remedies. Except as otherwise expressly provided  in this Agreement,  no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every  remedy shall be cumulative and  in addition to any other remedy, and no delay or omission to exercise  any right or remedy shall impair any such right or remedy.  SECTION 11.20 Post‐Closing  Performance  Conditions.  The  parties  hereto  agree  to  cooperate  with  reasonable  requests made by any other party hereto after  signing  this Agreement  to  the extent  reasonable  necessary  for  such  party  to  comply  with  laws  and  regulations  applicable  to  financial  institutions  in  connection  with  this  transaction  (e.g.,  the  USA  PATRIOT  Act,  OFAC  and  related  regulations).  SECTION 11.21 Performance  Conditions.  The  obligations  of  the  Servicer  to  effect  the  transactions contemplated hereby shall be subject to the following conditions:  (a) The Servicer shall have (i) completed its due diligence with respect to the Co‐Borrowers  and  each  Lender  in  order  to  satisfy  compliance  with  laws  and  regulations  applicable  to  financial  institutions  in  connection  with  this  transaction  (e.g.,  the  USA  PATRIOT  Act,  OFAC  and  related  regulations) and (ii) been satisfied with the results of such due diligence in its sole discretion.  (b) [Reserved].   (c) In each and every  case of a Holdings AML and  International Trade Default, Borrower  AML and International Trade Default or a Lender event of default, the Servicer may, by notice in writing  to Co‐Borrowers  and  the  Lenders,  in  addition  to whatever  rights  the  Servicer may have  at  law or  in  equity,  including  injunctive  relief  and  specific  performance,  immediately  resign  as  Servicer  (notwithstanding  any  provision  in  Section  8.09  or  otherwise  in  this  Agreement,  but  subject  to  the  provisions set forth in this Section 11.21(c)), without the Servicer incurring any penalty or fee of any kind  whatsoever  in  connection  therewith.  Except  as  otherwise  expressly  provided  in  this  Agreement,  no  remedy provided  for by  this Agreement  shall be exclusive of any other  remedy, and each and every  remedy shall be cumulative and  in addition to any other remedy, and no delay or omission to exercise  any  right or  remedy  shall  impair any  such  right or  remedy or  shall be deemed  to be a waiver of any  Holdings AML and International Trade Default, Borrower AML and International Trade Default or Lender  event of default. On or after the receipt by Holdings or the Co‐Borrowers and any Lender of a written  notice  of  resignation  from  the  Servicer  pursuant  to  this  Section  11.21(c),  (i)  all  payments  communications,  determinations  and  other  obligations  provided  to  be made  by,  to  or  through  the  Servicer  shall  instead  be made  by,  to  or  through  each  Lender  until  such  time  as  a  successor  to  the

  ‐ 114 ‐    NAI‐1515108520v22   Servicer has been appointed as provided by this Agreement and (ii) the Servicer’s obligations under this  Agreement shall terminate. After the receipt by Holdings or the Administrative Borrower and any Lender  of a written notice of resignation from the Servicer pursuant to this Section 11.21(c), the Servicer shall  deliver all Portfolio Asset Files to the Administrative Agent or such other Person as the Administrative  Agent  designates  in  writing,  in  all  cases  at  the  sole  cost  and  expense  of  the  Co‐Borrowers.  Notwithstanding  the  foregoing, upon any such  termination,  the Servicer will be entitled  to  receive all  accrued Fees, indemnities and expenses through the date of termination.  (d) AML and  International Trade Covenants. The obligations of  the Servicer  to effect any  transaction  contemplated  hereby  shall  be  subject  to  (i)  no  Holdings’  AML  and  International  Trade  Default,  (ii) no Borrower AML and  International Trade Default and  (iii) Co‐Borrowers’ compliance with  Section 5.02(n).  (e) AML and International Trade Defaults. Upon discovery by Holdings of any Holdings AML  and  International  Trade Default,  or  by  a  Co‐Borrower  or  a UK Guarantor  of  any  Borrower AML  and  International  Trade  Default  (but,  in  each  case,  regardless  of whether  any  notice  has  been  given  as  provided  in this Agreement or any cure period provided herein has expired), each such Loan Party, as  applicable, shall give prompt written notice thereof to the Servicer.  SECTION 11.22 Bail In. Notwithstanding anything to the contrary  in any Transaction Document  or  in any other agreement, arrangement or understanding among any such parties, each party hereto  acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document,  to the extent such liability is unsecured, may be subject to the Write‐Down and Conversion Powers of an  EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:  (a) the  application  of  any  Write‐Down  and  Conversion  Powers  by  an  EEA  Resolution  Authority to any such  liabilities arising hereunder that may be payable to it by any party hereto that is  an EEA Financial Institution; and  (b) the effects of any Bail‐In Action on any such liability, including, if applicable:  (i) a reduction in full or in part or cancellation of any such liability;  (ii) a conversion of all, or a portion of, such liability into shares or other instruments  of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that  may be  issued to  it or otherwise conferred on  it, and that such shares or other  instruments of  ownership will be accepted by it in lieu of any rights with respect to any such liability under this  Agreement or any other Transaction Document; or  (iii) the variation of the terms of such liability in connection with the exercise of the  Write‐Down and Conversion Powers of any EEA Resolution Authority.  SECTION 11.23 Joint and Several; Administrative Borrower.   (a) The  obligations  of  the  Co‐Borrowers  hereunder  and  under  the  other  Transaction  Documents are  joint and several. Without  limiting the generality of the foregoing, reference  is hereby  made  to  the  Guaranty  and  Collateral  Agreement,  to  which  the  obligations  of  the  Loan  Parties  are  subject.

  ‐ 115 ‐    NAI‐1515108520v22   (b) Each of the Co‐Borrowers accepts  joint and several  liability hereunder  in consideration  of the financial accommodation provided or to be provided by the Administrative Agent and the Lenders  under  this  Agreement  and  the  other  Transaction  Documents,  for  the  mutual  benefit,  directly  and  indirectly, of each Co‐Borrower and in consideration of the undertakings of the Co‐Borrowers to accept  joint and several liability for the obligations of each other.  (c) Each of the Co‐Borrowers shall be jointly and severally liable for the Obligations. Each of  the Co‐Borrower’s obligations arising as a  result of  the  joint and  several  liability of  such Co‐Borrower  hereunder, with respect to Loans made to such Co‐Borrower hereunder, shall be separate and distinct  obligations, but all such obligations shall be primary obligations of each Co‐Borrower.   (d) Upon  the  occurrence  and  during  the  continuation  of  any  Event  of  Default,  the  Administrative Agent and the Lenders may proceed directly and at once, without notice, against any Co‐ Borrower  to  collect  and  recover  the  full  amount,  or  any  portion  of,  the  Obligations,  without  first  proceeding against any other Co‐Borrower or any other Person, or against any security or collateral for  the Obligations.  Each  Co‐Borrower waives,  to  the maximum  extent  permitted  by  law,  all  suretyship  defenses  and  consents  and  agrees  that  the Administrative Agent  and  the  Lenders  shall be under no  obligation to marshal any assets in favor of any Co‐Borrower or against or in payment of any or all of the  Obligations.  (e) Each representation and warranty made on behalf of a Loan Party shall be deemed for  all purposes  to have been made by all of  the Loan Parties and shall be binding upon and enforceable  against each Loan Party to the same extent as  if the same had been made directly by each such Loan  Party.  (f) Each Co‐Borrower hereby designates the Administrative Borrower as  its representative  and agent on its behalf for the purposes of taking all actions required (including in respect of compliance  with  covenants) on behalf of any Co‐Borrower under  the Transaction Documents. The Administrative  Borrower hereby accepts  such appointment. The Administrative Agent  (and each Lender) may  regard  any  notice  or  other  communication  pursuant  to  any  Transaction Document  from  the Administrative  Borrower  as  a  notice  or  communication  from  all  Co‐Borrowers,  and  may  give  any  notice  or  communication required or permitted to be given to any Co‐Borrower hereunder to the Administrative  Borrower on behalf of such Co‐Borrower or Co‐Borrowers. Each Co‐Borrower agrees that each notice,  election, representation and warranty, covenant, agreement, and undertaking made on its behalf by the  Administrative Borrower shall be deemed for all purposes to have been made by such Co‐Borrower and  shall be binding upon and enforceable against such Co‐Borrower to the same extent as if the same had  been made directly by such Co‐Borrower.  [Signature Pages Follow]

  [Signature Page to Loan and Servicing Agreement]      Executed as of the date first above written.  Holdings:  KUDU INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company  By: ________________________________________  Name:  Title:  The Co‐Borrowers:  KUDU INVESTMENT HOLDINGS, LLC, a Delaware limited liability company  By: ________________________________________  Name:  Title:  KUDU INVESTMENT US, LLC, a Delaware limited liability company  By: ________________________________________  Name:  Title:  The UK Guarantors:  KFO Holdings, Ltd., a limited liability company incorporated in England and Wales  By: ________________________________________  Name:  Title: Director  KWCP Holdings (UK), Ltd. a limited liability company incorporated in England and Wales  By: ________________________________________  Name:  Title: Director

TABLE OF CONTENTS    Page        NAI‐1515108520v22   ‐i‐      Schedule I  Eligible Portfolio Assets and Post‐Closing Portfolio Assets

      NAI‐1515108520v22   ‐ii‐      Schedule II  Condition Precedent Documents  As  required by Section 3.01 of  the Agreement, each of  the  following  items must be delivered  prior to the effectiveness of this Agreement:  (a)  to the Administrative Agent and the Lenders, a copy of this Agreement and the Account  Control Agreement duly executed by each of the parties hereto and thereto;  (b)  a certificate of a Responsible Person of each Loan Party and Holdings, dated the date of  the Agreement,  certifying  (i) the names and  true  signatures of  the Responsible Persons of each  Loan  Party authorized to sign on behalf of each Loan Party and Holdings each of the Transaction Documents  to which  it  is a party  (on which certificate the Administrative Agent and the Lenders may conclusively  rely  until  such  time  as  the  Administrative  Agent  has  receives  from  each  Loan  Party  and Holdings  a  revised  certificate  meeting  the  requirements  of  this  paragraph (b)(i)),  (ii) that  the  copy  of  the  Constituent Documents of each Loan Party and Holdings, as applicable,  is a complete and correct copy  and  that such Constituent Documents have not been amended, modified or supplemented and are  in  full force and effect and (iii) the authorization document or resolution of the managing member, board  of  directors,  the  shareholders  or  board  of  trustees,  as  applicable,  approving  and  authorizing  the  execution, delivery and performance by such Person of the Transaction Documents to which it is a party;  (c)  to  the  Lenders  and  Administrative  Agent,  certified  copies  of  such  documents  and  certificates  relating  to  the  organization,  valid  existence  and  good  standing  of  each  Loan  Party,  the  authorization of  each Loan Party and Holdings of the transactions contemplated by this Agreement and  any of  the other  Transaction Documents,  the  execution of  the  Transaction Documents  and  all other  documents in connection therewith (which may be in the form of a general resolution, resolution of the  Board of Directors, resolutions of the shareholders consent or other authorization) and any other legal  matters relating to each Loan Party and Holdings or the transactions contemplated by this Agreement  and any of the other Transaction Documents as the Administrative Agent may reasonably request, all in  form and substance reasonably satisfactory to the Administrative Agent and the Lenders;  (d)  to  the  Administrative  Agent  and  the  Lenders,  financing  statements  describing  the  Collateral and the Pledged Equity and (i) naming each Loan Party and Holdings, as applicable, as debtor  and the Administrative Agent, on behalf of the Secured Parties, as secured party and (ii) other, similar  instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable  under  the  UCC  of  all  appropriate  jurisdictions  or  any  comparable  law  to  perfect  the  Administrative  Agent’s, on behalf of the Secured Parties, interests in the Collateral and the Pledged Equity;  (e)  to  the Lenders,  financing statements,  if any, necessary  to  release all security  interests  and other rights of any Person in the Collateral previously granted by any Transferor;  (f)  to the Administrative Agent, with respect to any certificated Pledged Equity, delivery of  stock  powers  duly  executed  in  blank  or  other  instruments  of  transfer  reasonably  satisfactory  to  the  Administrative Agent;  (g) duly executed Powers of Attorney from the Co‐Borrowers and Holdings in the form of Exhibit  H;

      NAI‐1515108520v22   ‐iii‐        (h)  to the Lenders, copies of tax and  judgment  lien searches  in all  jurisdictions reasonably  requested by  the Lenders and  requests  for  information  (or a  similar UCC  search  report  certified by a  party acceptable to the Lenders), dated a date reasonably near to the Closing Date, and with respect to  such  requests  for  information or UCC  searches,  listing  all effective  financing  statements which name  each Loan Party and Holdings (under  its present name and any previous name) as debtor(s) and which  are  filed  in such  jurisdictions with copies of such  financing statements  (none of which shall cover  the  Collateral);  (i)  (a) one or more  favorable opinions of counsel  to  the each Co‐Borrower and Holdings,  reasonably  acceptable  to  the Majority  Lenders  and  the  Administrative  Agent  and  addressed  to  the  Administrative  Agent  and  the  Lenders,  (b)  one  or more  favorable  opinions  of  counsel  to  the  Initial  Lender  in  respect  of  the UK Guarantors,  reasonably  acceptable  to  the Administrative Agent  and  the  Majority Lenders and addressed to the Administrative Agent and the Lenders, (c) one or more favorable  opinions  of  counsel  to  the  Initial  Lender  in  respect  of  the  Australian  Pledge  Agreement,  reasonably  acceptable to the Administrative Agent and the Majority Lenders and addressed to the Administrative  Agent and the Lenders, and (d) one or more favorable opinions of counsel to the Initial Lender in respect  of the Guernsey Pledge Agreement, reasonably acceptable to the Administrative Agent and the Majority  Lenders and addressed to the Administrative Agent and the Lenders;  (j)  to the Lenders, a copy of each of the other Transaction Documents duly executed by the  parties thereto; and  (k)  such other documents as the Administrative Agent or Lender may reasonably request.

      NAI‐1515108520v22   ‐v‐      If to any Lender other than Massachusetts Mutual Life Insurance Company:  As set forth in the Assignment and Assumption Agreement for such Lender.

      NAI‐1515108520v22   ‐vii‐      Schedule V  Investment Guidelines

      NAI‐1515108520v22   ‐viii‐      Schedule VI  Disqualified Lenders   Affiliated Managers Group   Alderwood Capital   Allworth Financial   Azimut   Bonaccord Capital affiliate of Aberdeen Standard   Blackstone   Capital Constellation   CI Financial/GSFM JV   Dyal Capital Partners division of Neuberger Berman   Emigrant   Estancia   Focus Financial   Genstar   Goodhart Partners   Hunter Point   IM Global Partners   Investcorp   Lincoln Peak Capital   Merchant Investment Management   Mercer Advisors   Mubadala Investment Co   Natixis Investment Managers   Navigator Global Investments   North Square Investments   Northill Capital   Pacific Current Group   Petershill division of Goldman Sachs   Redbird Capital partners   Reverence Capital Partners   RidgeLake Partners   Rosemont Investment Group affiliate of Markel Corp   Stonyrock Partners affiliate of Jefferies/Leucadia Corp   Tria Capital

      NAI‐1515108520v22   ‐ix‐      Schedule VII  Post Closing Conditions    1. With respect to the Equity Investment held with Kudu in Fair Oaks Capital Limited (incorporated  in England and Wales with company number 08260598), the Co‐Borrowers shall promptly, and  no  later than 20 days after the date of this Agreement (as such date may be extended by the  Administrative Agent, acting at the direction of the Majority Lenders), procure the amendment  to  the  satisfaction  of  the Administrative Agent  of  the  constitutional  documents  of  Fair Oaks  Capital Limited (incorporated in England and Wales with company number 08260598) to remove  any restriction on the transfer or the registration of the transfer of its shares on enforcement of  the Liens granted over them.    2. With  respect  to  the  Equity  Investment  held  by  Kudu  in  the Australian  Equity Notes,  the  Co‐ Borrowers shall promptly, and no  later than 30 days after the date of this Agreement (as such  date may  be  extended  by  the  Administrative  Agent,  acting  at  the  direction  of  the Majority  Lenders) procure that the Australian Equity Notes shall have each been amended,  in form and  substance  acceptable  to  the  Administrative  Agent,  to  allow  a  provider  of  financial  accommodation,  lender or other creditor  to  transfer  the Australian Equity Notes  to any other  person pursuant to rights arising under a Lien.    3. With respect to  the Equity  Investment held by Kudu  in Fair Oaks  Income Fund  (GP) Limited, a  company  incorporated  in Guernsey with registered number 58125 and whose registered office  is at Sarnia House, Le Truchot, St Peter Port, Guernsey, GY1 1GR (“Fair Oaks Income Fund (GP)  Limited”), the Co‐Borrowers shall promptly, and no later than 10 Business Days after the date of  this  Agreement  (as  such  date may  be  extended  by  the  Administrative  Agent,  acting  at  the  direction of the Majority Lenders) execute the Guernsey Pledge Agreement and procure that the  Co‐Borrowers  shall  promptly,  and  no  later  than  10  Business  Days  after  the  date  of  this  Agreement (as such date may be extended by the Administrative Agent, acting at the direction  of  the Majority  Lenders),  immediately  upon  execution  of  the  Guernsey  Pledge  Agreement,  execute (where applicable)   and deliver each of the following documents to the Administrative  Agent, in each case, in form and substance acceptable to the Administrative Agent:    a. That certain Notice of Assignment (from Kudu and the Administrative Agent to Fair Oaks  Income  Fund  (GP)  Limited,  as  issuer,  together  with  an  acknowledgement  of  the  applicable notice, by Fair Oaks Income Fund (GP) Limited, with respect to the Guernsey  Pledge Agreement, in each case, with respect to the Guernsey Pledge Agreement;    b. Original  share  certificates  and  original  executed  undated  share  transfer  forms  with  respect to the Securities (as defined in the Guernsey Pledge Agreement);     c. A copy of the register of shareholders of Fair Oaks Income Fund (GP) Limited annotated  to  reflect  the  fact  that  the  pledged  Securities  (as  defined  in  and  pursuant  to  the  Guernsey  Pledge  Agreement)  are  held  subject  to  the  terms  of  the  Guernsey  Pledge  Agreement; and     d. Resolutions of  the shareholders of Fair Oaks  Income Fund  (GP) Limited, amending  the  articles  of  incorporation  of  Fair  Oaks  Income  Fund  (GP)  Limited  to  remove  any

      NAI‐1515108520v22   ‐x‐      restriction on, and to permit the transfer, or the registration of transfer of, its shares on  enforcement of the security interests granted over them.    4. In connection with the matters described in clauses (a) through (c),  inclusive, of this paragraph  3,  one  or more  favorable  opinions  of Guernsey  counsel  to  the  Initial  Lender,  on matters  of  Guernsey  law concerning the enforceability of the Guernsey security  interests pursuant to the  Guernsey Pledge Agreement, in the agreed form as reasonably acceptable to the Administrative  Agent and the Majority Lenders and addressed to the Administrative Agent and the Lenders.

Ex. A‐1  NAI‐1516410469v5 EXHIBIT A  FORM OF LTV CERTIFICATE  [DATE]  To:    Alter Domus (US) LLC  225 W. Washington St., 9th Floor  Chicago, Illinois 60606  Email:     Attention: Legal Department; Lisa Schutz  and  Massachusetts Mutual Life Insurance Company, as Servicer  One Marina Park  8th Floor  Boston, MA 02210  Attention: Sarah Doyle, Investment Operations  Email:   Re:  Loan and Servicing Agreement   Ladies and Gentlemen:  This LTV Certificate (this “Certificate”) is given by [___] (the “Administrative Borrower”) pursuant  to [Section 2.01][Section 2.09(a)][Section 5.01(z)(iii)(A)] of the Loan and Servicing Agreement, dated as of  March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the  “Loan  and  Servicing  Agreement”),  among  Kudu  Investment  Holdings,  LLC,  a  Delaware  limited  liability  company  (“Kudu”),  Kudu  Investment  US,  LLC,  a  Delaware  limited  liability  company  (“Kudu  US”,  and  collectively  with  Kudu,  the  “Co‐Borrowers”),  Kudu  Investment  Management,  LLC  (“Holdings”),  KFO  Holdings, Ltd., a  limited  liability company  incorporated  in England and Wales under number 11786202  (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales  under number 11860833 (“KWCP Holdings”, and collectively with KFO Holdings, the “UK Guarantors”, and  collectively with the Co‐Borrowers, the “Loan Parties”), the Lenders from time to time party thereto,  Alter  Domus  (US)  LLC,  as  Administrative  Agent,  and  Massachusetts  Mutual  Life  Insurance  Company,  as  the  Servicer.  Capitalized  terms  used  herein  and  not  otherwise  defined  herein  shall  have  the  meanings  assigned to such terms in the Loan and Servicing Agreement.  The person executing this Certificate is a Responsible Person of the Administrative Borrower and  as such is duly authorized to execute and deliver this Certificate on behalf of the Loan Parties. By executing  this Certificate, such officer hereby certifies as of the date hereof to the Lenders, the Servicer and the  Administrative  Agent,  on  behalf  of  the  Loan  Parties,  solely  in  [his/her]  capacity  as  an  officer  and  not  individually, that all of the information set forth on Schedule I is true, correct and complete in all material  respects.

    Ex. A‐2  NAI‐1516410469v5     [Remainder of Page Intentionally Left Blank; Signature Page Follows]

    Ex. A‐3  NAI‐1516410469v5   The undersigned has executed this Certificate as of the date first written above.      KUDU INVESTMENT HOLDINGS, LLC, as the  Administrative Borrower      By:   ______________________________________    Name:  Title:

  NAI‐1516410469v5   SCHEDULE I  LTV CERTIFICATE  [SEE ATTACHED]

Ex. B‐1  NAI‐1516410469v5 EXHIBIT B  FORM OF NOTICE OF BORROWING  [DATE]  To:    Alter Domus (US) LLC  225 W. Washington St., 9th Floor  Chicago, Illinois 60606  Telephone:    Email:    Attention: Legal Department and Lisa Schutz   and  Massachusetts Mutual Life Insurance Company, as Servicer  One Marina Park  8th Floor  Boston, MA 02210  Attention: Sarah Doyle, Investment Operations  Email:     Re:  Loan and Servicing Agreement   Ladies and Gentlemen:  This Notice of Borrowing is delivered to you pursuant to [Section 2.02][Section 3.02] of the Loan  and  Servicing  Agreement,  dated  as  of  March  23,  2021  (as  the  same  may  be  amended,  restated,  or  otherwise modified from time to time, the “Loan and Servicing Agreement”), among Kudu  Investment  Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu Investment US, LLC, a Delaware limited  liability  company  (“Kudu  US”,  and  collectively  with  Kudu,  the  “Co‐Borrowers”),  Kudu  Investment  Management, LLC (“Holdings”), KFO Holdings, Ltd., a  limited  liability company  incorporated  in England  and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company  incorporated in England and Wales under number 11860833 (“KWCP Holdings”, and collectively with KFO  Holdings, the “UK Guarantors”, and collectively with the Co‐Borrowers, the “Loan Parties”), the Lenders  from  time  to  time  party  thereto,  Alter  Domus  (US)  LLC,  as  Administrative  Agent,  and  Massachusetts  Mutual Life Insurance Company, as the Servicer. Capitalized terms used herein and not otherwise defined  herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement.  The undersigned, being a duly elected Responsible Person of the Administrative Borrower and  holding the office set forth below such person’s name, hereby certifies as follows:

    Ex. B‐2  NAI‐1516410469v5   1. The Administrative Borrower hereby  requests  an Advance  in  the principal  amount of  $ ____________.1  2. The Borrower hereby requests that such Advance be made on ____________________.2   3. Attached to this Notice of Borrowing is a Borrowing Base Certificate, together with a true,  correct and complete calculation  in all material respects of the Borrowing Base and all  components thereof.  4. The Advance would not cause (on and as of the Advance Date, immediately after giving  effect to such Advance and the transactions related thereto, including the use of proceeds  thereof), the Advances Outstanding to exceed the Maximum Availability on such Advance  Date.  5. On and as of the Advance Date, immediately after giving effect to such Advance and the  transactions related thereto,  including  the use of proceeds thereof, no Market Trigger  Event has occurred and is continuing.  6. No Event of Default has occurred and is continuing, or would result from such Advance or  application of proceeds therefrom.  7. Each Co‐Borrower shall have obtained an investment grade rating (BBB or higher) from  NRSRO  or  from  a  rating  agency  approved  by  the NAIC with  respect  to  the Advances  advanced under this Agreement.  8. The representations contained in Sections 4.01, 4.02 and 4.05 are true and correct in all  material  respects  (except  that  any  representation  qualified  as  to  “materiality”  or  “Material Adverse Effect” shall be true and correct in all respects as so qualified) before  and immediately after giving effect to such Advance and to the application of proceeds  therefrom, on and as of such date as though made on and as of such date (or, in the case  of any such representation expressly stated to have been made as of a specific date, as of  such specific date).  9. The proceeds of the Advance are to be distributed to the following account:    Account Name:    Account #:    Bank Name:    ABA:                                                                 1   The amount must be at least equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof, or if less, the remainder  of the Advance.  2   Pursuant to Section 2.02(a) of the Loan and Servicing Agreement, delivery of the Notice of Borrowing to be no later than  2:00 pm NY time three (3) Business Days prior to the proposed date of such advance (or such shorter period of time agreed  to by the Administrative Agent and the Majority Lenders in their sole discretion).

    Ex. B‐3  NAI‐1516410469v5   10. All  of  the  conditions  applicable  to  the  Advance  requested  herein  as  set  forth  in  Section 3.02 of the Loan and Servicing Agreement will have been satisfied on the date of  such Advance.  [Remainder of Page Intentionally Left Blank; Signature Page Follows]

    Ex. B‐4  NAI‐1516410469v5   The undersigned has executed this Notice of Borrowing as of the date first written above.      KUDU INVESTMENT HOLDINGS, LLC, as the  Administrative Borrower      By:   ______________________________________    Name:  Title:

Ex. C‐1  NAI‐1516410469v5 EXHIBIT C  FORM OF BORROWING BASE CERTIFICATE  [Date]  Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same  may  be  amended,  restated,  or  otherwise  modified  from  time  to  time,  the  “Loan  and  Servicing  Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu  Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co‐ Borrowers”),  Kudu  Investment  Management,  LLC  (“Holdings”),  KFO  Holdings,  Ltd.,  a  limited  liability  company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings  UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP  Holdings”,  and  collectively  with  KFO  Holdings,  the  “UK  Guarantors”,  and  collectively  with  the  Co‐ Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as  Administrative Agent, and Massachusetts Mutual Life  Insurance  Company, as  the  Servicer. Capitalized  terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in  the Loan and Servicing Agreement.  This Borrowing Base Certificate is being delivered in connection with:  __  a Notice of Borrowing under Section 2.02(a) of the Loan and Servicing Agreement  __  a Transfer of a Portfolio Asset under Section 3.03 of the Loan and Servicing Agreement  __  Section 5.01(z)(iii)(B) of the Loan and Servicing Agreement  As of the date hereof, the Borrower certifies that all of the information set forth on Annex I is true,  correct and complete in all material respects and no information set forth therein contains any material  misstatement of fact or omits to state a material fact or any fact necessary to make such information  not misleading.  [Remainder of Page Intentionally Left Blank; Signature Page Follows]

Ex. D‐1  NAI‐1516410469v5 EXHIBIT D  FORM OF REVOLVING LOAN NOTE  $_____________  [Date]  THIS REVOLVING LOAN NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,  AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED  OR  SOLD  EXCEPT  IN  COMPLIANCE  WITH  THE  REGISTRATION  PROVISIONS  OF  THE  SECURITIES  ACT  OR  PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.  THIS REVOLVING LOAN NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED  OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE LOAN AND  SERVICING AGREEMENT REFERRED TO HEREIN.  FOR  VALUE  RECEIVED,  [Kudu  Investment  Holdings,  LLC,  a  Delaware  limited  liability  company  (“Kudu  Borrower”)]  [Kudu  Investment  US,  LLC,  a  Delaware  limited  liability  company  (“Kudu  US  Borrower”)] (the “Borrower”), hereby promises to pay to [Name of Lender] (“Lender”) or its registered  assigns, the principal sum of $________________ or, if less, the unpaid principal amount of the aggregate  advances  (the  “Advances”)  made  by  the  Lender  to  the  Borrower  pursuant  to  the  Loan  and  Servicing  Agreement (as defined below), on the dates specified in the Loan and Servicing Agreement, and to pay  interest on the unpaid principal amount of each Advance made by Lender from the date of such Advance  for  each  day  that  such  unpaid  principal  amount  is  outstanding,  at  such  interest  rates  related  to  such  Advance as provided in the Loan and Servicing Agreement, on each Payment Date and each other date  specified in the Loan and Servicing Agreement.  This Note (the “Note”) is issued pursuant to the Loan and Servicing Agreement dated as of March  23, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and  Servicing Agreement”), among the [Kudu Borrower] [Kudu Borrower US], Kudu Investment Management,  LLC (“Holdings”), KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under  number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in  England and Wales under number 11860833  (“KWCP Holdings”),  the Lenders  from  time  to  time party  thereto,  Alter  Domus  (US)  LLC,  as  Administrative  Agent,  and  Massachusetts  Mutual  Life  Insurance  Company, as the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the  meanings assigned to such terms in the Loan and Servicing Agreement.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any  Advance, together with all fees, charges and other amounts that are treated as interest on such Advance  under Applicable Law (collectively, “charges”), exceed the maximum lawful rate (the “Maximum Rate”)  that  may  be  contracted  for,  charged,  taken,  received  or  reserved  by  the  Lender  in  accordance  with  Applicable  Law,  the  rate  of  interest  payable  in  respect  of  such  Advance  hereunder,  together  with  all  charges  payable  in  respect  thereof,  shall  be  limited  to  the  Maximum  Rate.  To  the  extent  lawful,  the  interest and charges that would have been paid in respect of such Advance but were not paid as a result  of the operation of this paragraph shall be cumulated and the interest and charges payable to the Lender  in respect of such Advances or periods shall be  increased (but not above the amount collectible at the  Maximum  Rate  therefor)  until  such  cumulated  amount  shall  have  been  received  by  the  Lender.  Any  amount collected by the Lender that exceeds the maximum amount collectible at the Maximum Rate shall  be applied to the reduction of the principal balance of such Advance or refunded to the Borrower to which

    Ex. D‐2  NAI‐1516410469v5   such Advance was made so that at no time shall the interest and charges paid or payable  in respect of  such Advance exceed the maximum amount collectible at the Maximum Rate.  Payments of the principal of, and interest on, the Advances shall be made by or on behalf of the  Borrower to the Administrative Agent (for the benefit of the Lenders) in immediately available funds in  the manner specified  for such purpose as provided  in  the Loan and Servicing Agreement, without  the  presentation or surrender of this Note or the making of any notation on this Note.  If any payment under this Note falls due on a day that is not a Business Day, then such due date  is extended to the next succeeding Business Day.  If any amount is not paid when due, such amount shall bear interest, to be paid upon demand,  from the date of such nonpayment until such amount  is paid  in full (as well after as before  judgment)  computed at the per annum rate set forth in the Loan and Servicing Agreement.  Portions or all of the principal amount of the Note shall become due and payable at the time or  times set forth  in the Loan and Servicing Agreement. Any portion or all of the principal amount of this  Note may  be  prepaid,  together  with  interest  thereon  (and,  as  set  forth  in  the  Loan  and  Servicing  Agreement, certain costs and expenses of the Lender) at the time and  in the manner set forth  in, but  subject to the provisions of, the Loan and Servicing Agreement.   The Borrower may borrow, repay and  reborrow hereunder upon the terms and conditions set forth in the Loan and Servicing Agreement.  Except  as  provided  in  the  Loan  and  Servicing  Agreement,  the  Borrower  expressly  waives  presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.  The Lender may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all  or any portion of any Advances made by the Lender and represented by this Note and the indebtedness  evidenced by this Note, subject to the applicable provisions of the Loan and Servicing Agreement.  The Advances are secured by the Collateral and the Pledged Equity granted pursuant to the Loan  and Servicing Agreement. The Lender is entitled to the benefits of the Loan and Servicing Agreement and  the other Transaction Documents and may enforce the agreements of the Borrower contained in the Loan  and Servicing Agreement and the other Transaction Documents and exercise the remedies provided for  by, or otherwise available  in  respect of,  the Loan and Servicing Agreement and  the other Transaction  Documents, all in accordance with, and subject to the restrictions contained in, the terms of the Loan and  Servicing Agreement and the other Transaction Documents. In accordance with the terms of the Loan and  Servicing Agreement,  if an Event of Default exists, the unpaid balance of the principal of all Advances,  together with  accrued  interest  thereon, may be declared,  and may become, due  and payable  in  the  manner and with the effect provided in the Loan and Servicing Agreement. Pursuant to Section 11.23 of  the Loan and Servicing Agreement, the Borrower and the [Kudu Borrower][Kudu US Borrower] are jointly  and  severally  liable with  respect  to  payment  and  performance  of  all  Obligations  (including without  limitation any Obligations arising under this Note).  This Note is a “Revolving Loan Note” as referred to in Section 2.03(a) of the Loan and Servicing  Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New  York.  [Remainder of Page Intentionally Left Blank; Signature Page Follows]

    Ex. D‐3  NAI‐1516410469v5   The undersigned has executed this Note as on the date first written above.    [KUDU INVESTMENT HOLDINGS, LLC][KUDU  INVESTMENT US, LLC], as the Borrower      By:   ______________________________________    Name:  Title:

Ex. E‐1  NAI‐1516410469v5 EXHIBIT E  FORM OF  U.S. TAX COMPLIANCE CERTIFICATE  (For Non‐U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)  Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same  may  be  amended,  restated,  or  otherwise  modified  from  time  to  time,  the  “Loan  and  Servicing  Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu  Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co‐ Borrowers”),  Kudu  Investment  Management,  LLC  (“Holdings”),  KFO  Holdings,  Ltd.,  a  limited  liability  company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings  UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP  Holdings”,  and  collectively  with  KFO  Holdings,  the  “UK  Guarantors”,  and  collectively  with  the  Co‐ Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as  Administrative Agent, and Massachusetts Mutual Life  Insurance  Company, as  the  Servicer. Capitalized  terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in  the Loan and Servicing Agreement.  Pursuant to the provisions of Section 2.13 of the Loan and Servicing Agreement, the undersigned  hereby certifies that  (i) it  is the sole record and beneficial owner of the  loan(s)  (as well as any note(s)  evidencing such loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the  meaning of Section 881(c)(3)(A) of the Code, (iii) it  is not a ten percent shareholder of each of the Co‐ Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (iv) it  is not a controlled foreign  corporation related to the Co‐Borrowers as described in Section 881(c)(3)(C) of the Code.  The undersigned has furnished the Administrative Agent and the Co‐Borrowers with a certificate  of its non‐U.S. Person status on IRS Form W‐8BEN or W‐8BEN‐E as applicable. By executing this certificate,  the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned  shall promptly so inform the Co‐Borrowers and the Administrative Agent, and (2) the undersigned shall  have at all times furnished the Co‐Borrowers and the Administrative Agent, with a properly completed  and currently effective certificate in either the calendar year in which each payment is to be made to the  undersigned, or in either of the two calendar years preceding such payments.  [NAME OF LENDER]  By: Name:   Title:   Date:

Ex. E‐2  NAI‐1516410469v5 FORM OF  U.S. TAX COMPLIANCE CERTIFICATE  (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)  Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same  may  be  amended,  restated,  or  otherwise  modified  from  time  to  time,  the  “Loan  and  Servicing  Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu  Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co‐ Borrowers”),  Kudu  Investment  Management,  LLC  (“Holdings”),  KFO  Holdings,  Ltd.,  a  limited  liability  company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings  UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP  Holdings”,  and  collectively  with  KFO  Holdings,  the  “UK  Guarantors”,  and  collectively  with  the  Co‐ Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as  Administrative Agent, and Massachusetts Mutual Life  Insurance  Company, as  the  Servicer. Capitalized  terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in  the Loan and Servicing Agreement.  Pursuant to the provisions of Section 2.13 of the Loan and Servicing Agreement, the undersigned  hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which  it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code,  (iii) it  is  not  a  ten  percent  shareholder  of  either  of  the  Co‐Borrowers  within  the  meaning  of Section 871(h)(3)(B)  of  the  Code,  and  (iv) it  is  not  a  controlled  foreign  corporation  related  to  the  Co‐ Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished  its participating Lender with a certificate of  its non‐U.S. Person  status on  IRS Form W‐8BEN or W‐8BEN‐E, as applicable. By executing  this certificate, the undersigned  agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so  inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with  a properly completed and currently effective certificate in either the calendar year in which each payment  is to be made to the undersigned, or in either of the two calendar years preceding such payments.  [NAME OF PARTICIPANT]  By: Name:   Title:   Date:

Ex. E‐3  NAI‐1516410469v5 FORM OF  U.S. TAX COMPLIANCE CERTIFICATE  (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)  Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same  may  be  amended,  restated,  or  otherwise  modified  from  time  to  time,  the  “Loan  and  Servicing  Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu  Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co‐ Borrowers”),  Kudu  Investment  Management,  LLC  (“Holdings”),  KFO  Holdings,  Ltd.,  a  limited  liability  company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings  UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP  Holdings”,  and  collectively  with  KFO  Holdings,  the  “UK  Guarantors”,  and  collectively  with  the  Co‐ Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as  Administrative Agent, and Massachusetts Mutual Life  Insurance  Company, as  the  Servicer. Capitalized  terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in  the Loan and Servicing Agreement.  Pursuant to the provisions of Section 2.13 of the Loan and Servicing Agreement, the undersigned  hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing  this  certificate,  (ii) its  direct  or  indirect  partners/members  are  the  sole  beneficial  owners  of  such  participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect  partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary  course of  its  trade or business within  the meaning of Section 881(c)(3)(A) of  the Code,  (iv) none of  its  direct or indirect partners/members is a ten percent shareholder of each of the Co‐Borrowers within the  meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a  controlled foreign corporation related to either of the Co‐Borrowers as described in Section 881(c)(3)(C)  of the Code.   The undersigned has furnished  its participating Lender with IRS Form W‐8IMY accompanied by  one  of  the  following  forms  from  each  of  its  partners/members  that  is  claiming  the  portfolio  interest  exemption: (i) an IRS Form W‐8BEN or W‐8BEN‐E, as applicable, or (ii) an IRS Form W‐8IMY accompanied  by an  IRS Form W‐8BEN or W‐8BEN‐E, as applicable,  from each of such partner's/member's beneficial  owners that  is claiming the portfolio  interest exemption. By executing this certificate, the undersigned  agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so  inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly  completed and currently effective certificate in either the calendar year in which each payment is to be  made to the undersigned, or in either of the two calendar years preceding such payments.  [NAME OF PARTICIPANT]  By: Name:   Title:   Date:

Ex. E‐4  NAI‐1516410469v5 EXHIBIT E  FORM OF  U.S. TAX COMPLIANCE CERTIFICATE  (For Non‐U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)  Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same  may  be  amended,  restated,  or  otherwise  modified  from  time  to  time,  the  “Loan  and  Servicing  Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu  Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co‐ Borrowers”),  Kudu  Investment  Management,  LLC  (“Holdings”),  KFO  Holdings,  Ltd.,  a  limited  liability  company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings  UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP  Holdings”,  and  collectively  with  KFO  Holdings,  the  “UK  Guarantors”,  and  collectively  with  the  Co‐ Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as  Administrative Agent, and Massachusetts Mutual Life  Insurance  Company, as  the  Servicer. Capitalized  terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in  the Loan and Servicing Agreement.  Pursuant to the provisions of Section 2.13 of the Loan and Servicing Agreement, the undersigned  hereby certifies that (i) it is the sole record owner of the loan(s) (as well as any note(s) evidencing such  loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are  the sole beneficial owners of such loan(s) (as well as any note(s) evidencing such loan(s)), (iii) with respect  to  the  extension  of  credit  pursuant  to  the  Loan  and  Servicing  Agreement  or  any  other  Transaction  Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending  credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the  meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten  percent shareholder of each of the Co‐Borrowers within the meaning of Section 871(h)(3)(B) of the Code  and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to either  of the Co‐Borrowers as described in Section 881(c)(3)(C) of the Code.  The undersigned has furnished the Administrative Agent and the Co‐Borrowers with IRS Form W‐ 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the  portfolio interest exemption: (i) an IRS Form W‐8BEN or W‐8BEN‐E, as applicable, or (ii) an IRS Form W‐ 8IMY  accompanied  by  an  IRS  Form  W‐8BEN  or  W‐8BEN‐E,  as  applicable,  from  each  of  such  partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this  certificate, the undersigned agrees that (1) if the  information provided on this certificate changes, the  undersigned  shall  promptly  so  inform  the  Co‐Borrowers  and  the  Administrative  Agent,  and  (2) the  undersigned  shall  have  at  all  times  furnished  the  Co‐Borrowers  and  the  Administrative  Agent  with  a  properly completed and currently effective certificate in either the calendar year in which each payment  is to be made to the undersigned, or in either of the two calendar years preceding such payments.  [NAME OF LENDER]  By: Name:   Title:   Date:

    Ex. F‐1  NAI‐1516410469v5   EXHIBIT F  FORM OF PAYMENT DATE REPORT  [SEE ATTACHED]

    Ex. G‐1  NAI‐1516410469v5   EXHIBIT G     FORM OF ASSIGNMENT AND ASSUMPTION    This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the  Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1  below  ([the][each, an] “Assignor”) and  [the][each] Assignee  identified  in  item 2 below  ([the][each, an]  “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]  hereunder  are  several  and  not  joint.]1  Capitalized  terms  used  but  not  defined  herein  shall  have  the  meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”),  receipt of a  copy of which  is hereby acknowledged by  [the][each] Assignee. The Standard Terms and  Conditions  set  forth  in  Annex 1  attached  hereto  are  hereby  agreed  to  and  incorporated  herein  by  reference and made a part of this Assignment and Assumption as if set forth herein in full.  For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to  [the Assignee][the  respective Assignees],  and  [the][each] Assignee  hereby  irrevocably  purchases  and  assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard  Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative  Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in  [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other  documents or instruments delivered pursuant thereto to the extent related to the amount and percentage  interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective  Assignors] under the respective facilities identified below, and (ii) to the extent permitted to be assigned  under Applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity  as a  Lender)][the  respective Assignors  (in  their  respective  capacities as  Lenders)] against any Person,  whether  known  or  unknown,  arising  under  or  in  connection with  the  Credit  Agreement,  any  other  documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any  way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims,  statutory claims and all other claims at  law or  in equity related  to  the rights and obligations sold and  assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor  to  [the][any]  Assignee  pursuant  to  clauses (i)  and  (ii)  above  being  referred  to  herein  collectively  as  [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor  and, except as expressly provided in this Assignment and Assumption, without representation or warranty  by [the][any] Assignor.  1.  Assignor[s]:  _________________________________________        _________________________________________                                                               1 Include bracketed language if there are either multiple Assignors or multiple Assignees.

    Ex. G‐3  NAI‐1516410469v5   Effective Date:  _____________ ___, 20___.  The terms set forth in this Assignment and Assumption are hereby agreed to:  ASSIGNOR[S]  [NAME OF ASSIGNOR]  By:_________________________________  Title:  [NAME OF ASSIGNOR]  By:_________________________________  Title:  ASSIGNEE[S]  [NAME OF ASSIGNEE]  By:_________________________________  Title:  [NAME OF ASSIGNEE]  By:_________________________________  Title:  Consented to and Accepted:  Alter Domus (US) LLC, as Administrative Agent    By: ________________________________  Title:

    Ex. G‐4  NAI‐1516410469v5   Consented to:  Kudu Investment Holdings, LLC   By: ________________________________  Name:    Title:    Kudu Investment US, LLC  By: ________________________________    Name:     Title:

    Ex. G‐5  NAI‐1516410469v5   ANNEX 1  STANDARD TERMS AND CONDITIONS FOR  ASSIGNMENT AND ASSUMPTION  1. Representations and Warranties.  1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal  and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and  clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has  taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate  the  transactions  contemplated  hereby;  and  (b) assumes  no  responsibility  with  respect  to  (i) any  statements, warranties or representations made  in or  in connection with the Credit Agreement or any  other Transaction Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency  or value of  the Transaction Documents or any collateral thereunder,  (iii) the  financial condition of  the  Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Transaction  Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or  any other Person of any of their respective obligations under any Transaction Document.  1.2 Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full  power and authority, and has  taken all action necessary,  to execute and deliver  this Assignment and  Assumption and to consummate the transactions contemplated hereby and to become a Lender under  the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.04 of the Credit  Agreement, including that it is an Eligible Assignee (subject to such consents, if any, as may be required  thereunder),  (iii) from  and  after  the  Effective Date,  it  shall be bound by  the provisions of  the Credit  Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have  the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets  of  the  type  represented by  the Assigned  Interest and either  it, or  the Person exercising discretion  in  making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it  has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to  receive copies of the most recent financial statements delivered pursuant to Section 5.01(cc) thereof, as  applicable, and such other documents and  information as  it deems appropriate to make  its own credit  analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned  Interest,  (vi) it  has,  independently  and without  reliance  upon  the Administrative Agent  or  any  other  Lender and based on such documents and information as it has deemed appropriate, made its own credit  analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned  Interest, (vii) if it is a foreign Lender attached to the Assignment and Assumption is any documentation  required  to  be  delivered  by  it  pursuant  to  the  terms  of  the  Credit  Agreement,  duly  completed  and  executed by [the][such] Assignee, (viii) if it is not then currently a Lender under the Credit Agreement, the  Assignee shall deliver to the Administrative Agent all documentation and other reasonable information  reasonably determined by Administrative Agent to be required by applicable regulatory authorities under  applicable “know your customer” and anti‐money laundering rules and regulations, including the Patriot  Act,  and  (ix)  it  is not  a Disqualified  Lender;  and  (b) agrees  that  (i) it will,  independently  and without  reliance  on  the  Administrative  Agent,  [the][any]  Assignor  or  any  other  Lender,  and  based  on  such  documents and  information as  it shall deem appropriate at  the  time, continue to make  its own credit  decisions  in  taking  or  not  taking  action  under  the  Transaction Documents,  and  (ii) it will  perform  in  accordance with their terms all of the obligations which by the terms of the Transaction Documents are  required to be performed by it as a Lender.

    Ex. G‐6  NAI‐1516410469v5   2. Payments. From and after the Effective Date, the Administrative Agent shall make  all payments  in respect of [the][each] Assigned  Interest (including payments of principal,  interest, fees  and other amounts) to [the][the relevant] Assignor for amounts that have accrued to but excluding the  Effective Date and  to  [the][the  relevant] Assignee  for amounts  that have accrued  from and after  the  Effective Date. Notwithstanding  the  foregoing,  the  Administrative  Agent  shall make  all  payments  of  interest,  fees or other amounts paid or payable  in kind  from and after  the Effective Date  to  [the][the  relevant] Assignee.  3. General Provisions. This Assignment and Assumption shall be binding upon, and  inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment  and Assumption may be executed  in any number of counterparts, which together shall constitute one  instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption  by  telecopy  shall be effective as delivery of a manually executed  counterpart of  this Assignment and  Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with,  the law of the State of New York.

Ex. H‐1  NAI‐1516410469v5 EXHIBIT H  FORM OF POWER OF ATTORNEY  [Kudu Investment Management, LLC] [Kudu Investment Holdings, LLC] [Kudu Investment US, LLC]  [Date]  This  Power  of  Attorney  is  executed  and  delivered  by  [Kudu  Investment  Management,  LLC  (“Holdings”)] [Kudu  Investment Holdings, LLC, a Delaware  limited  liability company (“Kudu”) and Kudu  Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co‐ Borrowers”)], under the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be  amended,  restated,  or  otherwise  modified  from  time  to  time,  the  “Loan  and  Servicing  Agreement”),  among  [Holdings]  [the  Co‐Borrowers],  [Kudu  Investment  Management,  LLC  (“Holdings”)]  [Kudu  Investment Holdings, LLC, a Delaware limited liability company (“Kudu”) and Kudu Investment US, LLC, a  Delaware  limited  liability  company  (“Kudu  US”, and collectively  with Kudu,  the “Co‐Borrowers”)], KFO  Holdings, Ltd., a  limited  liability company  incorporated  in England and Wales under number 11786202  (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales  under number 11860833 (“KWCP Holdings”, and collectively with KFO Holdings, the “UK Guarantors”, and  collectively with the Co‐Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter  Domus  (US)  LLC,  as  Administrative  Agent,  and  Massachusetts  Mutual  Life  Insurance  Company,  as  the  Servicer. Capitalized terms used herein and not otherwise defined have the meanings set forth for such  terms in the Loan and Servicing Agreement.  No  person  to  whom  this  Power  of  Attorney  is  presented,  as  authority  for  ____________________________________________________ (“Attorney”) to take any action or actions  contemplated hereby, shall inquire into or seek confirmation from [the Co‐Borrowers] [Holdings] as to the  authority of Attorney to take any action described below, or as to the existence of or fulfillment of any  condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority  to  take  and  perform  the  actions  contemplated  herein,  and  [the  Co‐Borrowers]  [Holdings]  irrevocably  waives any right to commence any suit or action, in law or equity, against any person or entity that acts  in reliance upon or acknowledges the authority granted under this Power of Attorney, except in the case  of gross negligence, willful misconduct or fraud as determined by a court of competent  jurisdiction by  final and nonappealable  judgement. The power of attorney granted hereby  is coupled with an  interest  and may not be revoked or canceled by [any Co‐Borrower] [Holdings] until the Facility Termination Date.  [With  effect  after  the  occurrence  and  during  the  continuance  of  an  Event  of  Default,  the  Co‐ Borrowers,  hereby  irrevocably  constitute  and  appoint  Attorney  (and  all  officers,  employees  or  agents  designated by Attorney), solely  in connection with  the enforcement of  the rights and remedies of the  Administrative Agent, the Lenders and the other Secured Parties under the Loan and Servicing Agreement  and the other Transaction Documents, with full power of substitution, as its true and lawful attorney‐in‐ fact  with  full  irrevocable  power  and  authority  in  the  Co‐Borrowers’  place  and  stead  and  at  the  Co‐ Borrowers’ expense and  in  the Co‐Borrowers’ name or  in Attorney’s own name,  from  time  to  time  in  Attorney’s  discretion,  to  take  any  and  all  appropriate  action  and  to  execute  and  deliver  any  and  all  documents  and  instruments  that  may  be  necessary  or  desirable  to  accomplish  the  purposes  of  the  foregoing, and, without limiting the generality of the foregoing, hereby grant to Attorney, for the purposes  of the foregoing, the power and right, on its behalf, without notice to or assent by it, to do the following,  each  in accordance with  the Loan and Servicing Agreement and  the other Transaction Documents:  (a)  open  mail  for  the  Co‐Borrowers,  and  ask,  demand,  collect,  give  acquittances  and  receipts  for,  take  possession  of,  or  endorse  and  receive  payment  of,  any  checks,  drafts,  notes,  acceptances,  or  other

    Ex. H‐2  NAI‐1516410469v5   instruments  for  the  payment  of moneys  due  in  respect  of  the  Collateral,  and  sign  and  endorse  any  invoices,  freight or express bills, bills of  lading, storage or warehouse  receipts, drafts against debtors,  assignments, verifications, and notices in respect of the Collateral; (b) effect any repairs to any of the Co‐ Borrowers’ assets, or continue or obtain any insurance and pay all or any part of the premiums therefor  and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all  determinations and decisions with respect to such policies; (c) to the extent related to the Collateral and  the transactions contemplated by the Transaction Documents, pay or discharge any taxes, Liens, or other  encumbrances levied or placed on or threatened against the Co‐Borrowers or the Co‐Borrowers’ property;  (d)  to  the  extent  related  to  the  Collateral  and  the  transactions  contemplated  by  the  Transaction  Documents, defend any suit, action or proceeding brought against the Co‐Borrowers if the Co‐Borrowers  do not defend such suit, action or proceeding or  if Attorney reasonably believes that  it  is not pursuing  such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust  any suit, action, or proceeding described above and,  in connection  therewith, give such discharges or  releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding  in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed  appropriate by Attorney  for  the purpose of  collecting any and all  such moneys due  in  respect of  the  Collateral to the Co‐Borrowers whenever payable and to enforce any other right  in respect of the Co‐ Borrowers’ property;  (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal  with, any of the Co‐Borrowers’ property constituting Collateral, and execute, in connection with such sale  or action, any endorsements, assignments or other instruments of conveyance or transfer in connection  therewith; (g) to give any necessary receipts or acquittance for amounts collected or received under the  Loan and Servicing Agreement; (h) to make all necessary transfers of the Collateral in connection with any  such sale or other disposition made pursuant to the Loan and Servicing Agreement; (i) to execute and  deliver  for  value  all  necessary  or  appropriate  bills  of  sale,  assignments  and  other  instruments  in  connection with any such sale or other disposition of the Collateral, the Co‐Borrowers hereby ratifying  and confirming all that such Attorney (or any substitute) shall lawfully do or cause to be done hereunder  and pursuant hereto; (j) to send such notification forms as the Attorney deems appropriate to give notice  to Obligors of the Secured Parties’ interest in the Collateral Portfolio; (k) to sign any agreements, orders  or other documents  in connection with or pursuant to any Transaction Document; and (l) to cause the  certified public accountants then engaged by the Co‐Borrowers to prepare and deliver to the Attorney at  any time and from time to time, promptly upon Attorney’s request, any reports required to be prepared  by or on behalf of the Co‐Borrowers under the Transaction Documents, all as though Attorney were the  absolute owner of the Co‐Borrowers’ property for all purposes, and to do, at Attorney’s option and the  Co‐Borrowers’  expense,  at  any  time  or  from  time  to  time,  all  acts  and  other  things  that  Attorney  reasonably deems necessary  to perfect, preserve or  realize upon  the Collateral  and  the  Liens of  the  Administrative Agent,  for  the benefit of  the Secured Parties,  thereon  (including without  limitation  the  execution and filing of UCC financing statements and continuation statements), all as fully and effectively  as the Co‐Borrowers might do. The Co‐Borrowers hereby ratify, to the extent permitted by law, all that  said attorneys shall lawfully do or cause to be done by virtue hereof.]6  [With effect after the occurrence and during the continuance of an Event of Default, Holdings,  hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated  by Attorney), solely in connection with the enforcement of the rights and remedies of the Administrative  Agent, the Lenders and the other Secured Parties under the Loan and Servicing Agreement and the other                                                               6 To be included in Borrower’s Power of Attorney.

    Ex. H‐3  NAI‐1516410469v5   Transaction Document, with  full power of substitution, as  its  true and  lawful attorney‐in‐fact with  full  irrevocable power and authority in Holdings’ place and stead and at Holdings’ expense and in Holdings’  name  or  in  Attorney’s  own  name,  from  time  to  time  in  Attorney’s  discretion,  to  take  any  and  all  appropriate  action  and  to  execute  and  deliver  any  and  all  documents  and  instruments  that may  be  necessary or desirable to accomplish the purposes of the Loan and Servicing Agreement and the other  Transaction Documents, and, without limiting the generality of the foregoing, hereby grants to Attorney  the power and right, on its behalf, without notice to or assent by it, to do the following, each in accordance  with the Loan and Servicing Agreement and the other Transaction Documents: (a) to make all necessary  transfers of the Pledged Equity in connection with any such sale or other disposition made pursuant to  the Loan and Servicing Agreement; (b) to execute and deliver for value all necessary or appropriate bills  of sale, assignments and other instruments in connection with any such sale or other disposition of the  Pledged Equity, Holdings hereby ratifying and confirming all that such Attorney (or any substitute) shall  lawfully do or cause to be done hereunder and pursuant hereto; and (c) to sign any agreements, orders  or other documents in connection with or pursuant to any Transaction Document to the extent related to  the Pledged Equity, all as though Attorney were the absolute owner of the Pledged Equity for all purposes,  and to do, at Attorney’s option and Borrower’s expense, at any time or from time to time, all acts and  other things that Attorney reasonably deems necessary to perfect, preserve or realize upon the Pledged  Equity and the Liens of the Administrative Agent, for the benefit of the Secured Parties, thereon (including  without limitation the execution and filing of UCC financing statements and continuation statements), all  as fully and effectively as Holdings might do.  Holdings hereby ratifies, to the extent permitted by law, all  that said attorneys shall lawfully do or cause to be done by virtue hereof.]7  The undersigned has executed this Power of Attorney as of the date first written above.  [Kudu Investment Management, LLC,   By:    Name:  Title:]  [Kudu Investment Holdings, LLC,   By:    Name:  Title:                                                               7 To be included in Holdings’ Power of Attorney.

    Ex. H‐4  NAI‐1516410469v5   Kudu Investment US, LLC,  By:    Name:  Title:]